Prospectus Supplement dated June 29, 2007 (to Prospectus dated June 11, 2007)

$2,124,065,000 (Approximate)
Mortgage Pass-Through Certificates

Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4
Issuing Entity

DB Structured Products, Inc.
Sponsor

ACE Securities Corp.
Depositor

Wells Fargo Bank, N.A.
Securities Administrator and Master Servicer

The issuing entity will hold one pool of conventional, adjustable-rate and fixed-rate, negative amortization first lien residential mortgage loans and will issue the following classes of certificates that are offered under this prospectus supplement:

Class	Original Principal Balance(1)	Pass-Through Rate	Class	Original Principal Balance(1)	Pass-Through Rate
I-A-1A	$420,000,000	One-Month LIBOR plus 0.19%(2)	M-2	$14,966,000	One-Month LIBOR plus 0.42%(2)
I-A-1B	$413,477,000	One-Month LIBOR plus 0.13%(2)	M-3	$10,690,000	One-Month LIBOR plus 0.52%(2)
II-A-1	$151,671,000	One-Month LIBOR plus 0.20%(2)	M-4	$10,690,000	One-Month LIBOR plus 0.80%(2)
II-A-2	$37,918,000	One-Month LIBOR plus 0.32%(2)	M-5	$10,690,000	One-Month LIBOR plus 0.90%(2)
III-A-1	$149,369,000	One-Month LIBOR plus 0.19%(2)	M-6	$10,689,000	One-Month LIBOR plus 1.10%(2)
A-2A	$96,634,000	(3)	M-7	$10,690,000	One-Month LIBOR plus 2.00%(2)
A-2B	$312,883,000	(3)	M-8	$10,690,000	One-Month LIBOR plus 3.00%(2)
A-3	$245,710,000	(3)	M-9	$10,690,000	One-Month LIBOR plus 3.00%(2)
A-4	$144,608,000	(3)	M-10	$10,690,000	One-Month LIBOR plus 3.00%(2)
M-1	$43,828,000	One-Month LIBOR plus 0.38%(2)	M-11	$7,482,000	One-Month LIBOR plus 3.00%(2)

See next page for footnotes.

Credit enhancement for all of these certificates will be provided by excess interest, overcollateralization and subordination.  The certificates will also have the benefit of a floor agreement and a certificate swap agreement, the Class I-A-1B Certificates will also have the benefit of a separate Class I-A-1B swap agreement and the Class A-2A Certificates will also have the benefit of a separate Class A-2A swap agreement.

You should consider carefully the risk factors beginning on page S-20 in this prospectus supplement.

The certificates will represent an interest in the issuing entity only and will not represent obligations of the depositor, the sponsor or any of their affiliates.  No governmental agency or instrumentality or any other person will insure the certificates or the collateral securing the certificates.

You should consult with your own advisors to determine if the offered certificates are appropriate investments for you and to determine the applicable legal, tax, regulatory and accounting treatment of the offered certificates.

The certificates offered by this prospectus supplement will be purchased by Deutsche Bank Securities Inc. from the depositor, and are being offered by Deutsche Bank Securities Inc. from time to time for sale to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale.  From the sale of the offered certificates, the depositor will receive approximately 99.77% of their initial certificate principal balance, less expenses.

Neither the SEC nor any state securities commission has approved the offered certificates or determined that this prospectus supplement or the prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

The Attorney General of the State of New York has not passed on or endorsed the merits of this offering.  Any representation to the contrary is unlawful.

______________________________

Deutsche Bank Securities Underwriter

(1)

These amounts are approximate.  They are subject to an upward or downward adjustment of no more than 10%, depending on the total principal amount of the mortgage loans delivered at closing.

(2)

The pass-through rate for each of these classes of offered certificates and components will be subject to a rate cap equal to the related Net WAC Pass-Through Rate, as described in this prospectus supplement under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions—Pass-Through Rate”; provided, that the pass-through rate for the Class I-A-1B Certificates will only be subject to the rate cap specified above if payments are not made under the Class I-A-1B swap agreement or the Class I-A-1B swap agreement has been terminated and that the pass-through rate for the Class I-A-2A Component and Class III-A-2A Component will only be subject to the rate cap specified above if payments are not made under the Class A-2A swap agreement or the Class A-2A swap agreement has been terminated.    The margins applicable to the Class I-A-1A, Class I-A-1B, Class II-A-1, Class II-A-2 and Class III-A-1 Certificates and the Class I-A-2A, Class I-A-2B, Class I-A-3, Class I-A-4, Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components will increase by 100% and the margins applicable to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates will increase by 50% on the distribution date following the first possible optional termination date, as described in this prospectus supplement under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions—Pass-Through Rate.”  In addition, in the event that the Class I-A-1B swap agreement is terminated early, the current margin for the Class I-A-1B Certificates will increase by 0.06% per annum on or before the first possible optional termination date and will increase by 0.12% per annum after the first possible optional termination date and in the event that the Class A-2A swap agreement is terminated early, the current margin for the Class I-A-2A Component and Class III-A-2A Component will increase by 0.06% per annum on or before the first possible optional termination date and will increase by 0.12% per annum after the first possible optional termination date.  Each of these certificates will also have the benefit of an interest rate floor agreement and a certificate swap agreement, the Class I-A-1B Certificates will also have the benefit of a separate Class I-A-1B swap agreement and the Class A-2A Certificates will also have the benefit of a separate Class A-2A swap agreement, as described in this prospectus supplement.

(3)

For purposes of the distribution of interest and principal, and any other distributions, and the allocation of losses, (i) the Class A-2A Certificates will be deemed to consist of the Class I-A-2A Component and the Class III-A-2A Component, (ii) the Class A-2B Certificates will be deemed to consist of the Class I-A-2B Component and the Class III-A-2B Component, (iii) the Class A-3 Certificates will be deemed to consist of the Class I-A-3 Component and the Class III-A-3 Component and (iv) the Class A-4 Certificates will be deemed to consist of the Class I-A-4 Component and the Class III-A-4 Component.  Each of the Class A-2A, Class A-2B, Class A-3 and Class A-4 Certificates will be entitled to all distributions of interest of and interest on, and any other distributions with respect to, the related components.  The components are not severable.

Table of Contents

SUMMARY

S-1

TRANSACTION STRUCTURE

S-19

RISK FACTORS

S-20

DESCRIPTION OF THE MORTGAGE POOL

S-35

General

S-35

Mortgage Loan Characteristics

S-37

Tabular Characteristics of the Mortgage Loans in the Aggregate

S-39

Tabular Characteristics of the Group I Mortgage Loans

S-50

Tabular Characteristics of the Group II Mortgage Loans

S-61

Tabular Characteristics of the Group III Mortgage Loans

S-69

Index

S-80

Additional Information

S-81

THE ORIGINATORS

S-81

General

S-81

Countrywide Home Loans, Inc.

S-81

MORTGAGE LOAN UNDERWRITING STANDARDS

S-82

Countrywide Home Loans, Inc.

S-82

ISSUING ENTITY

S-87

THE DEPOSITOR

S-88

THE SPONSOR

S-88

STATIC POOL INFORMATION

S-89

DESCRIPTION OF THE CERTIFICATES

S-89

General

S-89

Book-Entry Registration

S-90

Transfer Restrictions

S-93

Table of Fees and Expenses

S-94

Available Distribution Amount

S-95

Glossary of Definitions Relating to the Priority of Distributions

S-96

The Floor Agreement and Floor Account

S-114

The Floor Provider

S-116

The Certificate Swap Agreement and the Certificate Swap Account

S-116

The Class I-A-1B Swap Agreement and the Class I-A-1B Swap Account

S-121

The Class A-2A Swap Agreement and the Class A-2A Swap Account

S-125

The Certificate Swap Provider, Class I-A-1B Swap Provider and Class A-2A Swap Provider

S-130

Distributions to the Supplemental Interest Trust

S-130

Priority of Distributions

S-131

Interest Distributions

S-131

Principal Distributions

S-133

Distribution of Net Monthly Excess Cashflow

S-138

Subordination and Allocation of Losses

S-140

Last Scheduled Distribution Date

S-142

Calculation of One-Month LIBOR

S-142

SERVICING

S-143

General

S-143

Countrywide Home Loans Servicing LP

S-143

Servicing and Other Compensation and Payment of Expenses

S-144

Payments on Mortgage Loans; Deposits to Custodial Accounts

S-145

Advances

S-145

Compensating Interest

S-145

Modifications

S-146

Special Servicing Agreements; Purchase of Delinquent Mortgage Loans

S-146

Evidence as to Compliance

S-147

THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER AND THE CUSTODIANS

S-147

Wells Fargo Bank, N. A.

S-147

Deutsche Bank National Trust Company

S-149

The Distribution Account

S-149

Master Servicing and Other Compensation and Payment of Expenses

S-150

Events of Default and Removal of Master Servicer

S-150

Transfer of Master Servicing

S-151

Indemnification

S-151

THE TRUSTEE

S-151

THE CREDIT RISK MANAGER

S-153

POOLING AND SERVICING AGREEMENT

S-153

General

S-153

Assignment of the Mortgage Loans

S-154

Voting Rights

S-155

Optional Termination

S-155

Reports to Certificateholders

S-157

PREPAYMENT AND YIELD CONSIDERATIONS

S-158

Principal Prepayments and Compensating Interest

S-160

Certificates

S-160

Weighted Average Life

S-161

Prepayment Speed Assumption and Modeling Assumptions

S-161

FEDERAL INCOME TAX CONSEQUENCES

S-192

LEGAL PROCEEDINGS

S-194

AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

S-194

LEGAL INVESTMENT ASPECTS

S-194

ACCOUNTING CONSIDERATIONS

S-195

ERISA CONSIDERATIONS

S-195

METHOD OF DISTRIBUTION

S-197

SECONDARY MARKET

S-197

LEGAL MATTERS

S-197

CERTIFICATE RATINGS

S-198

AVAILABLE INFORMATION

S-199

REPORTS TO CERTIFICATEHOLDERS

S-199

INCORPORATION OF INFORMATION BY REFERENCE

S-200

ANNEX I - GLOBAL CLEARANCE AND SETTLEMENT AND DOCUMENTATION PROCEDURES

A-I

ANNEX II - FLOOR AGREEMENT SCHEDULE

A-II

ANNEX III – CERTIFICATE SWAP AGREEMENT SCHEDULE

A-III

Important Notice About Information in This Prospectus supplement and the Accompanying Prospectus.

You should rely only on the information contained in this document. We have not authorized anyone to provide you with different information.

We provide information to you about the offered certificates in two separate documents that progressively provide more detail:

•

the accompanying prospectus, which provides general information, some of which may not apply to this series of certificates; and

•

this prospectus supplement, which describes the specific terms of this series of certificates.

If the information regarding the offered certificates is more specific in this prospectus supplement than in the prospectus, then you should rely on the information in this prospectus supplement.

ACE Securities Corp.’s principal offices are located at 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211, and its telephone number is (704) 365-0569.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), the Underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

(a)

to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(c)

in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of certificates to the public” in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

United Kingdom

The Underwriter has represented and agreed that:

(a)

it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the Financial Services and Markets Act does not apply to the Issuer; and

(b)

it has complied and will comply with all applicable provisions of the Financial Services and Markets Act with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

 - DO NOT DELETE - FOR S PAGE NUMBERING

 SUMMARY

The following summary is a very broad overview of the certificates offered by this prospectus supplement and the accompanying prospectus and does not contain all of the information that you should consider in making your investment decision.  To understand the terms of the offered certificates, carefully read this entire prospectus supplement and the entire accompanying prospectus. Capitalized terms used in this summary may be defined elsewhere in this prospectus supplement.

Transaction Parties

Issuing Entity

Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, a New York common law trust.  The issuing entity will be established pursuant to a pooling and servicing agreement dated as of the cut-off date among ACE Securities Corp., as depositor, Wells Fargo Bank, N.A., as master servicer and as securities administrator, Clayton Fixed Income Services Inc., as credit risk manager, and HSBC Bank USA, National Association, as trustee.  The issuing entity is also sometimes referred to herein as the “trust” or the “trust fund.”

Sponsor

DB Structured Products, Inc., a Delaware corporation.

Depositor

ACE Securities Corp., a Delaware corporation. See “The Depositor” in this prospectus supplement and “The Depositor” the prospectus.

Originators

Countrywide Home Loans, Inc. with respect to approximately 86.13%, of the mortgage loans by aggregate principal balance as of the cut-off date.  The remainder of the mortgage loans were originated by various originators, each of which has originated less than 10.00% of the mortgage loans by aggregate principal balance as of the cut-off date.  See “Description of the Mortgage Pool—The Originators” in this prospectus supplement.

Master Servicer

Wells Fargo Bank, N.A., a national banking association.  See “The Securities Administrator, the Master Servicer and the Custodians” in this prospectus supplement.

Servicers

Countrywide Home Loans Servicing LP and GMAC Mortgage LLC with respect to approximately 86.13% and approximately 13.87%, respectively, of the mortgage loans by aggregate principal balance as of the cut-off date.  See “Description of the Mortgage Pool—The Servicers” in this prospectus supplement.

Trustee

HSBC Bank USA, National Association, a national banking association. See “The Trustee” in this prospectus supplement.

Securities Administrator

Wells Fargo Bank, N.A.  See “The Securities Administrator, the Master Servicer and the Custodians” in this prospectus supplement.

Custodians

Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company. See “The Securities Administrator, the Master Servicer and the Custodians” in this prospectus supplement.

Credit Risk Manager

Clayton Fixed Income Services Inc.  See “The Credit Risk Manager” in this prospectus supplement.

NIMS Insurer

One or more insurance companies may issue a financial guaranty insurance policy covering certain payments to be made on net interest margin securities to be issued by a separate trust and secured by all or a portion of the Class CE-1 and Class P certificates.  In such event, the NIMS Insurer will be able to exercise rights which could adversely impact the related certificateholders.  See “Risk Factors—Rights of NIMS Insurer” in this prospectus supplement.

Floor Provider

The Bank of New York.  See “Description of the Certificates—The Floor Provider” in this prospectus supplement.

Certificate Swap Provider, Class I-A-1B Swap Provider and Class A-2A Swap Provider

Deutsche Bank AG New York Branch, a banking institution and a stock corporation incorporated under the laws of Germany.  See “Description of the Certificates—The Certificate Swap Provider, Class I-A-1B Swap Provider and Class A-2A Swap Provider” in this prospectus supplement.

Cut-Off Date

The close of business on June 1, 2007.

Closing Date

On or about June 29, 2007.

The Mortgage Pool.  On the closing date, the depositor will deposit a pool of mortgage loans into the trust.  The mortgage loans will be divided into three loan groups, referred to in this prospectus supplement as the “group I mortgage loans,” “group II mortgage loans” and “group III mortgage loans,” and also referred to as “loan group I,” “loan group II” and “loan group III.”  The mortgage pool will consist of conventional, one- to four-family, first lien, negative amortization mortgage loans on residential real properties with original terms to maturity of not more than forty (40) years, as described in this prospectus supplement.  On the closing date, the mortgage pool in the aggregate will contain 4,918 conventional, one- to four-family, first lien, negative amortization mortgage loans on residential real properties as described in this prospectus supplement.  Approximately $2,137,653,967 of the mortgage loans, representing approximately 99.99% of the cut-off date principal balance of the mortgage pool are adjustable-rate mortgage loans and approximately $308,821 of the mortgage loans, representing approximately 0.01% of the cut-off date principal balance of the mortgage pool are fixed-rate mortgage loans.  All of the group I mortgage loans are adjustable-rate mortgage loans and none of the group I mortgage loans are fixed-rate mortgage loans.  Approximately $205,208,706 of the group II mortgage loans, representing approximately 99.85% of the cut-off date principal balance of loan group II are adjustable-rate mortgage loans and $308,821 of the mortgage loans, representing approximately 0.15% of the cut-off date principal balance of loan group II are fixed-rate mortgage loans.  All of the group III mortgage loans are adjustable-rate mortgage loans and none of the mortgage loans are fixed-rate mortgage loans.

References to percentages of the mortgage loans under this section are calculated based on the aggregate principal balance of the mortgage loans in the aggregate or in a particular loan group, as applicable, as of the cut-off date.

Required Repurchases or Substitutions of Mortgage Loans.  The trustee will acknowledge the sale, transfer and assignment of the trust fund to it by the depositor and receipt of, subject to further review and the exceptions, the mortgage loans.  If the trustee obtains actual knowledge that any mortgage loan is defective on its face due to a breach of the representations and warranties with respect to that mortgage loan in the transaction agreements, the trustee will be required to promptly notify the sponsor of such defect. The sponsor will then be required to correct or cure any such defect within 90 days from the date of notice from the trustee of the defect and if the sponsor fails to correct or cure such defect within such period and such defect materially and adversely affects the interests of the certificateholders in the related mortgage loan, the sponsor will be required, in accordance with the terms of the pooling and servicing agreement, within 90 days of the date of notice, to repurchase such mortgage loan or provide the trustee with a substitute mortgage loan (if within two years of the closing date); provided that, if such defect would cause the mortgage loan to be other than a “qualified mortgage” as defined in Section 860G(a)(3) of the Internal Revenue Code, any such cure or substitution must occur within 90 days from the date such breach was discovered.

Related Loan Groups.  The certificates with a “I” prefix are designated as the group I senior certificates and correspond to loan group I.  The components with a “I” prefix are designated as the group I components and correspond to loan group I.  The certificates with a “II” prefix are designated as the group II senior certificates and correspond to loan group II.  The certificates with a “III” prefix are designated as the group III senior certificates and correspond to loan group III.  The components with a “III” prefix are designated as the group III components and correspond to loan group III.   The certificates with an “A” prefix are designated as the group I/III senior certificates and correspond to loan group I and loan group III.  The certificates with an “M” prefix are designated as the mezzanine certificates and correspond to all of the mortgage loans.  The certificates generally receive principal and interest collected from the loans in the corresponding loan group or loan groups, as applicable.

Characteristics of the Mortgage Loans.  The mortgage loans will consist of conventional adjustable and fixed-rate, negative amortization residential mortgage loans secured by first liens on one- to four-family residential properties.  As of the cut-off date, the mortgage loans in the aggregate, and the mortgage loans in each loan group, had the following approximate characteristics:

Mortgage Loans in the Aggregate

	Range or Total		Weighted Average
Number of Mortgage Loans	4,918
Aggregate Unpaid Principal Balance(1)(2)	$2,137,962,788		$434,722
Unpaid Principal Balances(1) (2)	$32,000 – $3,142,575
Interest Rates(1)	1.000% – 10.375%		6.984%
Remaining Terms to Stated Maturity (months)	348 – 480		372
Loan Age (months)	0 - 13		1
Original Loan-to-Value Ratio(1)	8.00% – 100.00%		74.57%
FICO Scores(3)	616 – 850		717
Geographic Concentration of Mortgaged Properties in Excess of 5% of the Aggregate Unpaid Principal Balance(1)	California	57.26%
	Florida	10.12%
Maximum Five-Digit Zip Code Concentration		92651

(1) Approximate

(2) Indicates average

(3) FICO Scores greater than 0

Group I Mortgage Loans

	Range or Total		Weighted Average
Number of Mortgage Loans	3,142
Aggregate Unpaid Principal Balance(1) (2)	$1,662,583,267		$529,148
Unpaid Principal Balances(1)	$45,000 – $3,142,575
Interest Rates(1)	1.000% – 10.375%		6.924%
Remaining Terms to Stated Maturity (months)	348 – 480		372
Loan Age (months)	0 – 13		1
Original Loan-to-Value Ratio(1)	18.31% – 100.00%		74.42%
FICO Scores(3)	616 – 850		718
Geographic Concentration of Mortgaged Properties in Excess of 5% of the Aggregate Unpaid Principal Balance(1)	California	61.11%
	Florida	9.19%
Maximum Five-Digit Zip Code Concentration		92651

(1) Approximate

(2) Indicates average

(3) FICO Scores greater than 0

Group II Mortgage Loans

	Range or Total		Weighted Average
Number of Mortgage Loans	767
Aggregate Unpaid Principal Balance(1)(2)	$205,517,526		$267,950
Unpaid Principal Balances(1)	$37,799 – $765,792
Interest Rates(1)	4.750% – 9.250%		7.220%
Remaining Terms to Stated Maturity (months)	352 – 480		362
Loan Age (months)	0 – 8		1
Original Loan-to-Value Ratio(1)	8.00% – 95.00%		73.80%
FICO Scores(3)	620 - 823		718
Geographic Concentration of Mortgaged Properties in Excess of 5% of the Aggregate Unpaid Principal Balance(1)	California	45.22%
	Florida	10.71%
	Washington	9.23%
Maximum Five-Digit Zip Code Concentration		95476

(1) Approximate

(2) Indicates average

(3) FICO Scores greater than 0

Group III Mortgage Loans

	Range or Total		Weighted Average
Number of Mortgage Loans	1,009
Aggregate Unpaid Principal Balance(1)(2)	$269,861,995		$267,455
Unpaid Principal Balances(1)	$32,000 – $748,673
Interest Rates(1)	1.000% – 9.950%		7.174%
Remaining Terms to Stated Maturity (months)	349 – 480		378
Loan Age (months)	0 – 11		1
Original Loan-to-Value Ratio(1)	14.20% – 95.00%		76.10%
FICO Scores(3)	640 – 817		713
Geographic Concentration of Mortgaged Properties in Excess of 5% of the Aggregate Unpaid Principal Balance(1)	California	42.70%
	Florida	15.41%
Maximum Five-Digit Zip Code Concentration		96706

(1) Approximate

(2) Indicates average

(3) FICO Scores greater than 0

Description of the Certificates

The certificates will represent all of the beneficial ownership interest in the trust.  The securities administrator will execute and authenticate and the trustee will deliver the following certificates under the pooling and servicing agreement.

Class	Original Principal Balance(1)	Type	Pass-Through Rate	Interest Type	Standard & Poor’s Rating(2)	Moody’s Rating(2)	Fitch(2)	Last Scheduled Distribution Date(3)
Offered Certificates:
I-A-1A	$420,000,000	Super Senior	One-Month LIBOR plus 0.19%(4)	Floating	AAA	Aaa	AAA	August 2047
I-A-1B	$413,477,000	Super Senior	One-Month LIBOR plus 0.13%(5)	Floating	AAA	Aaa	AAA	August 2047
II-A-1	$151,671,000	Super Senior	One-Month LIBOR plus 0.20%(6)	Floating	AAA	Aaa	AAA	August 2047
II-A-2	$37,918,000	Senior Support	One-Month LIBOR plus 0.32%(6)	Floating	AAA	Aaa	AAA	August 2047
III-A-1	$149,369,000	Super Senior	One-Month LIBOR plus 0.19%(7)	Floating	AAA	Aaa	AAA	August 2047
A-2A(8)	$96,634,000(8)	Super Senior/ Senior Support	(8)	Floating	AAA	Aaa	AAA	August 2047
A-2B(9)	$312,883,000(9)	Super Senior/ Senior Support	(9)	Floating	AAA	Aaa	AAA	August 2047
A-3(10)	$245,710,000(10)	Senior Support	(10)	Floating	AAA	Aaa	AAA	August 2047
A-4(11)	$144,608,000(11)	Senior	(11)	Floating	AAA	Aaa	AAA	August 2047
M-1	$43,828,000	Subordinate	One-Month LIBOR plus 0.38%(12)	Floating	AA+	Aaa	AA+	August 2047
M-2	$14,966,000	Subordinate	One-Month LIBOR plus 0.42%(12)	Floating	AA	Aa1	AA	August 2047
M-3	$10,690,000	Subordinate	One-Month LIBOR plus 0.52%(12)	Floating	AA-	Aa1	AA-	August 2047
M-4	$10,690,000	Subordinate	One-Month LIBOR plus 0.80%(12)	Floating	A+	Aa2	A+	August 2047
M-5	$10,690,000	Subordinate	One-Month LIBOR plus 0.90%(12)	Floating	A	Aa3	A	August 2047
M-6	$10,689,000	Subordinate	One-Month LIBOR plus 1.10%(12)	Floating	A-	A1	A-	August 2047
M-7	$10,690,000	Subordinate	One-Month LIBOR plus 2.20%(12)	Floating	BBB+	A2	BBB+	August 2047
M-8	$10,690,000	Subordinate	One-Month LIBOR plus 3.00%(12)	Floating	BBB	A3	BBB	August 2047
M-9	$10,690,000	Subordinate	One-Month LIBOR plus 3.00%(12)	Floating	BBB-	Baa1	BBB-	August 2047
M-10	$10,690,000	Subordinate	One-Month LIBOR plus 3.00%(12)	Floating	BB+	Baa2	BB+	August 2047
M-11	$7,482,000	Subordinate	One-Month LIBOR plus 3.00%(12)	Floating	BB	Baa3	BB	August 2047
Total:	$2,124,065,000
Components
I-A-2A	$81,948,000	Super Senior/ Senior Support	One-Month LIBOR plus 0.17%(13)	Floating	N/A	N/A	N/A	August 2047
III-A-2A	$14,686,000	Super Senior/ Senior Support	One-Month LIBOR plus 0.17%(14)	Floating	N/A	N/A	N/A	August 2047
I-A-2B	$265,333,000	Super Senior/ Senior Support	One-Month LIBOR plus 0.23%(4)	Floating	N/A	N/A	N/A	August 2047
III-A-2B	$47,550,000	Super Senior/ Senior Support	One-Month LIBOR plus 0.23%(7)	Floating	N/A	N/A	N/A	August 2047
I-A-3	$208,368,000	Senior Support	One-Month LIBOR plus 0.32%(4)	Floating	N/A	N/A	N/A	August 2047
III-A-3	$37,342,000	Senior Support	One-Month LIBOR plus 0.32%(7)	Floating	N/A	N/A	N/A	August 2047
I-A-4	$144,607,000	Senior	One-Month LIBOR plus 0.21%(4)	Floating	N/A	N/A	N/A	August 2047
III-A-4	$1,000	Senior	One-Month LIBOR plus 0.21%(7)	Floating	N/A	N/A	N/A	August 2047

Non-Offered Certificates:
CE-1	$13,897,688	Subordinate		N/A	NR	NR	NR	N/A
CE-2	(15)	N/A	N/A	N/A	NR	NR	NR	N/A
CE-3	(15)	N/A	N/A	N/A	NR	NR	NR	N/A
P	$100	Prepayment Charges	(16)	N/A	NR	NR	NR	N/A
R	N/A	Residual	N/A	Variable	NR	NR	NR	N/A
Aggregate Total:	$2,137,962,788

(1)

These amounts are approximate.  They are subject to an upward or downward adjustment of no more than 5%, depending on the total principal amount of the mortgage loans delivered at closing.  Amount is “notional” if so indicated.

(2)

See “Certificate Ratings” in this prospectus supplement.

(3)

The actual final payment to any class of certificates could be significantly earlier.

(4)

The pass-through rates for the Class I-A-1A Certificates and the Class I-A-2B, Class I-A-3 and Class I-A-4 Components will be subject to a rate cap equal to the related Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.” The margins applicable to the Class I-A-1A Certificates and the Class I-A-2B, Class I-A-3 and Class I-A-4 Components will increase by 100% on the distribution date following the first possible optional termination date, as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.” The Class I-A-1A Certificates and the Class I-A-2B, Class I-A-3 and Class I-A-4 Components will have the benefit of the floor agreement and the certificate swap agreement, each as further described in this prospectus supplement.

(5)

The pass-through rate for the Class I-A-1B Certificates will be subject to a rate cap equal to the related Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate;” provided, that the pass-through rate for the Class I-A-1B Certificates will only be subject to the related Net WAC Pass-Through Rate if payments are not made under the Class I-A-1B swap agreement or the Class I-A-1B swap agreement has been terminated.  The margins applicable to the Class I-A-1B Certificates will increase by 100% on the distribution date following the first possible optional termination date, as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.” In addition, in the event that the Class I-A-1B swap agreement is terminated early, the current margin for the Class I-A-1B Certificates will increase by 0.06% per annum on or before the first possible optional termination date and will increase by 0.12% per annum after the first possible optional termination date. The Class I-A-1B Certificates will have the benefit of the certificate swap agreement, the Class I-A-1B swap agreement, and the floor agreement, each as further described in this prospectus supplement.

(6)

The pass-through rate for the Class II-A-1 and Class II-A-2 Certificates will be subject to a rate cap equal to the related Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.”  The margins applicable to the Class II-A-1 and Class II-A-2 Certificates will increase by 100% on the distribution date following the first possible optional termination date, as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.”   The Class II-A-1 and Class II-A-2 Certificates will have the benefit of the floor agreement and the certificate swap agreement, each as further described in this prospectus supplement.

(7)

The pass-through rates for the Class III-A-1 Certificates and the Class III-A-2B, Class III-A-3 and Class III-A-4 Components will be subject to a rate cap equal to the related Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.”  The margins applicable to the Class III-A-1 Certificates and the Class III-A-2B, Class III-A-3 and Class III-A-4 Components will increase by 100% on the distribution date following the first possible optional termination date, as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.”   The Class III-A-1 Certificates and the Class III-A-2B, Class III-A-3 and Class III-A-4 Components will have the benefit of the floor agreement and the certificate swap agreement, each as further described in this prospectus supplement.

(8)

The Class A-2A Certificates will be deemed for purposes of the distribution of interest and principal and the allocation of losses to consist of two components as described under “Components” in the table above.  The Class A-2A Certificates will be entitled to all distributions of principal of and interest on, and all other distributions with respect to, the Class I-A-2A and Class III-A-2A Components.  The components are not severable.

(9)

The Class A-2B Certificates will be deemed for purposes of the distribution of interest and principal and the allocation of losses to consist of two components as described under “Components” in the table above.  The Class A-2B Certificates will be entitled to all distributions of principal of and interest on, and all other distributions with respect to, the Class I-A-2B and Class III-A-2B Components.  The components are not severable.

(10)

The Class A-3 Certificates will be deemed for purposes of the distribution of interest and principal and the allocation of losses to consist of two components as described under “Components” in the table above.  The Class A-3 Certificates will be entitled to all distributions of principal of and interest on, and all other distributions with respect to, the Class I-A-3 and Class III-A-3 Components.  The components are not severable.

(11)

The Class A-4 Certificates will be deemed for purposes of the distribution of interest and principal and the allocation of losses to consist of two components as described under “Components” in the table above.  The Class A-4 Certificates will be entitled to all distributions of principal of and interest on, and all other distributions with respect to, the Class I-A-4 and Class III-A-4 Components.  The components are not severable.

(12)

The pass-through rates for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, M-10 and Class M-11 Certificates will be subject to a rate cap equal to the related Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.”  The margins applicable to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, M-10 and Class M-11 Certificates will increase by 50% on the distribution date following the first possible optional termination date, as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.”   These certificates will have the benefit of the floor agreement and the certificate swap agreement, each as further described in this prospectus supplement.

(13)

The pass-through rate for the Class I-A-2A Component will be subject to a rate cap equal to the related Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate;”  provided, that the pass-through rate for the Class I-A-2A Component will only be subject to the related Net WAC Pass-Through Rate if payments are not made under the Class A-2A swap agreement or the Class A-2A swap agreement has been terminated.  The margins applicable to the Class I-A-2A Component will increase by 100% on the distribution date following the first possible optional termination date, as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.”  In addition, in the event that the Class A-2A swap agreement is terminated early, the current margin for the Class I-A-2A Component will increase by 0.06% per annum on or before the first possible optional termination date and will increase by 0.12% per annum after the first possible optional termination date. The Class I-A-2A Component will have the benefit of the certificate swap agreement, the Class A-2A swap agreement, and the floor agreement, each as further described in this prospectus supplement.

(14)

The pass-through rate for the Class III-A-2A Component will be subject to a rate cap equal to the related Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate;”  provided, that the pass-through rate for the Class III-A-2A Component will only be subject to the related Net WAC Pass-Through Rate if payments are not made under the Class A-2A swap agreement or the Class A-2A swap agreement has been terminated.  The margins applicable to the Class III-A-2A Component will increase by 100% on the distribution date following the first possible optional termination date, as described in this prospectus supplement under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Pass-Through Rate.”  In addition, in the event that the Class A-2A swap agreement is terminated early, the current margin for the Class III-A-2A Component will increase by 0.06% per annum on or before the first possible optional termination date and will increase by 0.12% per annum after the first possible optional termination date. The Class III-A-2A Component will have the benefit of the certificate swap agreement, the Class A-2A swap agreement, and the floor agreement, each as further described in this prospectus supplement.

(15)

The Class CE-2 and Class CE-3 Certificates are interest-only certificates and are entitled to the excess servicing fee received on certain mortgage loans, as more particularly set forth in the pooling and servicing agreement.

(16)

The Class P Certificates will be entitled to prepayment premiums, penalties or charges on the mortgage loans, except such prepayment premiums, penalties or charges that are to be paid to the related servicer as more particularly set forth in the pooling and servicing agreement.

Offered Certificates

Only the Class I-A-1A, Class I-A-1B, Class II-A-1, Class II-A-2, Class III-A-1, Class A-2A, Class A-2B, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are offered by this prospectus supplement and are referred to herein as the “offered certificates”.

Sometimes we refer to the certificates by their principal or interest types.  Since some classes of certificates have the characteristics of more than one category, they may appear more than once in the categories presented in the chart below.

Certificate Types
Senior Certificates:	I-A-1A, I-A-1B, II-A-1, II-A-2, III-A-1, A-2A, A-2B, A-3, A-4
Group I Senior Certificates	I-A-1A, I-A-1B
Group II Senior Certificates	II-A-1, II-A-2
Group III Senior Certificates	III-A-1
Group I/III Senior Certificates	A-2A, A-2B, A-3, A-4
Mezzanine Certificates:	M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, M-11
Subordinate Certificates:	M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10, M-11, CE-1
LIBOR Certificates:	Senior Certificates and Mezzanine Certificates
Offered Certificates:	Senior Certificates and M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8, M-9, M-10 and M-11 Certificates
Floating Rate Certificates:	Senior Certificates and Mezzanine Certificates
Non-Offered Certificates:	CE-1, CE-2, CE-3, P, R
Residual Certificates:	R
Book-Entry Certificates:	Senior Certificates and Mezzanine Certificates

Components

Each of the certificates listed below will be deemed for purposes of the distribution of interest and principal and the allocation of losses to consist of the related components described below.  Each of the certificates listed below will be entitled to all distributions of principal of and interest on, and any other distributions with respect to, the related components.  The components are not severable.

Class of Certificates	Related Components
Class A-2A Certificates	Class I-A-2A and Class III-A-2A Components
Class A-2B Certificates	Class I-A-2B and Class III-A-2B Components
Class A-3 Certificates	Class I-A-3 and Class III-A-3 Components
Class A-4 Certificates	Class I-A-4 and Class III-A-4 Components

The Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components are referred to in this prospectus supplement as the “group I components”.  The Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components are referred to in this prospectus supplement as the “group III components”.  The group I components and the group III components are referred to in this prospectus supplement as the “components”.

Class CE-1 Certificates

The Class CE-1 Certificates are not offered by this prospectus supplement.  The Class CE-1 certificates will have an initial certificate principal balance of approximately $13,897,688 which is approximately equal to the initial overcollateralization required by the pooling and servicing agreement.  The Class CE-1 Certificates initially evidence an interest of approximately 0.65% of the cut-off date principal balance of the mortgage loans in the trust.

Class CE-2 and Class CE-3 Certificates

The Class CE-2 and Class CE-3 Certificates are not offered by this prospectus supplement.  The Class CE-2 and Class CE-3 Certificates are interest-only certificates and are entitled to the excess servicing fee and ancillary income received on certain mortgage loans, as more particularly set forth in the pooling and servicing agreement.

Class P Certificates

The Class P Certificates are not offered by this prospectus supplement.  The Class P Certificates will have an initial certificate principal balance of $100 and will not be entitled to distributions in respect of interest.  The Class P Certificates will be entitled to all prepayment premiums, penalties or charges received in respect of the mortgage loans, except such prepayment premiums, penalties or charges that are to be paid to the related servicer as more particularly set forth in the pooling and servicing agreement.

Residual Certificates

The Class R Certificates are not offered by this prospectus supplement.  The Class R Certificates are residual certificates and represent the residual interests in the trust.

Distribution Dates

Distributions on the offered certificates will be made on the 25th day of each month or, if that day is not a business day, on the next succeeding business day, beginning in July 2007.

Book-Entry Registration

The offered certificates will be available only in book-entry form through the facilities of The Depository Trust Company, except under limited circumstances.  See “Description of the Certificates–Book-Entry Registration” in this prospectus supplement.

Available Distribution Amount

On each distribution date, the securities administrator will make distributions to the supplemental interest trust and to certificateholders from the available distribution amount for such distribution date.  The available distribution amount on any distribution date from which principal and interest distributions will be made to certificateholders will generally include the following amounts, net of servicing fees, credit risk manager fees, premiums payable in connection with certain lender paid primary mortgage insurance policies, if applicable, any adjusted net securities administrator Class I-A-1B swap payments payable to the Class I-A-1B swap provider, any adjusted net securities administrator Class A-2A swap payments payable to the Class A-2A swap provider, any net securities administrator certificate swap payments payable to the certificate swap provider, any swap termination payments payable to the certificate swap provider, Class I-A-1B swap provider or Class A-2A swap provider that are not the result of a swap provider trigger event by the certificate swap provider, Class I-A-1B swap provider, or Class A-2A swap provider, as applicable, and certain other expenses of the trust:

•

amounts received on the mortgage loans during the related due period in respect of scheduled principal and interest payments (including advances received from the servicers and/or master servicer);

•

full and partial prepayments received on the mortgage loans during the related prepayment period (including compensating interest received from the servicers and/or master servicer);

•

any other unscheduled amounts received on the mortgage loans during the related prepayment period, including liquidation proceeds and proceeds received in connection with the repurchase of a mortgage loan.

Interest Distributions

On each distribution date, interest will be distributed to each class of interest bearing group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components in an amount equal to (i) interest accrued during the related interest accrual period on the related certificate principal balance for such certificates and components at the related pass-through rate provided for in this prospectus supplement, less any interest shortfalls allocated to such certificates and components as described below, plus (ii) interest accrued but unpaid on prior distribution dates, together with interest on such unpaid amounts at the applicable pass-through rate. Interest on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components will be calculated based on a 360-day year and the actual number of days elapsed during the related interest accrual period.

On each distribution date, interest accrued on each class of interest bearing group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components will be reduced by such class’s or component’s share of (i) net deferred interest on the related mortgage loans for that distribution date, (ii) prepayment interest shortfalls on the related mortgage loans not covered by compensating interest paid by the servicers or the master servicer, (iii) interest shortfalls on the related mortgage loans as a result of the application of the Servicemembers Civil Relief Act or similar state or local laws and (iv) certain realized losses on the related mortgage loans attributable to interest.

For any distribution date, the amount of the net deferred interest that will be allocated to the classes of group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components will equal the excess, if any, of the interest deferred on the related mortgage loans from the previous due date to the due date related to that distribution date over the amount of principal payments, principal prepayments and subsequent recoveries received on the related mortgage loans during the prepayment period and due period related to that distribution date (this amount is referred to as the “net deferred interest”).  In the case of any class of group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, the certificate principal balance of that class of certificates or component will be increased by the amount of any net deferred interest allocated to that class of certificates or component.

The group I senior certificates, group II senior certificates, group III senior certificates and components will be entitled to payments of interest prior to the payment of interest to the mezzanine certificates.  Each class of mezzanine certificates with a higher payment priority will be entitled to payments of interest prior to the payment of interest to any class of mezzanine certificates with a lower payment priority.

See “Description of the Certificates–Interest Distributions” in this prospectus supplement.

Principal Distributions

On each distribution date, the securities administrator will distribute the aggregate principal funds for such distribution date to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components in the amounts and in the order of priority described in this prospectus supplement, until the certificate principal balance of each such certificate and component has been reduced to zero.

See “Description of the Certificates–Principal Distributions” in this prospectus supplement.

Credit Enhancement

The credit enhancement provided for the benefit of the holders of the offered certificates consists of excess interest, overcollateralization and subordination, each as described in this section and under “Description of the Certificates–Subordination and Allocation of Losses” and “–Distribution of Net Monthly Excess Cashflow” in this prospectus supplement.

Excess Interest.  The mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to distribute monthly interest on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components and to pay certain fees and expenses of the trust and the supplemental interest trust (including any adjusted net securities administrator Class I-A-1B swap payments payable to the Class I-A-1B swap provider, any adjusted net securities administrator Class A-2A swap payments payable to the Class A-2A swap provider, any net securities administrator certificate swap payments payable to the certificate swap provider, and any swap termination payments payable to the certificate swap provider, Class I-A-1B swap provider or Class A-2A swap provider that are not the result of a swap provider trigger event by the certificate swap provider, Class I-A-1B swap provider or Class A-2A swap provider, as applicable).  Any excess interest from the mortgage loans each month will be available to absorb realized losses on the mortgage loans, pay interest shortfalls and net WAC rate carryover amounts and to maintain or restore overcollateralization at required levels.

Overcollateralization. The aggregate principal balance of the mortgage loans as of the cut-off date will exceed the aggregate certificate principal balance of the senior certificates, the mezzanine certificates and the Class P Certificates on the closing date by approximately $13,897,688 or approximately 0.65% of the aggregate principal balance of the mortgage loans as of the cut-off date which is approximately equal to the initial amount of overcollateralization required to be provided by the mortgage pool under the pooling and servicing agreement.  See “Description of the Certificates–Distribution of Net Monthly Excess Cashflow” in this prospectus supplement.

Subordination. The rights of the holders of the mezzanine certificates and Class CE-1 Certificates to receive distributions of principal and interest will be subordinated, to the extent described in this prospectus supplement, to the rights of the holders of the senior certificates.

In addition, to the extent described under “Description of the Certificates–Subordination and Allocation of Losses” in this prospectus supplement, the rights of the holders of the Class CE-1 Certificates will be subordinated to the rights of the holders of each class of mezzanine certificates, and the rights of the holders of each class of mezzanine certificates will be subordinated to the rights of the holders of each class of mezzanine certificates with a lower numerical designation.

Subordination is intended to enhance the likelihood of regular distributions on the more senior certificates and components in respect of interest and principal and to afford the more senior certificates and components protection against realized losses on the mortgage loans, as described under “Description of the Certificates–Subordination and Allocation of Losses” in this prospectus supplement.

Allocation of Losses

If, on any distribution date, there is not sufficient excess interest, overcollateralization (represented by the Class CE-1 Certificates) and amounts received under the floor agreement and the certificate swap agreement to absorb realized losses on the mortgage loans, then realized losses on the mortgage loans will be allocated first, to the Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, sequentially, in that order, until each such certificate principal balance is reduced to zero, and second, to the group I senior certificates, group II senior certificates, group III senior certificates and components, as follows:

(i)    Realized losses on the group I mortgage loans will be allocated, concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on certificate principal balance, until their respective certificate principal balances are reduced to zero; provided however that any realized losses otherwise allocable to the Class I-A-2A and Class I-A-2B Components will be allocated to the Class I-A-3 Component, until its certificate principal balance is reduced to zero; and provided further that any realized losses otherwise allocable to the Class I-A-1A and Class I-A-1B Certificates will be allocated, first, to the Class I-A-3 Component, until its certificate principal balance is reduced to zero; and second, concurrently, to the Class I-A-2A and Class I-A-2B Components, pro rata based on certificate principal balance, until their respective certificate principal balances are reduced to zero;

(ii)  Realized losses on the group II mortgage loans will be allocated sequentially, to the Class II-A-2 and Class II-A-1 Certificates, in that order, in each case, until the certificate principal balance of such class of Certificates is reduced to zero and

(iii)  Realized losses on the group III mortgage loans will be allocated, concurrently, to the Class III-A-1 Certificates, and the Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on certificate principal balance, until their respective certificate principal balances are reduced to zero; provided however that any realized losses otherwise allocable to the Class III-A-2A and Class III-A-2B Components will be allocated to the Class III-A-3 Component, until its certificate principal balance is reduced to zero; and provided further that any realized losses otherwise allocable to the Class III-A-1 Certificates will be allocated, first, to the Class III-A-3 Component, until its certificate principal balance is reduced to zero; and second, concurrently, to the Class III-A-2A and Class III-A-2B Components, pro rata based on certificate principal balance, until their respective certificate principal balances are reduced to zero.

See “Description of the Certificates–Subordination and Allocation of Losses” in this prospectus supplement.

Once realized losses are allocated to the group I senior certificates, group II senior certificates, group III senior certificates and components, their certificate principal balances will be reduced by the amount so allocated.  However, the amount of any realized losses allocated to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components may be distributed to the holders of those certificates and components to the extent of funds available as described in this prospectus supplement under “Description of the Certificates–Distribution of Net Monthly Excess Cashflow”, “The Certificate Swap Agreement and the Certificate Swap Account” and “—The Floor Agreement and Floor Account”.

Floor Agreement

The group I senior certificates, group II senior certificates, group III senior certificates, subordinate certificates and components will have the benefit of an interest rate floor agreement, provided by The Bank of New York, for each distribution date commencing in January 2008 and terminating immediately following the distribution date in July 2008, unless the floor agreement is terminated earlier in accordance with its provisions.  The floor agreement will have an initial notional amount of approximately $641,979,850.

Pursuant to the floor agreement, on the second business day prior to each distribution date the floor provider will be obligated to pay to the supplemental interest trust for the benefit of the holders of the senior certificates and subordinate certificates an amount equal to the product of (i) the excess, if any, of (x) the floor strike rate (as set forth on Annex II to this prospectus supplement), over (y) the greater of (a) one-month LIBOR (as determined pursuant to the floor agreement) and (b) the floor ceiling rate (as set forth on Annex II to this prospectus supplement), (ii) the floor notional amount (as set forth on Annex II to this prospectus supplement) and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous distribution date to but excluding the current distribution date (or, for the first distribution date, the actual number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360.  On the second business day prior to each distribution date, any floor payments received by the securities administrator from the floor provider under the floor agreement will be deposited into a reserve fund referred to in this prospectus supplement as the floor account and will be available for distribution to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components to pay any interest shortfall amounts, maintain or restore overcollateralization, cover realized losses on the mortgage loans allocated to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components and to pay any net WAC rate carryover amounts, as described in this prospectus supplement.

Certificate Swap Agreement

The group I senior certificates, group II senior certificates, group III senior certificates, subordinate certificates and components will have the benefit of an interest rate swap agreement, referred to herein as the certificate swap agreement, provided by Deutsche Bank AG New York Branch, referred to in this prospectus supplement as the certificate swap provider, for each distribution date commencing in July 2007 and terminating immediately following the distribution date in June 2012.  The certificate swap agreement will have an initial notional amount of $5,360,000.

Pursuant to the certificate swap agreement, on the business day prior to each distribution date the securities administrator (on behalf of the supplemental interest trust and from funds available in an account, referred to in this prospectus supplement as the certificate swap account) will be obligated to pay to the certificate swap provider an amount equal to the product of (a) 5.475% per annum, (b) the product of (x) the notional amount set forth in the certificate swap agreement (as set forth on Annex III to this prospectus supplement) and (y) 250 and (c) a fraction, the numerator of which is 30 (or, for the first distribution date, the actual number of days elapsed from the closing date to but excluding the first distribution date calculated on a 30/360 basis) and the denominator of which is 360.  The amount payable by the swap provider with respect to the certificate swap agreement, referred to in this prospectus supplement as the certificate swap provider, to the supplemental interest trust for the benefit of the certificateholders will equal the product of (a) one-month LIBOR (as calculated pursuant to the certificate swap agreement), (b) the product of (x) the notional amount set forth in the certificate swap agreement (as set forth on Annex III to this prospectus supplement) and (y) 250 and (c) a fraction, the numerator of which is the actual number of days elapsed from the previous distribution date to but excluding the current distribution date (or, for the first distribution date, the actual number of days elapsed from the closing date to but excluding the first distribution date), and the denominator of which is 360.  However, only the net amount of the two obligations will be paid on the business day prior to each distribution date by the appropriate party.

On the business day prior to each distribution date, to the extent that the amount payable by the securities administrator under the certificate swap agreement exceeds the amount payable by the certificate swap provider, the securities administrator will be required to deposit the amount of such excess into the certificate swap account.  The certificate swap account will be an asset of a supplemental trust and amounts deposited to this account will be used by the securities administrator, on behalf of the trustee of the supplemental trust, to remit net payments to the certificate swap provider.  On any distribution date on which the certificate swap provider is required to make a net payment to the supplemental trust pursuant to the certificate swap agreement, the certificate swap provider will be required to deposit such net amount to the certificate swap account.

Any net amounts paid by the certificate swap provider to the supplemental interest trust will be used on the applicable distribution date to pay any interest shortfall amounts, maintain or restore overcollateralization, cover realized losses on the mortgage loans allocated to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components and to pay any net WAC rate carryover amounts, in the order of priority described under “Description of the Certificates—The Certificate Swap Agreement and the Certificate Swap Account” in this prospectus supplement.

Upon early termination of the certificate swap agreement, the securities administrator (on behalf of the supplemental interest trust and from funds in the certificate swap account) or the certificate swap provider may be required to make a termination payment to the other party (regardless of which party caused the termination).  Any such termination payment will be computed in accordance with the procedures set forth in the certificate swap agreement.  In the event that the securities administrator is required to make such a swap termination payment, that payment will be paid on the related distribution date and on any subsequent distribution dates until paid in full.  Any swap termination payments due from the securities administrator to the certificate swap provider that do not result from the occurrence of a swap provider trigger event will be paid to the certificate swap provider on the applicable distribution date or dates before any distributions are made to certificateholders.

See “Description of the Certificates—The Certificate Swap Agreement and the Certificate Swap Account” in this prospectus supplement.

Class I-A-1B Swap Agreement

The Class I-A-1B Certificates will have the benefit of an interest rate swap agreement, referred to herein as the Class I-A-1B swap agreement, provided by Deutsche Bank AG New York Branch for each distribution date commencing in July 2007 and terminating immediately following the earlier to occur of (i) the distribution date in August 2047, and (ii) the date upon which the certificate principal balance of the Class I-A-1B Certificates has been reduced to zero.

On the business day prior to each distribution date, the “securities administrator Class I-A-1B swap payment” will be an amount equal to the product of:

(a) a per annum rate (referred to in this prospectus supplement as the “Class I-A-1B swap fee rate”) equal to the lesser of (1) the sum of (A) one-month LIBOR plus 0.13% for any distribution date on or prior to the first possible optional termination date or one-month LIBOR plus 0.26% for any distribution date after the first possible optional termination date and (B) a per annum rate equal to 0.06% for any distribution date on or prior to the first possible optional termination date or 0.12% per annum for any distribution date after the first possible optional termination date; and (2) the related Net WAC Pass-Through Rate for the Class I-A-1B Certificates for the related accrual period,

(b) a notional amount equal to the certificate principal balance of the Class I-A-1B Certificates immediately prior to the related distribution date, and

(c) the actual number of days in the related interest accrual period divided by 360.

On the business day prior to each distribution date, the “Class I-A-1B swap provider payment” will be an amount equal to the product of:

(a) one-month LIBOR plus 0.13% for any distribution date on or prior to the first possible optional termination date, or one-month LIBOR plus 0.26% for any distribution date after the first possible optional termination date,

(b) a notional amount equal to the certificate principal balance of the Class I-A-1B Certificates immediately prior to the related distribution date, and

(c) the actual number of days in the related interest accrual period divided by 360.

On the business day prior to each such distribution date, to the extent that the securities administrator Class I-A-1B swap payment exceeds the Class I-A-1B swap provider payment (referred to in this prospectus supplement as the “net securities administrator Class I-A-1B swap payment”), the securities administrator will be required to deposit the “adjusted net securities administrator Class I-A-1B swap payment” into the Class I-A-1B swap account and remit such adjusted net securities administrator Class I-A-1B swap payment to the Class I-A-1B swap provider.  On the business day prior to each distribution date, to the extent that the Class I-A-1B swap provider payment exceeds the securities administrator Class I-A-1B swap payment (referred to in this prospectus supplement as the “net Class I-A-1B swap provider payment”), the Class I-A-1B swap provider will be required to deposit into the Class I-A-1B swap account the Class I-A-1B net swap provider payment for distribution to the Class I-A-1B Certificates as described under “Description of the Certificates—The Class I-A-1B Swap Agreement and the Class I-A-1B Swap Account” in this prospectus supplement.

For each distribution date (other than the earlier of (a) the distribution date in August 2047 and (b) the date on which the certificate principal balance of the Class I-A-1B certificates has been reduced to zero), the “adjusted net securities administrator Class I-A-1B swap payment” will be equal to the excess, if any, of (A) the sum of (x) the net securities administrator Class I-A-1B swap payment plus (y) the unpaid deferred adjusted net Class I-A-1B swap amount for such distribution date over (B) any deferred adjusted net Class I-A-1B swap amount for the current distribution date.  On the earlier of (a) the distribution date in August 2047 and (b) the date on which the certificate principal balance of the Class I-A-1B certificates has been reduced to zero, the “adjusted net securities administrator Class I-A-1B swap payment” will be equal to the sum of (x) the net securities administrator Class I-A-1B swap payment plus (y) the “unpaid deferred adjusted net Class I-A-1B swap amount” for such distribution date.

The “deferred adjusted net Class I-A-1B swap amount” for any distribution date will be equal to the lesser of (a) the excess of (x) the sum of (i) the net securities administrator Class I-A-1B swap payment plus (ii) the unpaid deferred adjusted net Class I-A-1B swap amount for such distribution date over (y) available funds for that distribution date and (b) the net deferred interest for that distribution date.

The “unpaid deferred adjusted net Class I-A-1B swap amount” for any distribution date will be equal to the aggregate deferred adjusted net Class I-A-1B swap amount from prior distribution dates plus interest accrued during the related accrual period on such deferred adjusted net Class I-A-1B swap amount at the Class I-A-1B swap fee rate.

Any net Class I-A-1B swap provider payments paid by the Class I-A-1B swap provider under the Class I-A-1B swap agreement to the supplemental interest trust will be used on the applicable distribution date to pay any interest shortfall amounts on the Class I-A-1B Certificates, and to pay any net WAC rate carryover amounts on the Class I-A-1B Certificates, as described under “Description of the Certificates—The Class I-A-1B Swap Agreement and the Class I-A-1B Swap Account” in this prospectus supplement.

Upon early termination of the Class I-A-1B swap agreement, the securities administrator (on behalf of the supplemental interest trust and from funds in the swap account) or the Class I-A-1B swap provider may be required to make a termination payment to the other party (regardless of which party caused the termination).  Any such termination payment will be computed in accordance with the procedures set forth in the Class I-A-1B swap agreement.  In the event that the securities administrator is required to make such a swap termination payment, that payment will be paid on the related distribution date and on any subsequent distribution dates until paid in full.  Any swap termination payments due from the securities administrator to the Class I-A-1B swap provider under the Class I-A-1B swap agreement that do not result from the occurrence of a swap provider trigger event, will be paid to the Class I-A-1B swap provider on the applicable distribution date or dates before any distributions are made to certificateholders.

See “Description of the Certificates—The Class I-A-1B Swap Agreement and the Class I-A-1B Swap Account” in this prospectus supplement.

Class A-2A Swap Agreement

The Class A-2A Certificates will have the benefit of an interest rate swap agreement, referred to herein as the Class A-2A swap agreement, provided by Deutsche Bank AG New York Branch for each distribution date commencing in July 2007 and terminating immediately following the earlier to occur of (i) the distribution date in August 2047, and (ii) the date upon which the certificate principal balance of the Class A-2A Certificates has been reduced to zero.

On the business day prior to each distribution date, the “securities administrator Class A-2A swap payment” will be an amount equal to the product of:

(a) a per annum rate (referred to in this prospectus supplement as the “Class A-2A swap fee rate”) equal to the lesser of (1) the sum of (A) one-month LIBOR plus 0.17% for any distribution date on or prior to the first possible optional termination date or one-month LIBOR plus 0.34% for any distribution date after the first possible optional termination date and (B) a per annum rate equal to 0.06% for any distribution date on or prior to the first possible optional termination date or 0.12% per annum for any distribution date after the first possible optional termination date; and (2) the weighted average of (x) the related Net WAC Pass-Through Rate for the Class I-A-2A Component and (y) the related Net WAC Pass-Through Rate for the Class III-A-2A Component, weighted on the basis of their certificate principal balances, for the related accrual period,

(b) a notional amount equal to the certificate principal balance of the Class A-2A Certificates immediately prior to the related distribution date, and

(c) the actual number of days in the related interest accrual period divided by 360.

On the business day prior to each distribution date, the “Class A-2A swap provider payment” will be an amount equal to the product of:

(a) one-month LIBOR plus 0.17% for any distribution date on or prior to the first possible optional termination date, or one-month LIBOR plus 0.34% for any distribution date after the first possible optional termination date,

(b) a notional amount equal to the certificate principal balance of the Class A-2A Certificates immediately prior to the related distribution date, and

(c) the actual number of days in the related interest accrual period divided by 360.

On the business day prior to each such distribution date, to the extent that the securities administrator Class A-2A swap payment exceeds the Class A-2A swap provider payment (referred to in this prospectus supplement as the “net securities administrator Class A-2A swap payment”), the securities administrator will be required to deposit the “adjusted net securities administrator Class A-2A swap payment” into the Class A-2A swap account and remit such adjusted net securities administrator Class A-2A swap payment to the Class A-2A swap provider.  On the business day prior to each distribution date, to the extent that the Class A-2A swap provider payment exceeds the securities administrator Class A-2A swap payment (referred to in this prospectus supplement as the “net Class A-2A swap provider payment”), the Class A-2A swap provider will be required to deposit into the Class A-2A swap account the Class A-2A net swap provider payment for distribution to the Class A-2A Certificates as described under “Description of the Certificates—The Class A-2A Swap Agreement and the Class A-2A Swap Account” in this prospectus supplement.

For each distribution date (other than the earlier of (a) the distribution date in August 2047 and (b) the date on which the certificate principal balance of the Class A-2A certificates has been reduced to zero), the “adjusted net securities administrator Class A-2A swap payment” will be equal to the excess, if any, of (A) the sum of (x) the net securities administrator Class A-2A swap payment plus (y) the unpaid deferred adjusted net Class A-2A swap amount for such distribution date over (B) any deferred adjusted net Class A-2A swap amount for the current distribution date.  On the earlier of (a) the distribution date in August 2047 and (b) the date on which the certificate principal balance of the Class A-2A certificates has been reduced to zero, the “adjusted net securities administrator Class A-2A swap payment” will be equal to the sum of (x) the net securities administrator Class A-2A swap payment plus (y) the “unpaid deferred adjusted net Class A-2A swap amount” for such distribution date.

The “deferred adjusted net Class A-2A swap amount” for any distribution date will be equal to the lesser of (a) the excess of (x) the sum of (i) the net securities administrator Class A-2A swap payment plus (ii) the unpaid deferred adjusted net Class A-2A swap amount for such distribution date over (y) available funds for that distribution date and (b) the net deferred interest for that distribution date.

The “unpaid deferred adjusted net Class A-2A swap amount” for any distribution date will be equal to the aggregate deferred adjusted net Class A-2A swap amount from prior distribution dates plus interest accrued during the related accrual period on such deferred adjusted net Class A-2A swap amount at the Class A-2A swap fee rate.

Any net Class A-2A swap provider payments paid by the Class A-2A swap provider under the Class A-2A swap agreement to the supplemental interest trust will be used on the applicable distribution date to pay any interest shortfall amounts on the Class I-A-2A and Class III-A-2A Components, and to pay any net WAC rate carryover amounts on the Class I-A-2A and Class III-A-2A Components, as described under “Description of the Certificates—The Class A-2A Swap Agreement and the Class A-2A Swap Account” in this prospectus supplement.

Upon early termination of the Class A-2A swap agreement, the securities administrator (on behalf of the supplemental interest trust and from funds in the swap account) or the Class A-2A swap provider may be required to make a termination payment to the other party (regardless of which party caused the termination).  Any such termination payment will be computed in accordance with the procedures set forth in the Class A-2A swap agreement.  In the event that the securities administrator is required to make such a swap termination payment, that payment will be paid on the related distribution date and on any subsequent distribution dates until paid in full.  Any swap termination payments due from the securities administrator to the Class A-2A swap provider under the Class A-2A swap agreement that do not result from the occurrence of a swap provider trigger event, will be paid to the Class A-2A swap provider on the applicable distribution date or dates before any distributions are made to certificateholders.

See “Description of the Certificates—The Class A-2A Swap Agreement and the Class A-2A Swap Account” in this prospectus supplement.

Advances

Each servicer will be required to advance delinquent payments of principal and interest on the mortgage loans serviced by it, subject to the limitations described under “Description of the Certificates—Advances” in this prospectus supplement. The master servicer, as successor to the servicer, will be obligated to make any required delinquency advance if the applicable servicer fails in its obligation to do so, to the extent provided in the pooling and servicing agreement. The applicable servicer or the master servicer, as the case may be, will be entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.  See “Servicing–Advances” in this prospectus supplement and “Description of the Securities–Advances in Respect of Delinquencies” in the prospectus.

Servicing Fee

With respect to the mortgage loans, the weighted average servicing fee that will be paid to the related servicers as of the cut-off date will be equal to approximately 0.375% per annum. Such fee will be payable monthly, computed on the basis of the same principal amount and period with respect to which any interest payment on such mortgage loan is computed.  The obligation to pay the servicing fee to the related servicer will be limited to, and the servicing fee will be payable from, the interest portion of such monthly payments collected.

Credit Risk Manager Fee

With respect to the mortgage loans, the fee that will be paid to the credit risk manager will be equal to 0.009% per annum of the stated principal balance of each mortgage loan. Such fee will be payable monthly, computed on the basis of the same principal amount and period with respect to which any interest payment on such mortgage loan is computed.

Expected Final Distribution Date

The expected final distribution date for each class of offered certificates is as set forth in the following table:

Class	Expected Final Distribution Date
I-A-1A	November 2015
I-A-1B	November 2015
II-A-1	November 2015
II-A-2	November 2015
III-A-1	November 2015
A-2A	November 2015
A-2B	November 2015
A-3	November 2015
A-4	November 2015
M-1	November 2015
M-2	November 2015
M-3	November 2015
M-4	November 2015
M-5	November 2015
M-6	November 2015
M-7	November 2015
M-8	November 2015
M-9	February 2015
M-10	February 2014
M-11	July 2013

The expected final distribution date for each class of offered certificates is based upon (i) 25% CPR of the mortgage loans, (ii) the modeling assumptions used in this prospectus supplement, as described under “Prepayment and Yield Considerations–Prepayment Assumption and Modeling Assumptions” and (iii) assuming the optional termination is exercised on the earliest possible distribution date, as described in this prospectus supplement under “The Pooling and Servicing Agreement–Optional Termination”.  It is possible that the principal balance of the certificates may be fully paid prior to the related expected final distribution date, or may not be fully paid by the related expected final distribution date.

Last Scheduled Distribution Date

The last scheduled distribution date for the certificates is the distribution date in August 2047, which is the distribution date occurring one month after the original scheduled maturity date for the latest maturing mortgage loan.

The actual last distribution date on any class of certificates will depend on the rate of payments of principal on the mortgage loans which, in turn, may be influenced by a variety of economic, geographic and social factors, as well as the level of prevailing interest rates.  No assurance can be given as to the actual payment experience with respect to the mortgage loans.

Optional Termination

The master servicer may, at its option and subject to certain conditions, purchase the mortgage loans (and any properties acquired in respect of the mortgage loans) when the total outstanding principal balance of the mortgage loans (and the fair market value of any properties acquired in respect of the mortgage loans) on any distribution date is less than or equal to 10% of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date.

See “Pooling and Servicing Agreement–Optional Termination” in this prospectus supplement.

Federal Income Tax Treatment

The offered certificates will represent ownership of REMIC regular interests, which will be treated as ownership of debt, coupled with certain contractual rights and obligations.  Certificateholders must include in income all interest and any original issue discount on such offered certificates in accordance with the accrual method of accounting, even if the certificateholder is otherwise a cash method taxpayer.

Certain classes of offered certificates may be treated as having been issued with original issue discount.

See “Federal Income Tax Consequences” in this prospectus supplement.

Legal Investment

The senior certificates and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will constitute “mortgage-related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984, referred to in this Prospectus supplement as SMMEA, for so long as such offered certificates are rated in one of the two highest rating categories by S&P, Fitch and Moody’s or another nationally recognized statistical rating organization.  Investors should consult their own legal counsel in determining the extent to which the offered certificates constitute legal investments for them.  See “Legal Investment Aspects” in this prospectus supplement.

ERISA Considerations

Generally, the Class I-A-1A, Class I-A-1B, Class II-A-1, Class III-A-1 and Class A-4 Certificates may be purchased by employee benefit plans or other retirement arrangements subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986.  However, a person investing assets of any such plans or arrangements may not hold or acquire such certificates before the termination of the floor agreement, the certificate swap agreement and any other swap agreement, as applicable, unless such acquisition or holding is eligible for the exemptive relief available under one of the administrative or statutory exemptions described in this prospectus supplement under “ERISA Considerations.”

Offered certificates, other than the Class I-A-1A, Class I-A-1B, Class II-A-1, Class III-A-1 and Class A-4 Certificates, may only be purchased by plan investors that are certain insurance company general accounts.

We refer you to “ERISA Considerations” in this prospectus supplement and “ERISA Considerations” in the prospectus for additional information.

 TRANSACTION STRUCTURE

 RISK FACTORS

The offered certificates may not be suitable investments for you.  In particular, you should not purchase certificates of any class unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class.

The certificates are complex securities.  You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the prospectus in the context of your financial situation.

The yield of each class of certificates will depend upon, among other things, the price you paid for your certificates and the rate and timing of principal payments on the mortgage loans, including prepayments, defaults and liquidations, as well as the actual characteristics of the mortgage loans.  Mortgage prepayment rates are likely to fluctuate significantly from time to time.  You should consider the associated risks, including the following:

Rights of the NIMS Insurer.

Pursuant to the terms of the pooling and servicing agreement, unless there exists a continuance of any failure by the NIMS Insurer, if any, to make a required payment under the policy insuring the net interest margin securities, any NIMS Insurer will be entitled to exercise, among others, the following rights of the holders of the offered certificates, without the consent of such holders, and the holders of the offered certificates may exercise such rights only with the prior written consent of such NIMS Insurer: (i) the right to provide notices of master servicer defaults and the right to direct the termination of the rights and obligations of the master servicer pursuant to the pooling and servicing agreement in the event of a default by the master servicer; (ii) the right to remove the securities administrator, the trustee or any co-trustee, or custodians pursuant to the pooling and servicing agreement; and (iii) the right to direct the trustee or the securities administrator to take actions pursuant to the pooling and servicing agreement.  In addition, pursuant to the terms of the pooling and servicing agreement, unless a continuance of any failure by the NIMS Insurer, if any, to make a required payment under the policy insuring the net interest margin securities exists, such NIMS Insurer’s consent will be required prior to, among other things, (i) the removal or replacement of the master servicer, any successor master servicer, the securities administrator or the trustee, (ii) the appointment or termination of any servicer, subservicer or co-trustee or (iii) any amendment to the pooling and servicing agreement.

Investors in the offered certificates should note that:

•

any insurance policy issued by the NIMS Insurer, if any, will not cover, and will not benefit in any manner whatsoever, the offered certificates;

•

the rights to be granted to the NIMS Insurer, if any, are extensive;

•

the interests of the NIMS Insurer, if any, may be inconsistent with, and adverse to the interests of the holders of the offered certificates and the NIMS Insurer, if any, has no obligation or duty to consider the interests of the offered certificates in connection with the exercise or nonexercise of such NIMS Insurer’s rights;

•

such NIMS Insurer’s exercise of the rights and consents set forth above may negatively affect the offered certificates and the existence of such NIMS Insurer’s rights, whether or not exercised, may adversely affect the liquidity of the offered certificates relative to other asset-backed certificates backed by comparable loans and with comparable payment priorities and ratings; and

•

there may be more than one series of notes insured by the NIMS Insurer and the NIMS Insurer will have the rights set forth herein so long as any such series of notes remain outstanding.

Prepayments on the mortgage loans may affect the yield on your certificates.

•

If the mortgage loans are prepaid at a rate faster than assumed, this may reduce the yields of classes of certificates purchased at a premium over their principal balances. However, with respect to approximately 73.07%, 68.21%, and 90.55% of the group I mortgage loans, group II mortgage loans and group III mortgage loans, respectively, by aggregate principal balance of the mortgage loans as of the cut-off date, a prepayment may subject the related mortgagor to a prepayment charge. A prepayment charge may or may not act as a deterrent to prepayment of the related mortgage loan.  All prepayment charges collected will be paid to the holder of the Class P Certificates, except such prepayment charges that are to be paid to the related servicer as more particularly set forth in the pooling and servicing agreement.

•

If the mortgage loans are prepaid at a rate slower than assumed, this may reduce the yields of any related classes of certificates purchased at a discount to their principal balances.

•

If your principal is repaid to you at a time when you did not expect to receive it, you may not be able to reinvest your funds at the same rate or a higher rate of return than the interest rate on your certificates.

•

If the actual characteristics and behavior of the mortgage loans differ from what you assumed, it can have a significant effect on the weighted average lives and yields of the certificates.

•

The rate and timing of principal payments relative to the amount and timing of deferred interest on the mortgage loans will affect the yields to maturity on the certificates.

•

The rate of principal payments on the mortgage loans varies and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors, including prevailing mortgage market interest rates and the particular terms of the mortgage loans.  There is no guarantee as to the actual rate of prepayment on the mortgage loans, or that the rate of prepayment will conform to any model described in this prospectus supplement or in the prospectus. See “Prepayment and Yield Considerations” in this prospectus supplement and “Yield Considerations” in the prospectus.

Your yield will be subject to any negative amortization on the mortgage loans.

All of the mortgage loans are “negative amortization loans.”  With respect to approximately 34.19%, 0.00% and 83.14% of the group I mortgage loans, group II mortgage loans and group III mortgage loans, respectively (the “option ARM loans”), after an introductory period of up to three months after origination during which the interest rates on the negative amortization loans are fixed, generally, the interest rates on the option ARM loans will adjust monthly but their payments and amortization schedules will adjust annually and are subject to payment caps.  The interest rates on option ARM loans during their introductory periods are lower than the sum of the indices applicable at origination and the related margins, and may be as low as approximately 1% per annum.  Since the scheduled monthly payments on option ARM loans for the first year are set at their origination, the scheduled monthly payments are based upon the introductory interest rates.  As a result, after the introductory interest rates expire and until the initial annual adjustment to the scheduled monthly payment made by the borrower, (unless the fully indexed mortgage rate is a rate at or below the introductory mortgage rate) the scheduled monthly payment made by the borrower on an option ARM loan will not be sufficient to pay the amount of interest accruing on the adjustable-rate mortgage loan. If borrowers only make their scheduled monthly payments, a portion of the accrued interest on option ARM loans will become “deferred interest”.  Deferred interest will be added to the related option ARM loan’s principal balance and will also bear interest at the applicable interest rate for that mortgage loan.  In addition, due to the limit with respect to option ARM loans on the amount of the annual adjustment to the scheduled payment, the scheduled payment still may not be sufficient to avoid deferred interest after the first adjustment.  With respect to option ARM loans, deferred interest is also likely to result if interest rates rise more quickly than monthly payments are adjusted and borrowers only make their scheduled monthly payments.

In addition, with respect to option ARM loans, the amount by which a monthly payment may be adjusted on an annual payment adjustment date is limited and may not be sufficient to amortize fully the unpaid principal balance of an option ARM loan over its remaining term to maturity.  If the interest rates on the option ARM mortgage loans decrease prior to an adjustment in the monthly payment, a larger portion of the monthly payment will be applied to the unpaid principal balance of the option ARM loan, which may cause the classes of certificates to amortize more quickly.  Conversely, if the interest rates on the option ARM loans increase prior to an adjustment in the monthly payment, a smaller portion of the monthly payment will be applied to the unpaid principal balance of the option ARM loan, which may cause the classes of certificates to amortize more slowly.  Further, if an option ARM accrues deferred interest during a due period, it will reduce the amount of interest available to be distributed as cash on the classes of certificates on the related distribution date.   If the unpaid principal balance of an option ARM loan exceeds the original balance of the option ARM loan by the amount specified in the related mortgage note, the monthly payment due on that option ARM loan will be recast without regard to the payment cap in order to provide for the outstanding balance of the option ARM loan to be paid in full at its maturity.  In addition, on the fifth payment adjustment date or tenth payment adjustment date of an option ARM loan, as applicable, and every fifth payment adjustment date thereafter and the last payment adjustment date prior to the option ARM loan’s maturity, the monthly payment due on that mortgage loan will be recast without regard to the related payment cap in order to provide for the outstanding balance of the option ARM loan to be paid in full at its maturity by the payment of equal monthly installments.  These features may affect the rate at which principal on these option ARM loans is paid and may create a greater risk of default if the borrowers are unable to pay the monthly payments on the related increased principal balances.

With respect to approximately 65.81%, 99.85%, and 16.86% of the group I mortgage loans, group II mortgage loans and group III mortgage loans, respectively (the “hybrid option ARM loans”), after an initial fixed-rate period of three, five or seven years after origination, the interest rates on the hybrid option ARM loans will adjust annually.  However, during the initial fixed-rate period with respect to a hybrid option ARM loan, or until the unpaid principal balance of that mortgage loan reaches its maximum limit, the minimum payment payable will be based on a fixed “minimum payment rate” that is lower than the initial fixed-rate.  As a result, the scheduled minimum monthly payment made by the borrower on a hybrid option ARM loan will not be sufficient to pay the amount of interest accruing on the mortgage loan.  If borrowers only make their scheduled minimum monthly payment, a portion of the accrued interest on the hybrid option ARM loan will become “deferred interest”.  Deferred interest will be added to the related hybrid option ARM loan’s principal balance and will also bear interest at the applicable interest rate for that mortgage loan.

With respect to approximately 0.00%, 0.15%, and 0.00% of the group I mortgage loans, group II mortgage loans and group III mortgage loans, respectively (the “fixed-rate payment option loans”), the interest rates on such fixed-rate payment option loans are fixed.  However, during the first ten years from origination of that loans, as applicable, or until the unpaid principal balance of that mortgage loan reaches its maximum limit, the minimum payment payable will be based on a fixed “minimum payment rate” that is lower than the actual fixed interest rate.  As a result, the scheduled minimum monthly payment made by the borrower on a fixed-rate payment option loan will not be sufficient to pay the amount of interest accruing on the mortgage loan.  If borrowers only make their scheduled minimum monthly payment, a portion of the accrued interest on the fixed-rate payment option loan will become “deferred interest”.  Deferred interest will be added to the related fixed-rate payment option loan’s principal balance and will also bear interest at the applicable interest rate for that mortgage loan.

With respect to any negative amortization loan, the amount of deferred interest, if any, for a given month will reduce the amount of interest collected on these mortgage loans and available to be distributed as a distribution of interest to the certificates. The resulting reduction in interest collections on the mortgage loans will be offset, in part or in whole, by applying scheduled and unscheduled principal payments received on the mortgage loans to interest distributions on the certificates.  If principal payments are used to offset deferred interest on the mortgage loans, the amount of principal distributed on the certificates will be reduced in accordance with the priorities set forth in this prospectus supplement under “Description of the Certificates –Principal Distributions.”  The slower reduction in the certificate principal balances due to the use of principal payments received on the mortgage loans to offset the deferred interest on those mortgage loans will have the effect of increasing the applicable investors’ exposure to realized losses on these mortgage loans. See “Description of the Certificates—Principal Distributions” in this prospectus supplement.

For any distribution date, the net deferred interest on the related mortgage loans will be deducted from the interest payable to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components and will be allocated to those certificates and components as described in “Description of the Certificates—Interest Distributions” in this prospectus supplement. The amount of the reduction of accrued interest distributable to each class of certificates and components attributable to net deferred interest will be added to the certificate principal balance of that class or component, as applicable.  Any such allocation of net deferred interest could, as a result, increase the weighted average lives of the certificates.  The increase in the certificate principal balance of any class of certificates or component and the slower reduction in the certificate principal balances due to the use of scheduled and unscheduled principal payments received on the mortgage loans to offset the deferred interest will have the effect of increasing the investors’ exposure to realized losses on the mortgage loans. In addition, because the allocation of scheduled and unscheduled payments of principal received on the mortgage loans between the classes of group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components may be determined based on the relationship between the aggregate certificate principal balance of the senior certificates and the aggregate certificate principal balance of the mezzanine certificates, this method of allocating net deferred interest may affect the rate and timing of distributions of principal among the classes of certificates. See “Description of the Certificates—Principal Distributions” in this prospectus supplement.  We cannot predict the extent to which borrowers will prepay their mortgage loans or the extent to which deferred interest will accrue on the mortgage loans, and therefore cannot predict the extent of the effect of the allocation of net deferred interest on your certificates.

The pass-through rates on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components are subject to the related weighted average net rate cap.

The pass-through rates on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components are subject to a cap generally equal to the weighted average of the net mortgage rates of the related mortgage loans, net of any adjusted net securities administrator Class I-A-1B swap payments payable to the Class I-A-1B swap provider, any net securities administrator certificate swap payments payable to the certificate swap provider, or any adjusted net securities administrator Class A-2A swap payments payable to the Class A-2A swap provider, as applicable, and any swap termination payments payable to the Class I-A-1B swap provider, Class A-2A swap provider or certificate swap provider, as applicable, and not due to a swap provider trigger event. Therefore, the prepayment of the mortgage loans with higher mortgage rates may result in a lower pass-through rate on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.

To the extent that interest paid to a class of group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates or components is calculated based on a rate equal to the related Net WAC Pass-Through Rate, the difference between that rate and the pass-through rate that would otherwise have been paid to that class of certificates or component absent such cap will create a shortfall.  That shortfall will carry forward with interest thereon.  These shortfalls, to the extent not covered by excess cashflow or payments made under the floor agreement, the certificate swap agreement or, with respect to the Class I-A-1B Certificates, the Class I-A-1B swap agreement, and with respect to the Class A-2A Certificates, the Class A-2A swap agreement, if any, may remain unpaid on the optional termination date or, if the optional termination is not exercised, on the final payment date.  In addition, when the pass-through rates applicable to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components are limited by the cap, there may be little or no excess cashflow to cover losses and to maintain or restore the required level of overcollateralization.  No assurance can be given that the excess cashflow that may be available to cover the shortfalls resulting from the limitation of the pass-through rates on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components will be sufficient for that purpose.

Losses and delinquent payments on the mortgage loans may affect the return on the certificates.

If, as a result of losses on the mortgage loans, the certificate principal balance of the Class CE-1 Certificates (which is equal to the overcollateralization amount) is reduced to zero, the yield on each class of mezzanine certificates will be extremely sensitive to losses on the mortgage loans since such losses, to the extent not covered by any amounts received under the floor agreement or the certificate swap agreement, will then be allocated to the class of mezzanine certificates with the lowest payment priority until the certificate principal balance of each such class has been reduced to zero.  If, as a result of losses on the mortgage loans, the aggregate certificate principal balance of the Class CE-1 Certificates and the mezzanine certificates is reduced to zero, the yield on the group I senior certificates, group II senior certificates, group III senior certificates and components will be extremely sensitive to losses on the mortgage loans since such losses, to the extent not covered by any amounts received under the floor agreement or the certificate swap agreement, will then be allocated to the senior certificates and components as described under “Description of the Certificates–Subordination and Allocation of Losses.”

Delinquencies that are not covered by amounts advanced by the servicers or the master servicer, as applicable, because the servicers or the master servicer believe such amounts, if advanced, would not be recoverable, will adversely affect the yield on the Class CE-1, Class M-11, Class M-10, Class M-9, Class M-8, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, sequentially, in that order, and then on the senior certificates, because any resulting shortfalls to the extent not covered by excess interest and any amounts received under the floor agreement or the certificate swap agreement will be borne by the group I senior certificates, group II senior certificates, group III senior certificates and components as described under “Description of the Certificates–Subordination and Allocation of Losses.”

Realized losses will be allocated to a class of certificates or component by reducing or “writing down” the certificate principal balance thereof by the amount of losses allocated to that class or component.  Such written down amounts will not accrue interest and, except as otherwise provided in this prospectus supplement under “Description of the Certificates–Subordination and Allocation of Losses”, such amounts will not be reinstated.  However, the amount of realized losses allocated to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components may be distributed to the holders of those certificates and components as described in this prospectus supplement from excess cashflow and from amounts received under the floor agreement and certificate swap agreement.

The yields on the senior certificates and on the mezzanine certificates, in decreasing order of their seniority, will be progressively more sensitive to the rate and timing of defaults and the severity of losses on the mortgage loans.  Losses on the mortgage loans resulting in a reduction in the certificate principal balance of the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components will cause less interest to accrue on such certificates and components than would otherwise be the case.  The earlier a loss and resulting reduction in certificate principal balance occur, the greater the effect on an investor’s yields.

Unless the aggregate certificate principal balance of the group I senior certificates, group II senior certificates, group III senior certificates and components has been reduced to zero, the mezzanine certificates generally will not be entitled to any principal distributions until at least the distribution date in July 2010 or a later date as provided in this prospectus supplement, or during any period in which delinquencies on the mortgage loans exceed the levels set forth under “Description of the Certificates–Glossary of Definitions Relating to the Priority of Distributions–Trigger Event” in this prospectus supplement.  As a result, the weighted average lives of the mezzanine certificates will be longer than would be the case if distributions of principal were allocated among all of the certificates and components at the same time. As a result of the longer weighted average lives of the mezzanine certificates, the holders of these certificates have a greater risk of suffering a loss on their investments. Further, because such certificates might not receive any principal if certain delinquency levels are exceeded, it is possible for such certificates to receive no principal distributions on a particular distribution date even if no losses have occurred on the mortgage loans.

The yields to maturity on the offered certificates will depend on a variety of factors.

The yields to maturity on the offered certificates will depend on:

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the applicable pass-through rate thereon;

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the applicable purchase price;

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the rate and timing of principal payments (including prepayments and collections upon defaults, liquidations and repurchases) on the mortgage loans and the allocation thereof to reduce the certificate principal balance of the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components;

•

the rate and timing of the creation of deferred interest on the mortgage loans relative to the rate and timing of principal collections on those mortgage loans;

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the rate, timing and severity of realized losses on the mortgage loans, adjustments to the mortgage rates on the adjustable-rate mortgage loans, the amount of excess interest generated by the mortgage loans and the allocation to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components of certain interest shortfalls; and

•

payments due from the supplemental interest trust in respect of payments received from the floor provider and the certificate swap provider under the floor agreement and the certificate swap agreement, with respect to the Class I-A-1B Certificates, payments due from the supplemental interest trust in respect of payments received from the Class I-A-1B swap provider under the Class I-A-1B swap agreement, and with respect to the Class A-2A Certificates, payments due from the supplemental interest trust in respect of payments received from the Class A-2A swap provider under the Class A-2A swap agreement.

In general, if the offered certificates are purchased at a premium and principal distributions on those certificates occur at a rate faster than anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that assumed at the time of purchase.  Conversely, if the offered certificates are purchased at a discount and principal distributions on those certificates occur at a rate slower than that anticipated at the time of purchase, the investor’s actual yield to maturity will be lower than that originally assumed.

The proceeds to the depositor from the sale of the offered certificates were determined based on a number of assumptions, including a prepayment assumption of 25% CPR to call (based on the assumed prepayment rates set forth under “Yield on the Certificates–Weighted Average Lives” in this prospectus supplement) and weighted average lives corresponding thereto. No representation is made that the mortgage loans will prepay at such rate or at any other rate. The yield assumptions for the offered certificates will vary as determined at the time of sale.

The difference between the pass-through rates on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components and the mortgage rates on the mortgage loans may result in interest shortfalls on such certificates.

The yield to maturity on the offered certificates may be affected by the resetting of the mortgage rates on the adjustable-rate mortgage loans on their related adjustment dates. In addition, because the mortgage rate for approximately 34.99%, 0.35%, 62.18%, 0.73%, and 1.75% of the adjustable-rate mortgage loans adjust based on One-Year MTA (as defined herein), Eleventh District COFI (as defined herein), One-Year LIBOR (as defined herein), Six-Month LIBOR (as defined herein) and One-Month LIBOR (as defined herein), respectively, plus a fixed percentage amount, such rate could be higher than prevailing market interest rates, and this may result in an increase in the rate of prepayments on the mortgage loans after their adjustments. Finally, the mortgage rates on approximately 34.99%, 0.35%, 62.18%, 0.73%, and 1.75% of the adjustable-rate mortgage loans are based on One-Year MTA, Eleventh District COFI, One-Year LIBOR, Six-Month LIBOR and One-Month LIBOR, respectively, while the pass-through rates on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components are based on One-Month LIBOR.  Consequently, the application to such certificates and components of the related weighted average net mortgage rate cap, which is equal to the weighted average mortgage rate on the related mortgage loans, net of certain fees of the trust and the supplemental interest trust (including any adjusted net securities administrator Class I-A-1B swap payments payable to the Class I-A-1B swap provider, any adjusted net securities administrator Class A-2A swap payments payable to the Class A-2A swap provider or any net securities administrator certificate swap payments payable to the certificate swap provider, as applicable, and any swap termination payments payable to the Class I-A-1B swap provider, Class A-2A swap provider or certificate swap provider, as applicable, that are not due to the occurrence of a swap provider trigger event under the Class I-A-1B swap agreement, Class A-2A swap agreement or certificate swap agreement, respectively), could adversely affect the yield to maturity on the offered certificates. In addition, each weighted average net mortgage rate cap will decrease if the related mortgage loans with relatively high mortgage rates prepay at a faster rate than related mortgage loans with relatively low mortgage rates.

If the pass-through rates on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates or components are limited for any distribution date, the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on such distribution date or future distribution dates there are available funds remaining after certain other distributions on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components and the payment of certain fees and expenses of the trust and the supplemental interest trust (including any adjusted net securities administrator Class I-A-1B swap payments payable to the Class I-A-1B swap provider, any adjusted net securities administrator Class A-2A swap payments payable to the Class A-2A swap provider or any net securities administrator certificate swap payments payable to the certificate swap provider, as applicable, and any swap termination payments payable to the Class I-A-1B swap provider, Class A-2A swap provider or certificate swap provider, as applicable, that are not due to the occurrence of a swap provider trigger event under the Class I-A-1B swap agreement, Class A-2A swap agreement or certificate swap agreement, respectively). The ratings on the offered certificates will not address the likelihood of any recovery of interest shortfalls by holders of these certificates from amounts collected on the mortgage loans.

Amounts used to pay such interest shortfalls on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components may be supplemented by amounts received under the floor agreement and the certificate swap agreement, with respect to the Class I-A-1B Certificates, the Class I-A-1B swap agreement, and with respect to the Class A-2A Certificates, the Class A-2A swap agreement, to the extent that such amount is available in the priority described in this prospectus supplement.  However, the amount received from the floor provider, the certificate swap provider, the Class I-A-1B swap provider and the Class A-2A swap provider under the floor agreement, the certificate swap agreement, the Class I-A-1B swap agreement and the Class A-2A swap agreement, if any, may be insufficient to pay certificateholders the full amount of interest which they would have received absent the application of the related weighted average net mortgage rate cap.

Violation of consumer protection laws may result in losses on the mortgage loans and your certificates.

Applicable state laws generally regulate interest rates and other charges, require certain disclosure and require licensing of the mortgage loan originators. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

The mortgage loans are also subject to federal laws, including:

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the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

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the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act in the extension of credit;

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the Fair Credit Reporting Act, which regulates the use and reporting of information related to the mortgagor’s credit experience; and

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the Depository Institutions Deregulation and Monetary Control Act of 1980, which preempts certain state usury laws.

Violations of certain provisions of these federal and state laws may limit the ability of the related servicer to collect all or part of the principal of or interest on the related mortgage loans and in addition could subject the trust to damages and administrative enforcement. In particular, the failure of the originators to comply with certain requirements of the Federal Truth-in-Lending Act, as implemented by Regulation Z, could subject the trust to monetary penalties, and result in the mortgagors’ rescinding the mortgage loans against the trust. In addition to federal law, some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have interest rates or origination costs in excess of prescribed levels, and require that mortgagors be given certain disclosures prior to the consummation of the mortgage loans and restrict the related servicer’s ability to foreclose in response to mortgagor defaults. The failure of the originators to comply with these laws could subject the trust to significant monetary penalties, could result in mortgagors rescinding the mortgage loans against the trust and/or limit the related servicer’s ability to foreclose upon the related mortgaged properties in the event of mortgagor defaults. Under the anti-predatory lending laws of some states, the mortgagor is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originator reasonably believed that the test was satisfied. Any determination by a court that a mortgage loan included in the trust fund does not meet the test will result in a violation of the state anti-predatory lending law, in which case the sponsor will be required to purchase that mortgage loan from the trust fund. The sponsor will represent that, as of the closing date, each mortgage loan is in compliance with applicable federal and state laws and regulations. In the event of a breach of such representation, the sponsor will be obligated to cure such breach or repurchase or replace the affected mortgage loan in the manner described in the prospectus. If the sponsor is unable or otherwise fails to satisfy such obligations, the yield on the offered certificates may be materially and adversely affected.

The floor agreement and floor provider.

Any amounts received from the floor provider under the floor agreement will be applied as described in this prospectus supplement to maintain or restore overcollateralization, to repay interest shortfalls on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, to repay realized losses on the mortgage loans allocated to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, and to pay any Net WAC Rate Carryover Amounts on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.   No assurance can be made that any amounts will be received under the floor agreement, or that any such amounts that are received will be sufficient to maintain or restore overcollateralization, to repay interest shortfalls on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, to repay realized losses on the mortgage loans allocated to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, and to pay any Net WAC Rate Carryover Amounts on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.

To the extent that distributions on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components depend in part on payments to be received by the securities administrator (on behalf of the supplemental interest trust) under the floor agreement, the ability of the securities administrator to make such distributions on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components will be subject to the credit risk of the floor provider.  Although there is a mechanism in place to facilitate replacement of the floor agreement upon the default or credit impairment of the floor provider, there can be no assurance that any such mechanism will result in the ability of the trust to obtain a suitable replacement interest rate floor agreement.  See “Description of the Certificates—The Floor Agreement and Floor Account” and “—Floor Provider” in this prospectus supplement.

The certificate swap agreement and the certificate swap provider.

Any amounts received from the certificate swap provider under the certificate swap agreement will be applied as described in this prospectus supplement to maintain or restore overcollateralization, to repay interest shortfalls on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, to repay realized losses on the mortgage loans allocated to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, and to pay any Net WAC Rate Carryover Amounts on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.   No assurance can be made that any amounts will be received under the certificate swap agreement, or that any such amounts that are received will be sufficient to maintain or restore overcollateralization, to repay interest shortfalls on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, to repay realized losses on the mortgage loans allocated to the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components, and to pay any Net WAC Rate Carryover Amounts on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.  Any net securities administrator certificate swap payment payable to the certificate swap provider under the terms of the certificate swap agreement will reduce the amount available for distribution to certificateholders, and may reduce the pass-through rates of the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.  Any swap termination payment payable to the certificate swap provider upon the early termination of the certificate swap agreement that is not due to a swap provider trigger event under the certificate swap agreement will reduce the amount available for distribution to holders of the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.

To the extent that distributions on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components depend in part on payments to be received by the securities administrator (on behalf of the supplemental interest trust) under the certificate swap agreement the ability of the securities administrator to make such distributions on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components will be subject to the credit risk of the certificate swap provider.  Although there is a mechanism in place to facilitate replacement of the certificate swap agreement upon the default or credit impairment of the certificate swap provider, there can be no assurance that any such mechanism will result in the ability of the trust to obtain a suitable replacement certificate swap agreement.  See “Description of the Certificates—The Certificate Swap Agreement and the Certificate Swap Account” and “—The Certificate Swap Provider, Class I-A-1B Swap Provider and Class A-2A Swap Provider” in this prospectus supplement.

Upon early termination of the certificate swap agreement, the securities administrator (on behalf of the supplemental interest trust) or the certificate swap provider may be liable to make a swap termination payment to the other party (regardless of which party caused the termination).  The swap termination payment will be computed in accordance with the procedures set forth in the certificate swap agreement.  In the event that the securities administrator is required to make a swap termination payment, that payment will be paid on the related distribution date and on any subsequent distribution dates until paid in full, generally prior to distributions to certificateholders.  This feature may result in losses on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.  Due to the priority of the application of the available distribution amount, the mezzanine certificates will bear the effects of any shortfalls resulting from any net securities administrator certificate swap payment or swap termination payment by the securities administrator pursuant to the certificate swap agreement before such effects are borne by the senior certificates and, therefore, one or more classes of mezzanine certificates may suffer a loss as a result of such payment.

The Class I-A-1B swap agreement and the Class I-A-1B swap provider.

Any amounts received from the Class I-A-1B swap provider under the Class I-A-1B swap agreement will be applied as described in this prospectus supplement to repay interest shortfalls on the Class I-A-1B Certificates and to pay any Net WAC Rate Carryover Amounts on the Class I-A-1B Certificates.   No assurance can be made that any amounts will be received under the Class I-A-1B swap agreement, or that any such amounts that are received will be sufficient to repay interest shortfalls on the Class I-A-1B Certificates and to pay any Net WAC Rate Carryover Amounts on the Class I-A-1B Certificates.  Any adjusted net securities administrator Class I-A-1B swap payment payable to the Class I-A-1B swap provider under the terms of the Class I-A-1B swap agreement will reduce the amount available for distribution to offered certificateholders, and may reduce the pass-through rates of the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.  Any swap termination payment payable to the Class I-A-1B swap provider upon the early termination of the Class I-A-1B swap agreement that is not due to a swap provider trigger event under the Class I-A-1B swap agreement will reduce the amount available for distribution to holders of the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.

To the extent that distributions on the Class I-A-1B Certificates depend in part on payments to be received by the securities administrator (on behalf of the supplemental interest trust) under the Class I-A-1B swap agreement the ability of the securities administrator to make such distributions on the Class I-A-1B Certificates will be subject to the credit risk of the Class I-A-1B swap provider.  Although there is a mechanism in place to facilitate replacement of the Class I-A-1B swap agreement upon the default or credit impairment of the Class I-A-1B swap provider, there can be no assurance that any such mechanism will result in the ability of the trust to obtain a suitable replacement Class I-A-1B swap agreement.  See “Description of the Certificates—The Class I-A-1B Swap Agreement and the Class I-A-1B Swap Account” and “—The Certificate Swap Provider, Class I-A-1B Swap Provider and Class A-2A Swap Provider” in this prospectus supplement.

Upon early termination of the Class I-A-1B swap agreement, the securities administrator (on behalf of the supplemental interest trust) or the Class I-A-1B swap provider may be liable to make a swap termination payment to the other party (regardless of which party caused the termination).  The swap termination payment will be computed in accordance with the procedures set forth in the Class I-A-1B swap agreement.  In the event that the securities administrator is required to make a swap termination payment, that payment will be paid on the related distribution date and on any subsequent distribution dates until paid in full, generally prior to distributions to certificateholders.  This feature may result in losses on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.  Due to the priority of the application of the available distribution amount, the mezzanine certificates will bear the effects of any shortfalls resulting from any adjusted net securities administrator swap payment or swap termination payment by the securities administrator pursuant to the Class I-A-1B swap agreement before such effects are borne by the senior certificates and, therefore, one or more classes of mezzanine certificates may suffer a loss as a result of such payment.

The Class A-2A swap agreement and the Class A-2A swap provider.

Any amounts received from the Class A-2A swap provider under the Class A-2A swap agreement will be applied as described in this prospectus supplement to repay interest shortfalls on the Class A-2A Certificates and to pay any Net WAC Rate Carryover Amounts on the Class A-2A Certificates.   No assurance can be made that any amounts will be received under the Class A-2A swap agreement, or that any such amounts that are received will be sufficient to repay interest shortfalls on the Class A-2A Certificates and to pay any Net WAC Rate Carryover Amounts on the Class A-2A Certificates.  Any adjusted net securities administrator Class A-2A swap payment payable to the Class A-2A swap provider under the terms of the Class A-2A swap agreement will reduce the amount available for distribution to offered certificateholders, and may reduce the pass-through rates of the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.  Any swap termination payment payable to the Class A-2A swap provider upon the early termination of the Class A-2A swap agreement that is not due to a swap provider trigger event under the Class A-2A swap agreement will reduce the amount available for distribution to holders of the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.

To the extent that distributions on the Class A-2A Certificates depend in part on payments to be received by the securities administrator (on behalf of the supplemental interest trust) under the Class A-2A swap agreement the ability of the securities administrator to make such distributions on the Class A-2A Certificates will be subject to the credit risk of the Class A-2A swap provider.  Although there is a mechanism in place to facilitate replacement of the Class A-2A swap agreement upon the default or credit impairment of the Class A-2A swap provider, there can be no assurance that any such mechanism will result in the ability of the trust to obtain a suitable replacement Class A-2A swap agreement.  See “Description of the Certificates—The Class A-2A Swap Agreement and the Class A-2A Swap Account” and “—The Certificate Swap Provider, Class I-A-1B Swap Provider and Class A-2A Swap Provider” in this prospectus supplement.

Upon early termination of the Class A-2A swap agreement, the securities administrator (on behalf of the supplemental interest trust) or the Class A-2A swap provider may be liable to make a swap termination payment to the other party (regardless of which party caused the termination).  The swap termination payment will be computed in accordance with the procedures set forth in the Class A-2A swap agreement.  In the event that the securities administrator is required to make a swap termination payment, that payment will be paid on the related distribution date and on any subsequent distribution dates until paid in full, generally prior to distributions to certificateholders.  This feature may result in losses on the group I senior certificates, group II senior certificates, group III senior certificates, mezzanine certificates and components.  Due to the priority of the application of the available distribution amount, the mezzanine certificates will bear the effects of any shortfalls resulting from any adjusted net securities administrator swap payment or swap termination payment by the securities administrator pursuant to the Class A-2A swap agreement before such effects are borne by the senior certificates and, therefore, one or more classes of mezzanine certificates may suffer a loss as a result of such payment.

It may not be possible to find an investor to purchase your certificates.

The underwriter intends to make a market for the purchase and sale of the offered certificates after their initial issuance but has no obligation to do so.  There is no assurance that such a secondary market will develop for any class of certificates or, if it develops, that it will continue.  Consequently, investors may not be able to sell their certificates readily or at prices that will enable them to realize their desired yield.  The market values of the certificates are likely to fluctuate.  These fluctuations may be significant and could result in significant losses to investors. The secondary markets for mortgage-backed securities have experienced periods of illiquidity and can be expected to do so in the future.  Illiquidity means you may not be able to find another investor to buy your certificates, which can have a severely adverse effect on the market value of your certificates. Illiquidity is more likely for classes that are especially sensitive to prepayment, credit or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors.  However, any class of certificates may experience illiquidity.

Payments from the mortgage loans are the sole source of payments on the certificates.

The certificates do not represent an interest in or obligation of the sponsor, the depositor, the master servicer, the securities administrator, the custodians, the servicers, the trustee, the credit risk manager, the underwriter or any of their affiliates.  However, each of the depositor and the sponsor does have limited obligations with respect to certain breaches of its representations and warranties.  No governmental agency or instrumentality, the depositor, the sponsor, the master servicer, the servicers, the securities administrator, the custodians, the trustee, the credit risk manager, the underwriter or any of their affiliates will guarantee or insure either the certificates or the mortgage loans.  Consequently, if payments on the mortgage loans are insufficient or otherwise unavailable to make all payments required on the certificates, you will have no recourse to the depositor, the sponsor the master servicer, the servicers, the securities administrator, the custodians, the trustee, the credit risk manager, the underwriter or any of their affiliates.

A transfer of servicing may result in higher delinquencies and defaults which may adversely affect the yield on your certificates.

DB Structured Products, Inc. owns the servicing rights with respect to approximately 13.87% of the mortgage loans and may elect to transfer the servicing of those mortgage loans to a qualified successor servicer in accordance with the terms of the pooling and servicing agreement.  All transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities and other reasons.  As a result, the rate of delinquencies and defaults is likely to increase at least for a period of time.  There can be no assurance as to the extent of duration of any disruptions associated with any transfer of servicing or as to the resulting effects on the yield on your certificates.

Recent developments in the residential mortgage market may adversely affect the performance and market value of your securities.

Recently, the residential mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that may adversely affect the performance and market value of your securities. Delinquencies and losses with respect to residential mortgage loans generally have increased in recent months, and may continue to increase, particularly in the subprime sector. In addition, in recent months housing prices and appraisal values in many states have declined or stopped appreciating, after extended periods of significant appreciation. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on residential mortgage loans generally, particularly with respect to second homes and investor properties and with respect to any residential mortgage loans whose aggregate loan amounts (including any subordinate liens) are close to or greater than the related property values.

Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Borrowers with adjustable payment mortgage loans are being exposed to increased monthly payments when the related mortgage interest rate adjusts upward from the initial fixed-rate or a low introductory rate, as applicable, to the rate computed in accordance with the applicable index and margin. This increase in borrowers’ monthly payments, together with any increase in prevailing market interest rates, may result in significantly increased monthly payments for borrowers with adjustable rate mortgage loans.

Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their homes to permit them to refinance, and in addition, many mortgage loans have prepayment premiums that inhibit refinancing. Furthermore, borrowers who intend to sell their homes on or before the expiration of the fixed-rate periods on their mortgage loans may find that they cannot sell their properties for an amount equal to or greater than the unpaid principal balance of their loans. These events, alone or in combination, may contribute to higher delinquency rates.

The return on your certificates may be particularly sensitive to changes in the real estate markets in certain geographical areas.

As of the cut-off date, mortgaged properties located in California and Florida secure approximately 57.26% and 10.12%, respectively, of the mortgage loans.  If the residential real estate market in those states should experience an overall decline in property values, the rates of delinquency, foreclosure, bankruptcy and loss on those mortgage loans may be expected to increase, and may increase substantially, as compared to such rates in a stable or improving real estate market.

A decline in real estate values or changes in mortgage market interest rates may affect the yield on your certificates.  If the residential real estate market in the locale of properties securing the mortgage loans should experience an overall decline in property values so that the outstanding principal balances of the mortgage loans, and any secondary financing on the mortgaged properties, become equal to or greater than the value of mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.  To the extent that these losses are not covered by any applicable insurance policies or other credit enhancement, certificateholders will bear all risk of loss resulting from default by mortgagors.  The amount of losses will depend primarily upon the value of the mortgaged properties for recovery of the outstanding principal balance and unpaid interest with respect to the defaulted mortgage loans.

The high percentage of mortgaged properties located in California may cause the rate of delinquencies, defaults and losses on the mortgage loans to be higher than if fewer of the mortgage loans were concentrated in California because the following conditions in California will have a disproportionate impact on the mortgage loans in general:

•

Since 2001, California has experienced intermittent energy shortages that have resulted in unpredictable rolling blackouts and higher energy costs.  In addition, recently the cost of crude oil reached record highs.  These higher energy and fuel costs could reduce the amount of money that the affected obligors have available to make monthly payments.  Higher energy costs and blackouts could also cause business disruptions, which could cause unemployment and an economic downturn.

•

Weak economic conditions, which may or may not affect real property values, may affect the ability of borrowers to repay their loans on time.

•

Declines in the residential real estate market in California may reduce the values of properties, which would result in an increase in the loan-to-value ratios.

•

Properties in California may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, and properties in California may be more susceptible to such hazards as hurricanes, floods, wildfires, mudslides and other natural disasters.

The bankruptcy or insolvency of a servicer or the master servicer could further delay or reduce payments to you.

If a servicer or the master servicer becomes the subject of bankruptcy or similar proceedings, the trustee’s claim to collections in such servicer’s or the master servicer’s possession at the time of the bankruptcy filing or other similar filing may not be perfected.  In this event, funds available to pay principal and interest on your certificates may be delayed or reduced.

Additionally, if a servicer defaults on its obligations under the related servicing agreement or the master servicer defaults on its obligations under the pooling and servicing agreement solely because it becomes insolvent, the bankruptcy court or other similar entity might have the power to prevent the appointment of a new servicer or master servicer, as applicable.  In this event, the ability of that servicer or the master servicer to service or master service the mortgage loans or to oversee the servicers, as applicable, could be impaired by its bankruptcy or insolvency, and its actions would be supervised by the bankruptcy court or other similar entity, which could cause delays in payments being made on your certificates.

Attempted recharacterization of the transfer from the sponsor to the depositor and from the depositor to the trust could delay or reduce payments to you.

We expect that the transfer of the mortgage loans from the sponsor to the depositor and from the depositor to the trust will each be characterized as a sale.  Each of the sponsor and the depositor has documented its respective transfer as a sale.  However, a bankruptcy trustee or creditor of the sponsor may take the position that the transfer of the mortgage loans to the depositor should be recharacterized as a pledge of the mortgage loans to secure a loan.  If so, the depositor would be required to participate in or appear in court proceedings to establish its rights to collections on the mortgage loans.  Similarly, a bankruptcy trustee or creditor of the depositor may take the position that the transfer of the mortgage loans to the trust should be recharacterized as a pledge of the mortgage loans to secure a loan.  If so, the trustee would be required to participate in or appear in court proceedings to establish its rights to collections on the mortgage loans.  If either or both of these events occur, payments on your certificates could be delayed or reduced.

The return on your certificates could be reduced by shortfalls due to the application of the Servicemembers Civil Relief Act and similar state or local laws.

The Servicemembers Civil Relief Act and similar state or local laws, referred to in this prospectus supplement as the Relief Act, provide relief to mortgagors who enter active military service and to mortgagors in reserve status who are called to active military service after the origination of their mortgage loans. The ongoing military operations of the United States in Iraq and Afghanistan have caused an increase in the number of citizens in active military duty, including those citizens previously in reserve status. Under the Relief Act, the interest rate applicable to a mortgage loan for which the related mortgagor is called to active military service will be reduced from the percentage stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction provided under similar state or local laws could result in an interest shortfall because neither the master servicer nor the related servicer will be able to collect the amount of interest which otherwise would be payable with respect to such mortgage loan if the Relief Act or similar state or local law was not applicable thereto. This shortfall will not be paid by the mortgagor on future due dates or advanced by the master servicer or the related servicer and, therefore, will reduce the amount available to pay interest to the certificateholders on subsequent distribution dates.  In addition, the Relief Act and similar state or local laws may affect the ability of the trust to foreclose on a mortgage loan the mortgagor of which is in active military service.  We do not know how many mortgage loans in the mortgage pool have been or may be affected by the application of the Relief Act or similar state or local law.

Suitability of the offered certificates as investments.

The offered certificates are not suitable investments for any investor that requires a regular or predictable schedule of monthly payments or payment on any specific date.  The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

FICO scores are not an indicator of future performance of mortgagors.

Investors are encouraged to be aware that FICO scores are based on past payment history of the mortgagor. Investors are encouraged not to rely on FICO scores as an indicator of future mortgagor performance. See “Description of the Mortgage Pool–Mortgage Loan Characteristics” in this prospectus supplement.

Information regarding historical performance of other mortgage loans may not be indicative of the performance of the loans in the trust fund

A variety of factors may affect the performance of any pool of mortgage loans during any particular period of time.  In addition, differing loan characteristics or external factors may cause the performance of the mortgage loans included in the trust fund to differ from the performance of other loans of a similar type.  When examining data regarding the historical performance of pools of mortgage loans, prospective investors should consider, among other things:

•

differences in loan type;

•

the relative seasoning of the pools;

•

differences in interest rates, credit quality and any of various other material pool characteristics, both at formation of a pool and over time;

•

the extent to which the loans in a pool have prepayment penalties;

•

whether the loans were originated by different lenders, and the extent to which the underwriting guidelines differed; and

•

whether the loans were serviced by different servicers.

In particular, prospective investors should consider that, both in the case of comparable pools of mortgage loans and of the mortgage loans in the trust fund, historical loan performance during a period of rising home values may differ significantly from the future performance of similar loans during a period of stable or declining home values.

 DESCRIPTION OF THE MORTGAGE POOL

General

The pool of mortgage loans (the “Mortgage Pool”) delivered to the trust on the Closing Date will consist of 4,918 conventional one-to four-family, first lien, negative amortization mortgage loans that have an aggregate outstanding principal balance as of June 1, 2007 (the “Cut-Off Date”), after deducting payments due on or before that date, of approximately $2,137,962,788 (the “Mortgage Loans”).

The Mortgage Pool will be divided into three groups of Mortgage Loans (the “Group I Mortgage Loans”, the “Group II Mortgage Loans” and the “Group III Mortgage Loans”, and also referred to as “Loan Group I”, “Loan Group II” and “Loan Group III”).  The Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans delivered to the trust on the Closing Date will consist of 3,142, 767 and 1,009, respectively, conventional one-to four-family, first lien, negative amortization mortgage loans that have an aggregate outstanding principal balance as of the Cut-Off Date, after deducting payments due on or before that date, of approximately $1,662,583,267, $205,517,526 and $269,861,995 respectively.

4,916 of the Mortgage Loans, representing approximately 99.99% of the Cut-Off Date principal balance of the Mortgage Pool, and 3,142, 765 and 1,009 of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, respectively, representing approximately 100.00%, 99.85% and 100.00% of the Cut-Off Date principal balance of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, respectively, are adjustable-rate Mortgage Loans (the “Adjustable-Rate Mortgage Loans”). Two of the Mortgage Loans, representing approximately 0.01% of the Cut-Off Date principal balance of the Mortgage Pool, and none, two and none of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, respectively, representing approximately 0.00%, 0.15% and 0.00% of the Cut-Off Date principal balance of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, respectively, are fixed-rate Mortgage Loans (the “Fixed-Rate Mortgage Loans”).  None of the Mortgage Loans were delinquent as of the Cut-Off Date.  The delinquency status of a Mortgage Loan is determined as of the due date in the following month in accordance with the OTS method, so that, for example, if a borrower failed to make a monthly payment due on February 1 by February 28, that mortgage loan would be considered current in payment.  If the payment were not made on the close of business on March 1, the Mortgage Loan would then be considered to be 30 days delinquent.

The description of the Mortgage Pool in this prospectus supplement is based upon the principal balance of the Mortgage Loans at the close of business on the Cut-Off Date, after deducting the scheduled principal payments due on or before such date, whether or not received and any amounts of deferred interest added to the Stated Principal Balance of the Mortgage Loan as a result of negative amortization, as described below.  References to weighted averages refer, in each case, to weighted averages by principal balance of the Mortgage Loans as of the Cut-Off Date (determined as described in the preceding sentence).  Prior to the issuance of the certificates, Mortgage Loans may be removed from the Mortgage Pool as a result of principal prepayments in full, delinquencies or otherwise.  In such event, other mortgage loans may be included in the Mortgage Pool.  The depositor believes that the information set forth herein with respect to the Mortgage Pool is representative of the characteristics of the Mortgage Pool as it will actually be constituted at the time the certificates are issued, although the range of mortgage rates and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.  See “–Additional Information” in this prospectus supplement.

All percentages with respect to the characteristics of the Mortgage Loans shown in this prospectus supplement are by aggregate Stated Principal Balance of the Mortgage Loans in the aggregate or in the related Loan Group, as applicable, as of the Cut-Off Date.  All dollar amounts, percentages and other numerical information relating to the Mortgage Loans described herein are subject to a permitted variance of plus or minus 5%.

All of the Mortgage Loans are “Negative Amortization Loans.”  Approximately 37.09% of the Mortgage Loans and approximately 34.19%, 0.00% and 83.14% of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, respectively (the “Option ARM Loans”) have Mortgage Rates that are fixed for the one month or three month period beginning with the month prior to the month in which the first scheduled payment occurs under the mortgage note (and the related Mortgage Rate during such time period generally is less than the sum of the applicable Mortgage Index and the related Gross Margin) and then adjust monthly.  However, the scheduled payments on the Option ARM Loans generally adjust annually on a date specified in the related mortgage note and will be fixed based on the original fixed-rate until the first payment adjustment date.  Approximately 62.90% of the Mortgage Loans and approximately 65.81%, 99.85% and 16.86% of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, respectively (the “Hybrid Option ARM Loans”) have Mortgage Rates that are generally fixed for a three, five or seven year period after origination, and then adjust annually on a date specified in the related mortgage note. Approximately 0.01% of the Mortgage Loans and approximately 0.00%, 0.15% and 0.00% of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, respectively (the “Fixed-Rate Payment Option Loans”) have fixed Mortgage Rates.  The scheduled payments on the Fixed-Rate Payment Option Loans adjust on a date specified in the mortgage note.

Substantially all of the Mortgage Loans allow the related mortgagor to choose each month, with respect to the Option ARM Loans, or each month of their initial fixed-rate period, with respect to the Hybrid Option ARM Loans, or during the first ten years after origination, with respect to the Fixed-Rate Payment Option Loans, one of several payment options, which may include an amount less than, equal to or great than a fully-amortizing monthly payment (the “Minimum Monthly Payment”).  Payment adjustments are subject to the conditions (the “Payment Caps”) that (i) only with respect to the Option ARM Loans, the Minimum Monthly Payment (with the exception of each fifth payment change date, tenth payment change date or the final payment change date) will not increase or decrease by an amount that is more than 7.5% of the monthly payment prior to the adjustment, (ii) as of the fifth payment adjustment date or the tenth payment adjustment date, as applicable, and on the same day every fifth year thereafter and on the last payment adjustment date, the Minimum Monthly Payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%, depending on the maximum negative amortization for that Negative Amortization Loan of the original principal balance due to Deferred Interest, the Minimum Monthly Payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance of the Negative Amortization Loan over its remaining term to maturity.

Each Option ARM Loan and Hybrid Option ARM Loan provides for the adjustment to its mortgage rate (the “Mortgage Rate”) at the end of its initial fixed-rate period, if any, and, monthly or yearly thereafter (each such date, an “Adjustment Date”) in accordance with the terms of the related Mortgage Note to equal the sum of (1) the index (the “Mortgage Index”) in the related Mortgage Note and (2) a fixed percentage amount specified in the related mortgage note (the “Gross Margin”).

Since the Mortgage Rates (with respect to the Option ARM Loans and Hybrid Option ARM Loans) adjust at a different time than the Minimum Monthly Payments thereon and the Payment Caps (with respect to the Option ARM Loans) may limit the amount by which the Minimum Monthly Payments may adjust, the amount of a monthly payment may be more or less than the amount necessary to fully amortize the principal balance of the Negative Amortization Loan over its then remaining term at the applicable Mortgage Rate.  Accordingly, Negative Amortization Loans may be subject to reduced amortization (if the monthly payment due on a Due Date is sufficient to pay interest accrued during the related accrual period at the applicable Mortgage Rate but is not sufficient to reduce principal in accordance with a fully amortizing schedule); negative amortization (if interest accrued during the related accrual period at the applicable Mortgage Rate is greater than the entire monthly payment due on the related Due Date (such excess accrued interest, “Deferred Interest”)); or accelerated amortization (if the monthly payment due on a Due Date is greater than the amount necessary to pay interest accrued during the related accrual period at the applicable Mortgage Rate and to reduce principal in accordance with a fully amortizing schedule).  Any Deferred Interest is added to the principal balance of the applicable Negative Amortization Loan and, if such Deferred Interest is not offset by subsequent accelerated amortization, it may result in a final lump sum payment at maturity greater than, and potentially substantially greater than, the monthly payment due in the immediately preceding Due Period.

The Mortgage Loans are secured by first mortgages or deeds of trust or other similar security instruments creating first liens on one-to four-family residential properties (each, a “Mortgaged Property”).  The Mortgaged Properties may include single family residences, two- to four-family dwelling units, co-ops, condominium units and planned unit developments, all of which are the property subject to the lien of the related mortgage and consist of no more than four units and has the additional characteristics described below and in the prospectus.

The mortgage rate on each Mortgage Loan is the per annum rate of interest specified in the related mortgage note as reduced by application of the Relief Act or similar state or local laws and bankruptcy adjustments.

Mortgage Loan Characteristics

The non-zero weighted average FICO Score for the Mortgage Loans in the aggregate, the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans is approximately 717, 718, 718 and 713, respectively.  “FICO Scores” are statistical credit scores obtained by many mortgage lenders in connection with a loan application to help assess a mortgagor’s creditworthiness as of the time the score is obtained.  FICO Scores are generated by models developed by a third party and are made available to lenders through three national credit bureaus.  The models were derived by analyzing data on consumers to establish patterns which are believed to be indicative of the mortgagor’s probability of default.  The FICO Score is based on a mortgagor’s historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit and bankruptcy experience.  FICO Scores range from 300 to 850, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score.  However, a FICO Score purports only to be a measurement of the relative degree of risk a mortgagor represents to a lender, meaning that a mortgagor with a higher score is statistically expected to be less likely to default in payment than a mortgagor with a lower score.  In addition, it should be noted that FICO Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan.  Furthermore, FICO Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general.  Therefore, a FICO Score does not take into consideration the effect of mortgage loan characteristics on the probability of repayment by the mortgagor.  The depositor does not make any representations or warranties as to the actual performance of any Mortgage Loan or that a particular FICO Score will not change over time or should be relied upon as a basis for an expectation that the mortgagor will repay the Mortgage Loan according to its terms.

All of the Mortgage Loans will have principal and interest payable on the first day of each month, which day is called the due date.  All of the Mortgage Loans and each of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, have original terms to maturity of not greater than 40 years.   At origination, the Mortgage Loans had approximate loan-to-value ratios as described in the tables below.

Mortgage Loans in the Aggregate

Approximate Loan-to-Value Ratio	Percentage of Mortgage Loans by Principal Balance
Less than or equal to 80%	92.81%
Greater than 80%, but less than or equal to 95%	7.19%

Group I Mortgage Loans

Approximate Loan-to-Value Ratio	Percentage of Group I Mortgage Loans by Principal Balance
Less than or equal to 80%	94.23%
Greater than 80%, but less than or equal to 95%	5.77%

Group II Mortgage Loans

Approximate Loan-to-Value Ratio	Percentage of Group II Mortgage Loans by Principal Balance
Less than or equal to 80%	88.55%
Greater than 80%, but less than or equal to 95%	11.45%

Group III Mortgage Loans

Approximate Loan-to-Value Ratio	Percentage of Group III Mortgage Loans by Principal Balance
Less than or equal to 80%	87.29%
Greater than 80%, but less than or equal to 95%	12.71%

The loan to value ratios were based upon (i) with respect to purchase money Mortgage Loans, the lesser of (a) the purchase price paid for the related Mortgaged Property and (b) the appraisal of the Mortgaged Property and (ii) with respect to non-purchase money Mortgage Loans, the appraisal of the Mortgaged Property.  Approximately 99.22% of the Mortgage Loans having loan to value ratios greater than 80% at origination are covered by mortgager paid insurance policies.

Approximately 74.81% of the Mortgage Loans in the aggregate, and approximately 73.07%, 68.21%, and 90.55% of the Group I Mortgage Loans, Group II Mortgage Loans and Group III Mortgage Loans, respectively, provide for payment by the mortgagor of a prepayment charge (a “Prepayment Charge”) in limited circumstances on certain prepayments as provided in the related mortgage note. Each such Mortgage Loan provides for payment of a Prepayment Charge on certain partial prepayments and all prepayments in full made within a certain period of time from the date of origination of the Mortgage Loan, as provided in the related mortgage note. The amount of the Prepayment Charge is as provided in the related mortgage note, but in most cases is equal to six months’ interest on any amounts prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any 12 month period, as permitted by law.  The holders of the Class P Certificates will be entitled to all Prepayment Charges received on the Mortgage Loans except such Prepayment Charges that are to be paid to the related servicer as more particularly set forth in the pooling and servicing agreement. Under the limited instances described under the terms of the related servicing agreement, the related servicer may waive the payment of any otherwise applicable Prepayment Charge with respect to the Mortgage Loans.  As of July 1, 2003, the Alternative Mortgage Parity Act of 1982 (the “Parity Act”), which regulates the ability of originators to impose prepayment charges, was amended, and as a result, the originators will be required to comply with state and local laws in originating mortgage loans with prepayment charge provisions with respect to loans originated on or after July 1, 2003.  The depositor makes no representations as to the effect that the Prepayment Charges and the amendment of the Parity Act may have on the prepayment performance of the Mortgage Loans.  However, the amendment of the Parity Act does not retroactively affect loans originated before July 1, 2003.  Investors should conduct their own analysis of the effect, if any, that the Prepayment Charges, decisions by the servicers with respect to the waiver of the Prepayment Charges and the amendment to the Parity Act may have on the prepayment performance of the Mortgage Loans. The depositor makes no representation as to the effect that the Prepayment Charges, decisions by the related servicer with respect to the waiver of the Prepayment Charges and the amendment to the Parity Act, may have on the prepayment performance of the Mortgage Loans.  See “Certain Legal Aspects of Mortgage Loans–Equitible Limitations on Enforceability of Certain Provisions” in the prospectus.

Tabular Characteristics of the Mortgage Loans in the Aggregate

Subject to a permitted variance of plus or minus 5%, as of the Cut-Off Date, the Mortgage Loans in the aggregate have the following additional characteristics (the sum in any column may not equal the total indicated due to rounding):

Principal Balances of the Mortgage Loans in the Aggregate at Origination

Principal Balance at Origination ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Less than or equal to 50,000	5	188,739	0.01%
50,001 - 100,000	87	7,242,511	0.34
100,001 - 150,000	295	38,040,195	1.78
150,001 - 200,000	449	79,952,566	3.74
200,001 - 250,000	517	117,304,192	5.49
250,001 - 300,000	516	142,939,096	6.69
300,001 - 350,000	483	157,150,112	7.35
350,001 - 400,000	471	177,871,198	8.32
400,001 - 450,000	370	158,427,962	7.41
450,001 - 500,000	332	158,233,701	7.40
500,001 - 550,000	299	157,246,513	7.35
550,001 - 600,000	219	126,475,488	5.92
600,001 - 650,000	245	155,579,230	7.28
650,001 - 700,000	100	67,637,702	3.16
700,001 - 750,000	82	59,706,491	2.79
750,001 - 800,000	54	41,873,704	1.96
800,001 - 850,000	37	30,717,523	1.44
850,001 - 900,000	37	32,576,449	1.52
900,001 - 950,000	39	36,107,670	1.69
950,001 - 1,000,000	81	80,253,267	3.75
Greater than or equal to 1,000,001	200	312,438,481	14.61
Total:	4,918	2,137,962,788	100.00%

Principal Balances of the Mortgage Loans in the Aggregate as of the Cut-Off Date

Principal Balance as of the Cut-Off Date ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Less than or equal to 50,000	5	188,739	0.01%
50,001 - 100,000	85	7,041,730	0.33
100,001 - 150,000	294	37,790,104	1.77
150,001 - 200,000	441	78,190,022	3.66
200,001 - 250,000	521	117,756,360	5.51
250,001 - 300,000	504	138,978,838	6.50
300,001 - 350,000	492	159,343,601	7.45
350,001 - 400,000	453	170,125,802	7.96
400,001 - 450,000	387	164,727,945	7.70
450,001 - 500,000	332	157,688,245	7.38
500,001 - 550,000	304	159,452,788	7.46
550,001 - 600,000	211	121,339,691	5.68
600,001 - 650,000	226	142,481,422	6.66
650,001 - 700,000	127	84,976,702	3.97
700,001 - 750,000	83	60,148,137	2.81
750,001 - 800,000	56	43,234,262	2.02
800,001 - 850,000	39	32,271,191	1.51
850,001 - 900,000	37	32,508,369	1.52
900,001 - 950,000	37	34,159,283	1.60
950,001 - 1,000,000	63	62,041,821	2.90
Greater than or equal to 1,000,001	221	333,517,738	15.60
Total:	4,918	2,137,962,788	100.00%

Geographic Distribution of the Mortgaged Properties of the Mortgage Loans in the Aggregate

Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
California	2,371	1,224,238,558	57.26%
Florida	651	216,378,120	10.12
Washington	246	99,082,704	4.63
Arizona	203	74,235,093	3.47
New York	74	46,461,268	2.17
Hawaii	81	45,363,018	2.12
Nevada	119	41,656,463	1.95
Maryland	90	35,703,291	1.67
Virginia	84	31,318,750	1.46
Oregon	95	31,197,842	1.46
Illinois	82	28,879,611	1.35
Michigan	90	28,146,754	1.32
Colorado	66	24,590,195	1.15
New Jersey	58	22,861,623	1.07
Utah	61	18,779,336	0.88
Texas	50	17,201,174	0.80
North Carolina	48	15,599,509	0.73
Minnesota	38	14,750,411	0.69
Georgia	48	14,031,474	0.66
Massachusetts	35	13,834,554	0.65
South Carolina	23	13,270,279	0.62
Connecticut	29	13,222,205	0.62
Pennsylvania	41	9,769,868	0.46
Ohio	30	6,370,024	0.30
Wisconsin	28	6,358,786	0.30
District of Columbia	14	5,792,541	0.27
Missouri	19	5,617,717	0.26
Tennessee	17	5,019,386	0.23
New Mexico	16	4,912,368	0.23
Alabama	16	4,104,836	0.19
Idaho	24	4,081,295	0.19
Delaware	7	2,665,795	0.12
Indiana	6	1,486,699	0.07
Alaska	6	1,443,349	0.07
Rhode Island	5	1,373,400	0.06
New Hampshire	6	1,285,581	0.06
Arkansas	7	1,257,066	0.06
Oklahoma	6	1,109,432	0.05
North Dakota	7	1,082,551	0.05
Louisiana	3	804,457	0.04
Mississippi	5	645,325	0.03
South Dakota	2	411,746	0.02
Kentucky	2	392,561	0.02
Kansas	2	297,000	0.01
Nebraska	2	261,143	0.01
Montana	2	260,933	0.01
West Virginia	1	156,750	0.01
Iowa	1	116,242	0.01
Wyoming	1	83,700	0.00
Total:	4,918	2,137,962,788	100.00%

Mortgage Interest Rates of the Mortgage Loans in the Aggregate as of the Cut-Off Date

Mortgage Interest Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
1.000 - 1.499	164	71,052,496	3.32%
1.500 - 1.999	140	55,523,592	2.60
2.000 - 2.499	64	25,091,751	1.17
2.500 - 2.999	61	20,678,162	0.97
3.000 - 3.499	18	5,434,292	0.25
3.500 - 3.999	12	3,815,891	0.18
4.000 - 4.499	13	4,356,643	0.20
4.500 - 4.999	12	3,571,142	0.17
5.000 - 5.499	5	1,175,895	0.06
5.500 - 5.999	67	38,087,574	1.78
6.000 - 6.499	388	203,047,330	9.50
6.500 - 6.999	866	403,837,543	18.89
7.000 - 7.499	599	288,349,879	13.49
7.500 - 7.999	789	340,404,235	15.92
8.000 - 8.499	875	351,914,298	16.46
8.500 - 8.999	673	256,171,208	11.98
9.000 - 9.499	139	54,892,687	2.57
9.500 - 9.999	32	10,382,669	0.49
10.000 - 10.499	1	175,500	0.01
Total:	4,918	2,137,962,788	100.00%

Mortgaged Property Types of the Mortgage Loans in the Aggregate

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Single Family Residence	3,201	1,416,441,952	66.25%
PUD	840	390,751,410	18.28
Condominium	572	193,018,285	9.03
2-4 Family	303	135,149,204	6.32
Co-op	2	2,601,937	0.12
Total:	4,918	2,137,962,788	100.00%

Original Loan-to-Value Ratios of the Mortgage Loans in the Aggregate

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
0.01 - 50.00	179	74,303,617	3.48%
50.01 - 55.00	90	40,075,877	1.87
55.01 - 60.00	140	75,792,102	3.55
60.01 - 65.00	212	108,299,622	5.07
65.01 - 70.00	522	299,651,245	14.02
70.01 - 75.00	658	322,158,589	15.07
75.01 - 80.00	2,590	1,064,005,098	49.77
80.01 - 85.00	60	19,608,513	0.92
85.01 - 90.00	329	93,975,739	4.40
90.01 - 95.00	137	39,794,532	1.86
95.01 - 100.00	1	297,853	0.01
Total:	4,918	2,137,962,788	100.00%

Loan Programs of the Mortgage Loans in the Aggregate

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Reduced Documentation	2,625	1,177,936,395	55.10%
Preferred	651	300,146,432	14.04
Stated Documentation	617	263,384,415	12.32
Full Documentation	587	220,504,197	10.31
Alternative Documentation	219	75,899,420	3.55
No Income/Verified Asset	118	55,970,076	2.62
No Ratio	80	37,603,544	1.76
No Documentation	21	6,518,309	0.30
Total:	4,918	2,137,962,788	100.00%

FICO Scores for the Mortgage Loans in the Aggregate

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Available	7	1,807,510	0.08%
600 - 619	2	673,767	0.03
620 - 639	181	69,477,184	3.25
640 - 659	307	114,883,653	5.37
660 - 679	752	303,555,010	14.20
680 - 699	746	317,419,993	14.85
700 - 719	745	347,921,419	16.27
720 - 739	628	290,283,941	13.58
740 - 759	532	235,136,394	11.00
760 - 779	504	237,054,192	11.09
780 - 799	369	160,811,439	7.52
Greater than or equal to 800	145	58,938,285	2.76
Total:	4,918	2,137,962,788	100.00%

Loan Purpose of the Mortgage Loans in the Aggregate

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Refinance - Cashout	2,129	886,291,402	41.45%
Refinance – Rate Term	1,605	738,644,004	34.55
Purchase	1,184	513,027,382	24.00
Total:	4,918	2,137,962,788	100.00%

Occupancy Status of the Mortgage Loans in the Aggregate

Occupancy Status*	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Primary	3,790	1,759,490,302	82.30%
Investment	871	280,105,448	13.10
Second Home	257	98,367,038	4.60
Total:	4,918	2,137,962,788	100.00%

*The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

Product Types of the Mortgage Loans in the Aggregate

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
ARM - 1 Month - 30/40 - Pay Option ARM	88	37,139,957	1.74%
ARM - 1 Month - 40/40 - Pay Option ARM	392	171,123,015	8.00
ARM - 1 Month - Pay Option ARM	1,403	548,298,934	25.65
ARM - 3 Month - 30/40 - Pay Option ARM	2	694,414	0.03
ARM - 3 Month - 40/40 - Pay Option ARM	7	3,105,519	0.15
ARM - 3 Month - Pay Option ARM	79	32,526,826	1.52
ARM - 3 Year - 1 Year LIBOR - Hybrid Pay Option ARM	17	10,461,795	0.49
ARM - 5 Year - 1 Year LIBOR - 40/40 - Hybrid Pay Option ARM	116	54,206,206	2.54
ARM - 5 Year - 1 Year LIBOR - Hybrid Pay Option ARM	2,708	1,235,520,587	57.79
ARM - 5 Year - 6 Month LIBOR - Hybrid Pay Option ARM	40	15,565,565	0.73
ARM - 7 Year - 1 Year LIBOR - Hybrid Pay Option ARM	64	29,011,150	1.36
FR - 30 Year - Fixed-Rate with Hybrid Pay Option	2	308,821	0.01
Total:	4,918	2,137,962,788	100.00%

Month of Next Rate Adjustment of the Mortgage Loans

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.01%
2007-07	1,885	757,243,174	35.42
2007-08	71	29,262,061	1.37
2007-09	14	5,938,430	0.28
2007-10	1	445,000	0.02
2010-04	3	1,885,259	0.09
2010-05	14	8,576,536	0.40
2011-10	1	352,470	0.02
2011-12	1	229,559	0.01
2012-01	2	1,312,053	0.06
2012-02	6	2,034,895	0.10
2012-03	37	25,028,981	1.17
2012-04	112	49,663,325	2.32
2012-05	1,080	481,755,764	22.53
2012-06	1,462	672,240,034	31.44
2012-07	163	72,675,278	3.40
2014-04	9	4,464,834	0.21
2014-05	55	24,546,315	1.15
Total:	4,918	2,137,962,788	100.00%

*Fixed-Rate Payment Option Loans

Prepayment Penalty Terms on the Mortgage Loans in the Aggregate at Origination

Prepayment Penalty Term at Origination (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
0	1,120	538,502,019	25.19%
4	1	351,777	0.02
6	5	2,982,849	0.14
12	1,502	722,746,212	33.81
24	29	10,216,747	0.48
30	1	284,951	0.01
36	2,229	852,776,648	39.89
60	31	10,101,585	0.47
Total:	4,918	2,137,962,788	100.00%

Gross Margins of the Mortgage Loans in the Aggregate

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.01%
0.500 - 0.999	2	1,074,586	0.05
1.000 - 1.499	5	1,632,525	0.08
1.500 - 1.999	5	3,876,848	0.18
2.000 - 2.499	2,497	1,146,577,023	53.63
2.500 - 2.999	600	273,814,604	12.81
3.000 - 3.499	803	317,835,625	14.87
3.500 - 3.999	773	309,014,632	14.45
4.000 - 4.499	192	71,973,133	3.37
4.500 - 4.999	35	10,975,324	0.51
5.000 - 5.499	4	879,667	0.04
Total:	4,918	2,137,962,788	100.00%

*Fixed-Rate Payment Option Loans

Maximum Mortgage Rates of the Mortgage Loans in the Aggregate

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.01%
9.500 - 9.999	1,791	734,820,223	34.37
10.000 - 10.499	6	1,768,616	0.08
10.500 - 10.999	127	58,345,020	2.73
11.000 - 11.499	418	211,200,053	9.88
11.500 - 11.999	924	416,143,715	19.46
12.000 - 12.499	588	280,897,891	13.14
12.500 - 12.999	656	289,203,061	13.53
13.000 - 13.499	355	127,981,883	5.99
13.500 - 13.999	27	8,355,452	0.39
14.000 - 14.499	23	8,579,552	0.40
15.500 - 15.999	1	358,501	0.02
Total:	4,918	2,137,962,788	100.00%

*Fixed-Rate Payment Option Loans

Minimum Mortgage Rates of the Mortgage Loans in the Aggregate

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.01%
0.500 - 0.999	2	1,074,586	0.05
1.000 - 1.499	9	3,399,624	0.16
1.500 - 1.999	5	3,876,848	0.18
2.000 - 2.499	2,468	1,135,788,185	53.12
2.500 - 2.999	621	281,923,002	13.19
3.000 - 3.499	811	320,489,236	14.99
3.500 - 3.999	769	307,623,998	14.39
4.000 - 4.499	191	71,338,733	3.34
4.500 - 4.999	35	10,975,324	0.51
5.000 - 5.499	4	879,667	0.04
6.500 - 6.999	1	284,763	0.01
Total:	4,918	2,137,962,788	100.00%

*Fixed-Rate Payment Option Loans

Lifetime Rate Caps of the Mortgage Loans in the Aggregate

Lifetime Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.01%
0.500 - 0.999	43	19,014,402	0.89
1.000 - 1.499	315	139,332,782	6.52
1.500 - 1.999	304	133,917,139	6.26
2.000 - 2.499	80	34,565,112	1.62
2.500 - 2.999	24	14,316,254	0.67
3.000 - 3.499	50	18,557,281	0.87
3.500 - 3.999	18	5,455,609	0.26
4.000 - 4.499	8	2,680,627	0.13
4.500 - 4.999	2	637,358	0.03
5.000 - 5.499	2,906	1,323,984,574	61.93
5.500 - 5.999	16	4,456,576	0.21
6.000 - 6.499	66	27,232,827	1.27
6.500 - 6.999	61	18,989,716	0.89
7.000 - 7.499	140	47,942,594	2.24
7.500 - 7.999	123	47,582,126	2.23
8.000 - 8.499	366	134,459,640	6.29
8.500 - 8.999	374	158,245,400	7.40
9.500 - 9.999	12	3,497,926	0.16
10.000 - 10.499	1	260,671	0.01
10.500 - 10.999	7	2,525,352	0.12
Total:	4,918	2,137,962,788	100.00%

*Fixed-Rate Payment Option Loans

Initial Periodic Cap of the Mortgage Loans in the Aggregate

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Applicable*	1,973	793,197,485	37.10%
2	18	10,631,182	0.50
4.25	1	352,470	0.02
5	2,903	1,323,333,424	61.90
6	23	10,448,226	0.49
Total:	4,918	2,137,962,788	100.00%

*Fixed-Rate Payment Option Loans and Option ARM Loans

Subsequent Periodic Cap of the Mortgage Loans in the Aggregate

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Applicable*	1,973	793,197,485	37.10%
1	33	13,105,401	0.61
2	2,912	1,331,659,901	62.29
Total:	4,918	2,137,962,788	100.00%

*Fixed-Rate Payment Option Loans and Option ARM Loans

Originator of the Mortgage Loans in the Aggregate

Originator	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Countrywide Home Loans, Inc.	4,297	1,841,445,832	86.13%
MortgageIT, Inc.	362	175,287,874	8.20
Other	259	121,229,081	5.67
Total:	4,918	2,137,962,788	100.00%

Initial Recast Period of the Mortgage Loans in the Aggregate

Initial Recast Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
60	1,002	389,681,021	18.23%
120	3,916	1,748,281,767	81.77
Total:	4,918	2,137,962,788	100.00%

Periodic Payment Cap of the Mortgage Loans in the Aggregate

Period Payment Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Not Applicable*	2,947	1,345,074,123	62.91%
7.5	1,971	792,888,665	37.09
Total:	4,918	2,137,962,788	100.00%

*Fixed-Rate Payment Option Loans and Hybrid Option ARM Loans

Negative Amortization Cap of the Mortgage Loans in the Aggregate

Negative Amortization Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
110	265	109,363,341	5.12%
115	4,653	2,028,599,446	94.88
Total:	4,918	2,137,962,788	100.00%

Index of the Mortgage Loans in the Aggregate

Index	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date
Fixed-Rate	2	308,821	0.01%
One-Month LIBOR	93	37,376,503	1.75
Six-Month LIBOR	40	15,565,565	0.73
One-Year LIBOR	2,905	1,329,199,737	62.17
Eleventh District COFI	26	7,548,934	0.35
One-Year MTA	1,852	747,963,228	34.98
Total:	4,918	2,137,962,788	100.00%

Tabular Characteristics of the Group I Mortgage Loans

Subject to a permitted variance of plus or minus 5%, as of the Cut-Off Date, the Group I Mortgage Loans have the following additional characteristics (the sum in any column may not equal the total indicated due to rounding):

Principal Balances of the Group I Mortgage Loans at Origination

Principal Balance at Origination ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Less than or equal to 50,000	1	45,000	0.00%
50,001 - 100,000	27	2,399,646	0.14
100,001 - 150,000	100	12,825,279	0.77
150,001 - 200,000	189	33,545,517	2.02
200,001 - 250,000	206	46,728,861	2.81
250,001 - 300,000	231	63,801,654	3.84
300,001 - 350,000	218	70,860,876	4.26
350,001 - 400,000	220	83,208,649	5.00
400,001 - 450,000	285	123,139,998	7.41
450,001 - 500,000	311	148,217,621	8.91
500,001 - 550,000	282	148,362,252	8.92
550,001 - 600,000	208	120,099,234	7.22
600,001 - 650,000	241	153,011,481	9.20
650,001 - 700,000	98	66,298,579	3.99
700,001 - 750,000	78	56,837,318	3.42
750,001 - 800,000	53	41,107,912	2.47
800,001 - 850,000	37	30,717,523	1.85
850,001 - 900,000	37	32,576,449	1.96
900,001 - 950,000	39	36,107,670	2.17
950,001 - 1,000,000	81	80,253,267	4.83
Greater than or equal to 1,000,001	200	312,438,481	18.79
Total:	3,142	1,662,583,267	100.00%

Principal Balances of the Group I Mortgage Loans as of the Cut-Off Date

Principal Balance as of the Cut-Off Date ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Less than or equal to 50,000	1	45,000	0.00%
50,001 - 100,000	25	2,198,864	0.13
100,001 - 150,000	101	12,875,682	0.77
150,001 - 200,000	184	32,489,032	1.95
200,001 - 250,000	210	47,433,321	2.85
250,001 - 300,000	229	63,101,219	3.80
300,001 - 350,000	220	71,356,903	4.29
350,001 - 400,000	214	80,701,443	4.85
400,001 - 450,000	283	121,831,550	7.33
450,001 - 500,000	312	148,222,874	8.92
500,001 - 550,000	285	149,566,852	9.00
550,001 - 600,000	201	115,564,669	6.95
600,001 - 650,000	222	139,964,010	8.42
650,001 - 700,000	124	82,986,011	4.99
700,001 - 750,000	79	57,278,963	3.45
750,001 - 800,000	55	42,468,470	2.55
800,001 - 850,000	39	32,271,191	1.94
850,001 - 900,000	37	32,508,369	1.96
900,001 - 950,000	37	34,159,283	2.05
950,001 - 1,000,000	63	62,041,821	3.73
Greater than or equal to 1,000,001	221	333,517,738	20.06
Total:	3,142	1,662,583,267	100.00%

Geographic Distribution of the Mortgaged Properties of the Group I Mortgage Loans

Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
California	1,728	1,016,077,532	61.11%
Florida	380	152,781,239	9.19
Washington	142	71,273,622	4.29
Arizona	111	53,925,082	3.24
New York	55	39,300,457	2.36
Hawaii	44	30,922,684	1.86
Nevada	68	28,844,153	1.73
Maryland	48	25,181,366	1.51
Virginia	52	23,520,000	1.41
Michigan	51	20,435,339	1.23
Oregon	47	20,124,742	1.21
Colorado	37	18,067,761	1.09
Illinois	40	17,912,879	1.08
New Jersey	29	15,232,133	0.92
North Carolina	30	12,680,022	0.76
Utah	33	12,661,763	0.76
Texas	26	12,486,204	0.75
Connecticut	20	11,503,378	0.69
South Carolina	16	11,456,704	0.69
Minnesota	23	10,862,055	0.65
Massachusetts	23	10,767,211	0.65
Georgia	25	9,536,238	0.57
Pennsylvania	20	6,009,047	0.36
Missouri	10	3,927,797	0.24
New Mexico	10	3,559,004	0.21
District of Columbia	5	3,508,245	0.21
Ohio	12	3,357,910	0.20
Wisconsin	10	3,125,250	0.19
Tennessee	7	3,062,855	0.18
Idaho	10	1,945,602	0.12
Delaware	4	1,808,069	0.11
Alabama	4	1,630,070	0.10
Rhode Island	3	907,309	0.05
Arkansas	2	697,656	0.04
New Hampshire	4	690,301	0.04
Oklahoma	2	613,812	0.04
Louisiana	2	566,000	0.03
Indiana	2	349,249	0.02
Kentucky	1	314,061	0.02
Kansas	2	297,000	0.02
North Dakota	1	296,000	0.02
West Virginia	1	156,750	0.01
Mississippi	1	125,019	0.01
Wyoming	1	83,700	0.01
Total:	3,142	1,662,583,267	100.00%

Mortgage Interest Rates of the Group I Mortgage Loans as of the Cut-Off Date

Mortgage Interest Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
1.000 - 1.499	116	58,566,812	3.52%
1.500 - 1.999	92	41,679,097	2.51
2.000 - 2.499	44	20,097,068	1.21
2.500 - 2.999	35	15,031,864	0.90
3.000 - 3.499	6	2,107,400	0.13
3.500 - 3.999	6	2,026,500	0.12
4.000 - 4.499	10	3,439,193	0.21
4.500 - 4.999	6	2,273,743	0.14
5.000 - 5.499	3	668,911	0.04
5.500 - 5.999	55	34,882,190	2.10
6.000 - 6.499	295	177,143,691	10.65
6.500 - 6.999	605	330,438,382	19.87
7.000 - 7.499	402	235,962,363	14.19
7.500 - 7.999	497	264,209,293	15.89
8.000 - 8.499	522	257,062,365	15.46
8.500 - 8.999	343	170,004,133	10.23
9.000 - 9.499	80	38,787,208	2.33
9.500 - 9.999	24	8,027,553	0.48
10.000 - 10.499	1	175,500	0.01
Total:	3,142	1,662,583,267	100.00%

Mortgaged Property Types of the Group I Mortgage Loans

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Single Family Residence	2,066	1,121,650,810	67.46%
PUD	575	321,202,071	19.32
Condominium	354	138,733,454	8.34
2-4 Family	146	78,796,932	4.74
Co-op	1	2,200,000	0.13
Total:	3,142	1,662,583,267	100.00%

Original Loan-to-Value Ratios of the Group I Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
0.01 - 50.00	94	54,329,496	3.27%
50.01 - 55.00	45	28,002,044	1.68
55.01 - 60.00	84	60,480,805	3.64
60.01 - 65.00	131	85,453,947	5.14
65.01 - 70.00	322	245,069,849	14.74
70.01 - 75.00	437	260,408,566	15.66
75.01 - 80.00	1,736	832,981,903	50.10
80.01 - 85.00	28	10,609,460	0.64
85.01 - 90.00	165	54,983,022	3.31
90.01 - 95.00	99	29,966,321	1.80
95.01 - 100.00	1	297,853	0.02
Total:	3,142	1,662,583,267	100.00%

Loan Programs of the Group I Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Reduced Documentation	1,636	909,072,332	54.68%
Preferred	508	260,806,728	15.69
Stated Documentation	357	190,811,239	11.48
Full Documentation	320	157,820,181	9.49
Alternative Documentation	133	54,150,980	3.26
No Income/Verified Asset	110	53,722,851	3.23
No Ratio	57	29,680,647	1.79
No Documentation	21	6,518,309	0.39
Total:	3,142	1,662,583,267	100.00%

FICO Scores for the Group I Mortgage Loans

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Not Available	7	1,807,510	0.11%
600 - 619	2	673,767	0.04
620 - 639	148	60,507,296	3.64
640 - 659	172	79,320,858	4.77
660 - 679	461	226,189,845	13.60
680 - 699	454	240,379,527	14.46
700 - 719	497	282,399,089	16.99
720 - 739	409	229,952,254	13.83
740 - 759	337	181,819,890	10.94
760 - 779	338	192,302,590	11.57
780 - 799	228	122,421,101	7.36
Greater than or equal to 800	89	44,809,539	2.70
Total:	3,142	1,662,583,267	100.00%

Loan Purpose of the Group I Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Refinance - Cashout	1,200	634,067,445	38.14%
Refinance – Rate Term	1,026	577,413,265	34.73
Purchase	916	451,102,556	27.13
Total:	3,142	1,662,583,267	100.00%

Occupancy Status of the Group I Mortgage Loans

Occupancy Status*	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Primary	2,652	1,440,208,450	86.62%
Investment	384	163,991,926	9.86
Second Home	106	58,382,890	3.51
Total:	3,142	1,662,583,267	100.00%

*The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

Product Types of the Group I Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
ARM - 1 Month - 30/40 - Pay Option ARM	70	31,499,230	1.89%
ARM - 1 Month - 40/40 - Pay Option ARM	245	131,021,476	7.88
ARM - 1 Month - Pay Option ARM	760	378,425,789	22.76
ARM - 3 Month - 30/40 - Pay Option ARM	2	694,414	0.04
ARM - 3 Month - 40/40 - Pay Option ARM	4	2,339,686	0.14
ARM - 3 Month - Pay Option ARM	49	24,536,028	1.48
ARM - 3 Year - 1 Year LIBOR - Hybrid Pay Option ARM	13	9,323,259	0.56
ARM - 5 Year - 1 Year LIBOR - 40/40 - Hybrid Pay Option ARM	90	46,290,436	2.78
ARM - 5 Year - 1 Year LIBOR - Hybrid Pay Option ARM	1,855	1,008,225,806	60.64
ARM - 5 Year - 6 Month LIBOR - Hybrid Pay Option ARM	20	10,572,741	0.64
ARM - 7 Year - 1 Year LIBOR - Hybrid Pay Option ARM	34	19,654,402	1.18
Total:	3,142	1,662,583,267	100.00%

Month of Next Rate Adjustment of the Mortgage Loans

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
2007-07	1,066	538,899,355	32.41%
2007-08	55	24,925,840	1.50
2007-09	8	4,246,430	0.26
2007-10	1	445,000	0.03
2010-04	2	1,570,590	0.09
2010-05	11	7,752,668	0.47
2012-01	2	1,312,053	0.08
2012-02	3	1,257,301	0.08
2012-03	22	20,644,668	1.24
2012-04	67	36,805,753	2.21
2012-05	640	362,976,477	21.83
2012-06	1,070	570,185,263	34.30
2012-07	161	71,907,468	4.33
2014-04	5	3,055,011	0.18
2014-05	29	16,599,391	1.00
Total:	3,142	1,662,583,267	100.00%

Prepayment Penalty Terms on the Group I Mortgage Loans at Origination

Prepayment Penalty Term at Origination (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
0	769	447,680,391	26.93%
6	5	2,982,849	0.18
12	1,002	581,454,607	34.97
24	14	5,791,954	0.35
36	1,326	615,860,754	37.04
60	26	8,812,712	0.53
Total:	3,142	1,662,583,267	100.00%

Gross Margins of the Group I Mortgage Loans

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Less than or equal to 0.999	2	1,074,586	0.06%
1.000 - 1.499	2	542,115	0.03
1.500 - 1.999	4	3,514,569	0.21
2.000 - 2.499	1,739	946,269,111	56.92
2.500 - 2.999	351	204,287,083	12.29
3.000 - 3.499	476	228,777,840	13.76
3.500 - 3.999	439	221,428,080	13.32
4.000 - 4.499	99	47,123,615	2.83
4.500 - 4.999	26	8,686,600	0.52
5.000 - 5.499	4	879,667	0.05
Total:	3,142	1,662,583,267	100.00%

Maximum Mortgage Rates of the Group I Mortgage Loans

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
9.500 - 9.999	1,039	534,999,966	32.18%
10.000 - 10.499	2	451,463	0.03
10.500 - 10.999	96	50,046,485	3.01
11.000 - 11.499	312	182,328,008	10.97
11.500 - 11.999	620	330,686,621	19.89
12.000 - 12.499	396	229,315,286	13.79
12.500 - 12.999	434	231,915,255	13.95
13.000 - 13.499	212	91,068,374	5.48
13.500 - 13.999	13	4,520,486	0.27
14.000 - 14.499	17	6,892,820	0.41
15.500 - 15.999	1	358,501	0.02
Total:	3,142	1,662,583,267	100.00%

Minimum Mortgage Rates of the Group I Mortgage Loans

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
0.500 - 0.999	2	1,074,586	0.06%
1.000 - 1.499	6	2,309,215	0.14
1.500 - 1.999	4	3,514,569	0.21
2.000 - 2.499	1,712	936,061,150	56.30
2.500 - 2.999	371	212,044,102	12.75
3.000 - 3.499	482	230,707,604	13.88
3.500 - 3.999	436	220,531,796	13.26
4.000 - 4.499	98	46,489,215	2.80
4.500 - 4.999	26	8,686,600	0.52
5.000 - 5.499	4	879,667	0.05
6.500 - 6.999	1	284,763	0.02
Total:	3,142	1,662,583,267	100.00%

Lifetime Rate Caps of the Group I Mortgage Loans

Lifetime Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
0.500 - 0.999	28	15,368,671	0.92%
1.000 - 1.499	226	113,263,283	6.81
1.500 - 1.999	192	102,977,374	6.19
2.000 - 2.499	50	26,769,509	1.61
2.500 - 2.999	14	11,684,479	0.70
3.000 - 3.499	25	11,201,515	0.67
3.500 - 3.999	2	1,272,443	0.08
4.000 - 4.499	4	1,505,797	0.09
4.500 - 4.999	2	637,358	0.04
5.000 - 5.499	1,987	1,077,651,058	64.82
5.500 - 5.999	8	2,341,130	0.14
6.000 - 6.499	36	19,490,166	1.17
6.500 - 6.999	31	11,231,966	0.68
7.000 - 7.499	66	31,210,395	1.88
7.500 - 7.999	61	32,156,818	1.93
8.000 - 8.499	178	83,657,819	5.03
8.500 - 8.999	222	116,295,744	6.99
9.500 - 9.999	6	2,332,462	0.14
10.500 - 10.999	4	1,535,280	0.09
Total:	3,142	1,662,583,267	100.00%

Initial Periodic Cap of the Group I Mortgage Loans

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	1,130	568,516,624	34.19%
2.000	13	9,323,259	0.56
5.000	1,986	1,077,435,308	64.80
6.000	13	7,308,076	0.44
Total:	3,142	1,662,583,267	100.00%

*Option ARM Loans

Subsequent Periodic Cap of the Group I Mortgage Loans

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	1,130	568,516,624	34.19%
1.000	18	9,164,023	0.55
2.000	1,994	1,084,902,619	65.25
Total:	3,142	1,662,583,267	100.00%

*Option ARM Loans

Originator of the Group I Mortgage Loans

Originator	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Countrywide Home Loans, Inc.	2,714	1,423,244,606	85.60%
MortgageIT, Inc.	223	134,736,474	8.10
Other	205	104,602,187	6.29
Total:	3,142	1,662,583,267	100.00%

Initial Recast Period of the Group I Mortgage Loans

Initial Recast Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
60	602	280,569,222	16.88%
120	2,540	1,382,014,045	83.12
Total:	3,142	1,662,583,267	100.00%

Periodic Payment Cap of the Group I Mortgage Loans

Period Payment Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	2,012	1,094,066,643	65.81%
7.5	1,130	568,516,624	34.19
Total:	3,142	1,662,583,267	100.00%

* Hybrid Option ARM Loans

Negative Amortization Cap of the Group I Mortgage Loans

Negative Amortization Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
110	162	79,482,095	4.78%
115	2,980	1,583,101,172	95.22
Total:	3,142	1,662,583,267	100.00%

Index of the Group I Mortgage Loans

Index	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
One-Month LIBOR	46	24,915,899	1.50%
Six-Month LIBOR	20	10,572,741	0.64
One-Year LIBOR	1,992	1,083,493,901	65.17
Eleventh District COFI	11	3,608,906	0.22
One-Year MTA	1,073	539,991,819	32.48
Total:	3,142	1,662,583,267	100.00%

Tabular Characteristics of the Group II Mortgage Loans

Subject to a permitted variance of plus or minus 5%, as of the Cut-Off Date, the Group II Mortgage Loans have the following additional characteristics (the sum in any column may not equal the total indicated due to rounding):

Principal Balances of the Group II Mortgage Loans at Origination

Principal Balance at Origination ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Less than or equal to 50,000	1	37,799	0.02%
50,001 - 100,000	19	1,459,743	0.71
100,001 - 150,000	94	12,114,554	5.89
150,001 - 200,000	106	18,846,835	9.17
200,001 - 250,000	125	28,526,773	13.88
250,001 - 300,000	127	35,278,512	17.17
300,001 - 350,000	126	40,970,723	19.94
350,001 - 400,000	117	44,154,755	21.48
400,001 - 450,000	33	13,664,619	6.65
450,001 - 500,000	4	1,928,886	0.94
500,001 - 550,000	8	4,237,922	2.06
550,001 - 600,000	5	2,879,044	1.40
600,001 - 650,000	1	651,569	0.32
750,001 - 800,000	1	765,792	0.37
Total:	767	205,517,526	100.00%

Principal Balances of the Group II Mortgage Loans as of the Cut-Off Date

Principal Balance as of the Cut-Off Date ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Less than or equal to 50,000	1	37,799	0.02%
50,001 - 100,000	19	1,459,743	0.71
100,001 - 150,000	93	11,964,176	5.82
150,001 - 200,000	105	18,596,246	9.05
200,001 - 250,000	125	28,426,637	13.83
250,001 - 300,000	122	33,675,224	16.39
300,001 - 350,000	130	42,022,144	20.45
350,001 - 400,000	108	40,394,081	19.65
400,001 - 450,000	45	18,478,264	8.99
450,001 - 500,000	4	1,928,886	0.94
500,001 - 550,000	8	4,237,922	2.06
550,001 - 600,000	4	2,277,812	1.11
600,001 - 650,000	1	601,232	0.29
650,001 - 700,000	1	651,569	0.32
750,001 - 800,000	1	765,792	0.37
Total:	767	205,517,526	100.00%

Geographic Distribution of the Mortgaged Properties of the Group II Mortgage Loans

Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
California	298	92,935,313	45.22%
Florida	95	22,015,398	10.71
Washington	69	18,977,071	9.23
Arizona	42	8,650,475	4.21
Hawaii	20	8,099,530	3.94
Oregon	30	7,177,644	3.49
Illinois	16	4,383,790	2.13
Nevada	17	4,378,522	2.13
New York	11	3,972,851	1.93
Virginia	14	3,846,748	1.87
Colorado	18	3,838,750	1.87
Utah	13	3,006,177	1.46
Maryland	12	2,958,265	1.44
Georgia	9	2,067,437	1.01
Massachusetts	8	1,887,452	0.92
Wisconsin	11	1,813,490	0.88
Minnesota	6	1,609,264	0.78
Michigan	8	1,540,967	0.75
Texas	6	1,327,198	0.65
North Carolina	9	939,106	0.46
Pennsylvania	5	935,270	0.46
New Mexico	3	910,029	0.44
Delaware	3	857,727	0.42
Idaho	5	855,790	0.42
Alaska	4	772,114	0.38
Ohio	6	705,199	0.34
South Carolina	3	662,213	0.32
Connecticut	3	565,491	0.28
Arkansas	5	559,410	0.27
Tennessee	3	485,058	0.24
District of Columbia	2	430,380	0.21
Missouri	3	391,525	0.19
Alabama	1	375,252	0.18
New Hampshire	1	295,996	0.14
South Dakota	1	251,746	0.12
North Dakota	2	251,442	0.12
New Jersey	1	247,209	0.12
Louisiana	1	238,457	0.12
Oklahoma	2	185,527	0.09
Iowa	1	116,242	0.06
Total:	767	205,517,526	100.00%

Mortgage Interest Rates of the Group II Mortgage Loans as of the Cut-Off Date

Mortgage Interest Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
4.500 - 4.999	1	160,000	0.08%
5.000 - 5.499	1	271,185	0.13
5.500 - 5.999	11	2,963,383	1.44
6.000 - 6.499	73	19,930,729	9.70
6.500 - 6.999	222	61,382,023	29.87
7.000 - 7.499	153	41,018,821	19.96
7.500 - 7.999	175	44,750,341	21.77
8.000 - 8.499	118	31,819,332	15.48
8.500 - 8.999	11	2,792,116	1.36
9.000 - 9.499	2	429,597	0.21
Total:	767	205,517,526	100.00%

Mortgaged Property Types of the Group II Mortgage Loans

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Single Family Residence	481	128,878,243	62.71%
PUD	132	33,528,409	16.31
Condominium	94	23,771,898	11.57
2-4 Family	59	18,937,039	9.21
Co-op	1	401,937	0.20
Total:	767	205,517,526	100.00%

Original Loan-to-Value Ratios of the Group II Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
0.01 - 50.00	52	12,218,135	5.95%
50.01 - 55.00	26	7,113,197	3.46
55.01 - 60.00	32	8,555,948	4.16
60.01 - 65.00	40	12,503,205	6.08
65.01 - 70.00	75	20,963,422	10.20
70.01 - 75.00	97	27,452,754	13.36
75.01 - 80.00	347	93,177,809	45.34
80.01 - 85.00	15	3,643,561	1.77
85.01 - 90.00	56	12,970,641	6.31
90.01 - 95.00	27	6,918,855	3.37
Total:	767	205,517,526	100.00%

Loan Programs of the Group II Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Reduced Documentation	326	87,674,858	42.66%
Stated Documentation	140	39,869,487	19.40
Preferred	115	31,252,315	15.21
Full Documentation	115	28,119,793	13.68
Alternative Documentation	61	15,731,296	7.65
No Income/Verified Asset	8	2,247,224	1.09
No Ratio	2	622,553	0.30
Total:	767	205,517,526	100.00%

FICO Scores for the Group II Mortgage Loans

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
620 – 639	33	8,969,888	4.36%
640 - 659	52	14,420,547	7.02
660 - 679	92	25,153,238	12.24
680 - 699	113	29,711,067	14.46
700 - 719	111	29,532,847	14.37
720 - 739	94	26,767,834	13.02
740 - 759	96	25,194,923	12.26
760 - 779	75	19,464,267	9.47
780 - 799	69	18,439,261	8.97
Greater than or equal to 800	32	7,863,654	3.83
Total:	767	205,517,526	100.00%

Loan Purpose of the Group II Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Refinance – Cashout	364	99,810,580	48.57%
Refinance – Rate Term	296	81,866,857	39.83
Purchase	107	23,840,089	11.60
Total:	767	205,517,526	100.00%

Occupancy Status of the Group II Mortgage Loans

Occupancy Status*	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Primary	491	138,207,480	67.25%
Investment	227	54,142,829	26.34
Second Home	49	13,167,218	6.41
Total:	767	205,517,526	100.00%

*The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

Product Types of the Group II Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
ARM - 3 Year - 1 Year LIBOR - Hybrid Pay Option ARM	4	1,138,536	0.55%
ARM - 5 Year - 1 Year LIBOR - 40/40 - Hybrid Pay Option ARM	19	5,510,470	2.68
ARM - 5 Year - 1 Year LIBOR - Hybrid Pay Option ARM	698	186,081,070	90.54
ARM - 5 Year - 6 Month LIBOR - Hybrid Pay Option ARM	17	4,576,557	2.23
ARM - 7 Year - 1 Year LIBOR - Hybrid Pay Option ARM	27	7,902,073	3.84
Fixed-Rate – 30 Year - Fixed-Rate with Hybrid Pay Option	2	308,821	0.15
Total:	767	205,517,526	100.00%

Month of Next Rate Adjustment of the Mortgage Loans

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.15%
2010-04	1	314,669	0.15
2010-05	3	823,868	0.40
2011-10	1	352,470	0.17
2011-12	1	229,559	0.11
2012-02	3	777,594	0.38
2012-03	14	4,273,708	2.08
2012-04	44	12,656,634	6.16
2012-05	425	114,098,083	55.52
2012-06	246	63,780,049	31.03
2014-04	3	956,823	0.47
2014-05	24	6,945,250	3.38
Total:	767	205,517,526	100.00%

*Fixed-Rate Payment Option Loans

Prepayment Penalty Terms on the Group II Mortgage Loans at Origination

Prepayment Penalty Term at Origination (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
0	256	65,329,266	31.79%
4	1	351,777	0.17
12	239	69,289,794	33.71
24	1	293,830	0.14
36	265	68,963,986	33.56
60	5	1,288,874	0.63
Total:	767	205,517,526	100.00%

Gross Margins of the Group II Mortgage Loans

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.15%
2.000 - 2.499	578	153,101,771	74.50
2.500 - 2.999	148	41,956,889	20.42
3.000 - 3.499	37	9,630,169	4.69
3.500 - 3.999	2	519,877	0.25
Total:	767	205,517,526	100.00%

*Fixed-Rate Payment Option Loans

Maximum Mortgage Rates of the Group II Mortgage Loans

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.15%
9.500 - 9.999	1	160,000	0.08
10.000 - 10.499	1	271,185	0.13
10.500 - 10.999	11	2,963,383	1.44
11.000 - 11.499	71	19,229,238	9.36
11.500 - 11.999	218	60,456,589	29.42
12.000 - 12.499	154	41,551,618	20.22
12.500 - 12.999	174	44,174,590	21.49
13.000 - 13.499	115	30,880,405	15.03
13.500 - 13.999	14	3,834,966	1.87
14.000 - 14.499	6	1,686,732	0.82
Total:	767	205,517,526	100.00%

*Fixed-Rate Payment Option Loans

Minimum Mortgage Rates of the Group II Mortgage Loans

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.15%
2.000 - 2.499	577	152,867,215	74.38
2.500 - 2.999	148	41,961,949	20.42
3.000 - 3.499	38	9,859,665	4.80
3.500 - 3.999	2	519,877	0.25
Total:	767	205,517,526	100.00%

*Fixed-Rate Payment Option Loans

Lifetime Rate Caps of the Group II Mortgage Loans

Lifetime Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.15%
4.000 - 4.499	1	352,470	0.17
5.000 - 5.499	749	200,408,162	97.51
6.000 - 6.499	15	4,448,074	2.16
Total:	767	205,517,526	100.00%

*Fixed-Rate Payment Option Loans

Initial Periodic Cap of the Group II Mortgage Loans

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.15%
2	5	1,307,923	0.64
4.25	1	352,470	0.17
5	749	200,408,162	97.51
6	10	3,140,151	1.53
Total:	767	205,517,526	100.00%

*Fixed-Rate Payment Option Loans

Subsequent Periodic Cap of the Group II Mortgage Loans

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	2	308,821	0.15%
1	12	3,525,111	1.72
2	753	201,683,595	98.13
Total:	767	205,517,526	100.00%

*Fixed-Rate Payment Option Loans

Originator of the Group II Mortgage Loans

Originator	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Countrywide	621	164,215,761	79.90%
MortgageIT, Inc.	132	37,467,834	18.23
Other	14	3,833,931	1.87
Total:	767	205,517,526	100.00%

Initial Recast Period of the Group II Mortgage Loans

Initial Recast Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
120	767	205,517,526	100.00%
Total:	767	205,517,526	100.00%

Periodic Payment Cap of the Group II Mortgage Loans

Period Payment Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	767	205,517,526	100.00%
Total:	767	205,517,526	100.00%

*Fixed-Rate Payment Option Loans and Hybrid Option Arm Loans

Negative Amortization Cap of the Group II Mortgage Loans

Negative Amortization Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
110	34	9,586,319	4.66%
115	733	195,931,207	95.34
Total:	767	205,517,526	100.00%

Index of the Group II Mortgage Loans

Index	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
Fixed-Rate	2	308,821	0.15%
Six-Month LIBOR	17	4,576,557	2.23
One-Year LIBOR	748	200,632,149	97.62
Total:	767	205,517,526	100.00%

Tabular Characteristics of the Group III Mortgage Loans

Subject to a permitted variance of plus or minus 5%, as of the Cut-Off Date, the Group III Mortgage Loans have the following additional characteristics (the sum in any column may not equal the total indicated due to rounding):

Principal Balances of the Group III Mortgage Loans at Origination

Principal Balance at Origination ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Less than or equal to 50,000	3	105,939	0.04%
50,001 - 100,000	41	3,383,122	1.25
100,001 - 150,000	101	13,100,362	4.85
150,001 - 200,000	154	27,560,214	10.21
200,001 - 250,000	186	42,048,557	15.58
250,001 - 300,000	158	43,858,930	16.25
300,001 - 350,000	139	45,318,512	16.79
350,001 - 400,000	134	50,507,794	18.72
400,001 - 450,000	52	21,623,344	8.01
450,001 - 500,000	17	8,087,195	3.00
500,001 - 550,000	9	4,646,339	1.72
550,001 - 600,000	6	3,497,210	1.30
600,001 - 650,000	3	1,916,180	0.71
650,001 - 700,000	2	1,339,122	0.50
700,001 - 750,000	4	2,869,173	1.06
Total:	1,009	269,861,995	100.00%

Principal Balances of the Group III Mortgage Loans as of the Cut-Off Date

Principal Balance as of the Cut-Off Date ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Less than or equal to 50,000	3	105,939	0.04%
50,001 - 100,000	41	3,383,122	1.25
100,001 - 150,000	100	12,950,245	4.80
150,001 - 200,000	152	27,104,744	10.04
200,001 - 250,000	186	41,896,402	15.53
250,001 - 300,000	153	42,202,395	15.64
300,001 - 350,000	142	45,964,554	17.03
350,001 - 400,000	131	49,030,277	18.17
400,001 - 450,000	59	24,418,131	9.05
450,001 - 500,000	16	7,536,485	2.79
500,001 - 550,000	11	5,648,014	2.09
550,001 - 600,000	6	3,497,210	1.30
600,001 - 650,000	3	1,916,180	0.71
650,001 - 700,000	2	1,339,122	0.50
700,001 - 750,000	4	2,869,173	1.06
Total:	1,009	269,861,995	100.00%

Geographic Distribution of the Mortgaged Properties of the Group III Mortgage Loans

Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
California	345	115,225,713	42.70%
Florida	176	41,581,484	15.41
Arizona	50	11,659,536	4.32
Washington	35	8,832,010	3.27
Nevada	34	8,433,788	3.13
Maryland	30	7,563,661	2.80
New Jersey	28	7,382,281	2.74
Illinois	26	6,582,943	2.44
Hawaii	17	6,340,805	2.35
Michigan	31	6,170,449	2.29
Virginia	18	3,952,001	1.46
Oregon	18	3,895,455	1.44
Texas	18	3,387,773	1.26
New York	8	3,187,961	1.18
Utah	15	3,111,396	1.15
Pennsylvania	16	2,825,552	1.05
Colorado	11	2,683,684	0.99
Georgia	14	2,427,799	0.90
Ohio	12	2,306,915	0.85
Minnesota	9	2,279,092	0.84
Alabama	11	2,099,514	0.78
North Carolina	9	1,980,381	0.73
District of Columbia	7	1,853,916	0.69
Tennessee	7	1,471,474	0.55
Wisconsin	7	1,420,047	0.53
Missouri	6	1,298,395	0.48
Idaho	9	1,279,903	0.47
Massachusetts	4	1,179,891	0.44
Connecticut	6	1,153,336	0.43
South Carolina	4	1,151,361	0.43
Indiana	4	1,137,450	0.42
Alaska	2	671,234	0.25
North Dakota	4	535,109	0.20
Mississippi	4	520,306	0.19
Rhode Island	2	466,091	0.17
New Mexico	3	443,334	0.16
Oklahoma	2	310,093	0.11
New Hampshire	1	299,285	0.11
Nebraska	2	261,143	0.10
Montana	2	260,933	0.10
South Dakota	1	160,000	0.06
Kentucky	1	78,500	0.03
Total:	1,009	269,861,995	100.00%

Mortgage Interest Rates of the Group III Mortgage Loans as of the Cut-Off Date

Mortgage Interest Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
1.000 - 1.499	48	12,485,684	4.63%
1.500 - 1.999	48	13,844,495	5.13
2.000 - 2.499	20	4,994,683	1.85
2.500 - 2.999	26	5,646,298	2.09
3.000 - 3.499	12	3,326,892	1.23
3.500 - 3.999	6	1,789,391	0.66
4.000 - 4.499	3	917,450	0.34
4.500 - 4.999	5	1,137,400	0.42
5.000 - 5.499	1	235,800	0.09
5.500 - 5.999	1	242,000	0.09
6.000 - 6.499	20	5,972,910	2.21
6.500 - 6.999	39	12,017,138	4.45
7.000 - 7.499	44	11,368,695	4.21
7.500 - 7.999	117	31,444,600	11.65
8.000 - 8.499	235	63,032,601	23.36
8.500 - 8.999	319	83,374,959	30.90
9.000 - 9.499	57	15,675,882	5.81
9.500 - 9.999	8	2,355,116	0.87
Total:	1,009	269,861,995	100.00%

Mortgaged Property Types of the Group III Mortgage Loans

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Single Family Residence	654	165,912,899	61.48%
2-4 Family	98	37,415,233	13.86
PUD	133	36,020,930	13.35
Condominium	124	30,512,933	11.31
Total:	1,009	269,861,995	100.00%

Original Loan-to-Value Ratios of the Group III Mortgage Loans

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
0.01 - 50.00	33	7,755,986	2.87%
50.01 - 55.00	19	4,960,636	1.84
55.01 - 60.00	24	6,755,349	2.50
60.01 - 65.00	41	10,342,470	3.83
65.01 - 70.00	125	33,617,974	12.46
70.01 - 75.00	124	34,297,269	12.71
75.01 - 80.00	507	137,845,386	51.08
80.01 - 85.00	17	5,355,492	1.98
85.01 - 90.00	108	26,022,077	9.64
90.01 - 95.00	11	2,909,355	1.08
Total:	1,009	269,861,995	100.00%

Loan Programs of the Group III Mortgage Loans

Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Reduced Documentation	663	181,189,206	67.14%
Full Documentation	152	34,564,223	12.81
Stated Documentation	120	32,703,689	12.12
Preferred	28	8,087,389	3.00
No Ratio	21	7,300,345	2.71
Alternative Documentation	25	6,017,144	2.23
Total:	1,009	269,861,995	100.00%

FICO Scores for the Group III Mortgage Loans

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
640 - 659	83	21,142,247	7.83%
660 - 679	199	52,211,927	19.35
680 - 699	179	47,329,399	17.54
700 - 719	137	35,989,482	13.34
720 - 739	125	33,563,854	12.44
740 - 759	99	28,121,580	10.42
760 - 779	91	25,287,336	9.37
780 - 799	72	19,951,077	7.39
Greater than or equal to 800	24	6,265,092	2.32
Total:	1,009	269,861,995	100.00%

Loan Purpose of the Group III Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Refinance - Cashout	565	152,413,376	56.48%
Refinance - Rate Term	283	79,363,882	29.41
Purchase	161	38,084,737	14.11
Total:	1,009	269,861,995	100.00%

Occupancy Status of the Group III Mortgage Loans

Occupancy Status*	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Primary	647	181,074,372	67.10%
Investment	260	61,970,693	22.96
Second Home	102	26,816,930	9.94
Total:	1,009	269,861,995	100.00%

*The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.

Product Types of the Group III Mortgage Loans

Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
ARM - 1 Month - 30/40 - Pay Option ARM	18	5,640,727	2.09%
ARM - 1 Month - 40/40 - Pay Option ARM	147	40,101,539	14.86
ARM - 1 Month - Pay Option ARM	643	169,873,145	62.95
ARM - 3 Month - 40/40 - Pay Option ARM	3	765,833	0.28
ARM - 3 Month - Pay Option ARM	30	7,990,797	2.96
ARM - 5 Year - 1 Year LIBOR - 40/40 - Hybrid Pay Option ARM	7	2,405,300	0.89
ARM - 5 Year - 1 Year LIBOR - Hybrid Pay Option ARM	155	41,213,712	15.27
ARM - 5 Year - 6 Month LIBOR - Hybrid Pay Option ARM	3	416,267	0.15
ARM - 7 Year - 1 Year LIBOR - Hybrid Pay Option ARM	3	1,454,675	0.54
Total:	1,009	269,861,995	100.00%

Month of Next Rate Adjustment of the Mortgage Loans

Month of Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
2007-07	819	218,343,819	80.91%
2007-08	16	4,336,222	1.61
2007-09	6	1,692,000	0.63
2012-03	1	110,605	0.04
2012-04	1	200,938	0.07
2012-05	15	4,681,204	1.73
2012-06	146	38,274,722	14.18
2012-07	2	767,810	0.28
2014-04	1	453,000	0.17
2014-05	2	1,001,675	0.37
Total:	1,009	269,861,995	100.00%

Prepayment Penalty Terms on the Group III Mortgage Loans at Origination

Prepayment Penalty Term at Origination (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
0	95	25,492,363	9.45%
12	261	72,001,811	26.68
24	14	4,130,963	1.53
30	1	284,951	0.11
36	638	167,951,907	62.24
Total:	1,009	269,861,995	100.00%

Gross Margins of the Group III Mortgage Loans

Gross Margin (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
1.000 - 1.499	3	1,090,410	0.40%
1.500 - 1.999	1	362,280	0.13
2.000 - 2.499	180	47,206,140	17.49
2.500 - 2.999	101	27,570,632	10.22
3.000 - 3.499	290	79,427,617	29.43
3.500 - 3.999	332	87,066,675	32.26
4.000 - 4.499	93	24,849,518	9.21
4.500 - 4.999	9	2,288,723	0.85
Total:	1,009	269,861,995	100.00%

Maximum Mortgage Rates of the Group III Mortgage Loans

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
9.500 - 9.999	751	199,660,257	73.99%
10.000 - 10.499	3	1,045,968	0.39
10.500 - 10.999	20	5,335,152	1.98
11.000 - 11.499	35	9,642,807	3.57
11.500 - 11.999	86	25,000,505	9.26
12.000 - 12.499	38	10,030,986	3.72
12.500 - 12.999	48	13,113,216	4.86
13.000 - 13.499	28	6,033,104	2.24
Total:	1,009	269,861,995	100.00%

Minimum Mortgage Rates of the Group III Mortgage Loans

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
1.000 - 1.499	3	1,090,410	0.40%
1.500 - 1.999	1	362,280	0.13
2.000 - 2.499	179	46,859,820	17.36
2.500 - 2.999	102	27,916,952	10.34
3.000 - 3.499	291	79,921,967	29.62
3.500 - 3.999	331	86,572,325	32.08
4.000 - 4.499	93	24,849,518	9.21
4.500 - 4.999	9	2,288,723	0.85
Total:	1,009	269,861,995	100.00%

Lifetime Rate Caps of the Group III Mortgage Loans

Lifetime Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
0.500 - 0.999	15	3,645,731	1.35%
1.000 - 1.499	89	26,069,499	9.66
1.500 - 1.999	112	30,939,765	11.47
2.000 - 2.499	30	7,795,603	2.89
2.500 - 2.999	10	2,631,775	0.98
3.000 - 3.499	25	7,355,766	2.73
3.500 - 3.999	16	4,183,166	1.55
4.000 - 4.499	3	822,360	0.30
5.000 - 5.499	170	45,925,354	17.02
5.500 - 5.999	8	2,115,446	0.78
6.000 - 6.499	15	3,294,587	1.22
6.500 - 6.999	30	7,757,749	2.87
7.000 - 7.499	74	16,732,199	6.20
7.500 - 7.999	62	15,425,308	5.72
8.000 - 8.499	188	50,801,821	18.83
8.500 - 8.999	152	41,949,656	15.54
9.500 - 9.999	6	1,165,464	0.43
10.000 - 10.499	1	260,671	0.10
10.500 - 10.999	3	990,072	0.37
Total:	1,009	269,861,995	100.00%

Initial Periodic Cap of the Group III Mortgage Loans

Initial Periodic Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	841	224,372,041	83.14%
5	168	45,489,954	16.86
Total:	1,009	269,861,995	100.00%

*Pay Option ARM Loans

Subsequent Periodic Cap of the Group III Mortgage Loans

Subsequent Periodic Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	841	224,372,041	83.14%
1	3	416,267	0.15
2	165	45,073,687	16.70
Total:	1,009	269,861,995	100.00%

*Pay Option ARM Loans

Originator of the Group III Mortgage Loans

Originator	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Countrywide	962	253,985,466	94.12%
MortgageIT, Inc.	7	3,083,566	1.14
Other	40	12,792,963	4.74
Total:	1,009	269,861,995	100.00%

Initial Recast Period of the Group III Mortgage Loans

Initial Recast Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
60	400	109,111,799	40.43%
120	609	160,750,196	59.57
Total:	1,009	269,861,995	100.00%

Periodic Payment Cap of the Group III Mortgage Loans

Period Payment Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
Not Applicable*	168	45,489,954	16.86%
7.5	841	224,372,041	83.14
Total:	1,009	269,861,995	100.00%

* Hybrid Option ARM Loans

Negative Amortization Cap of the Group III Mortgage Loans

Negative Amortization Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
110	69	20,294,927	7.52%
115	940	249,567,067	92.48
Total:	1,009	269,861,995	100.00%

Index of the Group III Mortgage Loans

Index	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
One-Month LIBOR	47	12,460,604	4.62%
Six-Month LIBOR	3	416,267	0.15
One-Year LIBOR	165	45,073,687	16.70
Eleventh District COFI	15	3,940,027	1.46
One-Year MTA	779	207,971,409	77.07
Total:	1,009	269,861,995	100.00%

Pool Delinquency and Loss Experience

The following tables set forth certain information regarding delinquency with respect to the Mortgage Loans as of the Cut-Off Date.

Delinquency Experience of the Mortgage Loans in the Aggregate

Days Delinquent	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the Aggregate Outstanding as of the Cut-Off Date
30-59 Days
0 times	4,888	2,120,810,427.99	99.20
1 times	28	16,581,435.76	0.78
2 times	1	348,248.18	0.02
4 times	1	222,675.79	0.01
Total	4,918	2,137,962,787.72	100.00

Days Delinquent	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Mortgage Loans in the Aggregate Outstanding as of the Cut-Off Date
60-89 Days
0 times	4,914	2,136,539,905.30	99.93
1 times	3	996,999.49	0.05
2 times	1	425,882.93	0.02
Total	4,918	2,137,962,787.72	100.00

No Mortgage Loan has been delinquent 90 days or more since origination.

Delinquency Experience of the Group I Mortgage Loans

Days Delinquent	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
30-59 Days
0 times	3,117	1,647,195,483.83	99.07
1 times	23	14,816,858.82	0.89
2 times	1	348,248.18	0.02
4 times	1	222,675.79	0.01
Total	3,142	1,662,583,266.62	100.00

Days Delinquent	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date
60-89 Days
0 times	3,139	1,661,362,903.22	99.93
1 times	2	794,480.47	0.05
2 times	1	425,882.93	0.03
Total	3,142	1,662,583,266.62	100.00

No Group I Mortgage Loan has been delinquent 90 days or more since origination.

Delinquency Experience of the Group II Mortgage Loans

Days Delinquent	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date
30-59 Days
0 times	764	204,502,266.55	99.51
1 times	3	1,015,259.84	0.49
Total	767	205,517,526.39	100.00

No Group II Mortgage Loan has been delinquent 60 days or more since origination.

Delinquency Experience of the Group III Mortgage Loans

Days Delinquent	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
30-59 Days
0 times	1,007	269,112,677.61	99.72
1 times	2	749,317.10	0.28
Total	1,009	269,861,994.71	100.00

Days Delinquent	Number of Mortgage Loans	Aggregate Principal Balance Outstanding as of the Cut-Off Date ($)	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
60-89 Days
0 times	1,008	269,659,475.69	99.92
1 times	1	202,519.02	0.08
Total	1,009	269,861,994.71	100.00

No Group III Mortgage Loan has been delinquent 90 days or more since origination.

Index

Index	% of Aggregate Principal Balance of the Mortgage Loans in the aggregate Outstanding as of the Cut-Off Date	% of Aggregate Principal Balance of the Group I Mortgage Loans Outstanding as of the Cut-Off Date	% of Aggregate Principal Balance of the Group II Mortgage Loans Outstanding as of the Cut-Off Date	% of Aggregate Principal Balance of the Group III Mortgage Loans Outstanding as of the Cut-Off Date
One-Year MTA	34.98%	32.48%	0.00%	77.07%
One-Month LIBOR	1.75%	1.50%	0.00%	4.62%
Six-Month LIBOR	0.73%	0.64%	2.23%	0.15%
One-Year LIBOR	62.17%	65.17%	97.62%	16.70%
Eleventh District COFI	0.35%	0.22%	0.00%	1.46%

As used in the table above, “One-Year MTA” means the per annum rate equal to the twelve-month average monthly yield on U.S. Treasury Securities adjusted to a constant maturity of one-year, as published by the Federal Reserve Board in the Federal Reserve Statistical Release “Selected Interest Rates (H.15)”, “Six-Month LIBOR” means the average of the interbank offered rates for six-month United States dollar deposits in the London market as published in The Wall Street Journal and as most recently available either (i) as of the first business day 45 days prior to that adjustment date or (ii) as of the first business day of the month preceding the month of the adjustment date, as specified in the related mortgage note, “One-Year LIBOR” means the average of interbank offered rates for one-year U.S. dollar-denominated deposits in the London market based on quotations of major banks as published in The Wall Street Journal and as most recently available as of the time specified in the related mortgage note,  “One-Month LIBOR” means the average of the interbank offered rates for one-month United States dollar deposits in the London market as published in The Wall Street Journal and as most recently available as of the time specified in the related mortgage note and “Eleventh District COFI” means the monthly weighted average cost of funds for depository institutions that have home offices located in Arizona, California or Nevada and that are members of the Eleventh District of the Federal Home Loan Bank System as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco and as most recently available as of the time specified in the related mortgage note.  The Mortgage Index figure used for each interest rate adjustment date will be the most recently available index as of the interest rate adjustment date. In the event that the Mortgage Index becomes unavailable or otherwise unpublished, the related servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Additional Information

The description in this prospectus supplement of the characteristics of the Mortgage Pool and the Mortgaged Properties is based on the Mortgage Loans.  Prior to the issuance of the certificates, the depositor may add or remove Mortgage Loans from the Mortgage Pool if it deems such addition or removal necessary or appropriate.

 THE ORIGINATORS

General

The principal originator of the Mortgage Loans is Countrywide Home Loans, Inc. with respect to approximately 86.13% of the Mortgage Loans.

Countrywide Home Loans, Inc.

Countrywide Home Loans, Inc. (“Countrywide Home Loans”) is a New York corporation and a direct wholly owned subsidiary of Countrywide Financial Corporation, a Delaware corporation (“Countrywide Financial”). The principal executive offices of Countrywide Home Loans are located at 4500 Park Granada, Calabasas, California 91302. Countrywide Home Loans is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans. Countrywide Home Loans originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated by Countrywide Home Loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

Except as otherwise indicated, reference in the remainder of this prospectus supplement to “Countrywide Home Loans” should be read to include Countrywide Home Loans and its consolidated subsidiaries, including Countrywide Servicing.  Countrywide Home Loans services substantially all of the mortgage loans it originates or acquires. In addition, Countrywide Home Loans has purchased in bulk the rights to service mortgage loans originated by other lenders. Countrywide Home Loans has in the past and may in the future sell to mortgage bankers and other institutions a portion of its portfolio of loan servicing rights. As of December 31, 2002, December 31, 2003, December 31, 2004, December 31, 2005, December 31, 2006 and March 31, 2007, Countrywide Home Loans provided servicing for mortgage loans with an aggregate principal balance of approximately $452.405 billion, $644.855 billion, $838.322 billion, $1,111.090 billion, $1,298.394 billion and $1,351.598 billion, respectively, substantially all of which were being serviced for unaffiliated persons.

Mortgage Loan Production

The following table sets forth, by number and dollar amount of mortgage loans, the residential mortgage loan production of Countrywide Financial for the periods indicated.

	Consolidated Mortgage Loan Production
	Years Ended December 31,
						Three Months
						Ended
						March 31,
	2002	2003	2004	2005	2006	2007
	(Dollars in millions, except average loan amount)
Conventional Conforming Loans Number of Loans	993,538	1,509,925	826,914	776,479	723,933	214,826
Volume of Loans	$ 149,072	$ 234,526	$ 134,762	$ 159,561	$ 149,095	$ 43,035
Percent of Total Dollar Volume	59.2%	53.9%	37.1%	32.2%	32.2%	37.4%
Conventional Non-conforming Loans Number of Loans	283,536	562,389	529,192	866,476	730,511	155,766
Volume of Loans	$ 62,665	$ 138,006	$ 144,663	$ 235,614	$ 211,841	$ 49,970
Percent of Total Dollar Volume	24.9%	31.7%	39.9%	47.6%	45.8%	43.5%
FHA/VA Loans Number of Loans	157,626	196,063	105,562	80,555	89,753	22,880
Volume of Loans	$ 19,093	$ 24,402	$ 13,247	$ 10,714	$ 13,093	$ 3,539
Percent of Total Dollar Volume	7.6%	5.6%	3.6%	2.2%	2.8%	3.1%
Prime Home Equity Loans Number of Loans	316,049	453,817	587,046	728,252	716,353	158,183
Volume of Loans	$ 11,650	$ 18,103	$ 30,893	$ 44,850	$ 47,876	$ 10,539
Percent of Total Dollar Volume	4.6%	4.2%	8.5%	9.1%	10.4%	9.2%
Nonprime Mortgage Loans Number of Loans	63,195	124,205	250,030	278,112	245,881	43,667
Volume of Loans	$ 9,421	$ 19,827	$ 39,441	$ 44,637	$ 40,596	$ 7,881
Percent of Total Dollar Volume	3.7%	4.6%	10.9%	9.0%	8.8%	6.8%
Total Loans Number of Loans	1,813,944	2,846,399	2,298,744	2,729,874	2,506,431	595,322
Volume of Loans	$ 251,901	$ 434,864	$ 363,006	$ 495,376	$ 462,501	$ 114,964
Average Loan Amount	$ 139,000	$ 153,000	$ 158,000	$ 181,000	$ 185,000	$ 193,000
Non-Purchase Transactions(1)	66%	72%	51%	53%	55%	62%
Adjustable-Rate Loans(1)	14%	21%	52%	53%	46%	36%

(1)

Percentage of total mortgage loan production (excluding commercial real estate loans) based on dollar volume.

 MORTGAGE LOAN UNDERWRITING STANDARDS

Countrywide Home Loans, Inc.

General

Countrywide Home Loans, Inc., a New York corporation (“Countrywide Home Loans”), has been originating mortgage loans since 1969.  Countrywide Home Loans’ underwriting standards are applied in accordance with applicable federal and state laws and regulations.

As part of its evaluation of potential borrowers, Countrywide Home Loans generally requires a description of income. If required by its underwriting guidelines, Countrywide Home Loans obtains employment verification providing current and historical income information and/or a telephonic employment confirmation.  Such employment verification may be obtained, either through analysis of the prospective borrower’s recent pay stub and/or W-2 forms for the most recent two years, relevant portions of the most recent two years’ tax returns, or from the prospective borrower’s employer, wherein the employer reports the length of employment and current salary with that organization. Self-employed prospective borrowers generally are required to submit relevant portions of their federal tax returns for the past two years.

In assessing a prospective borrower’s creditworthiness, Countrywide Home Loans may use FICO Credit Scores. “FICO Credit Scores” are statistical credit scores designed to assess a borrower’s creditworthiness and likelihood to default on a consumer obligation over a two-year period based on a borrower’s credit history.  FICO Credit Scores were not developed to predict the likelihood of default on mortgage loans and, accordingly, may not be indicative of the ability of a borrower to repay its mortgage loan.  FICO Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score.  Under Countrywide Home Loans’ underwriting guidelines, borrowers possessing higher FICO Credit Scores, which indicate a more favorable credit history and who give Countrywide Home Loans the right to obtain the tax returns they filed for the preceding two years, may be eligible for Countrywide Home Loans’ processing program (the “Preferred Processing Program”).

Periodically the data used by Countrywide Home Loans to complete the underwriting analysis may be obtained by a third party, particularly for mortgage loans originated through a loan correspondent or mortgage broker. In those instances, the initial determination as to whether a mortgage loan complies with Countrywide Home Loans’ underwriting guidelines may be made by an independent company hired to perform underwriting services on behalf of Countrywide Home Loans, the loan correspondent or mortgage broker. In addition, Countrywide Home Loans may acquire mortgage loans from approved correspondent lenders under a program pursuant to which Countrywide Home Loans delegates to the correspondent the obligation to underwrite the mortgage loans to Countrywide Home Loans’ standards. Under these circumstances, the underwriting of a mortgage loan may not have been reviewed by Countrywide Home Loans before acquisition of the mortgage loan and the correspondent represents that Countrywide Home Loans’ underwriting standards have been met. After purchasing mortgage loans under those circumstances, Countrywide Home Loans conducts a quality control review of a sample of the mortgage loans. The number of loans reviewed in the quality control process varies based on a variety of factors, including Countrywide Home Loans’ prior experience with the correspondent lender and the results of the quality control review process itself.

Countrywide Home Loans’ underwriting standards are applied by or on behalf of Countrywide Home Loans to evaluate the prospective borrower’s credit standing and repayment ability and the value and adequacy of the mortgaged property as collateral. Under those standards, a prospective borrower must generally demonstrate that the ratio of the borrower’s monthly housing expenses (including principal and interest on the proposed mortgage loan and, as applicable, the related monthly portion of property taxes, hazard insurance and mortgage insurance) to the borrower’s monthly gross income and the ratio of total monthly debt to the monthly gross income (the “debt-to-income” ratios) are within acceptable limits.  If the prospective borrower has applied for an interest-only Six-Month LIBOR Loan, the interest component of the monthly mortgage expense is calculated based upon the initial interest rate plus 2%.  If the prospective borrower has applied for a 3/1 Mortgage Loan or 3/27 Mortgage Loan and the Loan-to-Value Ratio is less than or equal to 75%, the interest component of the monthly mortgage expense is calculated based on the initial loan interest rate; if the Loan-to-Value Ratio exceeds 75%, the interest component of the monthly mortgage expense calculation is based on the initial loan interest rate plus 2%. If the prospective borrower has applied for a 5/1 Mortgage Loan, a 5/25 Mortgage Loan, a 7/1 Mortgage Loan, a 7/23 Mortgage Loan, a 10/1 Mortgage Loan or a 10/20 Mortgage Loan, the interest component of the monthly mortgage expense is calculated based on the initial loan interest rate.  If the prospective borrower has applied for a Negative Amortization Loan, the interest component of the monthly housing expense calculation is based upon the greater of 4.25% and the fully indexed mortgage note rate at the time of loan application.  If the prospective borrower has applied for a Hybrid Negative Amortization Loan, the monthly housing expense calculation is based upon an interest only payment at the initial note rate. The maximum acceptable debt-to-income ratio, which is determined on a loan-by-loan basis varies depending on a number of underwriting criteria, including the Loan-to-Value Ratio, loan purpose, loan amount and credit history of the borrower. In addition to meeting the debt-to-income ratio guidelines, each prospective borrower is required to have sufficient cash resources to pay the down payment and closing costs. Exceptions to Countrywide Home Loans’ underwriting guidelines may be made if compensating factors are demonstrated by a prospective borrower. Additionally, Countrywide Home Loans does permit its adjustable rate mortgage loans, hybrid adjustable rate mortgage loans and negative amortization mortgage loans to be assumed by a purchaser of the related mortgaged property, so long as the mortgage loan is in its adjustable rate period (except for a 3/1 Mortgage Loan, which may be assumed during the fixed-rate period) and the related purchaser meets Countrywide Home Loans’ underwriting standards that are then in effect.

Countrywide Home Loans may provide secondary financing to a borrower contemporaneously with the origination of a mortgage loan, subject to the following limitations: the Loan-to-Value Ratio of the senior (i.e., first) lien may not exceed 80% and the combined Loan-to-Value Ratio may not exceed 100%. Countrywide Home Loans’ underwriting guidelines do not prohibit or otherwise restrict a borrower from obtaining secondary financing from lenders other than Countrywide Home Loans, whether at origination of the mortgage loan or thereafter.

The nature of the information that a borrower is required to disclose and whether the information is verified depends, in part, on the documentation program used in the origination process. In general under the Full Documentation Loan Program (the “Full Documentation Program”), each prospective borrower is required to complete an application which includes information with respect to the applicant’s assets, liabilities, income, credit history, employment history and other personal information. Self-employed individuals are generally required to submit their two most recent federal income tax returns. Under the Full Documentation Program, the underwriter verifies the information contained in the application relating to employment, income, assets and mortgages.

A prospective borrower may be eligible for a loan approval process that limits or eliminates Countrywide Home Loans’ standard disclosure or verification requirements or both.  Countrywide Home Loans offers the following documentation programs as alternatives to its Full Documentation Program: an Alternative Documentation Loan Program (the “Alternative Documentation Program”), a Reduced Documentation Loan Program (the “Reduced Documentation Program”), a CLUES Plus Documentation Loan Program (the “CLUES Plus Documentation Program”), a No Income/No Asset Documentation Loan Program (the “No Income/No Asset Documentation Program”), a Stated Income/Stated Asset Documentation Loan Program (the “Stated Income/Stated Asset Documentation Program”) and a Streamlined Documentation Loan Program (the “Streamlined Documentation Program”).

For all mortgage loans originated or acquired by Countrywide Home Loans, Countrywide Home Loans obtains a credit report relating to the applicant from a credit reporting company. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, dispossession, suits or judgments. All adverse information in the credit report is required to be explained by the prospective borrower to the satisfaction of the lending officer.

Except with respect to the mortgage loans originated pursuant to its Streamlined Documentation Program, whose values were confirmed with a Fannie Mae proprietary automated valuation model, Countrywide Home Loans obtains appraisals from independent appraisers or appraisal services for properties that are to secure mortgage loans. The appraisers inspect and appraise the proposed mortgaged property and verify that the property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market data analysis based on recent sales of comparable homes in the area and, when deemed appropriate, a replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to Fannie Mae or Freddie Mac appraisal standards then in effect.

Countrywide Home Loans requires title insurance on all of its mortgage loans secured by first liens on real property. Countrywide Home Loans also requires that fire and extended coverage casualty insurance be maintained on the mortgaged property in an amount at least equal to the principal balance of the related single-family mortgage loan or the replacement cost of the mortgaged property, whichever is less.

In addition to Countrywide Home Loans’ standard underwriting guidelines (the “Standard Underwriting Guidelines”), which are consistent in many respects with the guidelines applied to mortgage loans purchased by Fannie Mae and Freddie Mac, Countrywide Home Loans uses underwriting guidelines featuring expanded criteria (the “Expanded Underwriting Guidelines”). The Standard Underwriting Guidelines and the Expanded Underwriting Guidelines are described further under the next two headings.

Standard Underwriting Guidelines

Countrywide Home Loans’ Standard Underwriting Guidelines for mortgage loans with non-conforming original principal balances generally allow Loan-to-Value Ratios at origination of up to 95% for purchase money or rate and term refinance mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans with original principal balances of up to $650,000, up to 75% for mortgage loans with original principal balances of up to $1,000,000, up to 65% for mortgage loans with original principal balances of up to $1,500,000, and up to 60% for mortgage loans with original principal balances of up to $2,000,000.

For cash-out refinance mortgage loans, Countrywide Home Loans’ Standard Underwriting Guidelines for mortgage loans with non-conforming original principal balances generally allow Loan-to-Value Ratios at origination of up to 75% and original principal balances ranging up to $650,000. The maximum “cash-out” amount permitted is $200,000 and is based in part on the original Loan-to-Value Ratio of the related mortgage loan. As used in this prospectus supplement, a refinance mortgage loan is classified as a cash-out refinance mortgage loan by Countrywide Home Loans if the borrower retains an amount greater than the lesser of 2% of the entire amount of the proceeds from the refinancing of the existing loan or $2,000.

Countrywide Home Loans’ Standard Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination on owner occupied properties of up to 95% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal balances up to $533,850 ($800,775 in Alaska and Hawaii) and up to 80% on 3 unit properties with principal balances of up to $645,300 ($967,950 in Alaska and Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii).  On second homes, Countrywide Home Loans’ Standard Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination of up to 95% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii).  Countrywide Home Loans’ Standard Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination on investment properties of up to 90% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal balances up to $533,850 ($800,775 in Alaska and Hawaii) and up to 75% on 3 unit properties with principal balances of up to $645,300 ($967,950 in Alaska and Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii).

Under its Standard Underwriting Guidelines, Countrywide Home Loans generally permits a debt-to-income ratio based on the borrower’s monthly housing expenses of up to 33% and a debt-to-income ratio based on the borrower’s total monthly debt of up to 38%.

In connection with the Standard Underwriting Guidelines, Countrywide Home Loans originates or acquires mortgage loans under the Full Documentation Program, the Alternative Documentation Program, the Reduced Documentation Program, the CLUES Plus Documentation Program or the Streamlined Documentation Program.

The Alternative Documentation Program permits a borrower to provide W-2 forms instead of tax returns covering the most recent two years, permits bank statements in lieu of verification of deposits and permits alternative methods of employment verification.

Under the Reduced Documentation Program, some underwriting documentation concerning income, employment and asset verification is waived.  Countrywide Home Loans obtains from a prospective borrower either a verification of deposit or bank statements for the two-month period immediately before the date of the mortgage loan application or verbal verification of employment. Since information relating to a prospective borrower’s income and employment is not verified, the borrower’s debt-to-income ratios are calculated based on the information provided by the borrower in the mortgage loan application. The maximum Loan-to-Value Ratio ranges up to 95%.

The CLUES Plus Documentation Program permits the verification of employment by alternative means, if necessary, including verbal verification of employment or reviewing paycheck stubs covering the pay period immediately prior to the date of the mortgage loan application. To verify the borrower’s assets and the sufficiency of the borrower’s funds for closing, Countrywide Home Loans obtains deposit or bank account statements from each prospective borrower for the month immediately prior to the date of the mortgage loan application. Under the CLUES Plus Documentation Program, the maximum Loan-to-Value Ratio is 75% and property values may be based on appraisals comprising only interior and exterior inspections. Cash-out refinances and investor properties are not permitted under the CLUES Plus Documentation Program.

The Streamlined Documentation Program is available for borrowers who are refinancing an existing mortgage loan that was originated or acquired by Countrywide Home Loans provided that, among other things, the mortgage loan has not been more than 30 days delinquent in payment during the previous twelve-month period. Under the Streamlined Documentation Program, appraisals are obtained only if the loan amount of the loan being refinanced had a Loan-to-Value Ratio at the time of origination in excess of 80% or if the loan amount of the new loan being originated is greater than $650,000. In addition, under the Streamlined Documentation Program, a credit report is obtained but only a limited credit review is conducted, no income or asset verification is required, and telephonic verification of employment is permitted. The maximum Loan-to-Value Ratio under the Streamlined Documentation Program ranges up to 95%.

Expanded Underwriting Guidelines

Mortgage loans which are underwritten pursuant to the Expanded Underwriting Guidelines may have higher Loan-to-Value Ratios, higher loan amounts and different documentation requirements than those associated with the Standard Underwriting Guidelines. The Expanded Underwriting Guidelines also permit higher debt-to-income ratios than mortgage loans underwritten pursuant to the Standard Underwriting Guidelines.

Countrywide Home Loans’ Expanded Underwriting Guidelines for mortgage loans with non-conforming original principal balances generally allow Loan-to-Value Ratios at origination of up to 95% for purchase money or rate and term refinance mortgage loans with original principal balances of up to $400,000, up to 90% for mortgage loans with original principal balances of up to $650,000, up to 80% for mortgage loans with original principal balances of up to $1,000,000, up to 75% for mortgage loans with original principal balances of up to $1,500,000 and up to 70% for mortgage loans with original principal balances of up to $3,000,000. Under certain circumstances, however, Countrywide Home Loans’ Expanded Underwriting Guidelines allow for Loan-to-Value Ratios of up to 100% for purchase money mortgage loans with original principal balances of up to $375,000.

For cash-out refinance mortgage loans, Countrywide Home Loans’ Expanded Underwriting Guidelines for mortgage loans with non-conforming original principal balances generally allow Loan-to-Value Ratios at origination of up to 90% and original principal balances ranging up to $1,500,000. The maximum “cash-out” amount permitted is $400,000 and is based in part on the original Loan-to-Value Ratio of the related mortgage loan.

Countrywide Home Loans’ Expanded Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination on owner occupied properties of up to 100% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal balances up to $533,850 ($800,775 in Alaska and Hawaii) and up to 85% on 3 unit properties with principal balances of up to $645,300 ($967,950 in Alaska and Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii).  On second homes, Countrywide Home Loans’ Expanded Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination of up to 95% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii).  Countrywide Home Loans’ Expanded Underwriting Guidelines for conforming balance mortgage loans generally allow Loan-to-Value Ratios at origination on investment properties of up to 90% on 1 unit properties with principal balances up to $417,000 ($625,500 in Alaska and Hawaii) and 2 unit properties with principal balances up to $533,850 ($800,775 in Alaska and Hawaii) and up to 85% on 3 unit properties with principal balances of up to $645,300 ($967,950 in Alaska and Hawaii) and 4 unit properties with principal balances of up to $801,950 ($1,202,925 in Alaska and Hawaii).

Under its Expanded Underwriting Guidelines, Countrywide Home Loans generally permits a debt-to-income ratio based on the borrower’s monthly housing expenses of up to 36% and a debt-to-income ratio based on the borrower’s total monthly debt of up to 40%; provided, however, that if the Loan-to-Value Ratio exceeds 80%, the maximum permitted debt-to-income ratios are 33% and 38%, respectively.

In connection with the Expanded Underwriting Guidelines, Countrywide Home Loans originates or acquires mortgage loans under the Full Documentation Program, the Alternative Documentation Program, the Reduced Documentation Loan Program, the No Income/No Asset Documentation Program and the Stated Income/Stated Asset Documentation Program. Neither the No Income/No Asset Documentation Program nor the Stated Income/Stated Asset Documentation Program is available under the Standard Underwriting Guidelines.

The same documentation and verification requirements apply to mortgage loans documented under the Alternative Documentation Program regardless of whether the loan has been underwritten under the Expanded Underwriting Guidelines or the Standard Underwriting Guidelines. However, under the Alternative Documentation Program, mortgage loans that have been underwritten pursuant to the Expanded Underwriting Guidelines may have higher loan balances and Loan-to-Value Ratios than those permitted under the Standard Underwriting Guidelines.

Similarly, the same documentation and verification requirements apply to mortgage loans documented under the Reduced Documentation Program regardless of whether the loan has been underwritten under the Expanded Underwriting Guidelines or the Standard Underwriting Guidelines. However, under the Reduced Documentation Program, higher loan balances and Loan-to-Value Ratios are permitted for mortgage loans underwritten pursuant to the Expanded Underwriting Guidelines than those permitted under the Standard Underwriting Guidelines. The maximum Loan-to-Value Ratio, including secondary financing, ranges up to 90%. The borrower is not required to disclose any income information for some mortgage loans originated under the Reduced Documentation Program, and accordingly debt-to-income ratios are not calculated or included in the underwriting analysis. The maximum Loan-to-Value Ratio, including secondary financing, for those mortgage loans ranges up to 85%.

Under the No Income/No Asset Documentation Program, no documentation relating to a prospective borrower’s income, employment or assets is required and therefore debt-to-income ratios are not calculated or included in the underwriting analysis, or if the documentation or calculations are included in a mortgage loan file, they are not taken into account for purposes of the underwriting analysis. This program is limited to borrowers with excellent credit histories. Under the No Income/No Asset Documentation Program, the maximum Loan-to-Value Ratio, including secondary financing, ranges up to 95%. Mortgage loans originated under the No Income/No Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

Under the Stated Income/Stated Asset Documentation Program, the mortgage loan application is reviewed to determine that the stated income is reasonable for the borrower’s employment and that the stated assets are consistent with the borrower’s income. The Stated Income/Stated Asset Documentation Program permits maximum Loan-to-Value Ratios up to 90%.  Mortgage loans originated under the Stated Income/Stated Asset Documentation Program are generally eligible for sale to Fannie Mae or Freddie Mac.

Under the Expanded Underwriting Guidelines, Countrywide Home Loans may also provide mortgage loans to borrowers who are not U.S. citizens, including permanent and non-permanent residents. The borrower is required to have a valid U.S. social security number or a certificate of foreign status (IRS form W 8). The borrower’s income and assets must be verified under the Full Documentation Program or the Alternative Documentation Program. The maximum Loan-to-Value Ratio, including secondary financing, is 80%.

 ISSUING ENTITY

Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4 is a common law trust formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement constitutes the “governing instrument” under the laws of the State of New York. After its formation, the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4 will not engage in any activity other than (i) acquiring and holding the Mortgage Loans and the other assets of the trust and proceeds therefrom, (ii) issuing the certificates, (iii) making payments on the certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.  The foregoing restrictions are contained in the Pooling and Servicing Agreement.  These restrictions cannot be amended without the consent of holders of certificates evidencing at least 51% of the voting rights.  For a description of other provisions relating to amending the Pooling and Servicing Agreement, please see “Description of the Agreements–Amendment” in the prospectus.

The assets of the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4 will consist of the Mortgage Loans and certain related assets.

Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4’s fiscal year end is December 31.

 THE DEPOSITOR

ACE Securities Corp., the Depositor, is a special purpose corporation incorporated in the State of Delaware on June 3, 1998. The principal executive offices of the Depositor are located at 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211. Its telephone number is (704) 365-0569. The Depositor does not have, nor is it expected in the future to have, any significant assets.

 The limited purposes of the Depositor are, in general, to acquire, own and sell mortgage loans and financial assets; to issue, acquire, own, hold and sell securities and notes secured by or representing ownership interests in mortgage loans and other financial assets, collections on the mortgage loans and related assets; and to engage in any acts that are incidental to, or necessary, suitable or convenient to accomplish, these purposes.  The Depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 1999. Since that time it has been involved in the issuance of securities backed by residential mortgage loans in excess of $30 billion.  After issuance and registration of the securities contemplated in this free writing prospectus supplement, the prospectus and any supplement hereto, the depositor will have no material duties or responsibilities with respect to the pool assets or securities.

 All of the shares of capital stock of the Depositor are held by Altamont Holdings Corp., a Delaware corporation.

 THE SPONSOR

DB Structured Products, Inc. is the sponsor.  The sponsor was incorporated in the State of Delaware on February 4, 1970 under the name “Sharps Pixley Incorporated”.  The name of the sponsor was changed on January 3, 1994 to Deutsche Bank Sharps Pixley Inc., and subsequently changed on January 2, 2002 to DB Structured Products, Inc. The sponsor maintains its principal office at 60 Wall Street, New York, New York 10005.  Its telephone number is (212) 250-2500.

Through December 31, 2005, the sponsor has purchased over $26 billion in residential mortgage loans.  This includes the purchase of newly originated non-agency loans, as well as seasoned, program exception, sub-performing and non-performing loans. The sponsor is responsible for pooling the mortgage loans to be securitized by the depositor, negotiating the principal securitization transaction documents and participating with the underwriter in the structuring of such transactions.

The sponsor has been securitizing residential mortgage loans since 2004.  The following table describes size, composition and growth of the sponsor’s total portfolio of assets it has securitized as of the dates indicated.

	December 31, 2004		December 31, 2005		December 31, 2006
		Total Portfolio		Total Portfolio		Total Portfolio
		of Loans		of Loans		of Loans
Loan Type	Number	($)	Number	($)	Number	($)
Alt-A/Alt-B ARM……….	----	----	3,466	1,088,327,305	26,609	8,141,028,206
Alt-A/Alt-B Fixed……….	----	----	17,892	3,361,707,721	35,239	4,976,189,203
Prime ARM……………..	3,612	1,096,433,033	----	----	----	----
Prime Fixed…………….	5,275	986,186,740	----	----	----	----
Scratch & Dent/Reperf…	1,376	135,671,795	4,913	500,710,103	2,607	468,926,300
Seconds…………………	----	----	5,227	258,281,341	36,822	2,082,515,320
SubPrime……………….	31,174	5,481,240,453	71,747	13,066,859,416	96,052	18,022,392,642
Seasoned……………….	----	----	1,827	165,210,069	----	----
TOTAL:	41,437	7,699,532,021	105,072	18,441,095,955	197,329	33,691,051,671

 STATIC POOL INFORMATION

Static pool information material to this offering may be found at http://regab.db.com.

Information provided through the Internet address above will not be deemed to be a part of this prospectus or the registration statement for the securities offered hereby if it relates to any prior securities pool formed or vintage before January 1, 2006, or with respect to the Mortgage Pool (if applicable), any period before January 1, 2006.

 DESCRIPTION OF THE CERTIFICATES

General

The Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Mortgage Pass-Through Certificates will consist of 25 classes of certificates, designated as (i) the Class I-A-1A and Class I-A-1B Certificates (the “Group I Senior Certificates”); (ii) the Class II-A-1 and Class II-A-2 Certificates (the “Group II Senior Certificates”); (iii) the Class III-A-1 Certificates (the “Group III Senior Certificates”); (iv) the Class A-2A, Class A-2B, Class A-3 and Class A-4 Certificates (the “Group I/III Senior Certificates” and together with the Group I Senior Certificates, Group II Senior Certificates and Group III Senior Certificates, the “Senior Certificates”); (v) the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates (collectively, the “Mezzanine Certificates”); (vi) the Class CE-1 Certificates (together with the Mezzanine Certificates, the “Subordinate Certificates”); (vii) the Class CE-2 and Class CE-3 Certificates, (viii) the Class P Certificates; and (ix) the Class R Certificates or “Residual Certificates”. Only the Senior Certificates and the Mezzanine Certificates (collectively, the “Offered Certificates”) are offered by this prospectus supplement.  One or more Classes of Class CE-1 Certificates may be issued, but in the aggregate they will have the characteristics described herein.  The aggregate initial Certificate Principal Balance of the certificates will be less than the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

Each class of Group I/III Senior Certificates will be deemed for purposes of the distribution of interest and principal and the allocation of losses to consist of the related Components described below.  Each class of Group I/III Senior Certificates will be entitled to all distributions of principal of and interest on the related Components.  The Components are not severable.

Class of Certificates	Related Components
Class A-2A Certificates	Class I-A-2A and Class III-A-2A Components
Class A-2B Certificates	Class I-A-2B and Class III-A-2B Components
Class A-3 Certificates	Class I-A-3 and Class III-A-3 Components
Class A-4 Certificates	Class I-A-4 and Class III-A-4 Components

The Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components are referred to in this prospectus supplement as the “Group I Components”.  The Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components are referred to in this prospectus supplement as the “Group III Components”.  The Group I Components and the Group III Components are referred to in this prospectus supplement as the “Components”.

Distributions on the Offered Certificates will be made on the 25th day of each month or, if that day is not a business day, on the next succeeding business day, beginning in July 2007 (each, a “Distribution Date”), to the persons in whose names such certificates are registered at the close of business on the Record Date. The “Record Date” for any Distribution Date and the Offered Certificates is the business day preceding such Distribution Date.  The “Due Date” related to each Distribution Date will be the first day of the month in which such Distribution Date occurs.  The “Due Period” related to each Distribution Date and the Mortgage Loans will be the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending at close of business on the first day of the month in which such Distribution Date occurs.  The “Determination Date” for any Distribution Date will be a day not later than the 15th day of the month in which such Distribution Date occurs.  The “Prepayment Period” related to each Distribution Date with respect to Countrywide Servicing and GMACM will be the period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

The certificates represent in the aggregate the entire beneficial ownership interest in the trust fund established by the depositor into which the Mortgage Loans will be deposited.  The securities administrator will execute and authenticate and the trustee will deliver the certificates pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-Off Date among the depositor, the master servicer, the securities administrator and the trustee (the “Pooling and Servicing Agreement”), a form of which is filed as an exhibit to the registration statement of which this prospectus supplement is a part.  Reference is made to the prospectus for important additional information regarding the terms and conditions of the Pooling and Servicing Agreement and the certificates.  It is a condition to the issuance of the Offered Certificates that they receive the ratings from Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), Fitch Ratings (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) indicated under “Certificate Ratings” in this prospectus supplement.

The Offered Certificates are offered in minimum denominations equivalent to at least $25,000 initial Certificate Principal Balance each and multiples of $1 in excess thereof.

Book-Entry Registration

The Offered Certificates will be book-entry certificates (for so long as they are registered in the name of the applicable depository or its nominee, the “Book-Entry Certificates”). Persons acquiring beneficial ownership interests in the Book-Entry Certificates (“Certificate Owners”) will hold such certificates through the Depository Trust Company (“DTC”) in the United States, or Clearstream Banking Luxembourg, formerly known as Cedelbank SA (“Clearstream”), or the Euroclear System (“Euroclear”) in Europe, if they are participants of such systems (“Clearstream Participants” or “Euroclear Participants”, respectively), or indirectly through organizations which are Clearstream or Euroclear Participants. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate Principal Balance of such Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers’ securities accounts in Clearstream’s and Euroclear’s names on the books of their respective depositaries, which in turn will hold such positions in customers’ securities accounts in the depositaries’ names on the books of DTC. Citibank, N.A. will act as depositary for Clearstream, and JPMorgan Chase Bank, N.A. will act as depository for Euroclear (in such capacities, individually the “Relevant Depositary”). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum dollar denominations of $25,000 and integral multiples of $1.00 in excess thereof.  Except as described below, no Certificate Owner acquiring a Book-Entry Certificate (each, a “beneficial owner”) will be entitled to receive a physical certificate representing such certificate (a “Definitive Certificate”). Unless and until Definitive Certificates are issued, it is anticipated that the only “certificateholder” of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement.  Certificate Owners are only permitted to exercise their rights indirectly through DTC and participants of DTC (“DTC Participants”).The Certificate Owner’s ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a “Financial Intermediary”) that maintains the Certificate Owner’s account for such purpose. In turn, the Financial Intermediary’s ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner’s Financial Intermediary is not a DTC Participant and on the records of Clearstream or Euroclear, as appropriate).

Certificate Owners will receive all distributions of principal of and interest on the Book-Entry Certificates from the securities administrator through DTC and DTC Participants. While the Book-Entry Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the “Rules”), DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of and interest on the Book-Entry Certificates. DTC Participants and indirect participants with whom Certificate Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Book-Entry Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not DTC Participants may transfer ownership of Book-Entry Certificates only through DTC Participants and indirect participants by instructing such DTC Participants and indirect participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective DTC Participants. Under the Rules and in accordance with DTC’s normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC, and the accounts of the respective DTC Participants at DTC will be debited and credited. Similarly, the DTC Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a DTC Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participants or Clearstream Participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following the DTC settlement date.  For information with respect to tax documentation procedures relating to the Certificates, see “Global Clearance and Settlement and Tax Documentation Procedures–Certain U.S. Federal Income Tax Documentation Requirements” in Annex I hereto.

Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Clearstream Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and, directly or indirectly through Clearstream Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC Rules on behalf of the relevant European international clearing system by the Relevant Depository; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system, if the transaction meets its settlement requirements, will deliver instructions to the Relevant Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

DTC, which is a New York-chartered limited purpose trust company, performs services for its DTC Participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules of DTC, as in effect from time to time.

Clearstream, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Clearstream is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Clearstream’s stock.

Clearstream is registered as a bank in Luxembourg, and as such is subject to regulation by the Institute Monetaire Luxembourgeois, the Luxembourg Monetary Authority, which supervises Luxembourg banks.

Clearstream holds securities for its customers and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Clearstream provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream also deals with domestic securities markets in several countries through established depository and custodial relationships. Clearstream has established an electronic bridge with the Euroclear Operator (as defined below) in Brussels to facilitate settlement of trades between systems. Clearstream currently accepts over 70,000 securities issues on its books.

Clearstream’s customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream’s United States customers are limited to securities brokers and dealers and banks. Currently, Clearstream has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions which clear through or maintain a custodial relationship with an account holder of Clearstream.

Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Euroclear Bank S.A/N.V. (the “Euroclear Operator”), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the “Cooperative”). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the “Terms and Conditions”). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

Distributions on the Book-Entry Certificates will be made on each Distribution Date by the securities administrator to Cede & Co. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC’s normal procedures. Each DTC Participant will be responsible for disbursing such payments to the Certificate Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent.  Each such Financial Intermediary will be responsible for disbursing funds to the Certificate Owners of the Book-Entry Certificates that it represents.

Under a book-entry format, Certificate Owners of the Book–Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the securities administrator to Cede & Co. Distributions with respect to certificates held through Clearstream or Euroclear will he credited to the cash accounts of Clearstream Participants or Euroclear Participants in accordance with the relevant system’s rules and procedures, to the extent received by the Relevant Depository. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See “Material Federal Income Tax Considerations–REMICs–Taxation of Certain Foreign Investors” in the prospectus.  Because DTC can only act on behalf of Financial Intermediaries, the ability of a Certificate Owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

DTC has advised the securities administrator that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a certificateholder under the Pooling and Servicing Agreement on behalf of a Clearstream Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related DTC Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

Definitive Certificates will be issued to Certificate Owners of the Book-Entry Certificates, or their nominees, rather than to DTC or its nominee, only if (a) DTC or the depositor advises the securities administrator in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates, and the depositor is unable to locate a qualified successor, (b) the depositor, at its sole option, with the consent of the securities administrator, elects to terminate a book-entry system through DTC or (c) after the occurrence of an Event of Default (as defined in the Pooling and Servicing Agreement), Certificate Owners having percentage interests aggregating not less than 51% of the Book-Entry Certificates advise the securities administrator and DTC through the Financial Intermediaries and the DTC Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of Certificate Owners.

Upon the occurrence of any of the events described in the immediately preceding paragraph, the securities administrator will be required to cause DTC to notify all Certificate Owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the securities administrator will issue Definitive Certificates, and thereafter the securities administrator will recognize the holders of such Definitive Certificates as certificateholders under the Pooling and Servicing Agreement.

In the event any Definitive Certificates are issued, surrender of such Definitive Certificates shall occur at the office designated from time to time for such purposes by the certificate registrar. As of the Closing Date, the certificate registrar designates its offices located at Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479 for this purpose.

Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Book-Entry Certificates among DTC Participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time.

None of the depositor, the master servicer, the servicers, the securities administrator or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or the transfer thereof.

Transfer Restrictions

Any investor in the Offered Certificates will be deemed to make certain representations described in this prospectus supplement under “ERISA Considerations”.

Table of Fees and Expenses

The following table indicates the fees and expenses to be paid from the cashflows from the Mortgage Loans and other assets of the trust fund while the Senior Certificates and Mezzanine Certificates are outstanding.

All fees are expressed in basis points, at an annualized rate, applied to the outstanding aggregate principal balance of the Mortgage Loans.

Item	Fee or Expense	Paid To	Paid From	Frequency
Servicing Fee(1)	Approximately 0.375% per annum weighted average servicing fee calculated on the Stated Principal Balance of each Mortgage Loan as of the Cut-Off Date	Servicer	Mortgage Loan collections	Monthly

Master Servicing Fee	The investment income with respect to funds deposited in Distribution Account	Master Servicer	Amounts on deposit in Distribution Account	Monthly

Credit Risk Manager Fee	0.009% per annum of the Stated Principal Balance of each Mortgage Loan	Credit Risk Manager	Mortgage Loan collections	Monthly

Lender paid mortgage insurance fee(2)

The lender paid mortgage insurance fee rate for each Mortgage Loan is a per annum fee rate ranging from approximately 0.21% to approximately 1.28% per annum where lender paid mortgage insurance is present, and the weighted average lender paid mortgage insurance fee rate for all of the Mortgage Loans as of the Cut-Off Date will be approximately 0.023% per annum.

		Mortgage insurance provider	Mortgage Loan collections	Monthly

P&I Advances and Servicing Advances	To the extent of funds available, the amount of any advances and servicing advances	Servicer or Master Servicer, as applicable

With respect to each Mortgage Loan, late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan

Time to time

Nonrecoverable Advances and Servicing Advances	The amount of any Advances and Servicing Advances deemed nonrecoverable	Servicer or Master Servicer, as applicable	Mortgage Loan collections	Time to time

Reimbursement for certain expenses, costs and liabilities incurred by the Servicer, the Master Servicer, the Securities Administrator, the sponsor or the depositor in connection with any legal action relating to the Pooling and Servicing Agreement or the certificates(2)

	The amount of the expenses, costs and liabilities incurred	Servicer, Master Servicer, Securities Administrator, sponsor or depositor, as applicable	Mortgage Loan collections	Time to time

Indemnification expenses	Amounts for which the sponsor, the Servicers, the Master Servicer, the Securities Administrator and the depositor are entitled to indemnification(3)	Servicers, Master Servicer, Securities Administrator, sponsor or depositor, as applicable	Mortgage Loan collections (or, in the case of each Servicer, collections on the related Mortgage Loans)	Time to time

Indemnification expenses	Amounts for which the trustee or custodians, as applicable, is entitled to indemnification(4)	Trustee or custodians, as applicable	Mortgage Loan collections	Time to time

Reimbursement for any amounts payable by the trustee or depositor for recording of assignments of mortgages to the extent not paid by the related Servicer	The amounts paid by the trustee or depositor	Trustee	Mortgage Loan collections	Time to time

Reimbursement for costs associated with the transfer of servicing or master servicing in the event of termination of the Master Servicer or a defaulting Servicer

The amount of costs incurred by the Master Servicer or the trustee in connection with the transfer of servicing to the Master Servicer or a successor Servicer or by the trustee in the event of termination the Master Servicer, to the extent not paid by the terminated Servicer or Master Servicer

		Trustee or Master Servicer, as applicable	Mortgage Loan collections	Time to time

Reimbursement for any expenses incurred by the trustee or Securities Administrator in connection with a tax audit of the trust	The amount incurred by the trustee or Securities Administrator in connection with a tax audit of the trust	Trustee and Securities Administrator	Mortgage Loan collections	Time to time

(1) Weighted average servicing fee. The servicing fee is paid on a first priority basis from collections allocable to interest on the Mortgage Loans, prior to distributions to the certificateholders.
(2) The master servicer pays Trustee Fees and ongoing custodial and safekeeping fees out of its compensation.
(3) See “The Securities Administrator, the Master Servicer and the Custodians” herein.
(4) See “The Trustee” herein.

Available Distribution Amount

The Available Distribution Amount (as defined below) for any Distribution Date will be distributed, to the extent of funds available therefor, on each Distribution Date by the securities administrator to the certificateholders, as specified in this prospectus supplement.

The “Available Distribution Amount” for any Distribution Date, as more fully described in the Pooling and Servicing Agreement, will equal the sum of the following amounts:

(1)  the total amount of all cash received by or on behalf of each servicer with respect to the Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including liquidation proceeds, condemnation proceeds, insurance proceeds, subsequent recoveries proceeds received in connection with the repurchase of a Mortgage Loan), except:

•

all scheduled payments of principal and interest collected on the Mortgage Loans but due on a date after the related Due Date;

•

all partial principal prepayments received with respect to the Mortgage Loans after the related Prepayment Period, together with all interest paid by the mortgagors in connection with such partial principal prepayments;

•

all prepayments in full received with respect to the Mortgage Loans after the related Prepayment Period, together with all interest paid by the mortgagors in connection with such prepayments in full;

•

liquidation proceeds, insurance proceeds, condemnation proceeds, subsequent recoveries and proceeds received in connection with the repurchase of a Mortgage Loan received after the related Prepayment Period;

•

all amounts reimbursable to a servicer pursuant to the terms of the related Servicing Agreement or to the master servicer, the securities administrator, the trustee or the custodians pursuant to the terms of the Pooling and Servicing Agreement or the Custodial Agreement;

•

reinvestment income on the balance of funds, if any, in the Custodial Account or the Distribution Account;

•

any fees payable to the servicers, the master servicer and the credit risk manager, and any premiums payable in connection with any lender paid primary mortgage insurance policies; and

•

all Prepayment Charges (other than any Prepayment Charges that any servicer is entitled to retain) received in connection with the Mortgage Loans.

(2)  all Advances made by a servicer and/or the master servicer with respect to Mortgage Loans for that Distribution Date;

(3)  any amounts paid as Compensating Interest on the Mortgage Loans by a servicer and/or the master servicer for that Distribution Date;

(4)  the total amount of any cash deposited in the Distribution Account in connection with the repurchase of any Mortgage Loan by the depositor or the sponsor; and

(5)  the total amount of any cash deposited in the Distribution Account in connection with the optional termination of the trust fund.

Glossary of Definitions Relating to the Priority of Distributions

Certain definitions are necessary to understand the priority of interest and principal distributions to the certificates.  These terms are defined below and highlighted within the various definitions:

 “Administration Fee” with respect to each Mortgage Loan and any Distribution Date, will be equal to the product of one-twelfth of (x) the Administration Fee Rate for such Mortgage Loan and (y) the principal balance of that Mortgage Loan as of the last day of the immediately preceding Due Period (or as of the Cut-Off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

“Administration Fee Rate” with respect to each Mortgage Loan will be equal to the sum of (i) the servicing fee rate, (ii) the rate at which the fee payable to the credit risk manager is calculated and (iii) the rate at which the premium payable in connection with any lender paid primary mortgage insurance policy is calculated, if applicable.

“Aggregate Available Funds” with respect to any Distribution Date is the sum of the Available Funds for Loan Group I, Loan Group II and Loan Group III.

 “Aggregate Interest Funds” with respect to any Distribution Date is the sum of the Interest Funds for Loan Group I, Loan Group II and Loan Group III.

“Aggregate Principal Funds” with respect to any Distribution Date is the sum of the Principal Funds for Loan Group I, Loan Group II and Loan Group III.

 “Aggregate Principal Remittance Amount” with respect to any Distribution Date is the sum of the Principal Remittance Amount for Loan Group I, Loan Group II and Loan Group III.

“Allocated Realized Loss Amount” with respect to any class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates or Components and any Distribution Date is an amount equal to the sum of any Realized Losses allocated to that class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates or Mezzanine Certificates or Components on all prior Distribution Dates minus the sum of all payments in respect of Realized Loss amounts distributed to that class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates or Components on all previous Distribution Dates, as described below under “–Distribution of Net Monthly Excess Cashflow”, “–The Certificate Swap Agreement and the Certificate Swap Account” and “—The Floor Agreement and Floor Account”.

“Available Funds” for any Distribution Date and each Loan Group will be the sum of the Principal Funds and the Interest Funds for such Distribution Date and such Loan Group.

“Bankruptcy Loss” will be any reduction of the amount of the monthly payment on the related Mortgage Loan made by a bankruptcy court in connection with a personal bankruptcy of a mortgagor or the positive difference, if any, resulting from the outstanding principal balance on a Mortgage Loan being less than a bankruptcy court’s valuation of the related Mortgaged Property with respect to a Mortgage Loan in connection with a personal bankruptcy of a mortgagor.

“Certificate Principal Balance” with respect to a Senior Certificate (other than the Group I/III Senior Certificates), Mezzanine Certificate or Component outstanding at any time represents the then maximum amount that the holder of such certificate or component is entitled to receive as distributions allocable to principal from the cashflow on the Mortgage Loans and the other assets in the trust fund. The Certificate Principal Balance of any class of Senior Certificates (other than the Group I/III Senior Certificates) or Mezzanine Certificates, or any Component, as of any date of determination is equal to the initial Certificate Principal Balance of such certificate or Component (a) reduced by the aggregate of (i) all amounts allocable to principal previously distributed with respect to that certificate or Component and (ii) any reductions in the Certificate Principal Balance of such certificate or Component deemed to have occurred in connection with allocations of Realized Losses in the manner described in this prospectus supplement and (b) increased by the amount of Net Deferred Interest allocated to such class of certificates or Component; provided that the Certificate Principal Balance of each class of Senior Certificates (other than the Group I/III Senior Certificates) and Mezzanine Certificates, or Component, to which Realized Losses have been allocated will be increased by the amount of any Subsequent Recoveries on the related Mortgage Loans received by the related servicer or the master servicer as set forth herein, but not by more than the amount of Realized Losses previously allocated to reduce the Certificate Principal Balances of such certificates or Component and not previously reimbursed to such certificates or Component as an Allocated Realized Loss Amount. The Certificate Principal Balance of any class of Group I/III Senior Certificates as of any date of determination is equal to the Certificate Principal Balance of the related Components as of such date of determination.  The Certificate Principal Balance of the Class CE-1 Certificates as of any date of determination is equal to the excess, if any, of (i) the sum of the then aggregate principal balance of the Mortgage Loans on such date of determiniation, over (ii) the then aggregate Certificate Principal Balance of the Senior Certificates, the Mezzanine Certificates and the Class P Certificates. The initial aggregate Certificate Principal Balance of the Class P Certificates is equal to $100.

“Class M-1 Principal Distribution Amount” The Class M-1 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 85.750%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 88.600% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-2 Principal Distribution Amount” The Class M-2 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.500%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 90.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-3 Principal Distribution Amount” The Class M-3 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date and (iv) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.750%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 91.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-4 Principal Distribution Amount” The Class M-4 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on the Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date and (v) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.000%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 92.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-5 Principal Distribution Amount” The Class M-5 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date and (vi) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.250%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 93.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-6 Principal Distribution Amount” The Class M-6 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date and (vii) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.500%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 94.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-7 Principal Distribution Amount” The Class M-7 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date and (viii) the Certificate Principal Balance of the Class M-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.750%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 95.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-8 Principal Distribution Amount” The Class M-8 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date, and (ix) the Certificate Principal Balance of the Class M-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.000%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 96.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-9 Principal Distribution Amount” The Class M-9 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date, (ix) the Certificate Principal Balance of the Class M-8 Certificates after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date and (x) the Certificate Principal Balance of the Class M-9 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.250%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 97.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-10 Principal Distribution Amount” The Class M-10 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date, (ix) the Certificate Principal Balance of the Class M-8 Certificates after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date, (x) the Certificate Principal Balance of the Class M-9 Certificates after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date and (xi) the Certificate Principal Balance of the Class M-10 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.500%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 98.000% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Class M-11 Principal Distribution Amount” The Class M-11 Principal Distribution Amount for any Distribution Date is an amount equal to the excess of (x) the sum of (i) the aggregate Certificate Principal Balance of the Senior Certificates after taking into account the payment of the Senior Principal Distribution Amount on such Distribution Date, (ii) the Certificate Principal Balance of the Class M-1 Certificates after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date, (iii) the Certificate Principal Balance of the Class M-2 Certificates after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date, (iv) the Certificate Principal Balance of the Class M-3 Certificates after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date, (v) the Certificate Principal Balance of the Class M-4 Certificates after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date, (vi) the Certificate Principal Balance of the Class M-5 Certificates after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date, (vii) the Certificate Principal Balance of the Class M-6 Certificates after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date, (viii) the Certificate Principal Balance of the Class M-7 Certificates after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date, (ix) the Certificate Principal Balance of the Class M-8 Certificates after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date, (x) the Certificate Principal Balance of the Class M-9 Certificates after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date, (xi) the Certificate Principal Balance of the Class M-10 Certificates after taking into account the payment of the Class M-10 Principal Distribution Amount on such Distribution Date and (xii) the Certificate Principal Balance of the Class M-11 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 98.375%, with respect to any Distribution Date prior to the Distribution Date in July 2013, and approximately 98.700% with respect to any Distribution Date on or after the Distribution Date in July 2013 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over the OC Floor.

“Credit Enhancement Percentage” for any class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates or Components and any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto and the Overcollateralization Amount by (y) the aggregate principal balance of the Mortgage Loans calculated after giving effect to scheduled payments of principal due during the related due period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period, and distribution of the Principal Distribution Amount to the holders of the certificates then entitled to distributions of principal on that Distribution Date.

“Cumulative Loss Trigger Event” With respect to any Distribution Date, a Cumulative Loss Trigger Event is in effect if the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Due Period divided by the amount by which the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date	Percentage
July 2009 to June 2010	0.15%, plus 1/12th of 0.20% for each month thereafter
July 2010 to June 2011	0.35%, plus 1/12th of 0.30% for each month thereafter
July 2011 to June 2012	0.65%, plus 1/12th of 0.30% for each month thereafter
July 2012 to June 2013	0.95%, plus 1/12th of 0.35% for each month thereafter
July 2013 to June 2014	1.30%, plus 1/12th of 0.10% for each month thereafter
July 2014 and thereafter	1.40%

 “Delinquency Trigger Event” with respect to any Distribution Date on or after the Stepdown Date is the percentage obtained by dividing (i) the principal amount of Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, bankruptcy and REO) by (ii) the aggregate principal balance of the Mortgage Loans, in each case as of the last day of the previous calendar month exceeds 36.18% (with respect to any Distribution Date prior to the Distribution Date in July 2013) or 40.00% (with respect to any Distribution Date on or after the Distribution Date in July 2013) of the Credit Enhancement Percentage of the Senior Certificates with respect to the prior Distribution Date.

“GMACM Serviced Mortgage Loans” are the Mortgage Loans serviced by GMAC Mortgage, LLC.

“Group I Allocation Percentage” for any Distribution Date, the aggregate principal balance of the Group I Mortgage Loans divided by the aggregate principal balance of all of the Group I Mortgage Loans and Group III Mortgage Loans, in each case, as of the last day of the immediately preceding due period (or as of the Cut-Off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

“Group I Certificate Swap Allocation Percentage” for any Distribution Date is the aggregate principal balance of the Group I Mortgage Loans divided by the aggregate principal balance of all of the Mortgage Loans, in each case, as of the last day of the immediately preceding due period (or as of the Cut-Off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

“Group I Interest Funds”  With respect to any Distribution Date, the Interest Funds for Loan Group I for that Distribution Date.

 “Group I Principal Distribution Amount” for any Distribution Date will equal the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Funds for Loan Group I for that Distribution Date and the denominator of which is the Aggregate Principal Funds for that Distribution Date.

“Group I Principal Funds”  With respect to any Distribution Date, the Principal Funds for Loan Group I for that Distribution Date.

 “Group I Senior Principal Distribution Amount” for any Distribution Date will be equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Funds for Loan Group I for that Distribution Date and the denominator of which is the Aggregate Principal Funds for that Distribution Date.

 “Group II Certificate Swap Allocation Percentage” for any Distribution Date, the aggregate principal balance of the Group II Mortgage Loans divided by the aggregate principal balance of all of the Mortgage Loans, in each case, as of the last day of the immediately preceding due period (or as of the Cut-Off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

“Group II Interest Funds”  With respect to any Distribution Date, the Interest Funds for Loan Group II for that Distribution Date.

 “Group II Principal Distribution Amount” for any Distribution Date will equal the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Funds for Loan Group II for that Distribution Date and the denominator of which is the Aggregate Principal Funds  for that Distribution Date.

“Group II Principal Funds”  With respect to any Distribution Date, the Principal Funds for Loan Group II for that Distribution Date.

 “Group II Rolling Sixty-Day Delinquency Rate” with respect to any Distribution Date is the average of the Group II Sixty-Day Delinquency Rates for that Distribution Date and the two immediately preceding Distribution Dates.

“Group II Senior Principal Distribution Amount” for any Distribution Date will be equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Funds for Loan Group II for that Distribution Date and the denominator of which is the Aggregate Principal Funds  for that Distribution Date.

“Group II Sixty-Day Delinquency Rate” with respect to any Distribution Date is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Group II Mortgage Loans that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Group II Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Group II Mortgage Loans as of the related Due Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

“Group III Allocation Percentage” for any Distribution Date, the aggregate principal balance of the Group III Mortgage Loans divided by the aggregate principal balance of all of the Group I Mortgage Loans and Group III Mortgage Loans, in each case, as of the last day of the immediately preceding due period (or as of the Cut-Off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

“Group III Certificate Swap Allocation Percentage” for any Distribution Date, the aggregate principal balance of the Group III Mortgage Loans divided by the aggregate principal balance of all of the Mortgage Loans, in each case, as of the last day of the immediately preceding due period (or as of the Cut-Off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

“Group III Interest Funds”  With respect to any Distribution Date, the Interest Funds for Loan Group III for that Distribution Date.

 “Group III Principal Distribution Amount” for any Distribution Date will equal the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Funds for Loan Group III for that Distribution Date and the denominator of which is the Aggregate Principal Funds  for that Distribution Date.

“Group III Principal Funds”  With respect to any Distribution Date, the Principal Funds for Loan Group III for that Distribution Date.

 “Group III Senior Principal Distribution Amount” for any Distribution Date will be equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Funds  for Loan Group III for that Distribution Date and the denominator of which is the Aggregate Principal Funds for that Distribution Date.

 “Group Subordinate Component”  For any Distribution Date and Loan Group I, is the excess, if any, of (i) the then outstanding aggregate principal balance of the Group I Loans over (ii) the then outstanding aggregate Class Principal Balance of the Group I Senior Certificates and Group I Components.  For any Distribution Date and Loan Group II, the Group Subordinate Component is the excess, if any, of (i) the then outstanding aggregate principal balance of the Group II Loans over (ii) the then outstanding aggregate Class Principal Balance of the Group II Senior Certificates.  For any Distribution Date and Loan Group III, is the excess, if any, of (i) the then outstanding aggregate principal balance of the Group III Loans over (ii) the then outstanding aggregate Class Principal Balance of the Group III Senior Certificates and Group III Components.

 “Interest Accrual Period” for any Distribution Date and any class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components will be (i) with respect to the first Distribution Date, the period commencing on the Closing Date and ending on the day preceding that Distribution Date and (ii) with respect to any Distribution Date thereafter, the period commencing on the Distribution Date in the month immediately preceding the month in which that Distribution Date occurs and ending on the day preceding that Distribution Date.  Interest on the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components will be calculated based on a 360-day year and the actual number of days elapsed in the related Interest Accrual Period.

“Interest Carry Forward Amount” with respect to any class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components, and any Distribution Date will be equal to the amount, if any, by which the Interest Distribution Amount for that class of certificates or Component for the immediately preceding Distribution Date exceeded the actual amount distributed to such class of certificates or Component in respect of interest on the immediately preceding Distribution Date, together with any Interest Carry Forward Amount with respect to such class of certificates or Component remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the related Pass-Through Rate for the most recently ended Interest Accrual Period.

“Interest Distribution Amount” will be:

With respect to any class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Components, and any Distribution Date, interest accrued during the related Interest Accrual Period on the related Certificate Principal Balance of that class of certificates or Component immediately prior to the Distribution Date at the Pass-Through Rate for that class of certificates or Component reduced (to an amount not less than zero), by such class’ or Component’s allocable share, if any, of (i) Net Deferred Interest on the Mortgage Loans in the related Loan Group for that Distribution Date, (ii) Prepayment Interest Shortfalls on Mortgage Loans in the related Loan Group to the extent not covered by Compensating Interest paid by the master servicer or the servicers, (iii) Relief Act Interest Shortfalls on Mortgage Loans in the related Loan Group and (iv) the interest portion of Realized Losses incurred on the Mortgage Loans in the related Loan Group.

With respect to any Class of Mezzanine Certificates and any Distribution Date, interest accrued during the related Interest Accrual Period on the related Certificate Principal Balance of that class of certificates immediately prior to the Distribution Date at the Pass-Through Rate for that class of certificates reduced (to an amount not less than zero), by such class’ allocable share, if any, of (i) Net Deferred Interest on all the Mortgage Loans for that Distribution Date, (ii) Prepayment Interest Shortfalls on all the Mortgage Loans to the extent not covered by Compensating Interest paid by the master servicer or the servicers, (iii) Relief Act Interest Shortfalls on all the Mortgage Loans and (iv) the interest portion of Realized Losses incurred on all the Mortgage Loans.

“Interest Funds” for any Distribution Date and Loan Group is equal to the sum of (i) the Interest Remittance Amount for that Loan Group for such Distribution Date and (ii) the aggregate Deferred Interest for the Mortgage Loans in that Loan Group for the related Due Date up to the Principal Remittance Amount for that Loan Group for that Distribution Date.

“Interest Remittance Amount” for any Distribution Date and any Loan Group, as more fully described in the Pooling and Servicing Agreement, will equal the sum of the following amounts:

(1)

all interest received by or on behalf of each servicer with respect to the Mortgage Loans in that Loan Group by the Determination Date for such Distribution Date and not previously distributed;

(2)

all Advances in respect of interest made by a servicer and/or the master servicer with respect to Mortgage Loans in that Loan Group for that Distribution Date;

(3)

any amounts paid as Compensating Interest on the Mortgage Loans in that Loan Group by a servicer and/or the master servicer for that Distribution Date;

(4)

the interest portions of the total amount deposited in the Distribution Account in connection with the repurchase of any Mortgage Loan in that Loan Group by the depositor or the sponsor; and

(5)

the interest portions of the total amount deposited in the Distribution Account related to that Loan Group in connection with the optional termination of the trust fund;

minus the sum of the following amounts:

(1)

all scheduled payments of interest collected on the Mortgage Loans in that Loan Group but due on a date after the related Due Date;

(2)

all interest paid by the mortgagors in connection with partial principal prepayments received with respect to the Mortgage Loans in that Loan Group after the related Prepayment Period;

(3)

all interest paid by the mortgagors in connection with prepayments in full received with respect to the Mortgage Loans in that Loan Group after the related Prepayment Period;

(4)

all amounts (other than Advances in respect of principal) related to that Loan Group reimbursable to a servicer pursuant to the terms of the related Servicing Agreement or to the master servicer, the securities administrator, the trustee or the custodians pursuant to the terms of the Pooling and Servicing Agreement or the Custodial Agreements; and

(5)

any fees payable to the servicers, the master servicer, the credit risk manager and any premiums payable in connection with any lender paid primary mortgage insurance policies for the related Due Period related to that Loan Group.

“Liquidated Loan” will be a Mortgage Loan as to which the related servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from insurance proceeds, Liquidation Proceeds or otherwise, have been recovered.

“Liquidation Proceeds” will be amounts received by the related servicer in connection with the liquidation of a defaulted Mortgage Loan whether through foreclosure or otherwise, other than insurance proceeds.

“Net Monthly Excess Cashflow” for any Distribution Date will be equal to the sum of (i) any Overcollateralization Reduction Amount and (ii) the excess of (x) the Available Distribution Amount for that Distribution Date over (y) the sum for that Distribution Date of the aggregate of the Senior Interest Distribution Amounts payable to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Components, the aggregate of the Interest Distribution Amounts payable to the holders of the Mezzanine Certificates, the Aggregate Principal Funds, any Adjusted Net Securities Administrator Class I-A-1B Swap Payment or Swap Termination Payment owed to the Class I-A-1B Swap Provider, any Adjusted Net Securities Administrator Class A-2A Swap Payment or Swap Termination Payment owed to the Class A-2A Swap Provider, and any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment owed to the Certificate Swap Provider.

“Net Mortgage Rate” for each Mortgage Loan will be equal to the mortgage interest rate thereon less the Administration Fee Rate.

“Net WAC Pass Through Rate” With respect to any Distribution Date, the Net WAC Pass-Through Rate for each Class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Mezzanine Certificates, and each Component, will be as follows:

(i)

With respect to the Class I-A-1A Certificates and the Class I-A-2B, Class I-A-3 and Class I-A-4 Components, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group I Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group I Mortgage Loans for such Distribution Date, over (b) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group I Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group I Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period;

(ii)

With respect to the Class I-A-1B Certificates, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group I Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group I Mortgage Loans for such Distribution Date, over (b) the sum of (i) any Adjusted Net Securities Administrator Class I-A-1B Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Class I-A-1B Swap Agreement) payable to the Class I-A-1B Swap Provider for such Distribution Date and (ii) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group I Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group I Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period;

(iii)

With respect to the Class II-A-1 and Class II-A-2 Certificates, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group II Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group II Mortgage Loans for such Distribution Date, over (b) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group II Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group II Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period;

(iv)

With respect to the Class III-A-1 Certificates and the Class III-A-2B, Class III-A-3 and Class III-A-4 Components, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group III Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group III Mortgage Loans for such Distribution Date, over (b) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group III Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group III Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period;

(v)

With respect to the Class I-A-2A Component, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group I Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group I Mortgage Loans for such Distribution Date, over (b) the sum of (i) the product of (x) any Adjusted Net Securities Administrator Class A-2A Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Class A-2A Swap Agreement) payable to the Class A-2A Swap Provider for such Distribution Date and (y) the Group I Allocation Percentage and (ii) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group I Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group I Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period;

(vi)

With respect to the Class III-A-2A Component, a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group III Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group III Mortgage Loans for such Distribution Date, over (b) the sum of (i) the product of (x) any Adjusted Net Securities Administrator Class A-2A Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Class A-2A Swap Agreement) payable to the Class A-2A Swap Provider for such Distribution Date and (y) the Group III Allocation Percentage and (ii) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group III Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group III Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period;

(vii)

With respect to the Mezzanine Certificates, the weighted average (weighted, with respect to clause (x), (y) and (z), on the basis of the Group Subordinate Component for Loan Group I, Loan Group II and Loan Group III, respectively) of:

(x)

a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group I Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group I Mortgage Loans for such Distribution Date, over (b) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group I Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group I Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period;

(y)

a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group II Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group II Mortgage Loans for such Distribution Date, over (b) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group II Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group II Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period; and

(z)

a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Interest Accrual Period) equal to the product of (i) 12 and (ii) a fraction, expressed as a percentage, (A) the numerator of which is the excess, if any, of (a) the amount of interest which accrued on the Group III Mortgage Loans in the prior calendar month minus the aggregate Administration Fees for the Group III Mortgage Loans for such Distribution Date, over (b) the product of (x) any Net Securities Administrator Certificate Swap Payment and Swap Termination Payment (which was not caused by a Swap Provider Trigger Event, as defined in the Certificate Swap Agreement) payable to the Certificate Swap Provider for such Distribution Date and (y) the Group III Certificate Swap Allocation Percentage, and (B) the denominator of which is the aggregate principal balance of the Group III Mortgage Loans as of the last day of the immediately preceding due period (or as of the Cut-off Date with respect to the first Distribution Date), after giving effect to principal prepayments received during the related Prepayment Period.

 “Net WAC Rate Carryover Amount” with respect to any class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates or Mezzanine Certificates or Components and any Distribution Date on which the related Pass-Through Rate is limited to the applicable Net WAC Pass-Through Rate, the Net WAC Rate Carryover Amount is an amount equal to the sum of (i) the excess of (x) the amount of interest such certificates or Component would have been entitled to receive on such Distribution Date if the related Net WAC Pass-Through Rate had not been applicable to such certificates or Component on such Distribution Date over (y) the amount of interest accrued on such Distribution Date at the related Net WAC Pass-Through Rate plus (ii) the related Net WAC Rate Carryover Amount for any previous Distribution Date not previously distributed, together with interest thereon at a rate equal to the related Pass-Through Rate for such class of certificates or Component for the most recently ended Interest Accrual Period determined without taking into account the related Net WAC Pass-Through Rate.

“OC Floor” means the product of (1) 0.50% and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date.

 “Overcollateralization Amount” with respect to any Distribution Date following the Closing Date will be an amount by which (x) the sum of the aggregate outstanding principal balance of the Mortgage Loans exceeds (y) the sum of the Certificate Principal Balances of the Senior Certificates, the Mezzanine Certificates and the Class P Certificates after taking into account all payments of principal on such Distribution Date.

“Overcollateralization Increase Amount” with respect to any Distribution Date will be the lesser of (i) the Net Monthly Excess Cashflow for such Distribution Date and (ii) the amount, if any, by which the Required Overcollateralization Amount for such Distribution Date exceeds the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Aggregate Principal Funds  is applied as a principal payment on such Distribution Date and without giving effect to any other distributions on the Certificates and Components in reduction of their respective Certificate Principal Balances on such Distribution Date).

“Overcollateralization Reduction Amount” for any Distribution Date will be the lesser of (a) the Aggregate Principal Funds on such Distribution Date and (b) the excess, if any, of

•

the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Aggregate Principal Funds  is applied as a principal payment on such Distribution Date and without giving effect to any other distributions on the Certificates in reduction of their respective Certificate Principal Balances on such Distribution Date) over

•

the Required Overcollateralization Amount for such Distribution Date.

“Pass-Through Rate” with respect to each class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components and any Distribution Date are set forth in the table beginning on page S-6 of this prospectus supplement and the footnotes to that table.

 “Prepayment Interest Shortfall” for any Distribution Date will be the sum of all interest shortfalls resulting from prepayments in full or in part of the Mortgage Loans during the related Prepayment Period.

“Principal Distribution Amount” for any Distribution Date will equal (i) the Aggregate Principal Funds for such Distribution Date plus (ii) any Overcollateralization Increase Amount minus (iii) the amount of any Overcollateralization Reduction Amount for such Distribution Date and any amounts payable or reimbursable to the servicers, the trustee, the custodian, the master servicer or the securities administrator prior to distributions being made on the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components.  In no event will the Principal Distribution Amount with respect to any Distribution Date be less than zero or greater than the then outstanding aggregate Certificate Principal Balance of the certificates.

“Principal Funds”  with respect to any Loan Group and Distribution Date is equal to the excess, if any, of (i) the Principal Remittance Amount for that Loan Group for that Distribution Date over (ii) the aggregate Deferred Interest for the Mortgage Loans in that Loan Group for the related Due Date.

“Principal Remittance Amount” for any Distribution Date and any Loan Group, as more fully described in the Pooling and Servicing Agreement, will equal the sum of the following amounts:

(1)

the total amount of all principal received by or on behalf of each servicer with respect to the Mortgage Loans in that Loan Group by the Determination Date for such Distribution Date and not previously distributed (including liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries);

(2)

all Advances in respect of principal made by a servicer and/or the master servicer with respect to Mortgage Loans in that Loan Group for that Distribution Date;

(3)

the principal portions of the total amount deposited in the Distribution Account in connection with the repurchase of any Mortgage Loan in that Loan Group by the depositor or the sponsor; and

(4)

the principal portions of the total amount deposited in the Distribution Account with respect to that Loan Group in connection with the optional termination of the trust fund;

minus, the sum of the following amounts:

(1)

all scheduled payments of principal collected on the Mortgage Loans in that Loan Group but due on a date after the related Due Date;

(2)

all partial principal prepayments received with respect to the Mortgage Loans in that Loan Group after the related Prepayment Period, excluding all interest paid by the mortgagors in connection with such partial principal prepayments;

(3)

all prepayments in full received with respect to the Mortgage Loans in that Loan Group after the related Prepayment Period, excluding all interest paid by the mortgagors in connection with such prepayments in full;

(4)

liquidation proceeds, insurance proceeds, condemnation proceeds and subsequent recoveries received on the Mortgage Loans in that Loan Group after the related Prepayment Period;

(5)

all Advances in respect of principal with respect to Mortgage Loans in that Loan Group reimbursable to a servicer pursuant to the terms of the related Servicing Agreement or to the master servicer, the securities administrator or the trustee pursuant to the terms of the Pooling and Servicing Agreement; and

(6)

all other amounts reimbursable to a servicer pursuant to the terms of the related Servicing Agreement or to the master servicer, the securities administrator, the trustee or the custodians pursuant to the terms of the Pooling and Servicing Agreement or the Custodial Agreement for the related Due Period with respect to that Loan Group to the extent not reimbursed from the Interest Remittance Amount for that Loan Group for the related Due Period.

“Realized Loss” with respect to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the related Prepayment Period will be the sum of (i) the principal balance of such Mortgage Loan remaining outstanding (after all recoveries of principal have been applied thereto) and the principal portion of Advances made by the related servicer with respect to such Mortgage Loan which have been reimbursed from Liquidation Proceeds, and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Advances made by the related servicer with respect to such Mortgage Loan which have been reimbursed from Liquidation Proceeds.  The amounts set forth in clause (i) are the principal portion of Realized Losses and the amounts set forth in clause (ii) are the interest portion of Realized Losses.  With respect to any Mortgage Loan that is not a Liquidated Loan, the amount of any Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date will be treated as a Realized Loss.

“Relief Act Interest Shortfall” for any Distribution Date and Mortgage Loan will be the reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended calendar month immediately preceding the related Distribution Date as a result of the application of the Servicemembers Civil Relief Act or similar state or local laws.

“Required Overcollateralization Amount” with respect to any Distribution Date, (a) if such Distribution Date is prior to the Stepdown Date, 0.65% of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Stepdown Date, the greater of (i) 1.625% (for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in July 2013) or 1.300% (for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in July 2013), in each case, of the aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses on the Mortgage Loans incurred during the related Prepayment Period) and (ii) the OC Floor.  If a Trigger Event is in effect on any Distribution Date, the Required Overcollateralization Amount will be the same as the Required Overcollateralization Amount for the previous Distribution Date.

A “Sequential Trigger Event” with respect to any Distribution Date will be in effect if (x) on any Distribution Date before the Distribution Date in July 2010, the aggregate amount of Realized Losses on the Group II Mortgage Loans incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Cut-Off Date exceeds 0.55% or (y) on any Distribution Date on or after the Distribution Date in July 2010, a Trigger Event is in effect or (z) on any Distribution Date before the Distribution Date in July 2010, the Group II Rolling Sixty-Day Delinquency Rate equals or exceeds 40.00% of the Credit Enhancement Percentage for the Group II Senior Certificates for the prior Distribution Date.

 “Senior Interest Distribution Amount” for any Distribution Date and any class of Group I Senior Certificates, Group II Senior Certificates and Group III Senior Certificates, or Component, the Interest Distribution Amount for such Distribution Date for that class of certificates or Component and the Interest Carry Forward Amount, if any, for such Distribution Date for that class of certificates or Component.

“Senior Principal Distribution Amount” for any Distribution Date will be an amount equal to the excess of (x) the aggregate Certificate Principal Balance of the Senior Certificates immediately prior to the Distribution Date over (y) the lesser of (A) the product of (i) approximately 80.625% (for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in July 2013) or approximately 84.500% (for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in July 2013) and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) over (ii) the OC Floor.

 “Stated Principal Balance” means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period and (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date.  The Stated Principal Balance of a Liquidated Loan is zero.

“Stepdown Date” will be the earlier to occur of (1) the Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates has been reduced to zero and (2) the later to occur of (x) the Distribution Date in July 2010 and (y) the first Distribution Date on which the Credit Enhancement Percentage of the Senior Certificates (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loans, but prior to any distribution of the Principal Distribution Amount on the certificates and Components then entitled to distributions of principal on such Distribution Date) is greater than or equal to (a) approximately 19.375% on any Distribution Date prior to the Distribution Date in July 2013 and (b) approximately 15.500% on any Distribution Date on or after the Distribution Date in July 2013.

“Subsequent Recoveries” with respect to any Distribution Date will be amounts received during the related Prepayment Period by a servicer specifically related to a defaulted Mortgage Loan or the disposition of an REO Property prior to the related Prepayment Period that resulted in a Realized Loss, after the liquidation or disposition of such defaulted Mortgage Loan.

A “Trigger Event” is in effect if either a Delinquency Trigger Event or a Cumulative Loss Trigger Event is in effect.

Allocation of Net Deferred Interest

With respect to each Mortgage Loan and each related Due Date, “Deferred Interest” will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the interest portion of the monthly payment due for such Due Date.  With respect to any Loan Group and Distribution Date, the “Net Deferred Interest” is equal to the excess, if any, of the Deferred Interest for each Mortgage Loan in that Loan Group for the related Due Date, over the Principal Remittance Amount for that Loan Group for such Distribution Date.

To the extent that there is Net Deferred Interest on a Distribution Date, the Net Deferred Interest on the Mortgage Loans will be allocated among the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components in an amount equal to the excess, if any, for each such class of certificates or Component of (i) the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Certificate Principal Balance of such class of certificates or Component immediately prior to such Distribution Date, over (ii) the amount that would have been calculated in clause (i) had the Pass-Through Rate for such class of certificates or Component equaled the Adjusted Cap Rate for such class of certificates or Component and such Distribution Date.

Any Net Deferred Interest allocated to a class of certificates or Component will be added to the Certificate Principal Balance of the applicable class of certificates or Component.

The “Adjusted Cap Rate” for any Distribution Date and any Class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Mezzanine Certificates and any Component will equal the following:

(i) with respect to any class of Group I Senior Certificates (other than the Class I-A-1B Certificates) and the Class I-A-2B, Class I-A-3 and Class I-A-4 Components, the product of (x) the excess, if any, of (A) the related Net WAC Pass-Through Rate for that Distribution Date over (B) a fraction (expressed as a percentage) the numerator of which is the product of (i) the Net Deferred Interest, if any, on the Group I Mortgage Loans for that Distribution Date and (ii) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Due Date occurring in the month of that Distribution Date and (y) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(ii) with respect to any class of Group II Senior Certificates, the product of (x) the excess, if any, of (A) the related Net WAC Pass-Through Rate for that Distribution Date over (B) a fraction (expressed as a percentage) the numerator of which is the product of (i) the Net Deferred Interest, if any, on the Group II Mortgage Loans for that Distribution Date and (ii) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group II Mortgage Loans as of the Due Date occurring in the month of that Distribution Date and (y) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(iii) with respect to any class of Group III Senior Certificates and the Class III-A-2B, Class III-A-3 and Class III-A-4 Components, the product of (x) the excess, if any, of (A) the related Net WAC Pass-Through Rate for that Distribution Date over (B) a fraction (expressed as a percentage) the numerator of which is the product of (i) the Net Deferred Interest, if any, on the Group III Mortgage Loans for that Distribution Date and (ii) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the Due Date occurring in the month of that Distribution Date and (y) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period;

(iv) with respect to the Class I-A-1B Certificates,

(a) only if payments are not made under the Class I-A-1B Swap Agreement or the Class I-A-1B Swap Agreement has been terminated, the product of (x) the excess, if any, of (A) the related Net WAC Pass-Through Rate for that Distribution Date over (B) a fraction (expressed as a percentage) the numerator of which is the product of (i) the Net Deferred Interest, if any, on the Group I Mortgage Loans for that Distribution Date and (ii) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Due Date occurring in the month of that Distribution Date and (y) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period; and

(b) so long as payments are made under the Class I-A-1B Swap Agreement and the Class I-A-1B Swap Agreement has not been terminated, will equal the Pass-Through Rate for the Class I-A-1B Certificates;

(v) with respect to the Class I-A-2A Component,

(a) only if payments are not made under the Class A-2A Swap Agreement or the Class A-2A Swap Agreement has been terminated, the product of (x) the excess, if any, of (A) the related Net WAC Pass-Through Rate for that Distribution Date over (B) a fraction (expressed as a percentage) the numerator of which is the product of (i) the Net Deferred Interest, if any, on the Group I Mortgage Loans for that Distribution Date and (ii) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group I Mortgage Loans as of the Due Date occurring in the month of that Distribution Date and (y) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period; and

(b) so long as payments are made under the Class A-2A Swap Agreement and the Class A-2A Swap Agreement has not been terminated, will equal the Pass-Through Rate for the Class I-A-2A Component; and

(vi) with respect to the Class III-A-2A Component,

(a) only if payments are not made under the Class A-2A Swap Agreement or the Class A-2A Swap Agreement has been terminated, the product of (x) the excess, if any, of (A) the related Net WAC Pass-Through Rate for that Distribution Date over (B) a fraction (expressed as a percentage) the numerator of which is the product of (i) the Net Deferred Interest, if any, on the Group III Mortgage Loans for that Distribution Date and (ii) 12, and the denominator of which is the aggregate Stated Principal Balance of the Group III Mortgage Loans as of the Due Date occurring in the month of that Distribution Date and (y) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Interest Accrual Period; and

(b) so long as payments are made under the Class A-2A Swap Agreement and the Class A-2A Swap Agreement has not been terminated, will equal the Pass-Through Rate for the Class III-A-2A Component.

The Floor Agreement and Floor Account

The Floor Agreement

The Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Subordinate Certificates and Components will have the benefit of an interest rate floor agreement. On or before the Closing Date, the trustee will enter into an interest rate floor agreement (the “Floor Agreement”) with The Bank of New York (the “Floor Provider”). A separate trust created under the pooling and servicing agreement (the “Supplemental Interest Trust”) will hold the Floor Agreement documented by a Confirmation between the Trustee, on behalf of the Supplemental Interest Trust, and the Floor Provider. The Floor Agreement and any payments made by the Floor Provider thereunder will be assets of the Supplemental Interest Trust but will not be assets of any REMIC.

The significance percentage in respect of the Floor Agreement, as calculated in accordance with Item 1115 of Regulation AB, is less than 10%.  If the Floor Provider is requested to provide financial information (“Required Floor Information”) pursuant to Item 1115 of Regulation AB (a “Floor Disclosure Event”), the Floor Provider will be required to (1) provide the Required Floor Information within the time period required by the related Floor Agreement, (2) obtain a substitute Floor Provider acceptable to the rating agencies that will assume the obligations of the Floor Provider under the Floor Agreement, and which entity is able to comply with the requirements of Item 1115 of Regulation AB within the time period required by the Floor Agreement or (3) obtain a guaranty of the Floor Provider’s obligations under the Floor Agreement from an affiliate of the Floor Provider that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, all as provided in the Floor Agreement.

Pursuant to the Floor Agreement, on the second business day prior to each Distribution Date, the Floor Provider will be obligated to pay to the Supplemental Interest Trust for the benefit of the holders of the Offered Certificates (the “Floor Provider Payment”), an amount (the “Floor Payment”) equal to the product of (i) the excess, if any, of (x) the Floor Strike Rate (as set forth on Annex II to this prospectus supplement) over (y) the greater of (a) one-month LIBOR (as determined pursuant to the floor agreement) and (b) the Floor Ceiling Rate (as set forth on Annex II to this prospectus supplement), (ii) the Floor Notional Amount (as set forth on Annex II to this prospectus supplement) and (iii) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360.  Payments received by the Supplemental Interest Trust pursuant to the Floor Agreement will be deposited by the securities administrator in a reserve fund (the “Floor Account”) and will be available for distributions to the Offered Certificates as set forth below.

The Floor Agreement will terminate immediately following the Distribution Date in July 2008.

If the Floor Provider’s credit rating falls below certain short-term credit rating and/or long-term credit rating thresholds as specified in the Floor Agreement, the Floor Provider will be required, subject to the rating agency condition (as defined in the Floor Agreement) to (1) post collateral securing its obligations under the Floor Agreement, (2) obtain a substitute floor provider acceptable to the rating agencies that will assume the obligations of the Floor Provider under the Floor Agreement, (3) obtain a guaranty or contingent agreement of the Floor Provider’s obligations under the Floor Agreement from another person acceptable to the rating agencies or (4) establish any other arrangement sufficient to restore the credit rating of the Offered Certificates, all to the extent and as provided in the Floor Agreement (such provisions, the “Floor Downgrade Provisions”).  If the Floor Provider’s credit rating falls below certain other short-term credit rating and/or long-term credit rating thresholds as specified in the Floor Agreement, the Floor Provider will be required, subject to the rating agency condition (as defined in the Floor Agreement) to (1) obtain a substitute floor provider acceptable to the rating agencies that will assume the obligations of the Floor Provider under the Floor Agreement or (2) obtain a guaranty or contingent agreement of the Floor Provider’s obligations under the Floor Agreement from another person acceptable to the rating agencies, all to the extent and as provided in the Floor Downgrade Provisions and the Floor Agreement.  In either case, the Floor Provider will deliver collateral acceptable to Moody’s, Fitch and S&P until the Floor Provider has made such transfer or obtained a guaranty as set forth in (1) and (2) in the preceding sentence.

Distributions from the Floor Account

On each Distribution Date, to the extent required, following (i) distributions of Aggregate Interest Funds, (ii) distributions of Aggregate Principal Funds and (iii) the distribution of the Net Monthly Excess Cashflow and withdrawals from the Reserve Fund, as described in “–Distribution of Net Monthly Excess Cashflow” in this prospectus supplement, the securities administrator will withdraw any amounts in the Floor Account and distribute such amounts in the following order of priority:

first, concurrently, to each class of Group I Senior, Group II Senior and Group III Senior Certificates, and each Component, up to the related Senior Interest Distribution Amount remaining unpaid after the distributions of the Aggregate Interest Funds, pro rata based on such respective remaining Senior Interest Distribution Amounts;

second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Interest Distribution Amount and Interest Carry Forward Amount, to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

third, concurrently, (a) to the Group I Senior Certificates and Group I Components, (b) to the Group II Senior Certificates and (c) to the Group III Senior Certificates and Group III Components, pro rata (based, with respect to clause (a), (b) and (c), on the aggregate Allocated Realized Loss Amount with respect to such classes of Certificates and Components), as follows:

(a)

concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on the Allocated Realized Loss Amount for each such class of certificates or Components, up to the Allocated Realized Loss Amount related to each such class of certificates or Component for that Distribution Date remaining undistributed after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above; provided, that any amounts otherwise distributable to the Class I-A-3 Component will be distributed first, concurrently, to the Class I-A-1A and Class I-A-1B Certificates, pro rata based on the Allocated Realized Loss Amount for each such class of certificates, and second, concurrently, to the Class I-A-2A and Class I-A-2B Components, pro rata based on the Allocated Realized Loss Amount for each such Component; and provided, further, that any amounts otherwise distributable to the Class I-A-2A and Class I-A-2B Components will be distributed, first, to the Class I-A-1A and Class I-A-1B Certificates, pro rata based on the Allocated Realized Loss Amount for each such class of certificates;

(b)

sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, up to the Allocated Realized Loss Amount related to each such class of certificates for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above; and

(c)

concurrently, to the Class III-A-1 Certificates, and the Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on the Allocated Realized Loss Amount for each such class of certificates or Components, up to the Allocated Realized Loss Amount related to each such class of certificates or Component for that Distribution Date remaining undistributed after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above; provided, that any amounts otherwise distributable to the Class III-A-3 Component will be distributed first, to the Class III-A-1 Certificates, and second, concurrently, to the Class III-A-2A and Class III-A-2B Components, pro rata based on the Allocated Realized Loss Amount for each such Component; and provided, further, that any amounts otherwise distributable to the Class III-A-2A and Class III-A-2B Components will be distributed, first, to the Class III-A-1 Certificates.

fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, in each case up to the related Allocated Realized Loss Amount remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

fifth, to the holders of the class or classes of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components then entitled to receive distributions in respect of principal, up to an amount necessary to restore or maintain the Required Overcollateralization Amount as part of the Principal Distribution Amount for that Distribution Date in accordance with the priorities set forth under “—Principal Distributions” below, after taking into account all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

sixth, concurrently, to each class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Components, up to the related Net WAC Rate Carryover Amount, to the extent remaining unpaid, pro rata based on such respective Net WAC Rate Carryover Amounts remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

seventh, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above,  up to the related Net WAC Rate Carryover Amount; and

eighth, any amounts remaining to the Class CE-1 Certificates.

The Floor Provider

The Bank of New York is the Floor Provider.  Founded in 1784, The Bank of New York is a banking organization organized in the State of New York and headquartered in New York, NY, and is the principal subsidiary of The Bank of New York Company, Inc.  The Bank of New York Company, Inc. provides a complete range of banking and other financial services to corporations and individuals worldwide through its core competencies: securities servicing, treasury management, investment management, and individual & regional banking services.  The Bank of New York Company, Inc’s extensive global client base includes a broad range of leading financial institutions, corporations, government entities, endowments and foundations.

As of the date of this prospectus supplement, the long-term senior unsecured debt of The Bank of New York is rated “Aaa” by Moody's and “AA-” by S&P.

Said ratings are based on information obtained by the applicable rating agency from The Bank of New York and other sources, and may be changed, suspended or withdrawn as a result of changes in or unavailability of such information by the rating agency issuing said rating.  Said ratings are opinions and information of the applicable rating agency.  No assurance is given that any of the ratings described above will remain in effect for any given period of time or that such ratings will not be lowered or withdrawn.

The Certificate Swap Agreement and the Certificate Swap Account

The Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Subordinate Certificates and Components will have the benefit of an interest rate swap agreement (the “Certificate Swap Agreement”).  On or prior to the Closing Date, the trustee will enter into the Certificate Swap Agreement with Deutsche Bank AG New York Branch (the “Certificate Swap Provider”).  The Supplemental Interest Trust will hold the Certificate Swap Agreement between the trustee, on behalf of the Supplemental Interest Trust, and the Certificate Swap Provider.  The Certificate Swap Agreement and any payments made by the Certificate Swap Provider thereunder will be assets of the Supplemental Interest Trust and will not be assets of any REMIC.

The aggregate significance percentage in respect of the Certificate Swap Agreement, the Class I-A-1B Swap Agreement and the Class A-2A Swap Agreement, as calculated in accordance with Item 1115 of Regulation AB, is less than 10%.  If the Certificate Swap Provider is requested to provide financial information (“Required Swap Information”) pursuant to Item 1115 of Regulation AB (a “Swap Disclosure Event”), the Certificate Swap Provider will be required to (1) provide the Required Swap Information within the time period required by the Certificate Swap Agreement, (2) obtain a substitute Certificate Swap Provider acceptable to the rating agencies that will assume the obligations of the Certificate Swap Provider under the Certificate Swap Agreement, and which entity is able to comply with the requirements of Item 1115 of Regulation AB within the time period required by the Certificate Swap Agreement or (3) obtain a guaranty of the Certificate Swap Provider’s obligations under the Certificate Swap Agreement from an affiliate of the Certificate Swap Provider that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, all as provided in the Certificate Swap Agreement.

Pursuant to the Certificate Swap Agreement, on each Distribution Date, commencing in July 2007 and terminating immediately following the Distribution Date in June 2012, (i) the securities administrator (on behalf of the Supplemental Interest Trust and from funds available in the Certificate Swap Account) will be obligated to pay to the Certificate Swap Provider an amount equal to the product of (a) 5.475% per annum, (b) the product of (x) the notional amount set forth in the Certificate Swap Agreement (and shown on Annex III to this prospectus supplement) and (y) 250  and (c) a fraction, the numerator of which is 30 (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date calculated on a 30/360 basis) and the denominator of which is 360 (the “Securities Administrator Certificate Swap Payment”).  The amount payable by the Certificate Swap Provider to the Supplemental Interest Trust for the benefit of the certificateholders will be a floating amount equal to the product of (x) one-month LIBOR (as calculated pursuant to the Certificate Swap Agreement), (y) the product of (x) the notional amount set forth in the Certificate Swap Agreement (and shown on Annex III to this prospectus supplement) and (y) 250 and (z) a fraction, the numerator of which is the actual number of days elapsed from the previous Distribution Date to but excluding the current Distribution Date (or, for the first Distribution Date, the actual number of days elapsed from the Closing Date to but excluding the first Distribution Date), and the denominator of which is 360 (the “Certificate Swap Provider Payment”).

On the first business day prior to each Distribution Date, to the extent that the Securities Administrator Certificate Swap Payment exceeds the Certificate Swap Provider Payment (a “Net Securities Administrator Certificate Swap Payment”), the securities administrator will be required to deposit the Net Securities Administrator Certificate Swap Payment into the Certificate Swap Account and remit such Net Securities Administrator Certificate Swap Payment to the Certificate Swap Provider.  On the first business day prior to each Distribution Date, to the extent that the Certificate Swap Provider Payment exceeds the Securities Administrator Certificate Swap Payment (a “Net Certificate Swap Provider Payment”), the Certificate Swap Provider will be required to deposit into the Certificate Swap Account the Net Certificate Swap Provider Payment for distribution to the Certificates and Components in accordance with the priority of payments described below.

The Certificate Swap Agreement will terminate immediately following the Distribution Date in June 2012, unless terminated earlier upon the occurrence of a Swap Default, an Early Termination Event or an Additional Termination Event (each as defined below).

The respective obligations of the Certificate Swap Provider and the Supplemental Interest Trust to pay specified amounts due under the Certificate Swap Agreement will be subject to the following conditions precedent: (1) no Event of Default or event that with the giving of notice or lapse of time or both would become an Event of Default shall have occurred and be continuing under the Certificate Swap Agreement and (2) no “Early Termination Date” (as defined in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) which terms are incorporated by reference in the Confirmation document of the Certificate Swap Agreement) has occurred or been effectively designated with respect to the Certificate Swap Agreement.

“Events of Default” include the following standard events of default under the ISDA Master Agreement:

•

“Failure to Pay or Deliver” (as amended in the Certificate Swap Agreement),

•

“Bankruptcy” (as amended in the Certificate Swap Agreement) and

•

“Merger without Assumption” (only with respect to the Certificate Swap Provider),

as described in Sections 5(a)(i), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement.

“Termination Events” consist of the following standard events under the ISDA Master Agreement:

•

“Illegality” (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Certificate Swap Agreement),

•

“Tax Event” (which generally relates to either party to the Certificate Swap Agreement receiving a payment under the Certificate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes) and

•

“Tax Event Upon Merger” (which generally relates to the Certificate Swap Provider’s receiving a payment under the Certificate Swap Agreement from which an amount has been deducted or withheld for or on account of taxes resulting from a merger), as described in Sections 5(b)(i), 5(b)(ii) and 5(b)(iii) of the ISDA Master Agreement. In addition, there are “Additional Termination Events” (as defined in the Certificate Swap Agreement), including if the trust or the Supplemental Interest Trust should terminate or if, pursuant to the terms of the Pooling and Servicing Agreement, the master servicer exercises the option to purchase the Mortgage Loans. With respect to the Certificate Swap Provider, an Additional Termination Event will occur if the Certificate Swap Provider fails to comply with the Downgrade Provisions (as defined below).

Upon the occurrence of any Event of Default under the Certificate Swap Agreement, the non-defaulting party will have the right to designate an Early Termination Date.  With respect to Termination Events (including Additional Termination Events), an Early Termination Date may be designated by one of the parties (as specified in the Certificate Swap Agreement) and will occur only after notice has been given of the Termination Event, all as set forth in the Certificate Swap Agreement.  The occurrence of an Early Termination Date under the Certificate Swap Agreement will constitute an “Early Termination”.

Upon any Early Termination, the Supplemental Interest Trust or the Certificate Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which of the parties has caused the termination). The Swap Termination Payment will be based on the value of the Certificate Swap Agreement computed in accordance with the procedures set forth in the Certificate Swap Agreement taking into account the present value of the unpaid amounts that would have been owed to and by the Supplemental Interest Trust and the Certificate Swap Provider under the remaining scheduled term of the Certificate Swap Agreement.  In the event that the securities administrator is required to make a Swap Termination Payment, that payment will be paid from the Supplemental Interest Trust on the related Distribution Date and on any subsequent Distribution Dates until paid in full, generally prior to distributions to certificateholders, in accordance with the priorities set forth in this prospectus supplement.

Upon an Early Termination of the Certificate Swap Agreement, the securities administrator on behalf of the Supplemental Interest Trust, at the direction of the depositor, will seek a replacement Certificate Swap Provider to enter into a replacement Certificate Swap Agreement or similar agreement.  To the extent the securities administrator receives a Swap Termination Payment from the Certificate Swap Provider, all or such portion of such Swap Termination Payment will be applied as may be required to the payment of amounts due to a replacement Certificate Swap Provider under a replacement Certificate Swap Agreement or similar agreement. Furthermore, to the extent the Supplemental Interest Trust is required to pay a Swap Termination Payment to the Certificate Swap Provider, all or a portion of such amount received from a replacement swap provider upon entering into a replacement Certificate Swap Agreement or similar agreement will be applied to the Swap Termination Payment amount owing to the Certificate Swap Provider.

A Swap Termination Payment that is triggered upon: (i) an Event of Default under the Certificate Swap Agreement with respect to which the Certificate Swap Provider is a Defaulting Party (as defined in the Certificate Swap Agreement), (ii) a Termination Event under the Certificate Swap Agreement with respect to which the Certificate Swap Provider is the sole Affected Party (as defined in the Certificate Swap Agreement) or (iii) an Additional Termination Event under the Certificate Swap Agreement with respect to which the Certificate Swap Provider is the sole Affected Party, will be a “Swap Provider Trigger Event”.

If the Certificate Swap Provider’s credit rating is withdrawn or falls below certain short-term credit rating and/or long-term credit rating thresholds as specified in the Certificate Swap Agreement, the Certificate Swap Provider will be required, subject to the rating agency condition (as defined in the Certificate Swap Agreement) to (1) post collateral securing its obligations under the Certificate Swap Agreement, (2) obtain a substitute certificate swap provider acceptable to the rating agencies that will assume the obligations of the Certificate Swap Provider under the Certificate Swap Agreement, (3) obtain a guaranty or contingent agreement of the Certificate Swap Provider’s obligations under the Certificate Swap Agreement from another person acceptable to the rating agencies or (4) establish any other arrangement sufficient to restore the credit rating of the Offered Certificates, all as provided in the Certificate Swap Agreement (such provisions, the “Certificate Swap Downgrade Provisions”).  If the Certificate Swap Provider’s credit rating is withdrawn or falls below certain other short-term credit rating and/or long-term credit rating thresholds as specified in the Certificate Swap Agreement, the Certificate Swap Provider will be required, subject to the rating agency condition (as defined in the Certificate Swap Agreement) to (1) obtain a substitute certificate swap provider acceptable to the rating agencies that will assume the obligations of the Certificate Swap Provider under the Certificate Swap Agreement or (2) obtain a guaranty or contingent agreement of the Certificate Swap Provider’s obligations under the Certificate Swap Agreement from another person acceptable to the rating agencies, all as provided in the Swap Downgrade Provisions.  In either case, the Certificate Swap Provider will deliver collateral acceptable to Moody’s, Fitch and S&P until the Certificate Swap Provider has made such transfer or obtained a guaranty as set forth in (1) and (2) in the preceding sentence.

On each Distribution Date following (i) distributions of Aggregate Interest Funds, (ii) distributions of Aggregate Principal Funds, (iii) the distribution of the Net Monthly Excess Cashflow and withdrawals from the Reserve Fund and (iv) withdrawals from the Floor Account, as described in “–Distribution of Net Monthly Excess Cashflow” and “—The Floor Agreement and Floor Account”  in this prospectus supplement, the securities administrator will withdraw any amounts in the Certificate Swap Account to the extent required and distribute such amounts in the following order of priority:

(i)

first, to the Certificate Swap Provider, up to an amount equal to any Net Securities Administrator Certificate Swap Payment owed to the Certificate Swap Provider pursuant to the Certificate Swap Agreement for such Distribution Date to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(ii)

second, to the Certificate Swap Provider, up to an amount equal to any Swap Termination Payment owed to the Certificate Swap Provider not due to a Swap Provider Trigger Event pursuant to the Certificate Swap Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(iii)

third, concurrently, to each class of Group I Senior, Group II Senior and Group III Senior Certificates, and each Component, up to the related Senior Interest Distribution Amount remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above, pro rata based on such respective remaining Senior Interest Distribution Amounts;

(iv)

fourth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, up to the related Interest Distribution Amount and Interest Carry Forward Amount, to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(v)

fifth, concurrently, (a) to the Group I Senior Certificates and Group I Components, (b) to the Group II Senior Certificates and (c) to the Group III Senior Certificates and Group III Components, pro rata (based, with respect to clause (a), (b) and (c), on the aggregate Allocated Realized Loss Amount with respect to such classes of certificates and Components), as follows:

(a)

concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on the Allocated Realized Loss Amount for each such class of certificates or Components, up to the Allocated Realized Loss Amount related to each such class of certificates or Component for that Distribution Date remaining undistributed after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above; provided, that any amounts otherwise distributable to the Class I-A-3 Component will be distributed first, concurrently, to the Class I-A-1A and Class I-A-1B Certificates, pro rata based on the Allocated Realized Loss Amount for each such class of certificates, and second, concurrently, to the Class I-A-2A and Class I-A-2B Components, pro rata based on the Allocated Realized Loss Amount for each such Component; and provided, further, that any amounts otherwise distributable to the Class I-A-2A and Class I-A-2B Components will be distributed, first, to the Class I-A-1A and Class I-A-1B Certificates, pro rata based on the Allocated Realized Loss Amount for each such class of certificates.

(b)

sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, up to the Allocated Realized Loss Amount related to each such class of certificates for such Distribution Date remaining undistributed after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(c)

concurrently, to the Class III-A-1 Certificates, and the Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on the Allocated Realized Loss Amount for each such class of certificates or Components, up to the Allocated Realized Loss Amount related to each such class of certificates or Component for that Distribution Date remaining undistributed after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above; provided, that any amounts otherwise distributable to the Class III-A-3 Component will be distributed first, to the Class III-A-1 Certificates, and second, concurrently, to the Class III-A-2A and Class III-A-2B Components, pro rata based on the Allocated Realized Loss Amount for each such Component; and provided, further, that any amounts otherwise distributable to the Class III-A-2A and Class III-A-2B Components will be distributed, first, to the Class III-A-1 Certificates.

(vi)

sixth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, in each case up to the related Allocated Realized Loss Amount remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(vii)

seventh, to the holders of the class or classes of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components then entitled to receive distributions in respect of principal, up to an amount necessary to restore or maintain the Required Overcollateralization Amount as part of the Principal Distribution Amount for that Distribution Date in accordance with the priorities set forth under “—Principal Distributions” below, after taking into account all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(viii)

eighth, concurrently, to each class of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Components, up to the related Net WAC Rate Carryover Amount, to the extent remaining unpaid, pro rata based on such respective Net WAC Rate Carryover Amounts remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(ix)

ninth, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above, up to the related Net WAC Rate Carryover Amount;

(x)

tenth, to the Certificate Swap Provider, up to an amount equal to any Swap Termination Payment owed to the Certificate Swap Provider due to a Swap Provider Trigger Event pursuant to the Certificate Swap Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above; and

(xi)

eleventh, any amounts remaining to the Class CE-1 Certificates.

In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor to the Certificate Swap Provider cannot be obtained or there is a delay in obtaining such successor, then such Swap Termination Payment will be deposited into a reserve account and the securities administrator, on each subsequent Distribution Date (until the termination date of the original Certificate Swap Agreement or the appointment of a successor to the Certificate Swap Provider), will withdraw the amount of any Net Certificate Swap Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Certificate Swap Agreement) and distribute such Net Securities Administrator Certificate Swap Payment in accordance with the terms of the Pooling and Servicing Agreement.

The Certificate Swap Agreement will be governed by and construed in accordance with the laws of the State of New York. The obligations of the Certificate Swap Provider are limited to those specifically set forth in the Certificate Swap Agreement.

The Class I-A-1B Swap Agreement and the Class I-A-1B Swap Account

In addition to the Certificate Swap Agreement, the Class I-A-1B Certificates will have the benefit of a second interest rate swap agreement (the “Class I-A-1B Swap Agreement”).  On or prior to the Closing Date, the trustee will enter into the Class I-A-1B Swap Agreement with Deutsche Bank AG New York Branch (the “Class I-A-1B Swap Provider”).  The Class I-A-1B Swap Agreement and any payments made by the Class I-A-1B Swap Provider will be assets of the Supplemental Interest Trust and will not be assets of any REMIC.

The aggregate significance percentage in respect of the Certificate Swap Agreement and the Class I-A-1B Swap Agreement, as calculated in accordance with Item 1115 of Regulation AB, is less than 10%.  If the Class I-A-1B Swap Provider is requested to provide financial information (“Required Class I-A-1B Swap Information”) pursuant to Item 1115 of Regulation AB (a “Class I-A-1B Swap Disclosure Event”), the Class I-A-1B Swap Provider will be required to (1) provide the Required Class I-A-1B Swap Information within the time period required by the Class I-A-1B Swap Agreement, (2) obtain a substitute Class I-A-1B Swap Provider acceptable to the rating agencies that will assume the obligations of the Class I-A-1B Swap Provider under the Class I-A-1B Swap Agreement, which entity is able to comply with the requirements of Item 1115 of Regulation AB within the time period required by the Class I-A-1B Swap Agreement or (3) obtain a guaranty of the Class I-A-1B Swap Provider’s obligations under the Class I-A-1B Swap Agreement from an affiliate of the Class I-A-1B Swap Provider that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, all as provided in the Class I-A-1B Swap Agreement.

On each Distribution Date commencing in July 2007 and terminating on the earlier of (a) the Distribution Date on which the Certificate Principal Balance of the Class I-A-1B Certificates has been reduced to zero or (b) the Distribution Date in August 2047, the “Securities Administrator Class I-A-1B Swap Payment” will be equal to the product of:

(a)

a per annum rate (the “Class I-A-1B Swap Fee Rate”) equal to the lesser of (1) the sum of (A) One-Month LIBOR plus 0.13%, for any Distribution Date on or prior to the first possible Optional Termination Date, or One-Month LIBOR plus 0.26% for any Distribution Date after the first possible Optional Termination Date and (B) a per annum rate not to exceed 0.06% for any Distribution Date on or prior to the first possible Optional Termination Date, or 0.12% for any Distribution Date after the first possible Optional Termination Date; and (2) the related Net WAC Pass-Through Rate for the Class I-A-1B Certificates for the related Interest Accrual Period,

(b)

a notional amount equal to the Certificate Principal Balance of the Class I-A-1B Certificates immediately prior to the related Distribution Date, and

(c)

the actual number of days in the related Interest Accrual Period divided by 360.

On each such Distribution Date, the “Class I-A-1B Swap Provider Payment” will be equal to the product of:

(a)

One-Month LIBOR plus 0.13% for any Distribution Date on or prior to the first possible Optional Termination Date, or One-Month LIBOR plus 0.26% for any Distribution Date after the first possible Optional Termination Date,

(b)

a notional amount equal to the Certificate Principal Balance of the Class I-A-1B Certificates immediately prior to the related Distribution Date, and

(c)

the actual number of days in the related interest accrual period divided by 360.

On each such Distribution Date, to the extent that the Securities Administrator Class I-A-1B Swap Payment exceeds the Class I-A-1B Swap Provider Payment (a “Net Securities Administrator Class I-A-1B Swap Payment”), the securities administrator will be required to deposit the Adjusted Net Securities Administrator Class I-A-1B Swap Payment into the Class I-A-1B Swap Account and remit such Adjusted Net Securities Administrator Class I-A-1B Swap Payment to the Class I-A-1B Swap Provider.  To the extent that the Class I-A-1B Swap Provider Payment exceeds the Securities Administrator Class I-A-1B Swap Payment (a “Net Class I-A-1B Swap Provider Payment”), the Class I-A-1B Swap Provider will be required to deposit into the Swap Account the Net Class I-A-1B Swap Provider Payment for distribution to the Class I-A-1B Certificates in accordance with the priority of payments described below.

For each such Distribution Date (other than the earlier of (a) the Distribution Date on which the Certificate Principal Balance of the Class I-A-1B Certificates has been reduced to zero or (b) the Distribution Date in August 2047), the “Adjusted Net Securities Administrator Class I-A-1B Swap Payment” will be equal to the excess, if any, of (A) the sum of (x) the Net Securities Administrator Class I-A-1B Swap Payment plus (y) the Unpaid Deferred Adjusted Net Class I-A-1B Swap Amount for such Distribution Date over (B) any Deferred Adjusted Net Class I-A-1B Swap Amount for the current Distribution Date.  For the earlier of (a) the Distribution Date on which the Certificate Principal Balance of the Class I-A-1B Certificates has been reduced to zero or (b) the Distribution Date in August 2047, the “Adjusted Net Securities Administrator Class I-A-1B Swap Payment” will be equal to the sum of (x) the Net Securities Administrator Class I-A-1B Swap Payment plus (y) the Unpaid Deferred Adjusted Net Class I-A-1B Swap Amount for such Distribution Date.

The “Deferred Adjusted Net Class I-A-1B Swap Amount” for any Distribution Date will be equal to the lesser of (a) the excess of (x) the sum of (i) the Net Securities Administrator Class I-A-1B Swap Payment plus (ii) the Unpaid Deferred Adjusted Net Class I-A-1B Swap Amount for such Distribution Date over (y) Available Funds for that Distribution Date and (b) the Net Deferred Interest for that Distribution Date.

The “Unpaid Deferred Adjusted Net Class I-A-1B Swap Amount” for any Distribution Date will be equal to the aggregate Deferred Adjusted Net Class I-A-1B Swap Amount from prior Distribution Dates plus interest accrued during the related Accrual Period on such Deferred Adjusted Net Class I-A-1B Swap Amount at the Class I-A-1B Swap Fee Rate.

The Class I-A-1B Swap Agreement will terminate immediately following the earlier of (a) the Distribution Date on which the Certificate Principal Balance of the Class I-A-1B Certificates has been reduced to zero or (b) the Distribution Date in August 2047, unless terminated earlier upon the occurrence of a Swap Default, an Early Termination Event or an Additional Termination Event (each as defined below).

The respective obligations of the Class I-A-1B Swap Provider and the Supplemental Interest Trust to pay specified amounts due under the Class I-A-1B Swap Agreement will be subject to the following conditions precedent: (1) no Event of Default or event that with the giving of notice or lapse of time or both would become an Event of Default shall have occurred and be continuing under the Class I-A-1B Swap Agreement and (2) no “Early Termination Date” (as defined in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) which terms are incorporated by reference in the Confirmation document of the Class I-A-1B Swap Agreement) has occurred or been effectively designated with respect to the Class I-A-1B Swap Agreement.

“Events of Default” include the following standard events of default under the ISDA Master Agreement:

•

“Failure to Pay or Deliver” (as amended in the Class I-A-1B Swap Agreement),

•

“Bankruptcy” (as amended in the Class I-A-1B Swap Agreement) and

•

“Merger without Assumption” (only with respect to the Class I-A-1B Swap Provider),

as described in Sections 5(a)(i), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement.

“Termination Events” consist of the following standard events under the ISDA Master Agreement:

•

“Illegality” (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Class I-A-1B Swap Agreement),

•

“Tax Event” (which generally relates to either party to the Class I-A-1B Swap Agreement receiving a payment under the Class I-A-1B Swap Agreement from which an amount has been deducted or withheld for or on account of taxes) and

•

“Tax Event Upon Merger” (which generally relates to the Class I-A-1B Swap Provider’s receiving a payment under the Class I-A-1B Swap Agreement from which an amount has been deducted or withheld for or on account of taxes resulting from a merger), as described in Sections 5(b)(i), 5(b)(ii) and 5(b)(iii) of the ISDA Master Agreement. In addition, there are “Additional Termination Events” (as defined in the Class I-A-1B Swap Agreement), including if the trust or the Supplemental Interest Trust should terminate or if, pursuant to the terms of the Pooling and Servicing Agreement, the master servicer exercises the option to purchase the Mortgage Loans. With respect to the Class I-A-1B Swap Provider, an Additional Termination Event will occur if the Class I-A-1B Swap Provider fails to comply with the Downgrade Provisions (as defined below).

Upon the occurrence of any Event of Default under Class I-A-1B Swap Agreement, the non-defaulting party will have the right to designate an Early Termination Date.  With respect to Termination Events (including Additional Termination Events), an Early Termination Date may be designated by one of the parties (as specified in the Class I-A-1B Swap Agreement) and will occur only after notice has been given of the Termination Event, all as set forth in the Class I-A-1B Swap Agreement.  The occurrence of an Early Termination Date under the Class I-A-1B Swap Agreement will constitute an “Early Termination”.

Upon any Early Termination, the Supplemental Interest Trust or the Class I-A-1B Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which of the parties has caused the termination). A Swap Termination Payment will be based on the value of the Class I-A-1B Swap Agreement computed in accordance with the procedures set forth in the Class I-A-1B Swap Agreement taking into account the present value of the unpaid amounts that would have been owed to and by the Supplemental Interest Trust and the Class I-A-1B Swap Provider under the remaining scheduled term of the Class I-A-1B Swap Agreement.  In the event that the securities administrator is required to make a Swap Termination Payment, that payment will be paid from the Supplemental Interest Trust on the related Distribution Date and on any subsequent Distribution Dates until paid in full, generally prior to distributions to certificateholders, in accordance with the priorities set forth in this prospectus supplement.

Upon an Early Termination of the Class I-A-1B Swap Agreement, the trustee on behalf of the Supplemental Interest Trust, at the direction of the depositor, will seek a replacement Class I-A-1B Swap Provider to enter into a replacement Class I-A-1B Swap Agreement or similar agreement.  To the extent the securities administrator receives a Swap Termination Payment from the Class I-A-1B Swap Provider, all or such portion of such Swap Termination Payment will be applied as may be required to the payment of amounts due to a replacement Class I-A-1B Swap Provider under a replacement Class I-A-1B Swap Agreement or similar agreement. Furthermore, to the extent the Supplemental Interest Trust is required to pay a Swap Termination Payment to the Class I-A-1B Swap Provider, all or a portion of such amount received from a replacement swap provider upon entering into a replacement Class I-A-1B Swap Agreement or similar agreement will be applied to the Swap Termination Payment amount owing to the Class I-A-1B Swap Provider.

A Swap Termination Payment that is triggered upon: (i) an Event of Default under the Class I-A-1B Swap Agreement with respect to which the Class I-A-1B Swap Provider is a Defaulting Party (as defined in the Class I-A-1B Swap Agreement), (ii) a Termination Event under the Class I-A-1B Swap Agreement with respect to which the Class I-A-1B Swap Provider is the sole Affected Party (as defined in the Class I-A-1B Swap Agreement) or (iii) an Additional Termination Event under the Class I-A-1B Swap Agreement with respect to which the Class I-A-1B Swap Provider is the sole Affected Party, will be a “Swap Provider Trigger Event”.

If the Class I-A-1B Swap Provider’s credit rating is withdrawn or falls below certain short-term credit rating and/or long-term credit rating thresholds as specified in the Class I-A-1B Swap Agreement, the Class I-A-1B Swap Provider will be required, subject to the rating agency condition (as defined in the Class I-A-1B Swap Agreement) to (1) post collateral securing its obligations under the Class I-A-1B Swap Agreement, (2) obtain a substitute swap provider acceptable to the rating agencies that will assume the obligations of the Class I-A-1B Swap Provider under the Class I-A-1B Swap Agreement, (3) obtain a guaranty or contingent agreement of the Class I-A-1B Swap Provider’s obligations under the Class I-A-1B Swap Agreement from another person acceptable to the rating agencies or (4) establish any other arrangement sufficient to restore the credit rating of the Class I-A-1B Certificates, all as provided in the Class I-A-1B Swap Agreement (such provisions, the “Class I-A-1B Swap Downgrade Provisions”).  If the Class I-A-1B Swap Provider’s credit rating is withdrawn or falls below certain other short-term credit rating and/or long-term credit rating thresholds as specified in the Class I-A-1B Swap Agreement, the Class I-A-1B Swap Provider will be required, subject to the rating agency condition (as defined in the Class I-A-1B Swap Agreement) to (1) obtain a substitute Class I-A-1B swap provider acceptable to the rating agencies that will assume the obligations of the Class I-A-1B Swap Provider under the Class I-A-1B Swap Agreement or (2) obtain a guaranty or contingent agreement of the Class I-A-1B Swap Provider’s obligations under the Class I-A-1B Swap Agreement from another person acceptable to the rating agencies, all as provided in the Swap Downgrade Provisions.  In either case, the Class I-A-1B Swap Provider will deliver collateral acceptable to Moody’s, Fitch and S&P until the Class I-A-1B Swap Provider has made such transfer or obtained a guaranty as set forth in (1) and (2) in the preceding sentence.

On each Distribution Date following (i) distributions of Aggregate Interest Funds, (ii) distributions of Aggregate Principal Funds, (iii) the distribution of the Net Monthly Excess Cashflow and withdrawals from the Reserve Fund and (iv) withdrawals from the Floor Account and Certificate Swap Account, as described in “–Distribution of Net Monthly Excess Cashflow”, “–The Floor Agreement and Floor Account” and “—The Certificate Swap Agreement and Certificate Swap Account”  in this prospectus supplement, the securities administrator will withdraw any amounts in the Class I-A-1B Swap Account to the extent required and distribute such amounts in the following order of priority:

(i)

first, to the Class I-A-1B Swap Provider, up to an amount equal to any Adjusted Net Securities Administrator Class I-A-1B Swap Payment owed to the Class I-A-1B Swap Provider pursuant to the Class I-A-1B Swap Agreement for such Distribution Date to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(ii)

second, to the Class I-A-1B Swap Provider, up to an amount equal to any Swap Termination Payment owed to the Class I-A-1B Swap Provider not due to a Swap Provider Trigger Event to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(iii)

third, to the Class I-A-1B Certificates, up to the related Senior Interest Distribution Amount remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(iv)

fourth, to the Class I-A-1B Certificates, up to the related Net WAC Rate Carryover Amount, to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(v)

fifth, to the Class I-A-1B Swap Provider, up to an amount equal to any Swap Termination Payment owed to the Class I-A-1B Swap Provider due to a Swap Provider Trigger Event pursuant to the Class I-A-1B Swap Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above; and

(vi)

sixth, to the holders of the Class CE-1 Certificates, any remaining amount.

In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor to the Class I-A-1B Swap Provider cannot be obtained or there is a delay in obtaining such successor, then such Swap Termination Payment will be deposited into a reserve account and the securities administrator, on each subsequent Distribution Date (until the termination date of the original Class I-A-1B Swap Agreement or the appointment of a successor to the Class I-A-1B Swap Provider), will withdraw the amount of any Net Class I-A-1B Swap Provider Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Class I-A-1B Swap Agreement) and distribute such Net Class I-A-1B Swap Provider Payment in accordance with the terms of the Pooling and Servicing Agreement.

The Class I-A-1B Swap Agreement will be governed by and construed in accordance with the laws of the State of New York. The obligations of the Class I-A-1B Swap Provider are limited to those specifically set forth in the Class I-A-1B Swap Agreement.

The Class A-2A Swap Agreement and the Class A-2A Swap Account

In addition to the Certificate Swap Agreement, the Class A-2A Certificates will have the benefit of a second interest rate swap agreement (the “Class A-2A Swap Agreement”).  On or prior to the Closing Date, the trustee will enter into the Class A-2A Swap Agreement with Deutsche Bank AG New York Branch (the “Class A-2A Swap Provider”).  The Class A-2A Swap Agreement and any payments made by the Class A-2A Swap Provider will be assets of the Supplemental Interest Trust and will not be assets of any REMIC.

The aggregate significance percentage in respect of the Certificate Swap Agreement and the Class A-2A Swap Agreement, as calculated in accordance with Item 1115 of Regulation AB, is less than 10%.  If the Class A-2A Swap Provider is requested to provide financial information (“Required Class A-2A Swap Information”) pursuant to Item 1115 of Regulation AB (a “Class A-2A Swap Disclosure Event”), the Class A-2A Swap Provider will be required to (1) provide the Required Class A-2A Swap Information within the time period required by the Class A-2A Swap Agreement, (2) obtain a substitute Class A-2A Swap Provider acceptable to the rating agencies that will assume the obligations of the Class A-2A Swap Provider under the Class A-2A Swap Agreement, which entity is able to comply with the requirements of Item 1115 of Regulation AB within the time period required by the Class A-2A Swap Agreement or (3) obtain a guaranty of the Class A-2A Swap Provider’s obligations under the Class A-2A Swap Agreement from an affiliate of the Class A-2A Swap Provider that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, all as provided in the Class A-2A Swap Agreement.

On each Distribution Date commencing in July 2007 and terminating on the earlier of (a) the Distribution Date on which the Certificate Principal Balance of the Class A-2A Certificates has been reduced to zero or (b) the Distribution Date in August 2047, the “Securities Administrator Class A-2A Swap Payment” will be equal to the product of:

(a)

a per annum rate (the “Class A-2A Swap Fee Rate”) equal to the lesser of (1) the sum of (A) One-Month LIBOR plus 0.17%, for any Distribution Date on or prior to the first possible Optional Termination Date, or One-Month LIBOR plus 0.34% for any Distribution Date after the first possible Optional Termination Date and (B) a per annum rate not to exceed 0.06% for any Distribution Date on or prior to the first possible Optional Termination Date, or 0.12% for any Distribution Date after the first possible Optional Termination Date; and (2) the weighted average of (x) the related Net WAC Pass-Through Rate for the Class I-A-2A Component and (y) the related Net WAC Pass-Through Rate for the Class III-A-2A Component, weighted on the basis of their certificate principal balances, for the related accrual period,

(b)

a notional amount equal to the Certificate Principal Balance of the Class A-2A Certificates immediately prior to the related Distribution Date, and

(c)

the actual number of days in the related Interest Accrual Period divided by 360.

On each such Distribution Date, the “Class A-2A Swap Provider Payment” will be equal to the product of:

(a)

One-Month LIBOR plus 0.17% for any Distribution Date on or prior to the first possible Optional Termination Date, or One-Month LIBOR plus 0.34% for any Distribution Date after the first possible Optional Termination Date,

(b)

a notional amount equal to the Certificate Principal Balance of the Class A-2A Certificates immediately prior to the related Distribution Date, and

(c)

the actual number of days in the related interest accrual period divided by 360.

On each such Distribution Date, to the extent that the Securities Administrator Class A-2A Swap Payment exceeds the Class A-2A Swap Provider Payment (a “Net Securities Administrator Class A-2A Swap Payment”), the securities administrator will be required to deposit the Adjusted Net Securities Administrator Class A-2A Swap Payment into the Class A-2A Swap Account and remit such Adjusted Net Securities Administrator Class A-2A Swap Payment to the Class A-2A Swap Provider.  To the extent that the Class A-2A Swap Provider Payment exceeds the Securities Administrator Class A-2A Swap Payment (a “Net Class A-2A Swap Provider Payment”), the Class A-2A Swap Provider will be required to deposit into the Swap Account the Net Class A-2A Swap Provider Payment for distribution to the Class A-2A Certificates in accordance with the priority of payments described below.

For each such Distribution Date (other than the earlier of (a) the Distribution Date on which the Certificate Principal Balance of the Class A-2A Certificates has been reduced to zero or (b) the Distribution Date in August 2047), the “Adjusted Net Securities Administrator Class A-2A Swap Payment” will be equal to the excess, if any, of (A) the sum of (x) the Net Securities Administrator Class A-2A Swap Payment plus (y) the Unpaid Deferred Adjusted Net Class A-2A Swap Amount for such Distribution Date over (B) any Deferred Adjusted Net Class A-2A Swap Amount for the current Distribution Date.  For the earlier of (a) the Distribution Date on which the Certificate Principal Balance of the Class A-2A Certificates has been reduced to zero or (b) the Distribution Date in August 2047, the “Adjusted Net Securities Administrator Class A-2A Swap Payment” will be equal to the sum of (x) the Net Securities Administrator Class A-2A Swap Payment plus (y) the Unpaid Deferred Adjusted Net Class A-2A Swap Amount for such Distribution Date.

The “Deferred Adjusted Net Class A-2A Swap Amount” for any Distribution Date will be equal to the lesser of (a) the excess of (x) the sum of (i) the Net Securities Administrator Class A-2A Swap Payment plus (ii) the Unpaid Deferred Adjusted Net Class A-2A Swap Amount for such Distribution Date over (y) Available Funds for that Distribution Date and (b) the Net Deferred Interest for that Distribution Date.

The “Unpaid Deferred Adjusted Net Class A-2A Swap Amount” for any Distribution Date will be equal to the aggregate Deferred Adjusted Net Class A-2A Swap Amount from prior Distribution Dates plus interest accrued during the related Accrual Period on such Deferred Adjusted Net Class A-2A Swap Amount at the Class A-2A Swap Fee Rate.

The Class A-2A Swap Agreement will terminate immediately following the earlier of (a) the Distribution Date on which the Certificate Principal Balance of the Class A-2A Certificates has been reduced to zero or (b) the Distribution Date in August 2047, unless terminated earlier upon the occurrence of a Swap Default, an Early Termination Event or an Additional Termination Event (each as defined below).

The respective obligations of the Class A-2A Swap Provider and the Supplemental Interest Trust to pay specified amounts due under the Class A-2A Swap Agreement will be subject to the following conditions precedent: (1) no Event of Default or event that with the giving of notice or lapse of time or both would become an Event of Default shall have occurred and be continuing under the Class A-2A Swap Agreement and (2) no “Early Termination Date” (as defined in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) which terms are incorporated by reference in the Confirmation document of the Class A-2A Swap Agreement) has occurred or been effectively designated with respect to the Class A-2A Swap Agreement.

“Events of Default” include the following standard events of default under the ISDA Master Agreement:

•

“Failure to Pay or Deliver” (as amended in the Class A-2A Swap Agreement),

•

“Bankruptcy” (as amended in the Class A-2A Swap Agreement) and

•

“Merger without Assumption” (only with respect to the Class A-2A Swap Provider),

as described in Sections 5(a)(i), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement.

“Termination Events” consist of the following standard events under the ISDA Master Agreement:

•

“Illegality” (which generally relates to changes in law causing it to become unlawful for either party to perform its obligations under the Class A-2A Swap Agreement),

•

“Tax Event” (which generally relates to either party to the Class A-2A Swap Agreement receiving a payment under the Class A-2A Swap Agreement from which an amount has been deducted or withheld for or on account of taxes) and

•

“Tax Event Upon Merger” (which generally relates to the Class A-2A Swap Provider’s receiving a payment under the Class A-2A Swap Agreement from which an amount has been deducted or withheld for or on account of taxes resulting from a merger), as described in Sections 5(b)(i), 5(b)(ii) and 5(b)(iii) of the ISDA Master Agreement. In addition, there are “Additional Termination Events” (as defined in the Class A-2A Swap Agreement), including if the trust or the Supplemental Interest Trust should terminate or if, pursuant to the terms of the Pooling and Servicing Agreement, the master servicer exercises the option to purchase the Mortgage Loans. With respect to the Class A-2A Swap Provider, an Additional Termination Event will occur if the Class A-2A Swap Provider fails to comply with the Downgrade Provisions (as defined below).

Upon the occurrence of any Event of Default under Class A-2A Swap Agreement, the non-defaulting party will have the right to designate an Early Termination Date.  With respect to Termination Events (including Additional Termination Events), an Early Termination Date may be designated by one of the parties (as specified in the Class A-2A Swap Agreement) and will occur only after notice has been given of the Termination Event, all as set forth in the Class A-2A Swap Agreement.  The occurrence of an Early Termination Date under the Class A-2A Swap Agreement will constitute an “Early Termination”.

Upon any Early Termination, the Supplemental Interest Trust or the Class A-2A Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which of the parties has caused the termination). A Swap Termination Payment will be based on the value of the Class A-2A Swap Agreement computed in accordance with the procedures set forth in the Class A-2A Swap Agreement taking into account the present value of the unpaid amounts that would have been owed to and by the Supplemental Interest Trust and the Class A-2A Swap Provider under the remaining scheduled term of the Class A-2A Swap Agreement.  In the event that the securities administrator is required to make a Swap Termination Payment, that payment will be paid from the Supplemental Interest Trust on the related Distribution Date and on any subsequent Distribution Dates until paid in full, generally prior to distributions to certificateholders, in accordance with the priorities set forth in this prospectus supplement.

Upon an Early Termination of the Class A-2A Swap Agreement, the trustee on behalf of the Supplemental Interest Trust, at the direction of the depositor, will seek a replacement Class A-2A Swap Provider to enter into a replacement Class A-2A Swap Agreement or similar agreement.  To the extent the securities administrator receives a Swap Termination Payment from the Class A-2A Swap Provider, all or such portion of such Swap Termination Payment will be applied as may be required to the payment of amounts due to a replacement Class A-2A Swap Provider under a replacement Class A-2A Swap Agreement or similar agreement. Furthermore, to the extent the Supplemental Interest Trust is required to pay a Swap Termination Payment to the Class A-2A Swap Provider, all or a portion of such amount received from a replacement swap provider upon entering into a replacement Class A-2A Swap Agreement or similar agreement will be applied to the Swap Termination Payment amount owing to the Class A-2A Swap Provider.

A Swap Termination Payment that is triggered upon: (i) an Event of Default under the Class A-2A Swap Agreement with respect to which the Class A-2A Swap Provider is a Defaulting Party (as defined in the Class A-2A Swap Agreement), (ii) a Termination Event under the Class A-2A Swap Agreement with respect to which the Class A-2A Swap Provider is the sole Affected Party (as defined in the Class A-2A Swap Agreement) or (iii) an Additional Termination Event under the Class A-2A Swap Agreement with respect to which the Class A-2A Swap Provider is the sole Affected Party, will be a “Swap Provider Trigger Event”.

If the Class A-2A Swap Provider’s credit rating is withdrawn or falls below certain short-term credit rating and/or long-term credit rating thresholds as specified in the Class A-2A Swap Agreement, the Class A-2A Swap Provider will be required, subject to the rating agency condition (as defined in the Class A-2A Swap Agreement) to (1) post collateral securing its obligations under the Class A-2A Swap Agreement, (2) obtain a substitute swap provider acceptable to the rating agencies that will assume the obligations of the Class A-2A Swap Provider under the Class A-2A Swap Agreement, (3) obtain a guaranty or contingent agreement of the Class A-2A Swap Provider’s obligations under the Class A-2A Swap Agreement from another person acceptable to the rating agencies or (4) establish any other arrangement sufficient to restore the credit rating of the Class A-2A Certificates, all as provided in the Class A-2A Swap Agreement (such provisions, the “Class A-2A Swap Downgrade Provisions”).  If the Class A-2A Swap Provider’s credit rating is withdrawn or falls below certain other short-term credit rating and/or long-term credit rating thresholds as specified in the Class A-2A Swap Agreement, the Class A-2A Swap Provider will be required, subject to the rating agency condition (as defined in the Class A-2A Swap Agreement) to (1) obtain a substitute Class A-2A swap provider acceptable to the rating agencies that will assume the obligations of the Class A-2A Swap Provider under the Class A-2A Swap Agreement or (2) obtain a guaranty or contingent agreement of the Class A-2A Swap Provider’s obligations under the Class A-2A Swap Agreement from another person acceptable to the rating agencies, all as provided in the Swap Downgrade Provisions.  In either case, the Class A-2A Swap Provider will deliver collateral acceptable to Moody’s, Fitch and S&P until the Class A-2A Swap Provider has made such transfer or obtained a guaranty as set forth in (1) and (2) in the preceding sentence.

On each Distribution Date following (i) distributions of Interest Funds, (ii) distributions of Principal Funds, (iii) the distribution of the Net Monthly Excess Cashflow and withdrawals from the Reserve Fund and (iv) withdrawals from the Floor Account and Certificate Swap Account, as described in “–Distribution of Net Monthly Excess Cashflow”, “–The Floor Agreement and Floor Account” and “—The Certificate Swap Agreement and Certificate Swap Account”  in this prospectus supplement, the securities administrator will withdraw any amounts in the Class A-2A Swap Account to the extent required and distribute such amounts in the following order of priority:

(i)

first, to the Class A-2A Swap Provider, up to an amount equal to any Adjusted Net Securities Administrator Class A-2A Swap Payment owed to the Class A-2A Swap Provider pursuant to the Class A-2A Swap Agreement for such Distribution Date to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(ii)

second, to the Class A-2A Swap Provider, up to an amount equal to any Swap Termination Payment owed to the Class A-2A Swap Provider not due to a Swap Provider Trigger Event to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(iii)

third, concurrently, to the Class I-A-2A and Class III-A-2A Components, pro rata based on the Senior Interest Distribution Amount for each such Component remaining unpaid after all prior distributions on such Distribution Date up to the Senior Interest Distribution Amount for each such Component remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(iv)

fourth, to the Class I-A-2A and Class III-A-2A Components, pro rata based on the related Net WAC Rate Carryover Amount for each such Component, to the extent remaining unpaid after all prior distributions on such Distribution Date, up to the related Net WAC Rate Carryover Amount for each such Component, to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above;

(v)

fifth, to the Class A-2A Swap Provider, up to an amount equal to any Swap Termination Payment owed to the Class A-2A Swap Provider due to a Swap Provider Trigger Event pursuant to the Class A-2A Swap Agreement to the extent remaining unpaid after all prior distributions on such Distribution Date, as described in the first sentence of this paragraph above; and

(vi)

sixth, to the holders of the Class CE-1 Certificates, any remaining amount.

In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor to the Class A-2A Swap Provider cannot be obtained or there is a delay in obtaining such successor, then such Swap Termination Payment will be deposited into a reserve account and the securities administrator, on each subsequent Distribution Date (until the termination date of the original Class A-2A Swap Agreement or the appointment of a successor to the Class A-2A Swap Provider), will withdraw the amount of any Net Class A-2A Swap Provider Payment due to the Supplemental Interest Trust (calculated in accordance with the terms of the original Class A-2A Swap Agreement) and distribute such Net Class A-2A Swap Provider Payment in accordance with the terms of the Pooling and Servicing Agreement.

The Class A-2A Swap Agreement will be governed by and construed in accordance with the laws of the State of New York. The obligations of the Class A-2A Swap Provider are limited to those specifically set forth in the Class A-2A Swap Agreement.

The Certificate Swap Provider, Class I-A-1B Swap Provider and Class A-2A Swap Provider

Deutsche Bank Aktiengesellschaft (“Deutsche Bank” or the “Bank”) originated from the reunification of Norddeutsche Bank Aktiengesellschaft, Hamburg, Rheinisch-Westfälische Bank Aktiengesellschaft, Duesseldorf and Süddeutsche Bank Aktiengesellschaft, Munich; pursuant to the Law on the Regional Scope of Credit Institutions, these had been disincorporated in 1952 from Deutsche Bank which was founded in 1870. The merger and the name were entered in the Commercial Register of the District Court Frankfurt am Main on 2 May 1957. Deutsche Bank is a banking institution and a stock corporation incorporated under the laws of Germany under registration number HRB 30 000. The Bank has its registered office in Frankfurt am Main, Germany. It maintains its head office at Taunusanlage 12, 60325 Frankfurt am Main and branch offices in Germany and abroad including in London, New York, Sydney, Tokyo and an Asia-Pacific Head Office in Singapore which serve as hubs for its operations in the respective regions.

The Bank is the parent company of a group consisting of banks, capital market companies, fund management companies, a real estate finance company, installment financing companies, research and consultancy companies and other domestic and foreign companies (the “Deutsche Bank Group”).

As of 31 December 2006, Deutsche Bank’s issued share capital amounted to Euro 1,343,406,103.04 consisting of 524,768,009 ordinary shares of no par value. The shares are fully paid up and in registered form. The shares are listed for trading and official quotation on all the German Stock Exchanges. They are also listed on the New York Stock Exchange. The Management Board has decided to pursue delisting on certain stock exchanges other than Germany and New York in order to benefit from the integration of financial markets. In respect of the stock exchanges Amsterdam, Brussels, London, Luxembourg, Paris, Vienna, Zurich and Tokyo, this decision has completely been implemented.

As of 31 December 2006, Deutsche Bank Group had total assets of EUR 1,126,230 million, total liabilities of EUR 1,093,422 million and total shareholders’ equity of EUR 32,808 million on the basis of United States Generally Accepted Accounting Principles (“U.S. GAAP”). The consolidated financial statements for fiscal years starting 1 January 2007 will be prepared in compliance with the International Financial Reporting Standards (IFRS).

Deutsche Bank’s long-term senior debt has been assigned a rating of AA- (outlook positive) by Standard & Poor’s, Aa1 (outlook stable) by Moody’s Investors Services and AA- (outlook stable) by Fitch Ratings.

Deutsche Bank AG, New York Branch

Deutsche Bank AG, New York Branch (the “Branch”) was established in 1978 and is licensed by the New York Superintendent of Banks.  Its office is currently located at 60 Wall Street, New York, NY 10005-2858.  The Branch is examined by the New York State Banking Department and is subject to the banking laws and regulations applicable to a foreign bank that operates a New York branch.  The Branch is also examined by the Federal Reserve Bank of New York.

Distributions to the Supplemental Interest Trust

On each Distribution Date, prior to making distributions to the holders of the Certificates, the securities administrator shall remit to the Supplemental Interest Trust an amount equal to the sum of (i) any Net Securities Administrator Certificate Swap Payment and any Swap Termination Payment not due to a Swap Provider Trigger Event owed to the Certificate Swap Provider for such Distribution Date (ii) any Adjusted Net Securities Administrator Class I-A-1B Swap Payment and any Swap Termination Payment not due to a Swap Provider Trigger Event owed to the Class I-A-1B Swap Provider for such Distribution Date and (iii) any Adjusted Net Securities Administrator Class A-2A Swap Payment and any Swap Termination Payment not due to a Swap Provider Trigger Event owed to the Class A-2A Swap Provider for such Distribution Date.  Such distributions shall be made on each Distribution Date first, from the Aggregate Interest Funds for such Distribution Date and then, to the extent remaining unpaid, from the Aggregate Principal Funds for such Distribution Date.

Priority of Distributions

Commencing in July 2007, the securities administrator will make distributions to certificateholders on each Distribution Date from funds on deposit in the Distribution Account as set forth below.

Interest Distributions

Holders of the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components will be entitled to receive interest distributions on each Distribution Date in an aggregate amount equal to interest accrued during the related Interest Accrual Period on the related Certificate Principal Balance at the then-applicable Pass-Through Rates, in the priorities set forth below.  Holders of the Group I/III Certificates will be entitled to receive on each Distribution Date any interest distributed to each related Component on that Distribution Date.

On each Distribution Date, the Aggregate Interest Funds as described above will be distributed in the following order of priority:

I. First, Group I Interest Funds, Group II Interest Funds and Group III Interest Funds will be distributed, concurrently, as follows:

A.   Group I Interest Funds will be distributed as follows:

1.  First, concurrently, (x) to the Supplemental Interest Trust for payment to the Class I-A-1B Swap Provider, any Adjusted Net Securities Administrator Class I-A-1B Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class I-A-1B Swap Provider, (y) to the Supplemental Interest Trust for payment to the Class A-2A Swap Provider, the product of (i) any Adjusted Net Securities Administrator Class A-2A Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class A-2A Swap Provider and (ii) the Group I Allocation Percentage and (z) to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group I Certificate Swap Allocation Percentage;

2.   Second, concurrently, to the holders of Group I Senior Certificates and Group I Components, the related Senior Interest Distribution Amount for such Distribution Date to the extent of the remaining Group I Interest Funds, pro rata based on the entitlement of each such class of certificates or Component; and

3.   Third, concurrently, to the holders of Group II Senior Certificates, Group III Senior Certificates and Group III Components, up to the related Senior Interest Distribution Amount for such Distribution Date, to the extent not paid from the Group II Interest Funds or Group III Interest Funds,  as applicable, pro rata based on the entitlement of each such class of certificates or Component.

B.   Group II Interest Funds will be distributed as follows:

1.  First, to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group II Certificate Swap Allocation Percentage;

2.   Second, concurrently, to the holders of Group II Senior Certificates, the related Senior Interest Distribution Amount for such Distribution Date to the extent of the remaining Group II Interest Funds, pro rata based on the entitlement of each such class; and

3.   Third, concurrently, to the holders of Group I Senior Certificates, Group III Senior Certificates,  Group I Components and Group III Components, up to the related Senior Interest Distribution Amount for such Distribution Date, to the extent not paid from the Group I Interest Funds or Group III Interest Funds, as applicable, pro rata based on the entitlement of each such class of certificates or Component.

C.   Group III Interest Funds will be distributed as follows:

1.  First, concurrently, (x) to the Supplemental Interest Trust for payment to the Class A-2A Swap Provider, the product of (i) any Adjusted Net Securities Administrator Class A-2A Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class A-2A Swap Provider and (ii) the Group III Allocation Percentage and (y) to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group III Certificate Swap Allocation Percentage;

2.   Second, concurrently, to the holders of Group III Senior Certificates and Group III Components, the related Senior Interest Distribution Amount for such Distribution Date to the extent of the remaining Group III Interest Funds, pro rata based on the entitlement of each such class of certificates or Component; and

3.   Third, concurrently, to the holders of Group I Senior Certificates, Group II Senior Certificates and Group I Components, up to the related Senior Interest Distribution Amount for such Distribution Date, to the extent not paid from the Group I Interest Funds or Group II Interest Funds, as applicable, pro rata based on the entitlement of each such class of certificates or Component.

II.  Second, sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, the related Interest Distribution Amount allocable to each such class to the extent of the Aggregate Interest Funds for such Distribution Date remaining after distributions of interest to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Components and to any class of Mezzanine Certificates with a higher payment priority.

On any Distribution Date, any Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest paid by the related servicer or the master servicer will, first, reduce the Net Monthly Excess Cashflow for such Distribution Date, second, reduce the Overcollateralization Amount on the related Distribution Date, third, will be allocated to reduce the Interest Distribution Amount payable to the Class M-11 Certificates, fourth, will be allocated to reduce the Interest Distribution Amount payable to the Class M-10 Certificates, fifth, will be allocated to reduce the Interest Distribution Amount payable to the Class M-9 Certificates, sixth, will be allocated to reduce the Interest Distribution Amount payable to the Class M-8 Certificates, seventh, will be allocated to reduce the Interest Distribution Amount payable to the Class M-7 Certificates, eighth, will be allocated to reduce the Interest Distribution Amount payable to the Class M-6 Certificates, ninth, will be allocated to reduce the Interest Distribution Amount payable to the Class M-5 Certificates, tenth, will be allocated to reduce the Interest Distribution Amount payable to the Class M-4 Certificates, eleventh, will be allocated to reduce the Interest Distribution Amount payable to the Class M-3 Certificates, twelfth, will be allocated to reduce the Interest Distribution Amount payable to the Class M-2 Certificates, thirteenth, will be allocated to reduce the Interest Distribution Amount payable to the Class M-1 Certificates, and fourteenth, will be allocated to reduce the Interest Distribution Amount payable to  Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Components pro rata based on their respective Senior Interest Distribution Amounts before such reduction.  On any Distribution Date, any Relief Act Interest Shortfalls will be allocated to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components, pro rata based on their respective Interest Distribution Amounts before such reduction.

With respect to any Distribution Date, to the extent that the aggregate Interest Distribution Amount exceeds the Aggregate Interest Funds, a shortfall in interest distributions on one or more classes of  Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components will result and such amounts will be carried forward and paid to the  Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components on future distribution dates to the extent of available funds. The Interest Carry Forward Amount with respect to the  Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Components, if any, will be distributed as part of the Senior Interest Distribution Amount on each Distribution Date. The Interest Carry Forward Amount with respect to the Mezzanine Certificates, if any, may be carried forward to succeeding Distribution Dates and, subject to available funds, will be distributed in the manner described under “–Distribution of Net Monthly Excess Cashflow”, “—The Floor Agreement and Floor Account” and “–The Certificate Swap Agreement and the Certificate Swap Account” in this prospectus supplement.

Except as otherwise described in this prospectus supplement, on each Distribution Date, distributions of the Interest Distribution Amount for a class of certificates will be made in respect of that class of certificates, to the extent provided in this prospectus supplement, on a pari passu basis, based on the Certificate Principal Balance of the certificates of such class.

Principal Distributions

Holders of each class of  Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components will be entitled to receive on each Distribution Date, to the extent of the Aggregate Principal Funds for that Distribution Date, a distribution allocable to principal in the manner set forth below.  Holders of the Group I/III Certificates will be entitled to receive on each Distribution Date any principal distributed to each related Component on that Distribution Date.

(A) On each Distribution Date (i) prior to the Stepdown Date or (ii) on which a Trigger Event is in effect, an amount up to the Principal Distribution Amount for that Distribution Date will be distributed in the following amounts and order of priority:

I.   First, Group I Principal Funds, Group II Principal Funds and Group III Principal Funds will be distributed, concurrently, as follows:

A.   Group I Principal Funds will be distributed, in an amount up to the Group I Principal Distribution Amount, as follows:

1.  First, concurrently, (x) to the Supplemental Interest Trust for payment to the Class I-A-1B Swap Provider, any Adjusted Net Securities Administrator Class I-A-1B Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class I-A-1B Swap Provider, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date, (y) to the Supplemental Interest Trust for payment to the Class A-2A Swap Provider, the product of (i) any Adjusted Net Securities Administrator Class A-2A Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class A-2A Swap Provider and (ii) the Group I Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date and (z) to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group I Certificate Swap Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date;

2.

Second, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on the Certificate Principal Balance of each such class of certificates and Component, until their respective Certificate Principal Balances are reduced to zero;

3.

Third, concurrently, (a) to the Group II Senior Certificates and (b) to the Group III Senior Certificates and Group III Components (after any payments to such classes of certificates and Components from Group II Principal Funds and Group III Principal Funds, respectively), pro rata (with respect to clause (a) based on the aggregate Certificate Principal Balance of the Group II Senior Certificates, and with respect to clause (b) based on the aggregate Certificate Principal Balance of the Group III Senior Certificates and Group III Components), as follows:

a.

concurrently, to the Class II-A-1 and Class II-A-2 Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; provided, that if a Sequential Trigger Event is in effect, distributions pursuant to this clause will instead be made, sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, until their respective Certificate Principal Balance are reduced to zero; and

b.

concurrently, to the Class III-A-1 Certificates and Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero.

B.

Group II Principal Funds will be distributed in an amount up to the Group II Principal Distribution Amount, as follows:

1.

First, to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group II Certificate Swap Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date;

2.

Second, to the Class II-A-1 and Class II-A-2 Certificates, pro rata based on the Certificate Principal Balance of each such class of certificates, until the Certificate Principal Balance of each such class of certificates is reduced to zero; provided, that if a Sequential Trigger Event is in effect, distributions pursuant to this clause will instead be made, sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, until their respective Certificate Principal Balance are reduced to zero;

3.

Third, concurrently, (a) to the Group I Senior Certificates and Group I Components and (b) to the Group III Senior Certificates and Group III Components (after any payments to such classes of certificates and Components from Group I Principal Funds and Group III Principal Funds, respectively), pro rata, (with respect to clause (a) based on the aggregate Certificate Principal Balance of the Group I Senior Certificates and Group I Components, and with respect to clause (b) based on the aggregate Certificate Principal Balance of the Group III Senior Certificates and Group III Components), as follows:

a.   concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

b.   concurrently, to the Class III-A-1 Certificates and Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero.

C.   Group III Principal Funds will be distributed, in an amount up to the Group III Principal Distribution Amount, as follows:

1.  First, concurrently, (x) to the Supplemental Interest Trust for payment to the Class A-2A Swap Provider, the product of (i) any Adjusted Net Securities Administrator Class A-2A Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class A-2A Swap Provider and (ii) the Group III Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date and (y) to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group III Certificate Swap Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date;

2.   Second, to the Class III-A-1 Certificates and Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on the Certificate Principal Balance of each such class of certificates and Component, until the Certificate Principal Balance of each such class of certificates and Component is reduced to zero;

3.   Third, concurrently, (a) to the Group I Senior Certificates and Group I Components and (b) to the Group II Senior Certificates (after any payments to such classes of certificates and Components from Group I Principal Funds and Group II Principal Funds, respectively), pro rata, (with respect to clause (a) based on the aggregate Certificate Principal Balance of the Group I Senior Certificates and Group I Components, and with respect to clause (b) based on the aggregate Certificate Principal Balance of the Group II Senior Certificates), as follows:

a.   concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

b.   concurrently, to the Class II-A-1 and Class II-A-2 Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; provided, that if a Sequential Trigger Event is in effect, distributions pursuant to this clause will instead be made, sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, until their respective Certificate Principal Balance are reduced to zero.

II.   Second, the remaining Aggregate Principal Funds will be distributed, in an amount up to the Principal Distribution Amount remaining after clause (I), sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, until their respective Certificate Principal Balances are reduced to zero.

(B) On each Distribution Date (i) on or after the Stepdown Date and (ii) on which a Trigger Event is not in effect, an amount up to the Principal Distribution Amount for that Distribution Date will be distributed in the following amounts and order of priority:

I.   First, Group I Principal Funds, Group II Principal Funds and Group III Principal Funds will be distributed, concurrently, as follows:

A.   Group I Principal Funds will be distributed, in an amount up to the Group I Senior Principal Distribution Amount, as follows:

1.  First, concurrently, (x) to the Supplemental Interest Trust for payment to the Class I-A-1B Swap Provider, any Adjusted Net Securities Administrator Class I-A-1B Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class I-A-1B Swap Provider, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date, (y) to the Supplemental Interest Trust for payment to the Class A-2A Swap Provider, the product of (i) any Adjusted Net Securities Administrator Class A-2A Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class A-2A Swap Provider and (ii) the Group I Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date and (z) to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group I Certificate Swap Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date;

2.   Second, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on the Certificate Principal Balance of each such class of certificates and Component, until their respective Certificate Principal Balances are reduced to zero;

3.   Third, concurrently, (a) to the Group II Senior Certificates and (b) to the Group III Senior Certificates and Group III Components (after any payments to such classes of certificates and Components from Group II Principal Funds and Group III Principal Funds, respectively), pro rata, (with respect to clause (a) based on the aggregate Certificate Principal Balance of the Group II Senior Certificates, and with respect to clause (b) based on the aggregate Certificate Principal Balance of the Group III Senior Certificates and Group III Components), as follows:

a.   concurrently, to the Class II-A-1 and Class II-A-2 Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; provided, that if a Sequential Trigger Event is in effect, distributions pursuant to this clause will instead be made, sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, until their respective Certificate Principal Balance are reduced to zero; and

b.   concurrently, to the Class III-A-1 Certificates and Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero.

B.   Group II Principal Funds will be distributed in an amount up to the Group II Senior Principal Distribution Amount, as follows:

1.  First, to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group II Certificate Swap Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date;

2.   Second, to the Class II-A-1 and Class II-A-2 Certificates, pro rata based on the Certificate Principal Balance of each such class of certificates, until the Certificate Principal Balance of each such class of certificates is reduced to zero; provided, that if a Sequential Trigger Event is in effect, distributions pursuant to this clause will instead be made, sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, until their respective Certificate Principal Balance are reduced to zero;

3.   Third, concurrently, (a) to the Group I Senior Certificates and Group I Components and (b) to the Group III Senior Certificates and Group III Components (after any payments to such classes of certificates and Components from Group I Principal Funds and Group III Principal Funds, respectively), pro rata, (with respect to clause (a) based on the aggregate Certificate Principal Balance of the Group I Senior Certificates and Group I Components, and with respect to clause (b) based on the aggregate Certificate Principal Balance of the Group III Senior Certificates and Group III Components), as follows:

a.   concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

b.   concurrently, to the Class III-A-1 Certificates and Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero.

C.   Group III Principal Funds will be distributed, in an amount up to the Group III Senior Principal Distribution Amount, as follows:

1.  First, concurrently, (x) to the Supplemental Interest Trust for payment to the Class A-2A Swap Provider, the product of (i) any Adjusted Net Securities Administrator Class A-2A Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Class A-2A Swap Provider and (ii) the Group III Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date and (y) to the Supplemental Interest Trust for payment to the Certificate Swap Provider, the product of (i) any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event) owed to the Certificate Swap Provider and (ii) the Group III Certificate Swap Allocation Percentage, to the extent remaining unpaid after distributions of Aggregate Interest Funds on such Distribution Date;

2.

Second, to the Class III-A-1 Certificates and Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on the Certificate Principal Balance of each such class of certificates and Component, until the Certificate Principal Balance of each such class of certificates and Component is reduced to zero;

3.   Third, concurrently, (a) to the Group I Senior Certificates and Group I Components and (b) to the Group II Senior Certificates (after any payments to such classes of certificates and Components from Group I Principal Funds and Group II Principal Funds, respectively), pro rata, (with respect to clause (a) based on the aggregate Certificate Principal Balance of the Group I Senior Certificates and Group I Components, and with respect to clause (b) based on the aggregate Certificate Principal Balance of the Group II Senior Certificates), as follows:

a.   concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; and

b.   concurrently, to the Class II-A-1 and Class II-A-2 Certificates, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero provided, that if a Sequential Trigger Event is in effect, distributions pursuant to this clause will instead be made, sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, until their respective Certificate Principal Balance are reduced to zero.

II.

Second, to the holders of the Class M-1 Certificates, up to the Class M-1 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

III.

Third, to the holders of the Class M-2 Certificates, up to the Class M-2 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

IV.

Fourth, to the holders of the Class M-3 Certificates, up to the Class M-3 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

V.

Fifth, to the holders of the Class M-4 Certificates, up to the Class M-4 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

VI.

Sixth, to the holders of the Class M-5 Certificates, up to the Class M-5 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

VII.

Seventh, to the holders of the Class M-6 Certificates, up to the Class M-6 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

VIII.

Eighth, to the holders of the Class M-7 Certificates, up to the Class M-7 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero;

IX.

Ninth, to the holders of the Class M-8 Certificates, up to the Class M-8 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-8 Certificates has been reduced to zero;

X.

Tenth, to the holders of the Class M-9 Certificates, up to the Class M-9 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-9 Certificates has been reduced to zero;

XI.

Eleventh, to the holders of the Class M-10 Certificates, up to the Class M-10 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-10 Certificates has been reduced to zero; and

XII.

Twelfth, to the holders of the Class M-11 Certificates, up to the Class M-11 Principal Distribution Amount in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance of the Class M-11 Certificates has been reduced to zero.

Distribution of Net Monthly Excess Cashflow

On each Distribution Date following (i) distributions of Aggregate Interest Funds and (ii) distributions of Aggregate Principal Funds, the Net Monthly Excess Cashflow will be distributed as follows:

(i)

First, to the classes of Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components then entitled to receive distributions in respect of principal, in an amount equal to the Overcollateralization Increase Amount for such Distribution Date, distributable as part of the Principal Distribution Amount for that Distribution Date in accordance with the priorities set forth under “–Principal Distributions” above;

(ii)

Second, sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, the related Interest Distribution Amount remaining unpaid and Interest Carry Forward Amount for each such class for such Distribution Date;

(iii)

Third, concurrently, (a) to the Group I Senior Certificates and Group I Components, (b) to the Group II Senior Certificates and (c) to the Group III Senior Certificates and Group III Components, pro rata (based, with respect to clause (a), (b) and (c), on the aggregate Allocated Realized Loss Amount with respect to such classes of certificates and Components), as follows:

(a)

concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on the Allocated Realized Loss Amount for each such class of certificates or Components, up to the Allocated Realized Loss Amount related to each such class of certificates or Component for that Distribution Date; provided, that any amounts otherwise distributable to the Class I-A-3 Component will be distributed first, concurrently, to the Class I-A-1A and Class I-A-1B Certificates, pro rata based on the Allocated Realized Loss Amount for each such class of certificates, and second, concurrently, to the Class I-A-2A and Class I-A-2B Components, pro rata based on the Allocated Realized Loss Amount for each such Component; and provided, further, that any amounts otherwise distributable to the Class I-A-2A and Class I-A-2B Components will be distributed, first, to the Class I-A-1A and Class I-A-1B Certificates, pro rata based on the Allocated Realized Loss Amount for each such class of certificates.

(b)

sequentially, to the Class II-A-1 and Class II-A-2 Certificates, in that order, up to the Allocated Realized Loss Amount related to each such class of certificates for such Distribution Date; and

(c)

concurrently, to the Class III-A-1 Certificates, and the Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on the Allocated Realized Loss Amount for each such class of certificates or Components, up to the Allocated Realized Loss Amount related to each such class of certificates or Component for that Distribution Date; provided, that any amounts otherwise distributable to the Class III-A-3 Component will be distributed first, to the Class III-A-1 Certificates, and second, concurrently, to the Class III-A-2A and Class III-A-2B Components, pro rata based on the Allocated Realized Loss Amount for each such Component; and provided, further, that any amounts otherwise distributable to the Class III-A-2A and Class III-A-2B Components will be distributed, first, to the Class III-A-1 Certificates.

(iv)

Fourth, sequentially, to the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, in each case up to the Allocated Realized Loss Amount for each such class of certificates and such Distribution Date;

(v)

Fifth, to the reserve fund (the “Reserve Fund”) established in accordance with the terms of the Pooling and Servicing Agreement, the amount by which the Net WAC Rate Carryover Amounts, if any, with respect to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components exceeds the amount in the Reserve Fund that was not distributed on prior Distribution Dates;

(vi)

Sixth, to the Supplemental Interest Trust, up to an amount equal to any Swap Termination Payments resulting from any Swap Provider Trigger Event owed to the Certificate Swap Provider, the Class I-A-1B Swap Provider or the Class A-2A Swap Provider pursuant to the Certificate Swap Agreement, the Class I-A-1B Swap Agreement or the Class A-2A Swap Agreement, respectively; and

(vii)

Seventh, to the holders of the Class CE-1, Class P and Class R Certificates as provided in the Pooling and Servicing Agreement.

On each Distribution Date after distribution to the Supplemental Interest Trust of the amounts described under “—Distributions to the Supplemental Interest Trust,” the required distributions of interest and principal to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components as described under “—Interest Distributions” and “—Principal Distributions,” and the distribution of the Net Monthly Excess Cashflow as described above, the securities administrator will withdraw from the Reserve Fund the amounts on deposit therein and distribute such amounts to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components in respect of any Net WAC Rate Carryover Amounts in the following manner and order of priority: first, concurrently, to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Components, pro rata, up to the related Net WAC Rate Carryover Amount remaining unpaid for such Distribution Date for each such class; and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates, in that order, the related Net WAC Rate Carryover Amount remaining unpaid for such Distribution Date for each such class.

On each distribution date, the securities administrator will withdraw from the distribution account all Prepayment Charges received during the related Prepayment Period and will distribute those amounts to the holders of the Class P Certificates, except such Prepayment Charges that are to be paid to the related servicer as more particularly set forth in the Pooling and Servicing Agreement.

Subordination and Allocation of Losses

Realized Losses on the Mortgage Loans for any Distribution Date will first, cause a reduction in Net Monthly Excess Cashflow for that Distribution Date, second, reduce any available Floor Payments from the Floor Provider for that Distribution Date, third, reduce available Net Certificate Swap Provider Payments and Swap Termination Payments from the Certificate Swap Provider for that Distribution Date, and fourth, cause a reduction in the Overcollateralization Amount until it is reduced to zero.

To the extent that Realized Losses on a Distribution Date cause the aggregate Certificate Principal Balance of the Senior Certificates, the Mezzanine Certificates and the Class P Certificates after taking into account all distributions on such Distribution Date to exceed the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period, such excess Realized Losses will be allocated first, sequentially, to the Mezzanine Certificates, beginning with the class of Mezzanine Certificates then outstanding with the lowest payment priority, until the Certificate Principal Balance of each such class has been reduced to zero, and second, as follows:

(i)    Realized Losses on the Group I Mortgage Loans will be allocated, concurrently, to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; provided however that any Realized Losses otherwise allocable to the Class I-A-2A and Class I-A-2B Components will be allocated to the Class I-A-3 Component, until its Certificate Principal Balance is reduced to zero; and provided further that any Realized Losses otherwise allocable to the Class I-A-1A and Class I-A-1B Certificates will be allocated, first, to the Class I-A-3 Component, until its Certificate Principal Balance is reduced to zero; and second, concurrently, to the Class I-A-2A and Class I-A-2B Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero;

(ii)  Realized Losses on the Group II Mortgage Loans will be allocated sequentially, to the Class II-A-2 and Class II-A-1 Certificates, in that order, in each case, until the Certificate Principal Balance of such class of Certificates is reduced to zero and

(iii)  Realized Losses on the Group III Mortgage Loans will be allocated, concurrently, to the Class III-A-1 Certificates, and the Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero; provided however that any Realized Losses otherwise allocable to the Class III-A-2A and Class III-A-2B Components will be allocated to the Class III-A-3 Component, until its Certificate Principal Balance is reduced to zero; and provided further that any Realized Losses otherwise allocable to the Class III-A-1 Certificates will be allocated, first, to the Class III-A-3 Component, until its Certificate Principal Balance is reduced to zero; and second, concurrently, to the Class III-A-2A and Class III-A-2B Components, pro rata based on Certificate Principal Balance, until their respective Certificate Principal Balances are reduced to zero.

Once Realized Losses have been allocated to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components, such amounts with respect to these certificates and Components will no longer accrue interest nor will such amounts be reinstated thereafter.  However, Allocated Realized Loss Amounts may be paid to holders of these certificates and Components from Net Monthly Excess Cashflow and, from amounts received by the securities administrator under the Floor Agreement and the Certificate Swap Agreement, if any, according to the priorities set forth in this prospectus supplement under “–Distribution of Net Monthly Excess Cashflow”, “–The Certificate Swap Agreement and the Certificate Swap Account” and “—The Floor Agreement and Floor Account”.

Any allocation of a Realized Loss on a Mortgage Loan to a Group I Senior Certificate, Group II Senior Certificate, Group III Senior Certificate, Mezzanine Certificate or Component will be made by reducing the Certificate Principal Balance of that certificate or Component by the amount so allocated as of such Distribution Date after all distributions on such Distribution Date have been made. Notwithstanding anything to the contrary described in this prospectus supplement, in no event will the Certificate Principal Balance of any Group I Senior Certificate, Group II Senior Certificate, Group III Senior Certificate, Mezzanine Certificate or Component be reduced more than once in respect of any particular amount both (i) allocable to such certificate or Component in respect of Realized Losses and (ii) payable as principal to the holder of such certificate or Component from Net Monthly Excess Cashflow and amounts on deposit in the Floor Account and the Certificate Swap Account.

In the event that a servicer receives a Subsequent Recovery with respect to any defaulted Mortgage Loan, such Subsequent Recovery will be distributed as part of the Available Distribution Amount in accordance with the priorities described under “Description of the Certificates” in this prospectus supplement.  In addition, the Certificate Principal Balance of each class of Senior Certificates (other than the Group I/III Senior Certificates), Mezzanine Certificates and Components that has been reduced by the allocation of a Realized Loss to such class will be increased,

(A)

first, as follows:

(i)

Subsequent Recoveries on the Group I Mortgage Loans will be allocated to the Class I-A-1A and Class I-A-1B Certificates, and the Class I-A-2A, Class I-A-2B, Class I-A-3 and Class I-A-4 Components, pro rata based on Certificate Principal Balance, up to the amount of their respective Realized Losses; provided however that any Subsequent Recoveries otherwise allocable to the Class I-A-3 Component will be allocated first, to the Class I-A-1A and Class I-A-1B Certificates, pro rata based on Certificate Principal Balance, and second, to the Class I-A-2A and Class I-A-2B Components, pro rata based on Certificate Principal Balance, up to the amount of Realized Losses previously allocated to such Certificates or Components. and provided further that any Subsequent Recoveries otherwise allocable to the Class I-A-2A and Class I-A-2B Components will be allocated to the Class I-A-1A and Class I-A-1B Certificates, pro rata based on Certificate Principal Balance, up to the amount of Realized Losses previously allocated to such Certificates;

(ii)

Subsequent Recoveries on the Group II Mortgage Loans will be allocated in order of seniority with respect to the Class II-A-1 and Class II-A-2 Certificates; and

(iii)

Subsequent Recoveries on the Group III Mortgage Loans will be allocated to the Class III-A-1 Certificates, and the Class III-A-2A, Class III-A-2B, Class III-A-3 and Class III-A-4 Components, pro rata based on Certificate Principal Balance, up to the amount of their respective Realized Losses; provided however that any Subsequent Recoveries otherwise allocable to the Class III-A-3 Component will be allocated first, to the Class III-A-1 Certificates, and second, to the Class III-A-2A and Class III-A-2B Components, pro rata based on Certificate Principal Balance, up to the amount of Realized Losses previously allocated to such Certificates or Components. and provided further that any Subsequent Recoveries otherwise allocable to the Class III-A-2A and Class III-A-2B Components will be allocated to the Class III-A-1 Certificates, up to the amount of Realized Losses previously allocated to such Certificates; and

(B)

 second, in order of seniority with respect to the Mezzanine Certificates, by the amount of such Subsequent Recovery;

provided, however, that such Subsequent Recoveries shall only be applied to the extent that such certificate or Component has not been reimbursed for the amount of such Realized Loss (or any portion thereof) allocated to such certificate from Net Monthly Excess Cashflow as described under “Description of the Certificates–Distribution of Net Monthly Excess Cashflow” above in this prospectus supplement or from amounts on deposit in the Floor Account and the Certificate Swap Account.  Holders of such certificates and Components will not be entitled to any payment in respect of current interest on the amount of such increases for any Interest Accrual Period preceding the Distribution Date on which such increase occurs.  Holders of the Group I/III Certificates will be entitled to receive on each Distribution Date any Subsequent Recoveries allocated to each related Component on that Distribution Date.

Last Scheduled Distribution Date

The last scheduled Distribution Date for the certificates is the Distribution Date in August 2047, which is the Distribution Date occurring one month after the original scheduled maturity date for the latest maturing Mortgage Loan.

The actual last Distribution Date on any class of certificates will depend on the rate of payments of principal on the Mortgage Loans which, in turn, may be influenced by a variety of economic, geographic and social factors, as well as the level of prevailing interest rates.  No assurance can be given as to the actual payment experience with respect to the Mortgage Loans.

Calculation of One-Month LIBOR

With respect to each Interest Accrual Period (other than the initial Interest Accrual Period) and the Certificates offered pursuant to this prospectus supplement, on the second business day preceding such Interest Accrual Period (each such date, an “Interest Determination Date”), the securities administrator will determine One-Month LIBOR for such Interest Accrual Period. With respect to the initial Interest Accrual Period, on the Closing Date, the securities administrator will determine One-Month LIBOR for such Interest Accrual Period based on information available on the second business day preceding the Closing Date. “One Month LIBOR” means, as of any Interest Determination Date, the London interbank offered rate for one month U.S. dollar deposits which appears on Telerate Page 3750 (as defined herein) as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the offered rates of the Reference Banks (as defined herein) for one-month U.S. dollar deposits, as of 11:00 a.m. (London time) on such Interest Determination Date. The securities administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%). If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate (as defined herein).

As used in this section, “business day” means a day on which banks are open for dealing in foreign currency and exchange in London and New York; “Telerate Page 3750” means the display page currently so designated on the Dow Jones Telerate Capital Markets Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices); “Reference Banks” means leading banks selected by the securities administrator and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) which have been designated as such by the securities administrator and (iii) not controlling, controlled by, or under common control with, the depositor or the securities administrator, and “Reserve Interest Rate” shall be the rate per annum that the securities administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-month U.S. dollar lending rates which New York City banks selected by the securities administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the securities administrator can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate which New York City banks selected by the securities administrator are quoting on such Interest Determination Date to leading European banks.

The establishment of One-Month LIBOR on each Interest Determination Date by the securities administrator and the securities administrator’s calculation of the rate of interest applicable to the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates and Mezzanine Certificates and Components for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

 SERVICING

General

The primary servicers of the Mortgage Loans will be Countrywide Home Loans Servicing LP and GMAC Mortgage. LLC with respect to approximately 86.13% and approximately 13.87%, respectively, of the Mortgage Loans.

Countrywide Home Loans Servicing LP

The principal executive offices of Countrywide Home Loans Servicing LP (“Countrywide Servicing”) are located at 7105 Corporate Drive, Plano, Texas 75024. Countrywide Servicing is a Texas limited partnership directly owned by Countrywide GP, Inc. and Countrywide LP, Inc., each a Nevada corporation and a direct wholly owned subsidiary of Countrywide Home Loans. Countrywide GP, Inc. owns a 0.1% interest in Countrywide Servicing and is the general partner. Countrywide LP, Inc. owns a 99.9% interest in Countrywide Servicing and is a limited partner.

Countrywide Home Loans established Countrywide Servicing in February 2000 to service mortgage loans originated by Countrywide Home Loans that would otherwise have been serviced by Countrywide Home Loans. In January and February, 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to mortgage loans serviced on behalf of Freddie Mac and Fannie Mae, respectively. In October 2001, Countrywide Home Loans transferred to Countrywide Servicing all of its rights and obligations relating to the bulk of its non-agency loan servicing portfolio (other than the servicing of home equity lines of credit), including with respect to those mortgage loans (other than home equity lines of credit) formerly serviced by Countrywide Home Loans and securitized by certain of its affiliates. While Countrywide Home Loans expects to continue to directly service a portion of its loan portfolio, it is expected that the servicing rights for most newly originated Countrywide Home Loans mortgage loans will be transferred to Countrywide Servicing upon sale or securitization of the related mortgage loans. Countrywide Servicing is engaged in the business of servicing mortgage loans and will not originate or acquire loans, an activity that will continue to be performed by Countrywide Home Loans. In addition to acquiring mortgage servicing rights from Countrywide Home Loans, it is expected that Countrywide Servicing will service mortgage loans for non-Countrywide Home Loans affiliated parties as well as subservice mortgage loans on behalf of other master servicers.

In connection with the establishment of Countrywide Servicing, certain employees of Countrywide Home Loans became employees of Countrywide Servicing. Countrywide Servicing has engaged Countrywide Home Loans as a subservicer to perform certain loan servicing activities on its behalf.

Countrywide Servicing is an approved mortgage loan servicer for Fannie Mae, Freddie Mac, Ginnie Mae, HUD and VA and is licensed to service mortgage loans in each state where a license is required. Its loan servicing activities are guaranteed by Countrywide Financial and/or Countrywide Home Loans when required by the owner of the mortgage loans.

Loan Servicing

Countrywide Servicing has established standard policies for the servicing and collection of mortgages. Servicing includes, but is not limited to:

•

collecting, aggregating and remitting mortgage loan payments;

•

accounting for principal and interest;

•

holding escrow (impound) funds for payment of taxes and insurance;

•

making inspections as required of the mortgaged properties;

•

preparation of tax related information in connection with the mortgage loans;

•

supervision of delinquent mortgage loans;

•

loss mitigation efforts;

•

foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

•

generally administering the mortgage loans, for which it receives servicing fees.

Billing statements with respect to mortgage loans are mailed monthly by Countrywide Servicing. The statement details all debits and credits and specifies the payment due.  Notice of changes in the applicable loan rate are provided by Countrywide Servicing to the mortgagor with these statements.

Collection Procedures

When a mortgagor fails to make a payment on a mortgage loan, Countrywide Servicing attempts to cause the deficiency to be cured by corresponding with the mortgagor. In most cases, deficiencies are cured promptly. Pursuant to Countrywide Servicing’s servicing procedures, Countrywide Servicing generally mails to the mortgagor a notice of intent to foreclose after the loan becomes 61 days past due (three payments due but not received) and, generally within 59 days thereafter, if the loan remains delinquent, institutes appropriate legal action to foreclose on the mortgaged property. Foreclosure proceedings may be terminated if the delinquency is cured. Mortgage loans to borrowers in bankruptcy proceedings may be restructured in accordance with law and with a view to maximizing recovery of the loans, including any deficiencies.

Once foreclosure is initiated by Countrywide Servicing, a foreclosure tracking system is used to monitor the progress of the proceedings. The system includes state-specific parameters to monitor whether proceedings are progressing within the time frame typical for the state in which the mortgaged property is located. During the foreclosure proceeding, Countrywide Servicing determines the amount of the foreclosure bid and whether to liquidate the mortgage loan.

If foreclosed, the mortgaged property is sold at a public or private sale and may be purchased by Countrywide Servicing. After foreclosure, Countrywide Servicing may liquidate the mortgaged property and charge-off the loan balance which was not recovered through liquidation proceeds.

Servicing and charge-off policies and collection practices with respect to mortgage loans may change over time in accordance with, among other things, Countrywide Servicing’s business judgment, changes in the servicing portfolio and applicable laws and regulations.

Servicing and Other Compensation and Payment of Expenses

Each servicer will provide customary servicing functions with respect to the Mortgage Loans serviced by such servicer pursuant to certain servicing agreements between the applicable servicer and DB Structured Products, Inc. (collectively, the “Servicing Agreements”).  Among other things, the servicers are obligated under some circumstances to make Advances with respect to the Mortgage Loans.  In managing the liquidation of defaulted Mortgage Loans, the servicers will have sole discretion to take such action in maximizing recoveries to the certificateholders including, without limitation, selling defaulted Mortgage Loans and REO properties as described in the related Servicing Agreement.

With respect to each Mortgage Loan, the amount of the servicing fee that will be paid to the related servicer (inclusive with respect to certain mortgage loans, of the excess servicing fee payable to the holders of the Class CE-2 and Class CE-3 Certificates) is a weighted average, for a period of one full month, equal to one-twelfth of the product of (a) approximately 0.375% and (b) the outstanding principal balance of such Mortgage Loan (the “Servicing Fee”).  The Servicing Fee will be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on such Mortgage Loan is computed.  As additional servicing compensation, the applicable servicer is entitled to retain all assumption fees, late payment charges and other miscellaneous servicing compensation in respect of the Mortgage Loans serviced by it, to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Custodial Account and any escrow accounts established by such servicer.

Each servicer is obligated to pay insurance premiums and other ongoing expenses associated with the Mortgage Loans serviced by it incurred by such servicer in connection with its responsibilities under the related Servicing Agreement and is entitled to reimbursement for these expenses as provided in the related Servicing Agreement.  See “Description of the Agreements–Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements–Retained Interest, Servicing Compensation and Payment of Expenses” in the prospectus for information regarding expenses payable by the applicable servicer.

Payments on Mortgage Loans; Deposits to Custodial Accounts

Each servicer will establish and maintain or cause to be established and maintained a separate trust account (the “Custodial Account”) for the benefit of the certificateholders.  Each Custodial Account will be an eligible account (or similar term as defined in the related Servicing Agreement). Upon receipt by the applicable servicer of amounts in respect of the Mortgage Loans serviced by it (excluding amounts representing the applicable Servicing Fee or other servicing compensation, reimbursement for Advances and servicing advances and insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the applicable servicer will deposit such amounts in the Custodial Account.  Amounts so deposited may be invested in accordance with the terms of the related Servicing Agreement in investments maturing no later than one business day prior to the date on which the amount on deposit therein is required to be remitted to the securities administrator, if such investment is managed by a person other than the related servicer or the securities administrator, or maturing on the business day on which the amount on deposit therein is required to be remitted to the securities administrator if such investment is managed by the related servicer or the securities administrator.  All investment income on funds in the Custodial Account will be for the benefit of the applicable servicer.

Advances

Subject to the limitations set forth in the following paragraph, each servicer will be obligated to advance or cause to be advanced on or before each determination date from its own funds, an amount equal to the aggregate of all payments of principal and interest, net of its servicing fee, that were due on the mortgage loans serviced by it and that were delinquent on the related determination date, plus amounts representing assumed payments not covered by any current net income on the related mortgaged properties acquired by foreclosure or deed in lieu of foreclosure (any such advance, an “Advance”).

Advances are required to be made only to the extent they are deemed by the applicable servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making the Advances is to maintain a regular cashflow to the certificateholders, rather than to guarantee or insure against losses.

All Advances will be reimbursable to the applicable servicer from late collections, insurance proceeds and liquidation proceeds from the mortgage loan as to which the Advance was made. In addition, any Advances previously made in respect of any mortgage loan that are deemed by the applicable servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the applicable servicer out of any funds in the related custodial account prior to the distributions on the certificates. In the event that the applicable servicer fails in its obligation to make any required Advance, the master servicer, as successor servicer, or other successor servicer will be obligated to make the Advance, in each case, to the extent required in the pooling and servicing agreement.

Compensating Interest

The servicers or the master servicer, as applicable, will pay amounts referred to herein as “Compensating Interest” in the manner and to the extent set forth below to reduce the adverse effect on certificateholders from the deficiency in interest collected as a result of prepayments in full or in part on the related Mortgage Loans.

Each servicer will be required to deposit into the related Custodial Account, prior to distribution to the master servicer for any Distribution Date, Compensating Interest, which, with respect to Countrywide Servicing, is an amount equal to the least of of (x) any shortfall in interest collections for the related month resulting from prepayments in full or in part on the related Mortgage Loans made during the related Prepayment Period, (y) one-half of the aggregate Servicing Fee payable to Countrywide Servicing for the related Due Period and (z) the aggregate Servicing Fee actually received by Countrywide Servicing for the related Due Period.

With respect to the master servicer, if the servicers fail to pay the amount of any Compensating Interest required to be paid on that Distribution Date, the master servicer will be required to deposit into the Distribution Account as a payment of Compensating Interest the lesser of (i) the amount required to be paid by the servicers and not so paid and (ii) the aggregate master servicing compensation for such Distribution Date.

Modifications

In instances in which a Mortgage Loan is in default or if default is reasonably foreseeable, and if determined by the servicer to be in the best interest of the certificateholders, the servicer may permit servicing modifications of the Mortgage Loan rather than proceeding with foreclosure. However, the servicer’s ability to perform servicing modifications will be subject to some limitations, including but not limited to the following: any amounts added to the principal balance of the Mortgage Loan, or capitalized amounts added to the Mortgage Loan, will be required to be fully amortized over the remaining term, or the extended term, of the Mortgage Loan; all capitalizations are to be implemented in accordance with the servicer’s standards and may be implemented only by the servicer for that purpose; the final maturity of any Mortgage Loan will not be extended beyond the assumed final Distribution Date; and no servicing modification with respect to a Mortgage Loan will have the effect of reducing the mortgage rate below one half of the mortgage rate as in effect on the Cut-Off Date, but not less than the Servicing Fee Rate.

Any Advances made on any Mortgage Loan will be reduced to reflect any related servicing modifications previously made. The mortgage rate and net mortgage rate as to any Mortgage Loan will be deemed not reduced by any servicing modification, so that the calculation of the Interest Distribution Amount (as defined in this prospectus supplement) payable on the Offered Certificates will not be affected by the servicing modification.

Special Servicing Agreements; Purchase of Delinquent Mortgage Loans

Upon any Mortgage Loan becoming ninety (90) days or more delinquent, the holder of the majority interest in the Class CE-1 Certificates shall have the option to transfer servicing with respect to such delinquent Mortgage Loan to a special servicer. Immediately upon the transfer of servicing to the special servicer with respect to any Mortgage Loan, the special servicer shall service such Mortgage Loan in accordance with (i) all provisions of the Pooling and Servicing Agreement and (ii) any special servicing agreement.  Upon the exercise of such option and with respect to Mortgage Loans that currently or subsequently become ninety (90) days or more delinquent, servicing on such Mortgage Loans will transfer to the special servicer, upon prior written notice to the master servicer and credit risk manager, without any further action by the holder of the majority interest in the Class CE-1 Certificates.  Any special servicing agreement shall be acceptable to the master servicer, the trustee and the rating agencies and will not modify any material terms of the Pooling and Servicing Agreement.

Upon designation of the special servicer, the prior servicer of that Mortgage Loan will have no further rights or obligations with respect to that Mortgage Loan.  The Pooling and Servicing Agreement will provide that if the holder of the majority interest in the Class CE-1 Certificates has not exercised such option, then the servicer may purchase from the trust fund within ninety days of a Mortgage Loan becoming ninety days delinquent that Mortgage Loan at a price equal to 100% of the outstanding principal balance plus accrued and unpaid interest, plus unreimbursed Advances and servicing advances, plus any unpaid Servicing Fees, master servicing fees and credit risk manager fees.

Upon appointment of a special servicer, all provisions of the Pooling and Servicing Agreement shall be binding on the special servicer.  In addition, the special servicer will enter into a special Servicing Agreement with the holder of the majority interest in the Class CE-1 Certificates, the master servicer and the trustee that must be acceptable to the rating agencies rating the Certificates.

Evidence as to Compliance

The Pooling and Servicing Agreement and each Servicing Agreement will provide that each year on or before the date set forth in the Pooling and Servicing Agreement, beginning with the first year after the year in which the Cut-Off Date occurs, each party responsible for the servicing function will provide to the depositor and the master servicer a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(a) of Regulation AB (the “AB Servicing Criteria”). The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration. Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

The Pooling and Servicing Agreement and each Servicing Agreement will also provide that the party responsible for the servicing function will deliver along with its report on assessment of compliance an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

The Pooling and Servicing Agreement and each Servicing Agreement will also provide for delivery to the securities administrator each year, on or before the date set forth in the Pooling and Servicing Agreement, of a separate annual statement of compliance from each entity responsible for the servicing function to the effect that, to the best knowledge of the signing officer, such entity has fulfilled in all material respects its obligations under the Pooling and Servicing Agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement will specify such failure and the nature and status thereof.

Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance, if not available on the securities administrator’s website, may be obtained by securityholders without charge upon written request to the securities administrator at the address of the securities administrator set forth under “The Master Servicer and Securities Administrator” in this prospectus supplement. These items will be filed with the issuing entity’s annual report on Form 10-K, to the extent required under Regulation AB.

 THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER AND THE CUSTODIANS

Wells Fargo Bank, N. A.

General

The information set forth in the following five paragraphs has been provided by the master servicer, the securities administrator and Wells Fargo Bank as a custodian.  None of the servicers, the trustee, the originators or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of the information.

Wells Fargo Bank, N.A. (“Wells Fargo Bank”) will act as securities administrator and master servicer under the Pooling and Servicing Agreement and as a Custodian under a custodial agreement (the “Wells Fargo Custodial Agreement”), dated as of June 1, 2007, by and among the trustee, the applicable servicers and Wells Fargo Bank as custodian.  Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company.  A diversified financial services company with approximately $482 billion in assets, 23+ million customers and 158,000+ employees as of December 31, 2006, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally.  Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services.   The depositor, the sponsor and the servicers may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates.  Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust.  The terms of any custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Securities Administrator

Under the terms of the Pooling and Servicing Agreement, Wells Fargo Bank also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports.  As securities administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the Trust REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing Trust.  Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995.  As of December 31, 2006, Wells Fargo Bank was acting as securities administrator with respect to more than $1,006,418,000,000 of outstanding residential mortgage-backed securities.

Wells Fargo Bank’s assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank’s data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

Master Servicer

Wells Fargo Bank acts as master servicer pursuant to the Pooling and Servicing Agreement.  The master servicer is responsible for the aggregation of monthly servicer reports and remittances and for the oversight of the performance of the servicer under the terms of their respective Servicing Agreements.  In particular, the master servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers.  The master servicer also reviews the servicing of defaulted loans for compliance with the terms of each respective Servicing Agreement. In addition, upon the occurrence of certain servicer events of default under the terms of the each respective Servicing Agreement, the master servicer may be required to enforce certain remedies on behalf of the issuing entity and at the direction of the trustee against such defaulting servicer.  Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995.  As of December 31, 2006, Wells Fargo Bank was acting as master servicer for approximately 1,427 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $748,854,000,000.

Custodians

Wells Fargo Bank is acting as a custodian of approximately 91.80% of the mortgage loan files related to the Mortgage Loans pursuant to the Wells Fargo Custodial Agreement.

In that capacity, Wells Fargo Bank is responsible for holding and safeguarding the mortgage notes and other contents of the mortgage files on behalf of the trustee and the certificateholders.  Wells Fargo Bank maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management.  Files are segregated by transaction or investor.  Wells Fargo Bank has been engaged in the mortgage document custody business for more than 25 years.  Wells Fargo Bank maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah.  As of December 31, 2006, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an aggregate capacity of over eleven million files.

Deutsche Bank National Trust Company

The information set forth in the following paragraph has been provided by Deutsche Bank National Trust Company.  None of the servicers, the trustee, Wells Fargo Bank or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of the information.

Deutsche Bank National Trust Company (“DBNTC”) will act as a custodian of mortgage loan files pursuant to a custodial agreement (the “DBNTC Custodial Agreement”) dated as of June 1, 2007, by and among the trustee, a servicer and DBNTC.  DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991.  DBNTC will maintain the mortgage files in secure, fire-resistant facilities.  DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC’s custody but will be kept in shared facilities.  However, DBNTC’s proprietary document tracking system will show the location within DBNTC’s facilities of each mortgage file and will show that the mortgage loan documents are held by the trustee on behalf of the trust.  DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as custodian on behalf of the holders.  DBNTC may perform certain of its obligations through one or more third party vendors.  However, DBNTC will remain liable for the duties and obligations required of it under the DBNTC Custodial Agreement.

DBNTC is providing the information in the foregoing paragraph at the depositor’s request in order to assist the depositor with the preparation of its disclosure documents to be filed with the SEC pursuant to Regulation AB.  Otherwise, DBNTC has not participated in the preparation of such disclosure documents and assumes no responsibility or liability for their contents.

Approximately 8.20% of the mortgage loan files related to the Mortgage Loans will be held by DBNTC pursuant to the DBNTC Custodial Agreement.

The Distribution Account

Pursuant to the terms of the Pooling and Servicing Agreement, the securities administrator will establish and maintain a separate account (the “Distribution Account”) for the benefit of the certificateholders.  The Distribution Account will be an Eligible Account (as defined in the Pooling and Servicing Agreement).  Amounts on deposit therein may be invested in eligible investments (at the direction and for the benefit of the master servicer) maturing no later than one Business Day prior to the related Distribution Date unless such eligible investments are invested in investments managed or advised by the securities administrator or an affiliate thereof, in which case such eligible investments may mature on the related Distribution Date. All investment income on funds in the Distribution Account will be for the benefit of the master servicer.

Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders will be considered an eligible investment:

(i)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each rating agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

(iii)

certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the trustee in its commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such rating agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by any rating agency, as evidenced in writing;

(iv)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by each rating agency, as evidenced in writing;

(v)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each rating agency (except if the rating agency is Moody’s, such rating will be the highest commercial paper rating of Moody’s for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by each rating agency, as evidenced by a signed writing delivered by each rating agency;

(vi)

interests in any money market fund (including any such fund managed or advised by the securities administrator or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each rating agency rating such fund or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

(vii)

short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the trustee or the master servicer or any affiliate thereof) which on the date of acquisition has been rated by each rating agency rating such fund in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing; and

(viii)

such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each rating agency and as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by any rating agency, as evidenced by a signed writing delivered by each rating agency.

Master Servicing and Other Compensation and Payment of Expenses

The principal compensation to be paid to the master servicer on each Distribution Date in respect of its master servicing activities will be interest or other income earned on funds held in the Distribution Account to the extent provided in the Pooling and Servicing Agreement.

In the event that the servicers fail to pay the amount of any Compensating Interest required to be paid on any Distribution Date, the master servicer will be required to pay such amounts up to the master servicing compensation payable to the master servicer on such Distribution Date.

Events of Default and Removal of Master Servicer

Upon the occurrence of events of default described under “Description of the Agreements—Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements—Events of Default under the Agreement” and “—Rights Upon Events of Default under the Agreements” in the prospectus, the master servicer may be removed as master servicer of the mortgage loans in accordance with the terms of the pooling and servicing agreement.

Any successor to the master servicer appointed under the pooling and servicing agreement must be a housing loan servicing institution, acceptable to each rating agency, with a net worth at the time of the appointment of at least $15,000,000.  See “Description of the Agreements—Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements—Events of Default under the Agreement” and “—Rights Upon Events of Default under the Agreements” in the prospectus.

Transfer of Master Servicing

The master servicer may sell and assign its rights and delegate its duties and obligations in its entirety as master servicer under the Pooling and Servicing Agreement; provided, however, that: (i) the purchaser or transferee accept in writing such assignment and delegation and assume the obligations of the master servicer under the Pooling and Servicing Agreement and (a) shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) will be required to have a net worth of not less than $15,000,000 (unless otherwise approved by each rating agency pursuant to clause (ii) below); (c) will be required to be reasonably satisfactory to the trustee (as evidenced in a writing signed by the trustee); and (d) will be required to execute and deliver to the trustee an agreement, in form and substance reasonably satisfactory to the trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under the Pooling and Servicing Agreement; (ii) each rating agency will be given prior written notice of the identity of the proposed successor to the master servicer and each rating agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the master servicer and the trustee; and (iii) the master servicer assigning and selling the master servicing will be required to deliver to the trustee an officer’s certificate and an opinion of independent counsel, each stating that all conditions precedent to such action under the Pooling and Servicing Agreement have been completed and such action is permitted by and complies with the terms of the Pooling and Servicing Agreement. No such assignment or delegation will affect any liability of the master servicer arising out of acts or omissions prior to the effective date thereof.

Indemnification

The master servicer and any director, officer, employee or agent of the master servicer will be indemnified and held harmless by the trust against any loss, liability or expense as set forth in the Pooling and Servicing Agreement.

The securities administrator and any director, officer, employee or agent of the securities administrator will be indemnified and held harmless by the trust against any loss, liability or expense as set forth in the Pooling and Servicing Agreement.

The custodians and any director, officer, employee or agent of the custodians will be indemnified and held harmless by the trust against any loss, liability or expense as set forth in the Custodial Agreements.

 THE TRUSTEE

HSBC Bank USA, National Association, a national banking association, will be the trustee under the Pooling and Servicing Agreement. The depositor and the master servicer may maintain other banking relationships in the ordinary course of business with the trustee. The trustee’s corporate trust office is located at 452 Fifth Avenue, New York, New York 10018, Attention: Corporate Trust, Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4 or at such other address as the trustee may designate from time to time.

HSBC Bank USA, National Association, has been, and currently is serving as trustee for numerous securities transactions involving similar pool assets to those found in this transaction.

The trustee, prior to the occurrence of an event of default and after the curing or waiving of all events of default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreement as duties of the trustee, including:

1.

Upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments which are specifically required to be furnished to the trustee pursuant to the Pooling and Servicing Agreement, the trustee (or the related custodian, if applicable) will be required to examine them to determine whether they are in the required form; provided, however, that the trustee will not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished hereunder; and provided, further, that the trustee will not be responsible for the accuracy or verification of any calculation provided to it pursuant to the Pooling and Servicing Agreement.

2.

The trustee will be required to promptly remit to the servicer any complaint, claim, demand, notice or other document (collectively, the “Notices”) delivered to the trustee as a consequence of the assignment of any Mortgage Loan hereunder and relating to the servicing of the Mortgage Loans; provided that any such notice (i) is delivered to the trustee at its Corporate Trust Office, (ii) contains information sufficient to permit the trustee to make a determination that the real property to which such document relates is a Mortgaged Property (as defined in the Pooling and Servicing Agreement). The trustee will have no duty under the Pooling and Servicing Agreement with respect to any Notice it may receive or which may be alleged to have been delivered to or served upon it unless such Notice is delivered to it or served upon it at its Corporate Trust Office and such Notice contains the information required pursuant to clause (ii) of the preceding sentence.

3.

Except for those actions that the trustee is required to take under the Pooling and Servicing Agreement, the trustee will not have any obligation or liability to take any action or to refrain from taking any action in the absence of written direction as provided in the Pooling and Servicing Agreement.

If an Event of Default has occurred and has not been cured or waived, the trustee will be required to exercise such of the rights and powers vested in it by the Pooling and Servicing Agreement, using the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of his own affairs.

Without limiting the generality of the foregoing, if an Event of Default occurs, the trustee will be required to, at the direction of at least 51% of the Voting Rights, by notice in writing to the master servicer and to the depositor, with a copy to each rating agency, terminate all of the rights and obligations of the master servicer in its capacity as master servicer under the Pooling and Servicing Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the master servicer of such written notice, all authority and power of the master servicer with respect to the Certificates (other than as a holder of any Certificate) or the Mortgage Loans or otherwise including, without limitation, the compensation payable to the master servicer under the Pooling and Servicing Agreement, will pass to and be vested in the trustee, and, without limitation, the trustee will be authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the master servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Notwithstanding the foregoing, the trustee will be permitted to, if it is unwilling to so to act, or will be required to, if it is legally unable to act, appoint, or petition a court of competent jurisdiction to appoint, a successor master servicer in accordance with the terms of the Pooling and Servicing Agreement.

To the extent that the costs and expenses of the trustee related to the termination of the master servicer, appointment of a successor master servicer or the transfer and assumption of the master servicing by the trustee (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the master servicer as a result of an Event of Default and (ii) all costs and expenses associated with the complete transfer of the master servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor master servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor master servicer to master service the Mortgage Loans in accordance with the Pooling and Servicing Agreement) are not fully and timely reimbursed by the terminated master servicer, the trustee will be entitled to reimbursement of such costs and expenses from the Distribution Account.

For further discussion of the duties of the trustee, see “Description of the Agreements—Material Terms of the Pooling and Servicing Agreements and Underlying Servicing Agreements—Duties of the Trustee” in the prospectus.

The master servicer will pay the trustee’s fee to the trustee in respect of its obligations under the Pooling and Servicing Agreement. The Pooling and Servicing Agreement will provide that the trustee and any director, officer, employee or agent of the trustee will be indemnified by the trust and will be held harmless against any loss, liability, expense or cost including, without limitation, attorneys fees and expenses (not including expenses and disbursements incurred or made by the trustee in the ordinary course of the trustee’s performance in accordance with the provisions of the Pooling and Servicing Agreement) incurred by the trustee in connection with any pending or threatened legal action or arising out of or in connection with the acceptance or administration of its obligations and duties under the Pooling and Servicing Agreement, the Certificates or the Custodial Agreement, other than any loss, liability or expense (i) resulting from a breach of the obligations and duties of the servicer under the Pooling and Servicing Agreement (for which the trustee receives indemnity from the servicer) or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the trustee’s duties under the Pooling and Servicing Agreement, the Certificates or the Custodial Agreement or by reason of reckless disregard, of the trustee’s obligations and duties under the Pooling and Servicing Agreement, the Certificates or the Custodial Agreement.

The trustee may resign at any time, in which event the depositor will be obligated to appoint a successor trustee acceptable to the NIMS Insurer. The depositor or the NIMS Insurer, if any, may also remove the trustee if the trustee ceases to be eligible to continue under the Pooling and Servicing Agreement or if the trustee becomes insolvent. Upon becoming aware of the circumstances, the depositor will be obligated to appoint a successor trustee acceptable to the NIMS Insurer. The trustee may also be removed at any time by the holders of the certificates evidencing not less a majority of the voting rights in the trust fund or the NIMS Insurer, if any. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.  If the trustee resigns or is removed by the depositor, the expenses associated with the change of trustee will be paid from the Distribution Accounts.  If the trustee is removed by holders of certificates or the NIMS Insurer, if any, such holders or the NIMS Insurer, as applicable, will be responsible for paying any compensation payable to a successor trustee, in excess of the amount paid to the predecessor trustee.

The trustee and any director, officer, employee or agent of the trustee will be indemnified and held harmless against any loss, liability or expense as set forth in the Pooling and Servicing Agreement.

 THE CREDIT RISK MANAGER

Clayton Fixed Income Services Inc., as credit risk manager for the trust, will monitor the performance of the servicers, and make recommendations to the monitored servicers (except Countrywide Servicing) regarding certain delinquent and defaulted Mortgage loans and will report to the depositor on the performance of such Mortgage Loans, pursuant to a Credit Risk Management Agreement to be entered into by the credit risk manager and each monitored servicer and/or the master servicer on or prior to the Closing Date.  The credit risk manager will rely upon mortgage loan data that is provided to it by the monitored servicers and/or master servicer in performing its advisory and monitoring functions.  The credit risk manager will be entitled to receive a “Credit Risk Manager’s Fee” until the termination of the trust or until its removal by a vote of at least 66 2/3% of the certificateholders.  Such fee will be paid by the trust and will be equal to one-twelfth of the product of 0.009% and the then current aggregate principal balance of the Mortgage Loans.

 POOLING AND SERVICING AGREEMENT

General

The certificates will be issued under the Pooling and Servicing Agreement, a form of which is filed as an exhibit to the registration statement.  A Current Report on Form 8-K relating to the certificates containing a copy of the Pooling and Servicing Agreement as executed will be filed by the depositor with the Securities and Exchange Commission within fifteen days of the initial issuance of the certificates. The trust fund created under the Pooling and Servicing Agreement will consist of (i) all of the depositor’s right, title and interest in the Mortgage Loans, the related mortgage notes, mortgages and other related documents; (ii) all payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date together with any proceeds of the Mortgage Loans; (iii) any Mortgaged Properties acquired on behalf of certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received on these mortgaged properties; (iv) the rights of the trustee under all insurance policies required to be maintained under the Pooling and Servicing Agreement; (v) the rights of the depositor under the Mortgage Loan Purchase Agreements, the Servicing Agreements and the assignment; assumption and recognition agreements related to the Servicing Agreements; and (vi) the Reserve Fund and any amounts on deposit in the Reserve Fund and any proceeds thereof.

The Floor Agreement and the right to any Floor Payment made by the Floor Provider, the Class I-A-1B Swap Agreement and the right to any Net Class I-A-1B Swap Provider Payment or Swap Termination Payment made by the Class I-A-1B Swap Provider, the Class A-2A Swap Agreement and the right to any Net Class A-2A Swap Provider Payment or Swap Termination  Payment made by the Class A-2A Swap Provider and the Certificate Swap Agreement and the right to any Net Certificate Swap Provider Payment or Swap Termination Payment made by the Certificate Swap Provider thereunder are not assets of the trust, but instead are assets of the separate Supplemental Interest Trust.

The NIMS Insurer, if any, will be a third party beneficiary of the Pooling and Servicing Agreement to the extent set forth in the Pooling and Servicing Agreement.  In addition, the NIMS Insurer, if any, will have specified rights under the Pooling and Servicing Agreement including, but not limited to, the rights set forth under “Risk Factors—Rights of the NIMS Insurer” in this prospectus supplement.

Reference is made to the prospectus for important information in addition to that set forth in this prospectus supplement regarding the trust fund, the terms and conditions of the Pooling and Servicing Agreement and the Offered Certificates. The depositor will provide to a prospective or actual certificateholder without charge, on written request, a copy, without exhibits, of the Pooling and Servicing Agreement. Requests should be addressed to ACE Securities Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211.

Assignment of the Mortgage Loans

The depositor will acquire all of the Mortgage Loans included in the Mortgage Pool pursuant to a mortgage loan purchase agreement, the (“Mortgage Loan Purchase Agreement”), to be dated as of June 29, 2007, between the sponsor and the depositor.  The Mortgage Loans were previously purchased by the sponsor either directly or indirectly from the originators.  See “Description of the Mortgage Pool–Underwriting Standards” in this prospectus supplement.

Pursuant to the terms of the Mortgage Loan Purchase Agreement, the sponsor will make certain representations and warranties with respect to the Mortgage Loans, which the depositor will assign to the trustee for the benefit of the certificateholders.  If the sponsor breaches any of the representations and warranties with respect to any Mortgage Loan which materially and adversely affects (i) the value of any of the Mortgage Loans actually delivered or (ii) the interests of the certificateholders therein, the sponsor will be obligated to cure such breach in all material respects or repurchase the Mortgage Loan or any property acquired in respect thereof.

In addition, the depositor will make representations and warranties regarding the Mortgage Loans in the Pooling and Servicing Agreement, but its assignment of the Mortgage Loans to the trustee will be without recourse and the depositor’s obligations relating to the Mortgage Loans will be limited to the representations and warranties made by it under the Pooling and Servicing Agreement.  If the depositor breaches any of the representations and warranties with respect to any Mortgage Loan which breach materially and adversely affects the interests of the certificateholders in the related Mortgage Loan, the depositor will be obligated to cure such breach in all material respects or repurchase the Mortgage Loan or any property acquired in respect thereof.

On the Closing Date, the depositor will transfer to the trust all of its right, title and interest in and to each Mortgage Loan, the related mortgage note, mortgage, assignment of mortgage in recordable form to the trustee and other related documents (collectively, the “Related Documents”), including all scheduled payments with respect to each such Mortgage Loan due after the Cut-Off Date. The trustee, concurrently with such transfer, will deliver the certificates to the depositor.  Each Mortgage Loan transferred to the trust will be identified on a schedule delivered to the trustee pursuant to the Pooling and Servicing Agreement. The mortgage loan schedule will include information such as the principal balance of each Mortgage Loan as of the Cut-Off Date, as applicable, its mortgage interest rate as well as other information with respect to each Mortgage Loan.

The Pooling and Servicing Agreement will require that, within the time period specified therein, the depositor will deliver or cause to be delivered to the trustee (or the related custodian, as the trustee’s agent for such purpose) the original mortgages and original mortgage notes endorsed in blank.  If such original is not available or is lost, the depositor may, in lieu of delivery of the original mortgage or mortgage note, deliver or cause to be delivered true and correct copies thereof, and, with respect to a lost mortgage note, a lost note affidavit.

On or prior to the Closing Date, the trustee or the related custodian on its behalf will review the Related Documents pursuant to the Pooling and Servicing Agreement.  If any Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the sponsor by the trustee or the related custodian, the sponsor will be required to either (i) substitute for such Mortgage Loan pursuant to the Pooling and Servicing Agreement; provided, however, that such substitution is permitted only within two years of the Closing Date and may not be made unless an opinion of counsel is provided to the trustee, the master servicer and the depositor to the effect that such substitution will not disqualify any REMIC (as defined in the Pooling and Servicing Agreement) as a REMIC or result in a prohibited transaction tax under the Internal Revenue Code or (ii) purchase such Mortgage Loan at a price (the “Purchase Price”) equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest thereon at the mortgage interest rate from the date interest was last paid by the mortgagor to the next scheduled due date, plus the amount of any unreimbursed Advances and servicing advances made by the applicable servicer and/or the master servicer plus all unreimbursed costs and damages incurred by the trust and the trustee in connection with any violation of any such Mortgage Loan of any predatory or abusive lending law.  The Purchase Price will be remitted to the securities administrator for deposit in the related Distribution Account no later than the day prior to the related Distribution Date. The obligation of the sponsor to repurchase or substitute for a deleted Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the certificateholders.

Voting Rights

At all times, 98% of all voting rights will be allocated among the holders of the Senior Certificates, the Mezzanine Certificates and the Class CE-1 Certificates in proportion to the then outstanding Certificate Principal Balances of their respective certificates, 1% of all voting rights will be allocated to the holders of the Class P Certificates in proportion to the then outstanding Certificate Principal Balances of their respective certificates, 1% of all voting rights will be allocated to the holders of the Residual Certificates.  The initial owner of the Residual Certificates is Deutsche Bank Securities Inc.

Optional Termination

The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the certificates are described in “Description of the Securities–Termination” in the prospectus. The master servicer will have the right to purchase all remaining Mortgage Loans and any properties acquired in respect thereof and thereby effect early retirement of the certificates on any Distribution Date (each such date, an “Optional Termination Date”) following the Due Period during which the aggregate principal balance of the Mortgage Loans and properties acquired in respect thereof remaining in the trust fund at the time of purchase is reduced to less than or equal to 10% of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-Off Date; provided, that the optional termination will only occur if the Termination Price (as defined below) is sufficient to pay all interest accrued on, as well as all amounts necessary to retire the principal balance of, each class of notes issued pursuant to an indenture that are insured by the NIMS Insurer, if any.  In the event the master servicer exercises its option, the purchase price payable in connection with the option will be equal to par with respect to the Mortgage Loans and the fair market value of all properties acquired by the trust in respect of any Mortgage Loans, plus accrued interest for each Mortgage Loan at the related mortgage rate to but not including the first day of the month in which the repurchase price is distributed, together with (to the extent not covered by the foregoing) all amounts due and owing to the trustee, the servicers, the master servicer, the custodians and the securities administrator as of the termination date, and any Net Securities Administrator Certificate Swap Payment or Swap Termination Payment (not due to a Swap Provider Trigger Event) payable to the Certificate Swap Provider pursuant to the Certificate Swap Agreement, any Adjusted Net Securities Administrator Class I-A-1B Swap Payment or Swap Termination Payment (not due to a Swap Provider Trigger Event) payable to the Class I-A-1B Swap Provider pursuant to the Class I-A-1B Swap Agreement, and any Adjusted Net Securities Administrator Class A-2A Swap Payment or Swap Termination Payment (not due to a Swap Provider Trigger Event) payable to the Class A-2A Swap Provider pursuant to the Class A-2A Swap Agreement (the “Termination Price”).  In the event the master servicer exercises this option, the purchase price, will be distributed to certificateholders, to the extent of available funds, in accordance with the priorities set forth in “–Interest Distributions” and “–Principal Distributions” above.  In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the survivor of the persons named in the Pooling and Servicing Agreement.  See “Description of the Securities–Termination” in the prospectus.

The securities administrator will be required to give notice of any termination to the certificateholders, upon which the certificateholders will surrender their Certificates to the securities administrator for payment of the final distribution and cancellation. Such notice will be given by letter, mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, and will specify (i) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the securities administrator therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the securities administrator therein specified.

In the event such notice is given in connection with the purchase of all of the Mortgage Loans by the master servicer, the master servicer will deliver to the securities administrator for deposit in the Distribution Account not later than the business day prior to the Distribution Date on which the final distribution on the Certificates is to be made, an amount in immediately available funds equal to the above-described Termination Price.  The securities administrator will remit to the servicers, the master servicer, the trustee, the custodians, the Certificate Swap Provider, the Class I-A-1B Swap Provider and the Class A-2A Swap Provider from such funds deposited in the Distribution Account (i) any amounts which the servicers would be permitted to withdraw and retain from the Collection Account as if such funds had been deposited therein (including all unpaid Servicing Fees and all outstanding Advances and Servicing Advances) and (ii) any other amounts otherwise payable by the securities administrator to the servicers, the master servicer, the trustee, the custodians, the Certificate Swap Provider, the Class I-A-1B Swap Provider and the Class A-2A Swap Provider from amounts on deposit in the Distribution Account pursuant to the terms of the Pooling and Servicing Agreement prior to making any final distributions to certificateholders. Upon certification to the trustee by the securities administrator of the making of such final deposit, the trustee will promptly release or cause to be released to the master servicer the Mortgage Files for the remaining Mortgage Loans, and the trustee will execute all assignments, endorsements and other instruments delivered to it and necessary to effectuate such transfer.

Upon presentation of the Certificates by the certificateholders on the final Distribution Date, the securities administrator will distribute to each Certificateholder so presenting and surrendering its Certificates the amount otherwise distributable on such Distribution Date in respect of the Certificates so presented and surrendered. Any funds not distributed to any holder or holders of Certificates being retired on such Distribution Date because of the failure of such holder or holders to tender their Certificates will, on such date, be set aside and held in trust and credited to the account of the appropriate non-tendering holder or holders. If any Certificates as to which notice has been given are not surrendered for cancellation within six months after the time specified in such notice, the securities administrator will mail a second notice to the remaining non-tendering certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates have not been surrendered for cancellation, the securities administrator will, directly or through an agent, mail a final notice to the remaining non-tendering certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the funds in trust and of contacting such certificateholders will be paid out of the assets remaining in the trust fund. If within one (1) year after the final notice any such Certificates have not been surrendered for cancellation, the securities administrator will pay to the depositor all such amounts, and all rights of non-tendering certificateholders in or to such amounts will thereupon cease. No interest will accrue or be payable to any certificateholder on any amount held in trust by the securities administrator as a result of such certificateholder’s failure to surrender its Certificate(s) on the final Distribution Date for final payment thereof. Any such amounts held in trust by the securities administrator will be held uninvested in an eligible account.

In the event that the master servicer purchases all the Mortgage Loans or upon the final payment on or other liquidation of the last Mortgage Loan, the trust fund will be terminated in accordance with the following additional requirements:

(i)

The securities administrator will specify the first day in the 90-day liquidation period in a statement attached to each trust REMIC’s final tax return pursuant to Treasury regulation Section 1.860F-1 and will satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an opinion of counsel obtained by and at the expense of the master servicer;

(ii)

During such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the trustee will sell all of the assets of REMIC I to the master servicer for cash; and

(iii)

At the time of the making of the final payment on the Certificates, the securities administrator will distribute or credit, or cause to be distributed or credited, to the holders of the Residual Certificates all cash on hand in the trust fund (other than cash retained to meet claims), and the trust fund will terminate at that time.

At the expense of the master servicer (or if the trust fund is being terminated as a result of the Last Scheduled Distribution Date, at the expense of the trust fund), the master servicer will prepare or cause to be prepared the documentation required in connection with the adoption of a plan of liquidation of each trust REMIC.

By their acceptance of Certificates, the holders thereof hereby agree to authorize the securities administrator to specify the 90-day liquidation period for each trust REMIC, which authorization will be binding upon all successor certificateholders.

Reports to Certificateholders

On each Distribution Date, the securities administrator will make available to each certificateholder and the depositor a statement generally setting forth, among other information:

1.

the applicable Interest Accrual Periods and general Distribution Dates;

2.

the total cashflows received and the general sources thereof;

3.

the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

4.

the amount of the related distribution to holders of the Offered Certificates (by class) allocable to principal, separately identifying (A) the aggregate amount of any principal prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) any Overcollateralization Increase Amount included therein;

5.

the amount of such distribution to holders of the Offered Certificates (by class) allocable to interest;

6.

the Interest Carry Forward Amounts and any Net WAC Rate Carryover Amounts for the related Offered Certificates, if any;

7.

the Certificate Principal Balance of the related Offered Certificates before and after giving effect to the distribution of principal and allocation of Allocated Realized Loss Amounts on such distribution date;

8.

the number and Scheduled Principal Balance of all the Mortgage Loans for the following Distribution Date;

9.

the Pass-Through Rate for each class of Offered Certificates for such Distribution Date;

10.

the aggregate amount of Advances included in the distributions on the Distribution Date (including the general purpose of such Advances);

11.

the number and aggregate principal balance of any Mortgage Loans (A) that were delinquent (exclusive of Mortgage Loans in foreclosure) using the “OTS” method (1) one scheduled payment, (2) two scheduled payments and (3) three scheduled payments and (B) as to which foreclosure proceedings have been commenced, and loss information for the period;

12.

the amount of, if any, of excess cashflow or excess spread and the application of such excess cashflow;

13.

with respect to any Mortgage Loan that was liquidated during the preceding calendar month, the loan number and scheduled principal balance of, and Realized Loss on, such Mortgage Loan as of the end of the related Prepayment Period;

14.

whether the Stepdown Date has occurred or whether a Trigger Event is in effect;

15.

the total number and principal balance of any real estate owned, or REO, properties as of the end of the related Prepayment Period;

16.

the cumulative Realized Losses through the end of the preceding month;

17.

the three-month rolling average of the percentage equivalent of a fraction, the numerator of which is the aggregate scheduled principal balance of the Mortgage Loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the scheduled principal balances of all of the Mortgage Loans;

18.

the amount of the Prepayment Charges remitted by the servicer;

19.

the amount of any Floor Payment payable to the trust;

20.

the amount of any Net Certificate Swap Provider Payment payable to the Supplemental Interest Trust, any Net Securities Administrator Certificate Swap Payment payable to the Certificate Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Certificate Swap Provider and any Swap Termination Payment payable to the Certificate Swap Provider;

21.

the amount of any Net Class I-A-1B Swap Provider Payment payable to the Supplemental Interest Trust, any Adjusted Net Class I-A-1B Securities Administrator Swap Payment payable to the Class I-A-1B Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Class I-A-1B Swap Provider and any Swap Termination Payment payable to the Class I-A-1B Swap Provider; and

22.

the amount of any Net Class A-2A Swap Provider Payment payable to the Supplemental Interest Trust, any Adjusted Net Class A-2A Securities Administrator Swap Payment payable to the Class A-2A Swap Provider, any Swap Termination Payment payable to the Supplemental Interest Trust by the Class A-2A Swap Provider and any Swap Termination Payment payable to the Class A-2A Swap Provider.

On each Distribution Date, the securities administrator will make the monthly statement (and, at its option, any additional files containing the same information in an alternative format) available each month via the securities administrator’s internet website, initially located at www.ctslink.com.  Assistance in using the website can be obtained by calling the securities administrator’s customer service desk at (866) 846-4526. Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the securities administrator’s customer service desk and indicating such.  The securities administrator will have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the certificateholders and the depositor and the securities administrator will provide timely and adequate notification to the certificateholders and the depositor regarding any such changes.

The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports, in each case prepared and filed by the securities administrator with respect to the trust pursuant to section 13(a) or 15(d) of the Exchange Act, will be made available on the website of the securities administrator as soon as reasonably practicable after such material is electronically filed with, or furnished to, the Securities and Exchange Commission.

In addition, within a reasonable period of time after the end of each calendar year, the securities administrator will, upon written request, prepare and deliver to each holder of record of a Certificate during the previous calendar year a statement containing information necessary to enable certificateholders to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant.

 PREPAYMENT AND YIELD CONSIDERATIONS

The yield to maturity of each class of Offered Certificates will depend upon, among other things, the price at which such certificates are purchased, the applicable interest rate, the actual characteristics of the Mortgage Loans, the rate and timing of principal payments (including principal prepayments) on the related Mortgage Loans and the rate of liquidations on the related Mortgage Loans.

The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing mortgage rates fall significantly below the mortgage rates on the Mortgage Loans, the rate of prepayment and refinancing would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the mortgage rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of the certificates. See “Yield Considerations” in the prospectus.

The rate of principal payments on the certificates entitled to receive principal is directly related to the rate of principal payments on the related Mortgage Loans, which may be in the form of scheduled payments or principal prepayments.  See “Risk Factors” in this prospectus supplement and “Yield Considerations” in the prospectus. A higher than anticipated rate of principal prepayments would reduce the principal balance of the related Mortgage Loans more quickly than expected.  As a result, interest payments with respect to the related Mortgage Loans would be substantially less than expected; therefore, a higher rate of principal prepayments could result in a lower than expected yield to maturity on each class of certificates purchased at a premium, and in certain circumstances such investors may not fully recoup their initial investments.  Conversely, a lower than anticipated rate of principal prepayments with respect to the related Mortgage Loans would reduce the return to investors on any class of certificates purchased at a discount, in that principal payments with respect to the related Mortgage Loans would occur later than anticipated.  There can be no assurance that certificateholders will be able to reinvest amounts received with respect to the certificates at a rate which is comparable to the interest rate on their certificates.  Investors should fully consider all of the associated risks.

The rate of principal payments on the certificates, the aggregate amount of distributions on such certificates and the yield to maturity of such certificates will be related to the rate and timing of payments of principal on the related Mortgage Loans, as applicable. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the related Mortgage Loans as they change from time to time by the rate of principal prepayments thereon (including for this purpose, payments resulting from refinancings, liquidations of the related Mortgage Loans due to defaults, casualties, condemnations and repurchases, whether optional or required, by the depositor or the sponsor).

The negative amortization feature of the Mortgage Loans may affect the yields on the certificates.  As a result of the negative amortization of the Mortgage Loans, the pass-through rates on the Group I Senior Certificates, Group II Senior Certificates, Group III Senior Certificates, Mezzanine Certificates and Components may be limited by the related Net WAC Pass-Through Rate as described in this prospectus supplement under “Description of the Certificates—Glossary of Definitions Relating to the Priority of Distributions.”  During periods in which the outstanding principal balance of a Mortgage Loan is increasing due to the addition of Deferred Interest, the increasing principal balance of that Mortgage Loan may approach or exceed the value of the related mortgaged property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such Mortgage Loan that is required to be liquidated.  Furthermore, each Mortgage Loan provides for the payment of any remaining unamortized principal balance of such Mortgage Loan (due to the addition of Deferred Interest, if any, to the principal balance of such Mortgage Loan) in a single payment at the maturity of the Mortgage Loan.  Because the borrowers may be required to make a larger single payment upon maturity, it is possible that the default risk associated with the Mortgage Loans is greater than that associated with fully amortizing mortgage loans.

Prepayments, liquidations and repurchases of Mortgage Loans will result in distributions in respect of principal to the holders of the class or classes of related certificates then entitled to receive distributions that otherwise would be distributed over the remaining terms of the related Mortgage Loans. Since the rates of payment of principal on the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of any class of certificates may vary from the anticipated yield will depend upon the degree to which the certificates are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to prepayments on the related Mortgage Loans. Further, an investor should consider, in the case of any certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the related Mortgage Loans could result in an actual yield to the investor that is lower than the anticipated yield. In the case of any such certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to the investor that is lower than the anticipated yield. In general, the earlier prepayments of principal are made on the related Mortgage Loans, the greater the effect on the yield to maturity of the related certificates. As a result, the effect on an investor’s yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all of the Mortgage Loans will prepay at the same rate. Moreover, the timing of prepayments on the Mortgage Loans may significantly affect the yield to maturity on the related certificates, even if the average rate of principal payments experienced over time is consistent with an investor’s expectation.

In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. In addition, default rates may be higher for mortgage loans used to refinance an existing mortgage loan. In the event of a mortgagor’s default on a Mortgage Loan, there can be no assurance that recourse will be available beyond the specific Mortgaged Property pledged as security for repayment.

Principal Prepayments and Compensating Interest

When a mortgagor prepays a mortgage loan in full or in part, the mortgagor pays interest on the amount prepaid only to the date of prepayment, instead of for the entire month.  In addition, when a mortgagor makes a partial principal prepayment, together with its scheduled monthly payment, the principal balance of the Mortgage Loan is reduced by the amount of the partial principal prepayment as of such Due Date.

The servicers will pay Compensating Interest in the manner and to the extent set forth in the following sentence to reduce the adverse effect on certificateholders from the deficiency in interest collected as a result of prepayments in full or in part on the related Mortgage Loans.

Each servicer will be required to deposit into the related Custodial Account, prior to distribution to the master servicer for any Distribution Date, Compensating Interest, which, with respect to Countrywide Servicing, is an amount equal to the least of of (x) any shortfall in interest collections for the related month resulting from prepayments in full or in part on the related Mortgage Loans made during the related Prepayment Period, (y) one-half of the aggregate Servicing Fee payable to Countrywide Servicing for the related Due Period and (z) the aggregate Servicing Fee actually received by Countrywide Servicing for the related Due Period.

In the event that the servicers fail to pay the amount of any Compensating Interest required to be paid by them on any Distribution Date, the master servicer will be required to pay the lesser of the amount required to be paid by the servicers and not so paid and the aggregate compensation payable to the master servicer for such Distribution Date.

To the extent that the amount allocated to pay Compensating Interest is insufficient to cover the deficiency in interest payable as a result of a full or partial principal prepayment on a Mortgage Loan, such deficiency will be allocated to the certificates as described under “Description of the Certificates–Interest Distributions”.  In addition, any deficiencies in interest due to the application of the Relief Act will be allocated to the certificates as described under “Description of the Certificates –Interest Distributions”.

Certificates

Because principal distributions are paid to certain classes of Certificates before other classes, holders of offered certificates having a later priority of payment bear a greater risk of losses than holders of classes having earlier priorities for distribution of principal. This is because the certificates having a later priority of payment will represent an increasing percentage interest in the trust fund during the period prior to the commencement of distributions of principal on these certificates. As described under “Description of the Certificates–Principal Distributions” herein, prior to the Stepdown Date, all principal payments on the Mortgage Loans will be allocated to the Senior Certificates (except on the Distribution Date on which the Certificate Principal Balances of the Senior Certificates are reduced to zero). Thereafter, as further described herein, during certain periods, subject to certain delinquency triggers described in this prospectus supplement, all principal payments on the Mortgage Loans will be allocated among the Senior Certificates entitled to principal in the priorities described under “Description of the Certificates–Principal Distributions” in this prospectus supplement.

Weighted Average Life

Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of that security will be repaid to the investor. The weighted average life of the certificates will be influenced by the rate at which principal on the related Mortgage Loans is paid, which may be in the form of scheduled payments or prepayments (including repurchases and prepayments of principal by the mortgagor as well as amounts received by virtue of condemnation, insurance or foreclosure with respect to the related Mortgage Loans), and the timing of these payments.

Prepayment Speed Assumption and Modeling Assumptions

Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model (the “Prepayment Assumption”).  The Prepayment Assumption used in the prospectus supplement with respect to the Mortgage Loans (“CPR”) assumes a prepayment for the Mortgage Loans of 25% CPR.  To assume 25% CPR or any other CPR percentage is to assume that the stated percentage of outstanding principal balance of the pool is prepaid over the course of a year.  No representation is made that the Mortgage Loans will prepay in accordance with such prepayment model or any other rate.

CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Pool, and there is no assurance that the Mortgage Loans will prepay at any given percentage of CPR.  The actual rate of principal prepayments on the Mortgage Loans may be influenced by a variety of economic, geographic, social and other factors.  In general, if prevailing interest rates fall significantly below the interest rates on the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on the Mortgage Loans.  Conversely, if interest rates rise above the interest rates on the Mortgage Loans, the rate of prepayment would be expected to decrease.  A comparatively low interest rate environment may result in a higher-than-expected rate of prepayments on the Mortgage Loans and an earlier than expected retirement of the related certificates.

The depositor makes no representation as to the specific factors that will affect the prepayment of the Mortgage Loans or the relative importance of such factors.  Factors not identified by the depositor or discussed in this prospectus supplement may significantly affect the prepayment rate of the Mortgage Loans.  In particular, the depositor makes no representation as to the percentage of the principal amount of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment.

The tables entitled “Percent of Initial Certificate Principal Balance Outstanding at Various Percentages of CPR” have been prepared on the basis of the characteristics of the Mortgage Loans that are expected to be included in the Mortgage Pool, as described under “Description of the Mortgage Pool” and assuming, among other things, the following modeling assumptions (collectively, the “Modeling Assumptions”).  All computational materials will be prepared on the basis of the following Modeling Assumptions:

•

scheduled payments on all Mortgage Loans are received on the first day of each month beginning in July 2007 and are computed prior to giving effect to any prepayments received in the prior month;

•

prepayments representing prepayments in full on the Mortgage Loans are received on the last day of each month, beginning in June 2007 and include a full month’s interest thereon;

•

there are no defaults or delinquencies on the related Mortgage Loans;

•

optional termination of the REMIC does not occur unless otherwise indicated;

•

the related Mortgage Loans prepay at the indicated constant percentages of CPR;

•

the date of issuance for the certificates is June 29, 2007;

•

cash distributions are received by the related certificateholders on the 25th day of each month when due beginning in July 2007;

•

the initial principal and interest payment until the next payment reset is set forth in the following table;

•

the scheduled monthly payments for each related Mortgage Loan are computed based upon its unpaid principal balance, mortgage interest rate and amortized remaining term, such that the related Mortgage Loan will fully amortize on its maturity date after the payment recast date, except that the scheduled monthly payment for each of the Hybrid Option ARM Loans and Fixed-Rate Payment Option Loans will be an interest only payment to and including its 120th payment;

•

the Certificate Principal Balance of the Class P Certificates is assumed to be zero;

•

One-Month LIBOR remains constant at 5.320% per annum;

•

Six-Month LIBOR remains constant at 5.370% per annum;

•

One-Year LIBOR remains constant at 5.330% per annum;

•

One-Year MTA remains constant at 5.027% per annum;

•

Eleventh District COFI remains constant at 4.299% per annum; and

•

the Mortgage Loans were aggregated into assumed Mortgage Loans having the following characteristics:

Assumed Loan Characteristics for the Mortgage Loans

Loan ID	Group	Current Principal Balance ($)	Original Principal Balance ($)	Remaining Amortization Term (Months)	Remaining Term to Maturity (Months)	Age (Months)	Mortgage Rate (%)	Net Mortgage Rate (%)	Index Type	Gross Margin (%)	Maximum Mortgage Rate (%)
1	1	5,323,828.60	5,316,335.00	479	479	1	6.9513033996	6.5673033996	One-Year LIBOR	2.2500000000	11.9513033996
2	1	186,200.00	186,200.00	480	480	0	5.7500000000	5.3660000000	One-Year LIBOR	2.2500000000	10.7500000000
3	1	1,032,473.78	1,030,500.00	479	479	1	7.5060728612	7.1220728612	One-Year LIBOR	2.2500000000	12.5060728612
4	1	11,192,435.60	11,190,400.00	480	480	0	6.9768685444	6.5743320964	One-Year LIBOR	2.2500000000	11.9768685444
5	1	8,689,827.92	8,680,800.00	480	480	0	6.8965017992	6.4863754015	One-Year LIBOR	2.2931332038	11.8965017992
6	1	196,978.27	196,000.00	478	478	2	8.0000000000	7.6160000000	One-Year LIBOR	2.2500000000	13.0000000000
7	1	2,379,622.48	2,378,500.00	479	479	1	7.2162762725	6.8322762725	One-Year LIBOR	2.2500000000	12.2162762725
8	1	5,240,283.44	5,235,250.00	480	480	0	6.7655061925	6.3815061925	One-Year LIBOR	2.2500000000	11.7655061925
9	1	5,978,031.80	5,969,000.00	479	479	1	7.2639604947	6.8322658672	One-Year LIBOR	2.3058921416	12.2639604947
10	1	135,000.00	135,000.00	480	480	0	7.7500000000	7.3660000000	One-Year LIBOR	2.2500000000	12.7500000000
11	1	4,446,851.29	4,442,200.00	359	359	1	7.0987106958	6.6373164330	One-Year LIBOR	2.3406964018	12.1894070976
12	1	315,221,223.08	314,962,045.93	360	360	0	7.1884651264	6.7953288878	One-Year LIBOR	2.2607068513	12.1884651264
13	1	205,700.00	205,700.00	360	360	0	8.2500000000	7.8660000000	One-Year LIBOR	2.2500000000	13.2500000000
14	1	1,554,068.83	1,550,796.00	359	359	1	6.9265719790	6.5425719790	One-Year LIBOR	2.2500000000	11.9265719790
15	1	128,800.00	128,800.00	360	360	0	6.8750000000	6.4910000000	One-Year LIBOR	2.2500000000	11.8750000000
16	1	745,462.31	744,000.00	359	359	1	6.5000000000	6.1160000000	One-Year LIBOR	2.2500000000	11.5000000000
17	1	1,275,000.00	1,275,000.00	360	360	0	7.0000000000	6.6160000000	One-Year LIBOR	2.2500000000	12.0000000000
18	1	500,450.00	500,450.00	360	360	0	6.2500000000	5.8660000000	One-Year LIBOR	2.2500000000	11.2500000000
19	1	1,173,818.47	1,173,000.00	360	360	0	7.3471579351	6.8155695488	One-Year LIBOR	2.4549838699	12.3471579351
20	1	3,032,111.08	3,029,200.00	360	360	0	7.0288980417	6.6448980417	One-Year LIBOR	2.2500000000	12.0288980417
21	1	195,315,650.94	195,308,226.00	360	360	0	6.9688094952	6.5803166909	One-Year LIBOR	2.2558578255	11.9688094952
22	1	141,876,401.38	141,696,399.00	359	359	1	6.9427682340	6.5462117364	One-Year LIBOR	2.2657942692	11.9427682340
23	1	656,250.00	656,250.00	360	360	0	8.0000000000	7.6160000000	One-Year LIBOR	2.2500000000	13.0000000000
24	1	1,586,300.00	1,586,300.00	360	360	0	7.1463468449	6.7623468449	One-Year LIBOR	2.2500000000	12.1463468449
25	1	472,968.81	472,000.00	359	359	1	6.7500000000	6.3660000000	One-Year LIBOR	2.2500000000	11.7500000000
26	1	1,067,300.00	1,067,300.00	360	360	0	7.7555045442	7.3715045442	One-Year LIBOR	2.2500000000	12.7555045442
27	1	603,590.61	602,500.00	359	359	1	6.2422352586	5.8582352586	One-Year LIBOR	2.2500000000	11.2422352586
28	1	861,765.21	860,000.00	359	359	1	6.7500000000	6.3660000000	One-Year LIBOR	2.2500000000	11.7500000000
29	1	15,371,546.39	15,362,060.00	360	360	0	7.1287084102	6.7447084102	One-Year LIBOR	2.2754236293	12.1287084102
30	1	74,071,118.46	74,048,273.00	360	360	0	7.1547634344	6.7515172285	One-Year LIBOR	2.2763736398	12.1547634344
31	1	60,156,690.98	60,055,199.00	359	359	1	7.1158211825	6.6904988518	One-Year LIBOR	2.2955350261	12.1158211825
32	1	4,467,947.37	4,459,200.00	359	359	1	7.0906692146	6.7066692146	One-Year LIBOR	2.2500000000	12.0906692146
33	1	2,496,220.00	2,495,100.00	360	360	0	6.9720441107	6.5880441107	One-Year LIBOR	2.2500000000	11.9720441107
34	1	1,752,350.00	1,752,350.00	360	360	0	7.3659871030	6.9819871030	One-Year LIBOR	2.2500000000	12.3659871030
35	1	2,888,993.79	2,881,200.00	359	359	1	7.4252236654	7.0412236654	One-Year LIBOR	2.2500000000	12.4252236654
36	1	482,591.39	480,000.00	355	355	5	8.2500000000	7.8660000000	Six-Month LIBOR	2.2500000000	13.2500000000
37	1	757,542.75	750,000.00	356	356	4	4.6250000000	4.2410000000	Six-Month LIBOR	2.2500000000	9.6250000000
38	1	169,239.20	168,000.00	357	357	3	7.0000000000	6.6160000000	Six-Month LIBOR	2.2500000000	12.0000000000
39	1	1,320,775.99	1,322,000.00	479	479	1	6.4090988738	6.0250988738	One-Month LIBOR	3.2568977602	9.9500000000
40	1	534,200.00	534,200.00	480	480	0	8.7500000000	8.3660000000	One-Month LIBOR	3.4000000000	9.9500000000
41	1	862,811.41	864,200.00	479	479	1	8.3471707928	7.9631707928	One-Year MTA	3.3166049514	9.9500000000
42	1	7,978,234.50	7,934,336.00	478	478	2	6.8059853203	6.4219853203	One-Year MTA	3.2774454753	9.9500000000
43	1	649,114.96	650,000.00	477	477	3	8.6250000000	8.2410000000	One-Year MTA	3.6000000000	9.9500000000
44	1	2,246,496.47	2,243,200.00	478	478	2	8.4887982625	8.1047982625	One-Month LIBOR	3.2965518624	9.9500000000
45	1	1,526,535.93	1,527,500.00	480	480	0	4.8916610974	4.2303273041	One-Month LIBOR	3.4134091407	10.2801592777
46	1	6,518,773.11	6,494,182.00	478	478	2	7.7260176869	7.2719201406	One-Year MTA	3.5082388668	10.0361505958
47	1	36,421,074.44	36,276,655.00	479	479	1	7.3966817472	6.9684707927	One-Year MTA	3.5554442949	10.0069092190
48	1	998,478.28	1,000,000.00	479	479	1	8.3750000000	7.9910000000	One-Month LIBOR	3.0000000000	9.9500000000
49	1	641,000.00	641,000.00	480	480	0	3.9481279251	3.5641279251	One-Month LIBOR	3.3927847114	9.9500000000
50	1	12,985,346.01	12,943,202.00	478	478	2	7.6344749862	7.1766877142	One-Year MTA	3.3667987316	10.0491044192
51	1	41,667,822.13	41,628,193.00	479	479	1	6.1317544620	5.7168334583	One-Year MTA	3.1411500871	9.9888614999
52	1	452,877.76	444,000.00	476	356	4	9.2500000000	8.8660000000	One-Year MTA	4.2000000000	11.9500000000
53	1	1,965,076.45	1,922,700.00	475	355	5	9.0918589045	8.7078589045	One-Year MTA	4.0771738552	11.9500000000
54	1	357,970.35	354,868.85	352	352	8	8.5000000000	8.1160000000	Eleventh District COFI	4.1500000000	9.9500000000
55	1	928,374.55	926,100.00	359	359	1	8.3859803339	8.0019803339	Eleventh District COFI	4.0587842671	9.9500000000
56	1	4,860,955.11	4,855,000.00	358	358	2	7.9147731962	7.5307731962	One-Month LIBOR	3.4000000000	9.9500000000
57	1	1,937,625.35	1,936,000.00	359	359	1	8.7990138154	8.2820469341	One-Month LIBOR	3.4742023369	10.1249564228
58	1	4,730,335.68	4,719,000.00	358	358	2	8.0664863841	7.6824863841	One-Year MTA	3.4208686585	9.9500000000
59	1	30,334,021.75	30,296,702.00	360	360	0	6.3888480672	5.9572257911	One-Year MTA	3.3453843110	10.0108235591
60	1	300,000.00	300,000.00	360	360	0	1.0000000000	0.6160000000	Eleventh District COFI	4.0000000000	9.9500000000
61	1	2,942,587.80	2,937,194.00	358	358	2	6.9523602647	6.5683602647	One-Month LIBOR	3.0883990986	10.1403086800
62	1	2,120,425.60	2,120,425.60	360	360	0	6.5030226007	6.1190226007	One-Month LIBOR	3.1047662130	9.9500000000
63	1	23,544,358.95	23,480,125.57	358	358	2	7.4514295555	6.9821376280	One-Year MTA	3.3394357874	10.0149520351
64	1	63,442,114.21	63,286,132.00	359	359	1	6.3800195527	5.9769357210	One-Year MTA	3.4524058274	9.9715132929
65	1	1,490,353.42	1,465,750.00	355	355	5	8.7430574253	8.3590574253	One-Year MTA	3.7227384101	11.2612836820
66	1	1,836,709.25	1,833,600.00	359	359	1	7.9709339250	7.3857309516	Eleventh District COFI	4.4585460116	10.2189550074
67	1	852,175.78	853,900.00	358	358	2	8.5000000000	8.1160000000	One-Month LIBOR	3.1370043578	9.9500000000
68	1	1,281,130.87	1,280,700.00	359	359	1	7.3539812486	6.9699812486	One-Month LIBOR	3.0974741406	9.9500000000
69	1	60,278,195.95	60,082,183.00	357	357	3	7.9730264623	7.5382148692	One-Year MTA	3.4169980968	10.1409442164
70	1	77,545,185.31	77,510,018.00	360	360	0	5.8926524570	5.4694279807	One-Year MTA	3.2720912250	9.9998122828
71	1	566,335.88	563,500.00	475	475	5	9.1250000000	8.7410000000	One-Year MTA	4.0500000000	9.9500000000
72	1	582,973.33	584,000.00	479	479	1	2.0000000000	1.6160000000	One-Year MTA	4.0500000000	9.9500000000
73	1	998,638.41	1,000,000.00	479	479	1	2.0000000000	1.6160000000	One-Year MTA	4.2250000000	9.9500000000
74	1	191,738.57	192,000.00	479	479	1	2.0000000000	1.6160000000	One-Year MTA	3.8000000000	9.9500000000
75	1	655,807.97	660,000.00	357	357	3	8.8750000000	8.4910000000	One-Year MTA	3.8000000000	9.9500000000
76	1	653,494.24	655,300.00	356	356	4	8.8750000000	8.4910000000	One-Year MTA	3.8000000000	9.9500000000
77	1	777,014.06	770,451.00	354	354	6	6.2609284493	5.8769284493	One-Year MTA	3.6974092911	9.9500000000
78	1	650,000.00	650,000.00	360	360	0	1.7500000000	1.3660000000	One-Year MTA	3.9250000000	9.9500000000
79	1	704,164.22	700,000.00	353	353	7	8.7750639794	8.3910639794	One-Year MTA	3.7000639794	9.9500000000
80	1	9,370,555.27	9,364,158.00	358	358	2	3.4210017590	3.0370017590	One-Year MTA	3.8535770886	9.9500000000
81	1	2,721,862.55	2,729,850.00	359	359	1	1.9929218918	1.5752827942	One-Year MTA	4.1338996037	9.9925811362
82	1	420,000.00	420,000.00	480	480	0	8.0000000000	7.6160000000	One-Year LIBOR	2.2500000000	13.0000000000
83	1	4,283,000.00	4,283,000.00	480	480	0	6.9623511557	6.5783511557	One-Year LIBOR	2.2500000000	11.9623511557
84	1	364,000.00	364,000.00	480	480	0	8.2500000000	7.8660000000	One-Year LIBOR	2.2500000000	13.2500000000
85	1	561,809.15	560,560.00	479	479	1	7.2090191482	6.8250191482	One-Year LIBOR	2.2500000000	12.2090191482
86	1	306,944.57	306,000.00	479	479	1	8.0000000000	6.9760000000	One-Year LIBOR	3.0000000000	13.0000000000
87	1	26,336,249.22	26,309,534.97	360	360	0	7.4915791604	7.0744447872	One-Year LIBOR	2.2922216794	12.4915791604
88	1	283,000.00	283,000.00	360	360	0	6.8750000000	6.4910000000	One-Year LIBOR	2.2500000000	11.8750000000
89	1	642,913.99	641,500.00	359	359	1	7.1957764988	6.8117764988	One-Year LIBOR	2.2500000000	12.1957764988
90	1	10,305,431.42	10,304,328.00	360	360	0	7.4018666508	7.0178666508	One-Year LIBOR	2.2500000000	12.4018666508
91	1	10,194,048.81	10,178,847.00	359	359	1	7.1305859790	6.7279366435	One-Year LIBOR	2.2727430920	12.1305859790
92	1	448,000.00	448,000.00	360	360	0	6.8750000000	6.4910000000	One-Year LIBOR	2.2500000000	11.8750000000
93	1	394,890.17	394,000.00	359	359	1	7.3750000000	6.9910000000	One-Year LIBOR	2.2500000000	12.3750000000
94	1	124,909.53	125,000.00	359	359	1	7.6250000000	7.2410000000	One-Year LIBOR	2.2500000000	12.6250000000
95	1	699,422.65	696,000.00	358	358	2	8.0000000000	7.6160000000	One-Year LIBOR	2.2500000000	13.0000000000
96	1	2,360,967.91	2,360,000.00	360	360	0	7.2304625278	6.8464625278	One-Year LIBOR	2.2500000000	12.2304625278
97	1	12,391,863.69	12,390,545.00	360	360	0	7.2121935979	6.8013308105	One-Year LIBOR	2.2853457729	12.2121935979
98	1	5,252,459.00	5,241,900.00	359	359	1	7.1713845815	6.7516579039	One-Year LIBOR	2.2970087863	12.1713845815
99	1	522,227.77	521,250.00	359	359	1	6.2500000000	5.8660000000	One-Year LIBOR	2.2500000000	11.2500000000
100	1	124,000.00	124,000.00	360	360	0	7.7500000000	7.3660000000	One-Year LIBOR	2.2500000000	12.7500000000
101	1	339,500.00	339,500.00	360	360	0	6.8750000000	6.4910000000	One-Year LIBOR	2.2500000000	11.8750000000
102	1	240,800.00	240,800.00	360	360	0	6.6250000000	6.2410000000	One-Year LIBOR	2.2500000000	11.6250000000
103	1	528,903.41	527,500.00	359	359	1	8.7500000000	8.3660000000	One-Year LIBOR	2.2500000000	13.7500000000
104	1	374,655.75	374,300.00	360	360	0	7.6903824377	7.3063824377	Six-Month LIBOR	2.2500000000	12.6903824377
105	1	5,532,473.15	5,509,400.00	479	479	1	8.4515879395	8.0300998226	One-Year MTA	4.0152332416	9.9980616883
106	1	739,939.21	737,044.00	477	477	3	9.1748848378	8.4116197098	One-Year MTA	4.1248848378	10.2353511507
107	1	10,398,400.45	10,380,700.00	479	479	1	7.8070227613	7.3781543219	One-Year MTA	3.5561587450	10.0025802024
108	1	948,588.09	930,250.00	475	355	5	8.7049157830	8.3209157830	One-Year MTA	3.6893212630	11.9500000000
109	1	1,823,288.97	1,822,050.00	358	358	2	8.3381884291	7.9541884291	One-Month LIBOR	3.0293695862	9.9500000000
110	1	1,026,825.07	1,028,199.24	359	359	1	8.3750000000	7.9910000000	One-Year MTA	3.4000000000	9.9500000000
111	1	1,767,100.00	1,767,100.00	360	360	0	8.3750000000	7.9910000000	One-Year MTA	3.4000000000	9.9500000000
112	1	352,356.74	351,071.00	357	357	3	8.7336427281	8.3496427281	One-Month LIBOR	3.4586427281	9.9500000000
113	1	1,089,424.84	1,089,600.00	359	359	1	8.0689540799	7.6849540799	One-Year MTA	3.0567039333	9.9500000000
114	1	4,932,934.29	4,926,778.00	359	359	1	8.1724399133	7.6835519582	One-Year MTA	3.5554487170	10.0857951593
115	1	238,032.78	235,000.00	355	355	5	8.8750000000	8.4910000000	One-Year MTA	3.8000000000	11.9500000000
116	1	185,852.20	186,200.00	359	359	1	8.6250000000	8.2410000000	Eleventh District COFI	4.3000000000	9.9500000000
117	1	1,477,866.24	1,478,520.00	360	360	0	4.1996831324	3.8156831324	One-Month LIBOR	3.2546207917	9.9500000000
118	1	4,081,154.21	4,055,839.00	357	357	3	8.2999961082	7.9159961082	One-Year MTA	3.5155556237	10.0299985502
119	1	22,072,575.12	22,060,743.00	359	359	1	6.7815784333	6.3975784333	One-Year MTA	3.1759808699	9.9500000000
120	1	820,734.60	815,200.00	355	355	5	6.5042111664	6.1202111664	One-Year MTA	4.1817629039	9.9500000000
121	1	1,140,706.40	1,142,000.00	359	359	1	3.3757927062	2.8710129372	One-Year MTA	4.2589207486	10.1089207486
122	1	5,010,482.01	4,999,000.00	359	359	1	6.5837926115	6.1997926115	One-Year LIBOR	2.7500000000	12.5837926115
123	1	1,699,483.94	1,694,000.00	359	359	1	6.5854784975	6.2014784975	One-Year LIBOR	2.7500000000	12.5854784975
124	1	2,113,293.17	2,108,200.00	359	359	1	6.4431337602	6.0591337602	One-Year LIBOR	2.7500000000	12.4431337602
125	1	21,922,416.01	21,874,300.00	359	359	1	6.8534161604	6.4694161604	One-Year LIBOR	2.7549103125	11.8534161604
126	1	539,875.47	539,000.00	359	359	1	6.5000000000	6.1160000000	One-Year LIBOR	2.7500000000	11.5000000000
127	1	20,535,526.03	20,508,400.00	359	359	1	6.5898788026	6.2058788026	One-Year LIBOR	2.7500000000	11.5898788026
128	1	6,761,221.03	6,750,350.00	359	359	1	6.2161277047	5.8321277047	One-Year LIBOR	2.7500000000	11.2161277047
129	1	1,313,354.08	1,310,400.00	359	359	1	7.1763700825	6.7923700825	One-Year LIBOR	2.7500000000	12.1763700825
130	1	54,035,246.46	53,961,060.00	359	359	1	6.4532545076	6.0692545076	One-Year LIBOR	2.7500000000	11.4532545076
131	1	1,540,342.50	1,537,000.00	359	359	1	8.1009195195	7.7169195195	Six-Month LIBOR	2.7500000000	14.1009195195
132	1	829,461.26	819,081.00	355	355	5	8.2500000000	7.8660000000	Six-Month LIBOR	2.2500000000	13.2500000000
133	1	1,603,951.02	1,600,200.00	359	359	1	7.6160226280	7.2320226280	Six-Month LIBOR	2.7500000000	13.2100407670
134	1	651,625.00	650,000.00	358	358	2	8.3750000000	7.9910000000	Six-Month LIBOR	2.7500000000	14.3750000000
135	1	2,697,677.37	2,690,950.00	359	359	1	7.7246720477	7.3406720477	Six-Month LIBOR	2.7500000000	13.7246720477
136	1	999,812.50	1,000,000.00	359	359	1	6.3750000000	5.9910000000	One-Year LIBOR	2.7500000000	11.3750000000
137	1	1,146,132.04	1,144,500.00	359	359	1	6.0523757891	5.6683757891	One-Year LIBOR	2.7500000000	11.0523757891
138	1	15,969,148.53	15,958,050.00	359	359	1	6.2739497989	5.8899497989	One-Year LIBOR	2.7500000000	11.2739497989
139	1	647,507.17	644,000.00	477	357	3	8.7770000000	8.3930000000	One-Year MTA	3.7500000000	9.8657268915
140	1	449,123.70	448,000.00	478	358	2	8.7770000000	8.3930000000	One-Year MTA	3.7500000000	9.9500000000
141	1	1,928,036.12	1,926,250.00	478	358	2	6.8757239959	6.4917239959	One-Year MTA	3.4456327613	9.9500000000
142	1	668,853.88	668,000.00	478	358	2	8.7770000000	8.3930000000	One-Year MTA	3.7500000000	9.9500000000
143	1	307,586.41	308,000.00	479	359	1	8.7781005845	8.3941005845	One-Year MTA	3.7500000000	9.9500000000
144	1	232,600.00	232,600.00	480	360	0	1.0000000000	0.6160000000	One-Year MTA	3.7500000000	9.9500000000
145	1	23,402,277.04	23,308,111.00	478	358	2	7.4874313889	7.1034313889	One-Year MTA	3.6323516979	10.0853309193
146	1	3,067,055.52	3,055,300.00	358	358	2	5.0664277874	4.6824277874	One-Year MTA	3.4950544081	9.9525599475
147	1	515,273.51	514,400.00	358	358	2	8.7780000000	8.3940000000	One-Year MTA	3.7500000000	9.9500000000
148	1	8,894,539.65	8,901,400.00	358	358	2	4.3703162475	3.9863162475	One-Year MTA	3.1517275844	10.0751253425
149	1	5,471,229.85	5,488,100.00	358	358	2	2.0000000000	1.6160000000	One-Year MTA	3.4262454138	9.9500000000
150	1	765,714.50	761,000.00	359	359	1	6.5557374844	6.1717374844	One-Year MTA	3.5648087505	9.9500000000
151	1	314,061.31	314,700.00	359	359	1	2.0000000000	1.6160000000	One-Year MTA	3.7500000000	9.9500000000
152	1	41,195,978.77	41,053,700.00	358	358	2	6.6585206018	6.2745206018	One-Year MTA	3.5803186026	9.9930590117
153	1	694,414.06	696,000.00	478	358	2	2.0000000000	1.6160000000	One-Year MTA	3.7500000000	10.2778873127
154	1	898,486.80	904,000.00	357	357	3	2.0000000000	1.6160000000	One-Year MTA	3.7500000000	9.9500000000
155	1	1,639,010.35	1,641,700.00	359	359	1	2.0000000000	1.6160000000	One-Year MTA	3.5267448418	9.9500000000
156	1	1,501,282.66	1,500,000.00	355	355	5	8.6520000000	8.2680000000	One-Year MTA	3.6250000000	9.9500000000
157	1	3,002,909.14	2,983,300.00	355	355	5	6.4650527855	6.0810527855	One-Year MTA	4.0635800456	9.9500000000
158	1	499,999.38	498,750.00	359	359	1	7.0000000000	6.6160000000	One-Year LIBOR	2.7500000000	13.0000000000
159	1	743,855.00	742,000.00	359	359	1	6.8750000000	6.4910000000	Six-Month LIBOR	2.7500000000	12.8750000000
160	1	721,800.00	720,000.00	359	359	1	8.3750000000	7.9910000000	Six-Month LIBOR	2.7500000000	14.3750000000
161	1	650,731.88	650,000.00	359	359	1	7.1250000000	6.7410000000	One-Year LIBOR	2.7500000000	12.1250000000
162	1	888,576.57	887,200.00	358	358	2	6.3385603702	5.9545603702	One-Year LIBOR	2.7500000000	11.3385603702
163	1	496,703.63	496,000.00	479	359	1	5.4258106650	5.0418106650	One-Year MTA	3.6187831061	9.9500000000
164	1	372,005.80	368,000.00	356	356	4	8.7770000000	8.3930000000	One-Year MTA	3.7500000000	11.9500000000
165	2	2,290,238.94	2,286,680.00	479	479	1	7.1117538455	6.5490786551	One-Year LIBOR	2.4981599867	12.1117538455
166	2	2,159,212.45	2,157,047.00	480	480	0	7.1946777180	6.8106777180	One-Year LIBOR	2.2500000000	12.1946777180
167	2	303,870.66	302,000.00	478	478	2	8.0000000000	7.1360000000	One-Year LIBOR	2.2500000000	13.0000000000
168	2	573,150.98	572,000.00	479	479	1	7.2196941131	6.8356941131	One-Year LIBOR	2.2500000000	12.2196941131
169	2	47,317,802.75	47,273,297.73	359	359	1	7.2315852889	6.8202386982	One-Year LIBOR	2.2844451318	12.2315852889
170	2	272,995.70	273,000.00	360	360	0	7.8750000000	7.4910000000	One-Year LIBOR	2.2500000000	12.8750000000
171	2	347,995.20	348,000.00	360	360	0	7.3750000000	6.9910000000	One-Year LIBOR	2.2500000000	12.3750000000
172	2	55,303,965.03	55,219,377.47	359	359	1	7.3913941848	6.9688323289	One-Year LIBOR	2.2956808848	12.3913941848
173	2	365,543.99	365,000.00	357	357	3	6.2500000000	5.8660000000	One-Year LIBOR	2.2500000000	11.2500000000
174	2	293,829.72	292,500.00	358	358	2	7.6250000000	6.5610000000	One-Year LIBOR	3.1250000000	12.6250000000
175	2	307,534.10	309,000.00	359	359	1	8.0800975120	7.6960975120	One-Year LIBOR	2.2500000000	13.0800975120
176	2	185,195.37	185,000.00	359	359	1	7.0000000000	6.6160000000	One-Year LIBOR	2.2500000000	12.0000000000
177	2	224,506.09	224,000.00	359	359	1	7.3750000000	6.9910000000	One-Year LIBOR	2.2500000000	12.3750000000
178	2	28,965,202.32	28,933,953.00	359	359	1	7.3450573553	6.8717295072	One-Year LIBOR	2.3646135897	12.3450573553
179	2	2,147,687.82	2,142,100.00	359	359	1	7.1647237056	6.6362341976	One-Year LIBOR	2.4653329807	12.1647237056
180	2	242,517.19	242,000.00	359	359	1	7.0000000000	6.6160000000	One-Year LIBOR	2.2500000000	12.0000000000
181	2	1,046,356.39	1,045,900.00	359	359	1	7.6513830627	7.2673830627	One-Year LIBOR	2.2500000000	12.6513830627
182	2	538,173.59	536,500.00	357	357	3	7.3451100346	6.9611100346	Six-Month LIBOR	2.2500000000	12.3451100346
183	2	513,272.61	505,600.00	353	353	7	7.5541947193	7.1701947193	Six-Month LIBOR	2.2500000000	12.0391610561
184	2	183,996.97	184,000.00	480	480	0	8.0000000000	7.6160000000	One-Year LIBOR	2.2500000000	13.0000000000
185	2	7,104,975.65	7,092,673.00	359	359	1	7.1138734119	6.7052359872	One-Year LIBOR	2.2848344157	12.1138734119
186	2	6,266,559.58	6,257,350.00	359	359	1	7.5128113397	6.9757057787	One-Year LIBOR	2.4437961707	12.5128113397
187	2	243,519.32	243,000.00	359	359	1	7.0000000000	6.6160000000	One-Year LIBOR	2.2500000000	12.0000000000
188	2	6,737,381.98	6,724,220.00	359	359	1	7.5232307199	7.1392307199	One-Year LIBOR	2.2500000000	12.5232307199
189	2	280,276.42	280,000.00	358	358	2	6.3750000000	5.9910000000	One-Year LIBOR	2.2500000000	11.3750000000
190	2	437,045.56	436,000.00	359	359	1	6.7821115807	6.3981115807	One-Year LIBOR	2.7500000000	12.7821115807
191	2	701,490.83	700,000.00	359	359	1	6.2500000000	5.8660000000	One-Year LIBOR	2.7500000000	12.2500000000
192	2	4,870,648.92	4,860,500.00	359	359	1	6.7887888574	6.4047888574	One-Year LIBOR	2.7500000000	11.8235659400
193	2	3,994,612.14	3,986,250.00	359	359	1	6.7989256317	6.4149256317	One-Year LIBOR	2.7500000000	11.7989256317
194	2	1,385,235.34	1,382,500.00	359	359	1	6.7472057636	6.3632057636	One-Year LIBOR	2.7500000000	11.7472057636
195	2	751,347.14	749,700.00	359	359	1	7.0499361370	6.6659361370	One-Year LIBOR	2.7500000000	12.0499361370
196	2	16,302,972.12	16,281,100.00	359	359	1	6.6888836029	6.3048836029	One-Year LIBOR	2.7500000000	11.6888836029
197	2	316,038.12	315,250.00	359	359	1	6.7500000000	6.3660000000	Six-Month LIBOR	2.7500000000	12.7500000000
198	2	351,777.25	350,900.00	359	359	1	7.1250000000	6.7410000000	Six-Month LIBOR	2.7500000000	13.1250000000
199	2	348,870.00	348,000.00	359	359	1	8.1250000000	7.7410000000	Six-Month LIBOR	2.7500000000	14.1250000000
200	2	1,726,475.20	1,722,250.00	358	358	2	7.8063948442	7.4223948442	Six-Month LIBOR	2.7500000000	13.6995528809
201	2	1,743,562.70	1,745,800.00	359	359	1	6.6623811464	6.2783811464	One-Year LIBOR	2.7500000000	11.6623811464
202	2	230,039.60	230,000.00	359	359	1	6.3750000000	5.9910000000	One-Year LIBOR	2.7500000000	11.3750000000
203	2	5,567,925.86	5,560,600.00	359	359	1	6.5924313576	6.2084313576	One-Year LIBOR	2.7500000000	11.5924313576
204	2	326,282.61	325,500.00	359	359	1	7.5000000000	7.1160000000	One-Year LIBOR	2.7500000000	12.5000000000
205	2	796,126.65	794,400.00	359	359	1	6.9995224723	6.6155224723	One-Year LIBOR	2.7500000000	11.9995224723
206	2	200,500.00	200,000.00	358	358	2	7.7500000000	7.3660000000	Six-Month LIBOR	2.2500000000	12.7500000000
207	2	581,450.00	580,000.00	359	359	1	7.7866379310	7.4026379310	Six-Month LIBOR	2.7500000000	13.7866379310
208	2	360,545.00	360,000.00	359	359	1	6.2500000000	5.8660000000	One-Year LIBOR	2.7500000000	11.2500000000
209	2	308,820.53	308,100.00	359	359	1	8.0750490868	7.8160490868	FIXED	8.0750490868	N/A
210	3	627,000.00	627,000.00	480	480	0	7.4653110048	7.0813110048	One-Year LIBOR	2.2500000000	12.4653110048
211	3	376,000.00	376,000.00	480	480	0	6.8750000000	6.4910000000	One-Year LIBOR	2.2500000000	11.8750000000
212	3	1,402,300.00	1,402,300.00	480	480	0	7.9982261285	7.6142261285	One-Year LIBOR	2.2500000000	12.9982261285
213	3	10,370,604.19	10,369,822.00	360	360	0	7.0550966814	6.6710966814	One-Year LIBOR	2.2500000000	12.0550966814
214	3	319,750.00	319,750.00	360	360	0	7.3750000000	6.9910000000	One-Year LIBOR	2.2500000000	12.3750000000
215	3	142,000.00	142,000.00	360	360	0	7.1250000000	6.7410000000	One-Year LIBOR	2.2500000000	12.1250000000
216	3	10,861,268.02	10,859,610.00	360	360	0	7.1785981807	6.7945981807	One-Year LIBOR	2.2500000000	12.1785981807
217	3	81,000.00	81,000.00	360	360	0	7.8750000000	7.4910000000	One-Year LIBOR	2.2500000000	12.8750000000
218	3	198,400.00	198,400.00	360	360	0	7.2500000000	6.8660000000	One-Year LIBOR	2.2500000000	12.2500000000
219	3	107,000.00	107,000.00	360	360	0	7.2500000000	6.8660000000	One-Year LIBOR	2.2500000000	12.2500000000
220	3	50,250.00	50,250.00	360	360	0	8.1250000000	7.7410000000	One-Year LIBOR	2.2500000000	13.1250000000
221	3	316,000.00	316,000.00	360	360	0	7.1250000000	6.7410000000	One-Year LIBOR	2.2500000000	12.1250000000
222	3	721,718.92	720,750.00	359	359	1	7.7234305497	7.3394305497	One-Year LIBOR	2.2500000000	12.7234305497
223	3	13,590,595.46	13,589,250.00	360	360	0	7.2988339766	6.9148339766	One-Year LIBOR	2.2500000000	12.2988339766
224	3	180,349.75	179,900.00	359	359	1	7.0000000000	6.6160000000	Six-Month LIBOR	2.2500000000	12.0000000000
225	3	328,877.42	328,000.00	478	478	2	8.3750000000	7.9910000000	One-Year MTA	3.4000000000	9.9500000000
226	3	752,000.00	752,000.00	480	480	0	8.3750000000	7.9910000000	One-Year MTA	3.4000000000	9.9500000000
227	3	431,500.00	431,500.00	480	480	0	8.6250000000	8.2410000000	Eleventh District COFI	4.2500000000	9.9500000000
228	3	487,344.46	487,200.00	479	479	1	9.0339125944	8.2637914660	One-Month LIBOR	3.7021300755	10.7063059196
229	3	362,045.23	362,597.00	479	479	1	8.1250000000	7.7410000000	One-Month LIBOR	2.8500000000	9.9500000000
230	3	3,270,872.69	3,255,920.00	478	478	2	8.7788080242	8.1987216791	One-Year MTA	3.7855051491	9.9500000000
231	3	7,943,034.78	7,933,860.00	480	480	0	5.7237226730	5.2435641049	One-Year MTA	3.6104954164	10.0818746860
232	3	345,418.10	344,000.00	479	479	1	8.1250000000	7.7410000000	Eleventh District COFI	3.8000000000	9.9500000000
233	3	787,167.39	789,250.00	479	479	1	9.1251836442	8.4710514204	One-Month LIBOR	3.7751836442	9.9500000000
234	3	337,113.36	337,500.00	479	479	1	7.7500000000	7.3660000000	One-Month LIBOR	2.4250000000	9.9500000000
235	3	7,054,968.01	7,045,600.00	478	478	2	8.3403047016	7.9563047016	One-Year MTA	3.3903130086	10.0530296181
236	3	13,742,905.42	13,729,701.00	479	479	1	6.3267221853	5.8985695551	One-Year MTA	3.1770296427	10.0043084058
237	3	630,317.18	617,600.00	475	355	5	8.8837545210	8.4997545210	One-Year MTA	3.8570036168	10.8799638319
238	3	904,811.84	888,000.00	474	354	6	9.3382832722	8.9542832722	One-Year MTA	4.3204004338	11.3008712485
239	3	3,857,844.77	3,786,300.00	474	354	6	8.8185386507	8.4345386507	One-Year MTA	3.8086819689	11.3259588932
240	3	738,008.73	739,100.00	359	359	1	8.5000000000	8.1160000000	Eleventh District COFI	4.1500000000	9.9500000000
241	3	3,083,470.22	3,088,400.00	359	359	1	7.9106048331	7.5266048331	One-Month LIBOR	3.4000000000	9.9500000000
242	3	581,289.88	581,120.00	360	360	0	8.7236945640	8.2260550803	One-Month LIBOR	3.3789556512	10.1078326161
243	3	2,353,786.30	2,355,446.00	358	358	2	8.3450325004	7.8664725027	One-Year MTA	3.3459260168	9.9500000000
244	3	4,327,662.61	4,323,250.00	359	359	1	6.9926954567	6.6086954567	One-Year MTA	3.2728847297	9.9500000000
245	3	1,166,356.29	1,165,425.00	360	360	0	4.9232198722	4.5392198722	Eleventh District COFI	4.1471154860	9.9500000000
246	3	1,902,523.37	1,905,006.00	358	358	2	8.3647791945	7.9004283135	One-Month LIBOR	3.0854060430	9.9500000000
247	3	803,530.10	804,500.00	359	359	1	8.4986730273	8.1146730273	One-Month LIBOR	3.2236730273	9.9500000000
248	3	10,561,033.65	10,501,820.00	357	357	3	8.3998515235	7.9936536052	One-Year MTA	3.3958776830	10.3089393089
249	3	25,911,038.18	25,910,591.00	359	359	1	6.9821065545	6.5694147462	One-Year MTA	3.5098732439	9.9869146881
250	3	420,238.63	415,000.00	352	352	8	8.2500000000	7.8660000000	One-Year MTA	3.2280000000	9.9500000000
251	3	2,257,659.16	2,224,000.00	354	354	6	8.8205396812	8.4365396812	One-Year MTA	3.7784349155	11.2076493522
252	3	284,950.63	284,000.00	357	357	3	7.8750000000	7.4910000000	One-Year MTA	2.9000000000	9.9500000000
253	3	151,537.13	150,741.00	356	356	4	8.0000000000	7.6160000000	Eleventh District COFI	3.7250000000	9.9500000000
254	3	899,736.85	900,250.00	360	360	0	8.2320031476	7.8480031476	Eleventh District COFI	3.8548698489	9.9500000000
255	3	2,030,441.36	2,032,900.00	359	359	1	7.4431440241	6.9193406486	One-Month LIBOR	3.2620031927	10.1657459499
256	3	1,642,565.10	1,639,800.00	358	358	2	7.3167549158	6.8665924178	One-Month LIBOR	3.3822239283	10.0300352799
257	3	41,872,969.39	41,733,441.00	358	358	2	8.1930637298	7.7640008050	One-Year MTA	3.4650410281	10.2667633256
258	3	43,618,690.12	43,579,264.00	359	359	1	6.3541252967	5.9160189248	One-Year MTA	3.2744048092	10.0209743603
259	3	205,303.29	205,500.00	479	479	1	3.5000000000	3.1160000000	One-Year MTA	4.0500000000	9.9500000000
260	3	560,529.34	561,000.00	479	479	1	2.8133853350	2.4293853350	One-Year MTA	4.1088020950	9.9500000000
261	3	126,873.27	128,000.00	350	350	10	8.8750000000	8.4910000000	One-Year MTA	3.8000000000	9.9500000000
262	3	416,118.42	417,000.00	359	359	1	1.7500000000	1.3660000000	One-Year MTA	4.0500000000	9.9500000000
263	3	207,470.07	208,000.00	356	356	4	8.6250000000	8.2410000000	Eleventh District COFI	4.3250000000	9.9500000000
264	3	3,145,487.58	3,145,700.00	357	357	3	4.2393653077	3.6831495448	One-Year MTA	4.0417764944	9.9500000000
265	3	2,993,491.38	3,001,100.00	359	359	1	1.7935437391	1.4095437391	One-Year MTA	4.0418676040	9.9500000000
266	3	642,885.03	642,000.00	359	359	1	7.6998802181	7.3158802181	One-Year LIBOR	2.2500000000	12.6998802181
267	3	376,000.00	376,000.00	360	360	0	8.2500000000	7.8660000000	One-Year LIBOR	2.2500000000	13.2500000000
268	3	1,807,349.39	1,806,900.00	360	360	0	7.6225898289	7.2385898289	One-Year LIBOR	2.2500000000	12.6225898289
269	3	110,605.13	109,500.00	357	357	3	7.3750000000	6.9910000000	Six-Month LIBOR	2.2500000000	12.3750000000
270	3	125,312.50	125,000.00	359	359	1	7.5000000000	7.1160000000	Six-Month LIBOR	2.2500000000	12.5000000000
271	3	1,362,234.37	1,358,450.00	479	479	1	7.7452946652	7.3612946652	One-Year MTA	3.5857092561	9.9500000000
272	3	692,914.82	691,000.00	478	478	2	8.6368402432	8.2528402432	One-Year MTA	3.6095233343	9.9500000000
273	3	2,203,142.85	2,201,150.00	479	479	1	7.5704387683	7.1213499340	One-Year MTA	3.5494091549	10.0259369734
274	3	247,753.18	245,000.00	475	355	5	8.6250000000	8.2410000000	One-Year MTA	3.6000000000	11.9500000000
275	3	422,139.64	416,000.00	354	354	6	8.2500000000	7.8660000000	One-Year MTA	3.2000000000	9.9500000000
276	3	53,000.00	53,000.00	360	360	0	2.5000000000	2.1160000000	One-Year MTA	3.4000000000	9.9500000000
277	3	374,713.56	375,000.00	359	359	1	8.5000000000	8.1160000000	One-Month LIBOR	3.2250000000	9.9500000000
278	3	647,283.56	646,783.00	358	358	2	7.8765186080	7.1220744320	One-Year MTA	2.9015186080	9.9500000000
279	3	664,000.00	664,000.00	360	360	0	5.4141566265	5.0301566265	One-Year MTA	3.3939759036	9.9500000000
280	3	268,853.27	265,500.00	353	353	7	8.6250000000	8.2410000000	One-Year MTA	3.6200000000	9.9500000000
281	3	68,400.00	68,400.00	360	360	0	4.5000000000	4.1160000000	One-Month LIBOR	2.5250000000	9.9500000000
282	3	6,480,264.83	6,457,300.00	357	357	3	8.5467025070	8.1045635135	One-Year MTA	3.5194094500	10.4180970778
283	3	4,072,047.64	4,073,700.00	359	359	1	6.5740494756	6.1900494756	One-Year MTA	3.3253094535	9.9500000000
284	3	261,243.07	265,000.00	353	353	7	9.1250000000	8.7410000000	One-Year MTA	4.1000000000	9.9500000000
285	3	262,104.63	262,500.00	359	359	1	3.7500000000	3.3660000000	One-Year MTA	4.1000000000	9.9500000000
286	3	1,628,890.89	1,626,000.00	359	359	1	6.6665139178	6.2825139178	One-Year LIBOR	2.7500000000	11.6665139178
287	3	500,754.17	500,000.00	359	359	1	6.2500000000	5.8660000000	One-Year LIBOR	2.7500000000	11.2500000000
288	3	953,920.76	953,000.00	359	359	1	6.6438383415	6.2598383415	One-Year LIBOR	2.7500000000	11.6438383415
289	3	831,782.53	833,000.00	359	359	1	2.9534256384	2.5694256384	One-Year MTA	3.6741540394	10.8618459846
290	3	2,536,543.89	2,531,020.00	358	358	2	8.1132560005	7.7292560005	One-Year MTA	3.0926041595	10.1071007786
291	3	809,980.71	812,750.00	358	358	2	2.4681500008	2.0841500008	One-Year MTA	3.4270603895	9.9500000000
292	3	405,111.97	406,090.00	359	359	1	1.0000000000	0.6160000000	One-Year MTA	3.7500000000	9.9500000000
293	3	7,631,535.25	7,611,376.00	358	358	2	6.5518696693	6.1678696693	One-Year MTA	3.5980019633	9.9500000000
294	3	379,228.78	380,000.00	358	358	2	2.0000000000	1.6160000000	One-Year MTA	3.7500000000	9.9500000000
295	3	198,780.25	200,000.00	357	357	3	8.5000000000	8.1160000000	One-Year MTA	3.5000000000	9.9500000000

Loan ID	Minimum Mortgage Rate (%)	Annual Payment Cap (%)	Initial Periodic Cap (%)	Subsequent Periodic Cap (%)	Months to Next Rate Adjustment	Rate Adjustment Frequency (Months)	Months to Next Payment Reset	Payment Reset Frequency	Original Monthly Principal & Interest Payment ($)	Negative Amortization Cap (%)	Initial Recast Period (Months)	Collateral Type
1	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	18950.23	114.578	N/A	Hybrid Option ARM
2	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	539.67	115.000	N/A	Hybrid Option ARM
3	2.3413808920	N/A	5.0000000000	2.0000000000	59	12	60	12	3997.52	115.000	N/A	Hybrid Option ARM
4	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	40085.1	115.000	N/A	Hybrid Option ARM
5	2.2931332038	N/A	5.0000000000	2.0000000000	60	12	61	12	30351.05	115.000	N/A	Hybrid Option ARM
6	3.0000000000	N/A	5.0000000000	2.0000000000	58	12	59	12	819.16	115.000	N/A	Hybrid Option ARM
7	2.7735442404	N/A	5.0000000000	2.0000000000	59	12	60	12	8409.17	115.000	N/A	Hybrid Option ARM
8	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	17892.32	115.000	N/A	Hybrid Option ARM
9	2.3058921416	N/A	5.0000000000	2.0000000000	59	12	60	12	21705.87	115.000	N/A	Hybrid Option ARM
10	2.7500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	543.41	115.000	N/A	Hybrid Option ARM
11	2.3699305703	N/A	5.0000000000	2.0000000000	59	12	60	12	16923.22	114.597	N/A	Hybrid Option ARM
12	2.2654778358	N/A	5.0000000000	2.0000000000	60	12	61	12	1201999.16	114.761	N/A	Hybrid Option ARM
13	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	895.22	115.000	N/A	Hybrid Option ARM
14	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	5678.54	115.000	N/A	Hybrid Option ARM
15	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	468.06	115.000	N/A	Hybrid Option ARM
16	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2567.69	115.000	N/A	Hybrid Option ARM
17	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	4,712.65	115.000	N/A	Hybrid Option ARM
18	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1667.76	115.000	N/A	Hybrid Option ARM
19	2.4549838699	N/A	5.0000000000	2.0000000000	60	12	61	12	4559.9	115.000	N/A	Hybrid Option ARM
20	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	11,255.78	115.000	N/A	Hybrid Option ARM
21	2.2581041536	N/A	5.0000000000	2.0000000000	60	12	61	12	721083.82	114.973	N/A	Hybrid Option ARM
22	2.2714660193	N/A	5.0000000000	2.0000000000	59	12	60	12	521501.33	114.825	N/A	Hybrid Option ARM
23	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	2,766.78	115.000	N/A	Hybrid Option ARM
24	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	5990.13	112.991	N/A	Hybrid Option ARM
25	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	1,686.19	115.000	N/A	Hybrid Option ARM
26	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	4369.6	115.000	N/A	Hybrid Option ARM
27	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,043.45	115.000	N/A	Hybrid Option ARM
28	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	3,072.29	115.000	N/A	Hybrid Option ARM
29	2.3449873339	N/A	5.0000000000	2.0000000000	60	12	61	12	57,922.27	115.000	N/A	Hybrid Option ARM
30	2.2962778229	N/A	5.0000000000	2.0000000000	60	12	61	12	285,290.12	114.604	N/A	Hybrid Option ARM
31	2.3037506820	N/A	5.0000000000	2.0000000000	59	12	60	12	227,468.57	114.761	N/A	Hybrid Option ARM
32	2.3963898217	N/A	5.0000000000	2.0000000000	59	12	60	12	16,706.52	115.000	N/A	Hybrid Option ARM
33	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	9,369.78	114.334	N/A	Hybrid Option ARM
34	2.2996476161	N/A	5.0000000000	2.0000000000	60	12	61	12	6,817.99	115.000	N/A	Hybrid Option ARM
35	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	11,285.71	115.000	N/A	Hybrid Option ARM
36	2.2500000000	N/A	5.0000000000	1.0000000000	55	6	56	6	2,100.00	110.000	N/A	Hybrid Option ARM
37	2.2500000000	N/A	5.0000000000	2.0000000000	56	6	57	6	1,015.63	115.000	N/A	Hybrid Option ARM
38	2.2500000000	N/A	5.0000000000	1.0000000000	57	6	58	6	560.00	115.000	N/A	Hybrid Option ARM
39	3.2568977602	7.5000000000	N/A	N/A	1	1	12	12	3,831.61	115.000	60	Option ARM
40	3.4000000000	7.5000000000	N/A	N/A	1	1	13	12	1,414.80	115.000	120	Option ARM
41	3.3166049514	7.5000000000	N/A	N/A	1	1	12	12	2,288.80	115.000	60	Option ARM
42	3.2774454753	7.5000000000	N/A	N/A	1	1	11	12	21,419.30	114.252	120	Option ARM
43	3.6000000000	7.5000000000	N/A	N/A	1	1	10	12	1,968.37	115.000	60	Option ARM
44	3.2965518624	7.5000000000	N/A	N/A	1	1	11	12	6,163.34	115.000	60	Option ARM
45	3.4134091407	7.5000000000	N/A	N/A	1	1	13	12	4,791.63	115.000	120	Option ARM
46	3.5082388668	7.5000000000	N/A	N/A	1	1	11	12	18,946.93	115.000	60	Option ARM
47	3.5554442949	7.5000000000	N/A	N/A	1	1	12	12	107,973.06	115.000	120	Option ARM
48	3.0000000000	7.5000000000	N/A	N/A	1	1	12	12	2,771.72	115.000	60	Option ARM
49	3.3927847114	7.5000000000	N/A	N/A	1	1	13	12	2,016.78	115.000	120	Option ARM
50	3.2269744405	7.5000000000	N/A	N/A	1	1	12	12	37,654.27	114.483	60	Option ARM
51	3.1411500871	7.5000000000	N/A	N/A	1	1	12	12	120,516.72	114.629	120	Option ARM
52	4.2000000000	7.5000000000	N/A	N/A	1	1	9	12	1,175.91	115.000	60	Option ARM
53	4.0771738552	7.5000000000	N/A	N/A	1	1	8	12	4,907.97	111.935	60	Option ARM
54	4.1500000000	7.5000000000	N/A	N/A	1	1	5	12	1,544.41	115.000	60	Option ARM
55	4.0587842671	7.5000000000	N/A	N/A	1	1	12	12	3,212.01	115.000	120	Option ARM
56	3.4000000000	7.5000000000	N/A	N/A	1	1	11	12	17,528.65	115.000	60	Option ARM
57	3.4742023369	7.5000000000	N/A	N/A	1	1	12	12	7,413.72	115.000	120	Option ARM
58	3.4208686585	7.5000000000	N/A	N/A	1	1	11	12	15,696.53	113.487	60	Option ARM
59	3.3453843110	7.5000000000	N/A	N/A	1	1	13	12	103,996.37	114.827	120	Option ARM
60	4.0000000000	7.5000000000	N/A	N/A	1	1	13	12	964.92	115.000	60	Option ARM
61	3.0883990986	7.5000000000	N/A	N/A	1	1	11	12	9,900.35	113.911	60	Option ARM
62	3.1047662130	7.5000000000	N/A	N/A	1	1	13	12	6,879.30	115.000	120	Option ARM
63	3.2649502721	7.5000000000	N/A	N/A	1	1	11	12	79,471.39	114.646	60	Option ARM
64	3.4524058274	7.5000000000	N/A	N/A	1	1	12	12	217,567.77	114.887	120	Option ARM
65	3.7227384101	7.5000000000	N/A	N/A	1	1	8	12	4,930.31	110.695	60	Option ARM
66	4.4585460116	7.5000000000	N/A	N/A	1	1	12	12	7,078.53	113.482	120	Option ARM
67	3.1370043578	7.5000000000	N/A	N/A	1	1	11	12	3,202.72	115.000	60	Option ARM
68	3.0974741406	7.5000000000	N/A	N/A	1	1	12	12	4,613.55	115.000	120	Option ARM
69	3.3978630809	7.5000000000	N/A	N/A	1	1	10	12	207,576.91	114.018	60	Option ARM
70	3.2720912250	7.5000000000	N/A	N/A	1	1	13	12	272,261.41	114.444	120	Option ARM
71	4.0500000000	7.5000000000	N/A	N/A	1	1	8	12	1,706.42	115.000	60	Option ARM
72	4.0500000000	7.5000000000	N/A	N/A	2	1	12	12	1,768.50	115.000	120	Option ARM
73	4.2250000000	7.5000000000	N/A	N/A	2	1	12	12	3,028.26	115.000	60	Option ARM
74	3.8000000000	7.5000000000	N/A	N/A	2	1	12	12	581.43	115.000	120	Option ARM
75	3.8000000000	7.5000000000	N/A	N/A	1	1	10	12	2,357.81	115.000	60	Option ARM
76	3.8000000000	7.5000000000	N/A	N/A	1	1	9	12	2,341.02	115.000	120	Option ARM
77	2.7447812798	7.5000000000	N/A	N/A	1	1	7	12	3,007.62	115.000	60	Option ARM
78	3.9250000000	7.5000000000	N/A	N/A	3	1	13	12	2,322.08	115.000	120	Option ARM
79	3.7000639794	7.5000000000	N/A	N/A	1	1	6	12	2,583.84	110.000	60	Option ARM
80	3.8535770886	7.5000000000	N/A	N/A	2	1	11	12	34,007.76	113.892	60	Option ARM
81	4.1338996037	7.5000000000	N/A	N/A	2	1	12	12	10,108.71	115.000	120	Option ARM
82	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,755.34	115.000	N/A	Hybrid Option ARM
83	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	15,240.53	115.000	N/A	Hybrid Option ARM
84	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,578.38	115.000	N/A	Hybrid Option ARM
85	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,082.73	115.000	N/A	Hybrid Option ARM
86	3.0000000000	N/A	5.0000000000	2.0000000000	59	12	60	12	1,095.43	115.000	N/A	Hybrid Option ARM
87	2.2922216794	N/A	5.0000000000	2.0000000000	60	12	61	12	105,036.42	114.274	N/A	Hybrid Option ARM
88	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,028.42	115.000	N/A	Hybrid Option ARM
89	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,434.86	115.000	N/A	Hybrid Option ARM
90	2.2616711130	N/A	5.0000000000	2.0000000000	60	12	61	12	40,253.87	114.224	N/A	Hybrid Option ARM
91	2.2727430920	N/A	5.0000000000	2.0000000000	59	12	60	12	38,473.14	114.675	N/A	Hybrid Option ARM
92	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,628.03	115.000	N/A	Hybrid Option ARM
93	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	1,531.29	115.000	N/A	Hybrid Option ARM
94	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	502.06	115.000	N/A	Hybrid Option ARM
95	2.2500000000	N/A	5.0000000000	2.0000000000	58	12	59	12	2,934.36	115.000	N/A	Hybrid Option ARM
96	2.3973876809	N/A	5.0000000000	2.0000000000	60	12	61	12	9,012.77	115.000	N/A	Hybrid Option ARM
97	2.2853457729	N/A	5.0000000000	2.0000000000	60	12	61	12	47,227.28	115.000	N/A	Hybrid Option ARM
98	2.2970087863	N/A	5.0000000000	2.0000000000	59	12	60	12	19,855.63	115.000	N/A	Hybrid Option ARM
99	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	1,737.07	115.000	N/A	Hybrid Option ARM
100	2.7500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	506.22	115.000	N/A	Hybrid Option ARM
101	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,233.74	115.000	N/A	Hybrid Option ARM
102	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	845.57	115.000	N/A	Hybrid Option ARM
103	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,442.94	115.000	N/A	Hybrid Option ARM
104	2.2500000000	N/A	5.0000000000	1.0000000000	60	6	61	6	1,462.92	115.000	N/A	Hybrid Option ARM
105	4.0152332416	7.5000000000	N/A	N/A	1	1	12	12	19,782.08	115.000	120	Option ARM
106	4.1248848378	7.5000000000	N/A	N/A	1	1	10	12	3,043.76	115.000	60	Option ARM
107	3.5561587450	7.5000000000	N/A	N/A	1	1	12	12	35,503.88	115.000	120	Option ARM
108	3.6893212630	7.5000000000	N/A	N/A	1	1	8	12	2,608.26	113.197	60	Option ARM
109	3.0293695862	7.5000000000	N/A	N/A	1	1	11	12	7,081.81	115.000	60	Option ARM
110	3.4000000000	7.5000000000	N/A	N/A	1	1	12	12	4,044.86	113.633	60	Option ARM
111	3.4000000000	7.5000000000	N/A	N/A	1	1	13	12	7,245.46	115.000	120	Option ARM
112	3.4586427281	7.5000000000	N/A	N/A	1	1	10	12	1,373.94	115.000	60	Option ARM
113	3.0567039333	7.5000000000	N/A	N/A	1	1	12	12	3,558.01	115.000	60	Option ARM
114	3.5554487170	7.5000000000	N/A	N/A	1	1	12	12	20,082.59	115.000	120	Option ARM
115	3.8000000000	7.5000000000	N/A	N/A	1	1	8	12	1,120.57	115.000	120	Option ARM
116	4.3000000000	7.5000000000	N/A	N/A	1	1	12	12	735.72	115.000	120	Option ARM
117	3.2546207917	7.5000000000	N/A	N/A	1	1	13	12	5,693.44	115.000	120	Option ARM
118	3.5155556237	7.5000000000	N/A	N/A	1	1	10	12	14,170.11	113.549	60	Option ARM
119	3.1759808699	7.5000000000	N/A	N/A	1	1	12	12	88,337.30	115.000	120	Option ARM
120	4.1817629039	7.5000000000	N/A	N/A	1	1	8	12	3,098.51	112.088	60	Option ARM
121	4.2589207486	7.5000000000	N/A	N/A	2	1	12	12	5,064.96	115.000	120	Option ARM
122	2.7500000000	N/A	2.0000000000	2.0000000000	35	12	36	12	15,939.16	115.000	N/A	Hybrid Option ARM
123	2.7500000000	N/A	2.0000000000	2.0000000000	35	12	36	12	5,402.64	115.000	N/A	Hybrid Option ARM
124	2.7500000000	N/A	2.0000000000	2.0000000000	35	12	36	12	6,627.67	115.000	N/A	Hybrid Option ARM
125	2.7549103125	N/A	5.0000000000	2.0000000000	59	12	60	12	79,159.01	115.000	N/A	Hybrid Option ARM
126	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,044.11	115.000	N/A	Hybrid Option ARM
127	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	71,979.64	115.000	N/A	Hybrid Option ARM
128	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	22,782.06	115.000	N/A	Hybrid Option ARM
129	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	4,882.43	115.000	N/A	Hybrid Option ARM
130	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	188,097.01	115.000	N/A	Hybrid Option ARM
131	2.7500000000	N/A	6.0000000000	1.0000000000	59	6	60	6	6,533.55	115.000	N/A	Hybrid Option ARM
132	2.2500000000	N/A	5.0000000000	1.0000000000	55	6	56	6	3,583.48	115.000	N/A	Hybrid Option ARM
133	2.7500000000	N/A	5.5940181390	1.4059818610	59	6	60	6	6,404.80	115.000	N/A	Hybrid Option ARM
134	2.7500000000	N/A	6.0000000000	1.0000000000	58	6	59	6	2,911.46	115.000	N/A	Hybrid Option ARM
135	2.7500000000	N/A	6.0000000000	1.0000000000	59	6	60	6	9,894.88	115.000	N/A	Hybrid Option ARM
136	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	3,743.22	115.000	N/A	Hybrid Option ARM
137	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	4,140.40	115.000	N/A	Hybrid Option ARM
138	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	58,948.17	115.000	N/A	Hybrid Option ARM
139	3.7500000000	7.5000000000	N/A	N/A	1	1	10	12	536.67	115.000	60	Option ARM
140	3.7500000000	7.5000000000	N/A	N/A	1	1	11	12	373.33	115.000	60	Option ARM
141	3.4456327613	7.5000000000	N/A	N/A	1	1	11	12	1,605.21	115.000	60	Option ARM
142	3.7500000000	7.5000000000	N/A	N/A	1	1	11	12	556.67	115.000	60	Option ARM
143	3.7500000000	7.5000000000	N/A	N/A	1	1	12	12	256.67	115.000	60	Option ARM
144	3.7500000000	7.5000000000	N/A	N/A	1	1	13	12	193.83	115.000	60	Option ARM
145	3.6323516979	7.5000000000	N/A	N/A	1	1	11	12	20,152.57	115.000	60	Option ARM
146	3.4950544081	7.5000000000	N/A	N/A	1	1	11	12	3,131.34	114.680	60	Option ARM
147	3.7500000000	7.5000000000	N/A	N/A	1	1	11	12	428.67	115.000	60	Option ARM
148	3.1517275844	7.5000000000	N/A	N/A	1	1	11	12	7,791.18	115.000	60	Option ARM
149	3.4262454138	7.5000000000	N/A	N/A	1	1	11	12	9,146.85	115.000	60	Option ARM
150	3.5648087505	7.5000000000	N/A	N/A	1	1	12	12	634.17	115.000	60	Option ARM
151	3.7500000000	7.5000000000	N/A	N/A	1	1	12	12	524.50	115.000	60	Option ARM
152	3.5803186026	7.5000000000	N/A	N/A	1	1	11	12	37,246.10	114.915	60	Option ARM
153	3.7500000000	7.5000000000	N/A	N/A	1	1	11	12	1,160.00	115.000	60	Option ARM
154	3.7500000000	7.5000000000	N/A	N/A	1	1	10	12	1,506.67	115.000	60	Option ARM
155	3.5267448418	7.5000000000	N/A	N/A	2	1	12	12	2,736.16	115.000	60	Option ARM
156	3.6250000000	7.5000000000	N/A	N/A	1	1	8	12	2,500.00	115.000	60	Option ARM
157	3.5882408009	7.5000000000	N/A	N/A	1	1	8	12	4,722.16	115.000	60	Option ARM
158	2.7500000000	N/A	2.0000000000	2.0000000000	35	12	36	12	1,659.10	115.000	N/A	Hybrid Option ARM
159	2.7500000000	N/A	6.0000000000	1.0000000000	59	6	60	6	2,396.04	115.000	N/A	Hybrid Option ARM
160	2.7500000000	N/A	6.0000000000	1.0000000000	59	6	60	6	3,225.00	115.000	N/A	Hybrid Option ARM
161	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	2,627.50	115.000	N/A	Hybrid Option ARM
162	2.7500000000	N/A	5.0000000000	2.0000000000	82	12	83	12	3,309.68	115.000	N/A	Hybrid Option ARM
163	3.6187831061	7.5000000000	N/A	N/A	1	1	12	12	826.66	115.000	60	Option ARM
164	3.7500000000	7.5000000000	N/A	N/A	1	1	9	12	613.33	115.000	60	Option ARM
165	2.4981599867	N/A	5.0000000000	2.0000000000	59	12	60	12	8,350.76	114.169	N/A	Hybrid Option ARM
166	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	7,971.59	115.000	N/A	Hybrid Option ARM
167	2.2500000000	N/A	5.0000000000	2.0000000000	58	12	59	12	1,081.11	115.000	N/A	Hybrid Option ARM
168	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,127.59	115.000	N/A	Hybrid Option ARM
169	2.2844451318	N/A	5.0000000000	2.0000000000	59	12	60	12	182,294.60	114.632	N/A	Hybrid Option ARM
170	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,132.66	115.000	N/A	Hybrid Option ARM
171	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,352.51	115.000	N/A	Hybrid Option ARM
172	2.2956808848	N/A	5.0000000000	2.0000000000	59	12	60	12	216,294.19	114.829	N/A	Hybrid Option ARM
173	2.2500000000	N/A	5.0000000000	2.0000000000	57	12	58	12	1,216.37	115.000	N/A	Hybrid Option ARM
174	3.1250000000	N/A	5.0000000000	2.0000000000	58	12	59	12	1,174.83	115.000	N/A	Hybrid Option ARM
175	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	1,316.55	115.000	N/A	Hybrid Option ARM
176	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	683.80	115.000	N/A	Hybrid Option ARM
177	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	870.58	115.000	N/A	Hybrid Option ARM
178	2.3665943797	N/A	5.0000000000	2.0000000000	59	12	60	12	113,298.29	114.640	N/A	Hybrid Option ARM
179	2.4653329807	N/A	5.0000000000	2.0000000000	59	12	60	12	8,112.34	115.000	N/A	Hybrid Option ARM
180	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	894.48	115.000	N/A	Hybrid Option ARM
181	2.3620822562	N/A	5.0000000000	2.0000000000	59	12	60	12	4,229.72	115.000	N/A	Hybrid Option ARM
182	2.2500000000	N/A	5.0000000000	2.0000000000	57	6	58	6	1,942.51	115.000	N/A	Hybrid Option ARM
183	2.2500000000	N/A	4.4849663369	2.0000000000	53	6	54	6	1,918.00	115.000	N/A	Hybrid Option ARM
184	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	769.01	115.000	N/A	Hybrid Option ARM
185	2.2848344157	N/A	5.0000000000	2.0000000000	59	12	60	12	26,834.95	114.846	N/A	Hybrid Option ARM
186	2.4437961707	N/A	5.0000000000	2.0000000000	59	12	60	12	25,244.39	114.075	N/A	Hybrid Option ARM
187	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	898.18	115.000	N/A	Hybrid Option ARM
188	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	26,890.61	114.727	N/A	Hybrid Option ARM
189	2.2500000000	N/A	5.0000000000	2.0000000000	58	12	59	12	949.63	115.000	N/A	Hybrid Option ARM
190	2.7500000000	N/A	2.0000000000	2.0000000000	35	12	36	12	1,418.61	115.000	N/A	Hybrid Option ARM
191	2.7500000000	N/A	2.0000000000	2.0000000000	35	12	36	12	2,155.01	115.000	N/A	Hybrid Option ARM
192	2.7500000000	N/A	4.8956687521	2.0000000000	59	12	60	12	17,495.32	115.000	N/A	Hybrid Option ARM
193	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	14,409.10	115.000	N/A	Hybrid Option ARM
194	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	5,038.02	115.000	N/A	Hybrid Option ARM
195	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,757.30	115.000	N/A	Hybrid Option ARM
196	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	58,474.33	115.000	N/A	Hybrid Option ARM
197	2.7500000000	N/A	6.0000000000	1.0000000000	59	6	60	6	985.16	115.000	N/A	Hybrid Option ARM
198	2.7500000000	N/A	6.0000000000	1.0000000000	59	6	60	6	1,206.22	115.000	N/A	Hybrid Option ARM
199	2.7500000000	N/A	6.0000000000	1.0000000000	59	6	60	6	1,486.25	115.000	N/A	Hybrid Option ARM
200	2.7500000000	N/A	5.8931580367	1.0000000000	58	6	59	6	6,457.26	115.000	N/A	Hybrid Option ARM
201	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	6,734.23	115.000	N/A	Hybrid Option ARM
202	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	860.94	115.000	N/A	Hybrid Option ARM
203	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	21,619.26	115.000	N/A	Hybrid Option ARM
204	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	1,251.77	115.000	N/A	Hybrid Option ARM
205	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,907.02	115.000	N/A	Hybrid Option ARM
206	2.2500000000	N/A	5.0000000000	1.0000000000	58	6	59	6	791.67	115.000	N/A	Hybrid Option ARM
207	2.7500000000	N/A	6.0000000000	1.0000000000	59	6	60	6	2,313.54	115.000	N/A	Hybrid Option ARM
208	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	1,329.95	115.000	N/A	Hybrid Option ARM
209	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1,303.03	115.000	120	Fixed-Rate Payment Option
210	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	2,420.46	115.000	N/A	Hybrid Option ARM
211	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,114.05	115.000	N/A	Hybrid Option ARM
212	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	5,860.83	113.597	N/A	Hybrid Option ARM
213	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	38,712.54	115.000	N/A	Hybrid Option ARM
214	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,242.72	115.000	N/A	Hybrid Option ARM
215	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	608.29	115.000	N/A	Hybrid Option ARM
216	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	41,193.12	115.000	N/A	Hybrid Option ARM
217	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	336.06	115.000	N/A	Hybrid Option ARM
218	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	758.38	115.000	N/A	Hybrid Option ARM
219	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	409.00	115.000	N/A	Hybrid Option ARM
220	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	215.26	115.000	N/A	Hybrid Option ARM
221	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,187.85	115.000	N/A	Hybrid Option ARM
222	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,938.54	115.000	N/A	Hybrid Option ARM
223	2.2624843684	N/A	5.0000000000	2.0000000000	60	12	61	12	52,383.46	115.000	N/A	Hybrid Option ARM
224	2.2500000000	N/A	5.0000000000	1.0000000000	59	6	60	6	599.67	115.000	N/A	Hybrid Option ARM
225	3.4000000000	7.5000000000	N/A	N/A	1	1	11	12	909.13	115.000	60	Option ARM
226	3.4000000000	7.5000000000	N/A	N/A	1	1	13	12	2,187.26	115.000	120	Option ARM
227	4.2500000000	7.5000000000	N/A	N/A	1	1	13	12	1,460.50	115.000	120	Option ARM
228	3.7021300755	7.5000000000	N/A	N/A	1	1	12	12	1,661.82	115.000	60	Option ARM
229	2.8500000000	7.5000000000	N/A	N/A	1	1	12	12	1,005.01	115.000	120	Option ARM
230	3.7855051491	7.5000000000	N/A	N/A	1	1	11	12	10,205.77	115.000	60	Option ARM
231	3.6104954164	7.5000000000	N/A	N/A	1	1	13	12	24,005.76	114.822	120	Option ARM
232	3.8000000000	7.5000000000	N/A	N/A	1	1	12	12	911.07	115.000	120	Option ARM
233	3.7751836442	7.5000000000	N/A	N/A	1	1	12	12	2,494.40	115.000	60	Option ARM
234	2.4250000000	7.5000000000	N/A	N/A	1	1	12	12	1,160.08	115.000	120	Option ARM
235	3.3903130086	7.5000000000	N/A	N/A	1	1	11	12	20,691.72	115.000	60	Option ARM
236	3.1770296427	7.5000000000	N/A	N/A	1	1	12	12	41,402.04	115.000	120	Option ARM
237	3.8570036168	7.5000000000	N/A	N/A	1	1	8	12	1,668.13	112.325	60	Option ARM
238	4.3204004338	7.5000000000	N/A	N/A	1	1	7	12	2,428.58	110.000	60	Option ARM
239	3.8086819689	7.5000000000	N/A	N/A	1	1	7	12	10,649.18	111.023	60	Option ARM
240	4.1500000000	7.5000000000	N/A	N/A	1	1	12	12	2,510.37	115.000	120	Option ARM
241	3.4000000000	7.5000000000	N/A	N/A	1	1	12	12	11,376.87	115.000	60	Option ARM
242	3.3789556512	7.5000000000	N/A	N/A	1	1	13	12	2,433.73	115.000	120	Option ARM
243	3.3459260168	7.5000000000	N/A	N/A	1	1	11	12	8,292.81	115.000	60	Option ARM
244	3.2728847297	7.5000000000	N/A	N/A	1	1	12	12	14,696.91	115.000	120	Option ARM
245	4.1471154860	7.5000000000	N/A	N/A	1	1	13	12	4,183.10	115.000	120	Option ARM
246	3.0854060430	7.5000000000	N/A	N/A	1	1	11	12	7,013.99	115.000	60	Option ARM
247	3.2236730273	7.5000000000	N/A	N/A	1	1	12	12	2,830.71	115.000	120	Option ARM
248	3.3958776830	7.5000000000	N/A	N/A	1	1	10	12	36,762.18	113.918	60	Option ARM
249	3.5098732439	7.5000000000	N/A	N/A	1	1	12	12	91,132.78	115.000	120	Option ARM
250	3.2280000000	7.5000000000	N/A	N/A	1	1	5	12	1,334.80	110.000	60	Option ARM
251	3.7784349155	7.5000000000	N/A	N/A	1	1	7	12	7,415.67	112.292	60	Option ARM
252	2.9000000000	7.5000000000	N/A	N/A	1	1	10	12	1,122.14	115.000	60	Option ARM
253	3.7250000000	7.5000000000	N/A	N/A	1	1	9	12	676.90	115.000	60	Option ARM
254	3.8548698489	7.5000000000	N/A	N/A	1	1	13	12	3,218.48	115.000	120	Option ARM
255	3.2620031927	7.5000000000	N/A	N/A	1	1	12	12	7,512.39	115.000	60	Option ARM
256	3.3822239283	7.5000000000	N/A	N/A	1	1	11	12	6,126.67	115.000	120	Option ARM
257	3.4650410281	7.5000000000	N/A	N/A	1	1	11	12	148,120.30	114.267	60	Option ARM
258	3.2744048092	7.5000000000	N/A	N/A	1	1	12	12	157,807.35	114.713	120	Option ARM
259	4.0500000000	7.5000000000	N/A	N/A	2	1	12	12	796.09	115.000	120	Option ARM
260	4.1088020950	7.5000000000	N/A	N/A	2	1	12	12	1,959.07	115.000	60	Option ARM
261	3.8000000000	7.5000000000	N/A	N/A	1	1	3	12	574.78	115.000	60	Option ARM
262	4.0500000000	7.5000000000	N/A	N/A	2	1	12	12	1,489.71	115.000	120	Option ARM
263	4.3250000000	7.5000000000	N/A	N/A	1	1	9	12	768.81	115.000	120	Option ARM
264	4.0417764944	7.5000000000	N/A	N/A	2	1	10	12	12,576.81	114.032	60	Option ARM
265	4.0418676040	7.5000000000	N/A	N/A	2	1	12	12	10,786.29	115.000	120	Option ARM
266	2.2500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	2,604.74	115.000	N/A	Hybrid Option ARM
267	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	1,636.38	115.000	N/A	Hybrid Option ARM
268	2.2500000000	N/A	5.0000000000	2.0000000000	60	12	61	12	7,258.82	115.000	N/A	Hybrid Option ARM
269	2.2500000000	N/A	5.0000000000	1.0000000000	57	6	58	6	399.22	115.000	N/A	Hybrid Option ARM
270	2.2500000000	N/A	5.0000000000	1.0000000000	59	6	60	6	468.75	115.000	N/A	Hybrid Option ARM
271	3.5857092561	7.5000000000	N/A	N/A	1	1	12	12	4,786.58	113.679	120	Option ARM
272	3.6095233343	7.5000000000	N/A	N/A	1	1	11	12	2,167.50	115.000	60	Option ARM
273	3.5494091549	7.5000000000	N/A	N/A	1	1	12	12	7,587.40	115.000	120	Option ARM
274	3.6000000000	7.5000000000	N/A	N/A	1	1	8	12	1,168.26	115.000	120	Option ARM
275	3.2000000000	7.5000000000	N/A	N/A	1	1	7	12	1,435.70	110.000	60	Option ARM
276	3.4000000000	7.5000000000	N/A	N/A	1	1	13	12	209.41	115.000	120	Option ARM
277	3.2250000000	7.5000000000	N/A	N/A	1	1	12	12	1,656.45	115.000	60	Option ARM
278	2.9015186080	7.5000000000	N/A	N/A	1	1	11	12	2,488.67	115.000	60	Option ARM
279	3.3939759036	7.5000000000	N/A	N/A	1	1	13	12	2,623.61	115.000	120	Option ARM
280	3.6200000000	7.5000000000	N/A	N/A	1	1	6	12	916.29	110.000	60	Option ARM
281	2.5250000000	7.5000000000	N/A	N/A	1	1	13	12	346.57	115.000	120	Option ARM
282	3.4812667018	7.5000000000	N/A	N/A	1	1	10	12	24,259.23	114.371	60	Option ARM
283	3.3253094535	7.5000000000	N/A	N/A	1	1	12	12	15,818.65	115.000	120	Option ARM
284	4.1000000000	7.5000000000	N/A	N/A	1	1	6	12	978.17	110.000	60	Option ARM
285	4.1000000000	7.5000000000	N/A	N/A	2	1	12	12	1,215.68	115.000	120	Option ARM
286	2.7500000000	N/A	5.0000000000	2.0000000000	59	12	60	12	6,142.25	115.000	N/A	Hybrid Option ARM
287	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	1,847.15	115.000	N/A	Hybrid Option ARM
288	2.7500000000	N/A	5.0000000000	2.0000000000	83	12	84	12	3,669.43	115.000	N/A	Hybrid Option ARM
289	3.6741540394	7.5000000000	N/A	N/A	1	1	12	12	1,010.83	115.000	60	Option ARM
290	3.0926041595	7.5000000000	N/A	N/A	1	1	11	12	2,575.84	115.000	60	Option ARM
291	3.4270603895	7.5000000000	N/A	N/A	1	1	11	12	1,671.67	115.000	60	Option ARM
292	3.7500000000	7.5000000000	N/A	N/A	1	1	12	12	338.41	115.000	60	Option ARM
293	3.5980019633	7.5000000000	N/A	N/A	1	1	11	12	7,745.72	115.000	60	Option ARM
294	3.7500000000	7.5000000000	N/A	N/A	1	1	11	12	633.33	115.000	60	Option ARM
295	3.5000000000	7.5000000000	N/A	N/A	1	1	10	12	333.33	115.000	60	Option ARM

Variations in actual prepayment experience may increase or decrease the percentages of the initial outstanding Certificate Principal Balances and the weighted average lives shown in the tables entitled “Percent of Initial Certificate Principal Balance Outstanding at Various Percentages of CPR”.  Such variations may occur even if the average prepayment experience of all the Mortgage Loans equals the indicated percentage of the prepayment speed assumption.  There is no assurance, however, that prepayment of the Mortgage Loans will conform to any given percentage of the prepayment speed assumption.  The depositor makes no representation that the actual rates of prepayments on the Mortgage Loans will in any way correspond to any of the assumptions made in this prospectus supplement.

Based on the foregoing assumptions, the tables entitled “Percent of Initial Certificate Principal Balance Outstanding at Various Percentages of CPR” indicate the weighted average lives of the related Offered Certificates and set forth the percentages of the initial Certificate Principal Balances of each such class of Offered Certificates that would be outstanding after each of the Distribution Dates shown at various percentages of the prepayment speed assumption.

There are no historical prepayment data available for the Mortgage Pool, and comparable data is not available because the Mortgage Loans do not constitute a representative sample of mortgage loans generally.  In addition, historical data available with respect to mortgage loans underlying mortgage pass-through certificates issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation may not be comparable to prepayments expected to be experienced by the Mortgage Pool because the Mortgage Loans may have characteristics which differ from the mortgage loans underlying certificates issued by these entities.

The depositor makes no representation that the Mortgage Loans will prepay in the manner or at any of the rates assumed above.  Each investor must make its own decision as to the appropriate prepayment assumptions to be used in deciding whether or not to purchase any of the certificates.  Since the rate of principal payments (including prepayments) with respect to, and repurchases of, the Mortgage Loans will significantly affect the yields to maturity on the r elated Offered Certificates, prospective investors are urged to consult their investment advisors as to both the anticipated rate of future principal payments (including prepayments) on the related Mortgage Loans and the suitability of the related certificates to their investment objectives.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class I-A-1A and Class I-A-1B
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	98	87	76	70	59
June 25, 2009	96	75	57	48	33
June 25, 2010	94	65	42	33	17
June 25, 2011	91	55	31	24	13
June 25, 2012	87	46	24	17	8
June 25, 2013	82	38	18	12	5
June 25, 2014	77	33	14	8	3
June 25, 2015	72	28	10	6	1
June 25, 2016	68	24	8	4	1
June 25, 2017	64	20	6	3	*
June 25, 2018	59	17	4	2	0
June 25, 2019	54	14	3	1	0
June 25, 2020	50	12	2	1	0
June 25, 2021	45	10	1	*	0
June 25, 2022	42	8	1	0	0
June 25, 2023	38	6	*	0	0
June 25, 2024	35	5	*	0	0
June 25, 2025	32	4	0	0	0
June 25, 2026	29	3	0	0	0
June 25, 2027	26	3	0	0	0
June 25, 2028	23	2	0	0	0
June 25, 2029	20	2	0	0	0
June 25, 2030	18	1	0	0	0
June 25, 2031	15	1	0	0	0
June 25, 2032	13	*	0	0	0
June 25, 2033	10	*	0	0	0
June 25, 2034	8	0	0	0	0
June 25, 2035	6	0	0	0	0
June 25, 2036	4	0	0	0	0
June 25, 2037	1	0	0	0	0
June 25, 2038	1	0	0	0	0
June 25, 2039	1	0	0	0	0
June 25, 2040	1	0	0	0	0
June 25, 2041	*	0	0	0	0
June 25, 2042	*	0	0	0	0
June 25, 2043	*	0	0	0	0
June 25, 2044	0	0	0	0	0
Weighted Average Life to Maturity(1)	14.13	6.12	3.47	2.79	1.90
Weighted Average Life to Call(1)(2)	13.91	5.73	3.20	2.56	1.75

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class II-A-1 and Class II-A-2
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	97	86	75	70	58
June 25, 2009	95	74	56	48	33
June 25, 2010	93	64	41	32	17
June 25, 2011	91	55	31	23	13
June 25, 2012	87	47	24	17	8
June 25, 2013	83	38	18	12	4
June 25, 2014	78	34	14	8	3
June 25, 2015	74	29	10	6	1
June 25, 2016	70	24	8	4	1
June 25, 2017	66	21	6	3	*
June 25, 2018	60	17	4	2	0
June 25, 2019	55	14	3	1	0
June 25, 2020	51	12	2	*	0
June 25, 2021	46	10	1	*	0
June 25, 2022	42	8	1	0	0
June 25, 2023	39	7	*	0	0
June 25, 2024	35	5	*	0	0
June 25, 2025	32	4	0	0	0
June 25, 2026	29	4	0	0	0
June 25, 2027	26	3	0	0	0
June 25, 2028	23	2	0	0	0
June 25, 2029	20	2	0	0	0
June 25, 2030	17	1	0	0	0
June 25, 2031	15	1	0	0	0
June 25, 2032	12	*	0	0	0
June 25, 2033	10	*	0	0	0
June 25, 2034	7	0	0	0	0
June 25, 2035	5	0	0	0	0
June 25, 2036	3	0	0	0	0
June 25, 2037	*	0	0	0	0
June 25, 2038	*	0	0	0	0
June 25, 2039	*	0	0	0	0
June 25, 2040	*	0	0	0	0
June 25, 2041	*	0	0	0	0
June 25, 2042	*	0	0	0	0
June 25, 2043	*	0	0	0	0
June 25, 2044	0	0	0	0	0
Weighted Average Life to Maturity(1)	14.14	6.14	3.46	2.76	1.88
Weighted Average Life to Call(1)(2)	13.99	5.74	3.19	2.54	1.73

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class III-A-1
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	99	88	76	71	59
June 25, 2009	98	77	58	49	34
June 25, 2010	96	66	43	33	18
June 25, 2011	91	56	31	24	13
June 25, 2012	86	46	23	17	8
June 25, 2013	81	37	17	12	5
June 25, 2014	75	32	14	8	3
June 25, 2015	70	27	10	6	2
June 25, 2016	65	23	8	4	1
June 25, 2017	61	19	6	3	*
June 25, 2018	56	16	4	2	0
June 25, 2019	52	13	3	1	0
June 25, 2020	47	11	2	1	0
June 25, 2021	43	9	2	*	0
June 25, 2022	40	8	1	0	0
June 25, 2023	37	6	1	0	0
June 25, 2024	34	5	*	0	0
June 25, 2025	31	4	0	0	0
June 25, 2026	28	3	0	0	0
June 25, 2027	25	3	0	0	0
June 25, 2028	23	2	0	0	0
June 25, 2029	20	1	0	0	0
June 25, 2030	17	1	0	0	0
June 25, 2031	15	1	0	0	0
June 25, 2032	13	*	0	0	0
June 25, 2033	10	*	0	0	0
June 25, 2034	8	0	0	0	0
June 25, 2035	6	0	0	0	0
June 25, 2036	4	0	0	0	0
June 25, 2037	2	0	0	0	0
June 25, 2038	1	0	0	0	0
June 25, 2039	1	0	0	0	0
June 25, 2040	1	0	0	0	0
June 25, 2041	1	0	0	0	0
June 25, 2042	*	0	0	0	0
June 25, 2043	0	0	0	0	0
Weighted Average Life to Maturity(1)	13.90	6.07	3.50	2.82	1.93
Weighted Average Life to Call(1)(2)	13.67	5.70	3.23	2.59	1.77

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class A-2A
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	98	87	76	70	59
June 25, 2009	96	76	57	49	33
June 25, 2010	94	65	42	33	17
June 25, 2011	91	55	31	24	13
June 25, 2012	87	46	24	17	8
June 25, 2013	82	38	18	12	5
June 25, 2014	77	33	14	8	3
June 25, 2015	72	28	10	6	2
June 25, 2016	68	24	8	4	1
June 25, 2017	63	20	6	3	*
June 25, 2018	58	17	4	2	0
June 25, 2019	54	14	3	1	0
June 25, 2020	49	11	2	1	0
June 25, 2021	45	9	1	*	0
June 25, 2022	41	8	1	0	0
June 25, 2023	38	6	*	0	0
June 25, 2024	35	5	*	0	0
June 25, 2025	32	4	0	0	0
June 25, 2026	29	3	0	0	0
June 25, 2027	26	3	0	0	0
June 25, 2028	23	2	0	0	0
June 25, 2029	20	2	0	0	0
June 25, 2030	18	1	0	0	0
June 25, 2031	15	1	0	0	0
June 25, 2032	13	*	0	0	0
June 25, 2033	10	*	0	0	0
June 25, 2034	8	0	0	0	0
June 25, 2035	6	0	0	0	0
June 25, 2036	4	0	0	0	0
June 25, 2037	1	0	0	0	0
June 25, 2038	1	0	0	0	0
June 25, 2039	1	0	0	0	0
June 25, 2040	1	0	0	0	0
June 25, 2041	*	0	0	0	0
June 25, 2042	*	0	0	0	0
June 25, 2043	*	0	0	0	0
June 25, 2044	0	0	0	0	0
Weighted Average Life to Maturity(1)	14.10	6.11	3.48	2.79	1.90
Weighted Average Life to Call(1)(2)	13.87	5.72	3.21	2.57	1.75

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class A-2B
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	98	87	76	70	59
June 25, 2009	96	76	57	49	33
June 25, 2010	94	65	42	33	17
June 25, 2011	91	55	31	24	13
June 25, 2012	87	46	24	17	8
June 25, 2013	82	38	18	12	5
June 25, 2014	77	33	14	8	3
June 25, 2015	72	28	10	6	2
June 25, 2016	68	24	8	4	1
June 25, 2017	63	20	6	3	*
June 25, 2018	58	17	4	2	0
June 25, 2019	54	14	3	1	0
June 25, 2020	49	11	2	1	0
June 25, 2021	45	9	1	*	0
June 25, 2022	41	8	1	0	0
June 25, 2023	38	6	*	0	0
June 25, 2024	35	5	*	0	0
June 25, 2025	32	4	0	0	0
June 25, 2026	29	3	0	0	0
June 25, 2027	26	3	0	0	0
June 25, 2028	23	2	0	0	0
June 25, 2029	20	2	0	0	0
June 25, 2030	18	1	0	0	0
June 25, 2031	15	1	0	0	0
June 25, 2032	13	*	0	0	0
June 25, 2033	10	*	0	0	0
June 25, 2034	8	0	0	0	0
June 25, 2035	6	0	0	0	0
June 25, 2036	4	0	0	0	0
June 25, 2037	1	0	0	0	0
June 25, 2038	1	0	0	0	0
June 25, 2039	1	0	0	0	0
June 25, 2040	1	0	0	0	0
June 25, 2041	*	0	0	0	0
June 25, 2042	*	0	0	0	0
June 25, 2043	*	0	0	0	0
June 25, 2044	0	0	0	0	0
Weighted Average Life to Maturity(1)	14.10	6.11	3.48	2.79	1.90
Weighted Average Life to Call(1)(2)	13.87	5.72	3.21	2.57	1.75

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class A-3
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	98	87	76	70	59
June 25, 2009	96	76	57	49	33
June 25, 2010	94	65	42	33	17
June 25, 2011	91	55	31	24	13
June 25, 2012	87	46	24	17	8
June 25, 2013	82	38	18	12	5
June 25, 2014	77	33	14	8	3
June 25, 2015	72	28	10	6	2
June 25, 2016	68	24	8	4	1
June 25, 2017	63	20	6	3	*
June 25, 2018	58	17	4	2	0
June 25, 2019	54	14	3	1	0
June 25, 2020	49	11	2	1	0
June 25, 2021	45	9	1	*	0
June 25, 2022	41	8	1	0	0
June 25, 2023	38	6	*	0	0
June 25, 2024	35	5	*	0	0
June 25, 2025	32	4	0	0	0
June 25, 2026	29	3	0	0	0
June 25, 2027	26	3	0	0	0
June 25, 2028	23	2	0	0	0
June 25, 2029	20	2	0	0	0
June 25, 2030	18	1	0	0	0
June 25, 2031	15	1	0	0	0
June 25, 2032	13	*	0	0	0
June 25, 2033	10	*	0	0	0
June 25, 2034	8	0	0	0	0
June 25, 2035	6	0	0	0	0
June 25, 2036	4	0	0	0	0
June 25, 2037	1	0	0	0	0
June 25, 2038	1	0	0	0	0
June 25, 2039	1	0	0	0	0
June 25, 2040	1	0	0	0	0
June 25, 2041	*	0	0	0	0
June 25, 2042	*	0	0	0	0
June 25, 2043	*	0	0	0	0
June 25, 2044	0	0	0	0	0
Weighted Average Life to Maturity(1)	14.10	6.11	3.48	2.79	1.90
Weighted Average Life to Call(1)(2)	13.87	5.72	3.21	2.57	1.75

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class A-4
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	98	87	76	70	59
June 25, 2009	96	75	57	48	33
June 25, 2010	94	65	42	33	17
June 25, 2011	91	55	31	24	13
June 25, 2012	87	46	24	17	8
June 25, 2013	82	38	18	12	5
June 25, 2014	77	33	14	8	3
June 25, 2015	72	28	10	6	1
June 25, 2016	68	24	8	4	1
June 25, 2017	64	20	6	3	*
June 25, 2018	59	17	4	2	0
June 25, 2019	54	14	3	1	0
June 25, 2020	50	12	2	1	0
June 25, 2021	45	10	1	*	0
June 25, 2022	42	8	1	0	0
June 25, 2023	38	6	*	0	0
June 25, 2024	35	5	*	0	0
June 25, 2025	32	4	0	0	0
June 25, 2026	29	3	0	0	0
June 25, 2027	26	3	0	0	0
June 25, 2028	23	2	0	0	0
June 25, 2029	20	2	0	0	0
June 25, 2030	18	1	0	0	0
June 25, 2031	15	1	0	0	0
June 25, 2032	13	*	0	0	0
June 25, 2033	10	*	0	0	0
June 25, 2034	8	0	0	0	0
June 25, 2035	6	0	0	0	0
June 25, 2036	4	0	0	0	0
June 25, 2037	1	0	0	0	0
June 25, 2038	1	0	0	0	0
June 25, 2039	1	0	0	0	0
June 25, 2040	1	0	0	0	0
June 25, 2041	*	0	0	0	0
June 25, 2042	*	0	0	0	0
June 25, 2043	*	0	0	0	0
June 25, 2044	0	0	0	0	0
Weighted Average Life to Maturity(1)	14.13	6.12	3.47	2.79	1.90
Weighted Average Life to Call(1)(2)	13.91	5.73	3.20	2.56	1.75

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-1
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	22
June 25, 2013	100	100	50	33	13
June 25, 2014	100	72	30	19	0
June 25, 2015	100	61	22	13	0
June 25, 2016	100	52	17	9	0
June 25, 2017	100	44	12	0	0
June 25, 2018	100	36	9	0	0
June 25, 2019	100	30	1	0	0
June 25, 2020	100	25	0	0	0
June 25, 2021	98	21	0	0	0
June 25, 2022	91	17	0	0	0
June 25, 2023	83	14	0	0	0
June 25, 2024	76	12	0	0	0
June 25, 2025	69	9	0	0	0
June 25, 2026	63	4	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	28	0	0	0	0
June 25, 2033	23	0	0	0	0
June 25, 2034	18	0	0	0	0
June 25, 2035	13	0	0	0	0
June 25, 2036	6	0	0	0	0
June 25, 2037	0	0	0	0	0
Weighted Average Life to Maturity(1)	21.43	10.45	6.49	5.35	4.16
Weighted Average Life to Call(1)(2)	21.08	9.82	6.07	5.00	3.88

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-2
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	22
June 25, 2013	100	100	50	33	13
June 25, 2014	100	72	30	19	0
June 25, 2015	100	61	22	13	0
June 25, 2016	100	52	17	2	0
June 25, 2017	100	44	12	0	0
June 25, 2018	100	36	3	0	0
June 25, 2019	100	30	0	0	0
June 25, 2020	100	25	0	0	0
June 25, 2021	98	21	0	0	0
June 25, 2022	91	17	0	0	0
June 25, 2023	83	14	0	0	0
June 25, 2024	76	12	0	0	0
June 25, 2025	69	5	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	28	0	0	0	0
June 25, 2033	23	0	0	0	0
June 25, 2034	18	0	0	0	0
June 25, 2035	13	0	0	0	0
June 25, 2036	0	0	0	0	0
Weighted Average Life to Maturity(1)	21.40	10.35	6.43	5.29	4.07
Weighted Average Life to Call(1)(2)	21.08	9.82	6.07	5.00	3.83

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-3
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	22
June 25, 2013	100	100	50	33	13
June 25, 2014	100	72	30	19	0
June 25, 2015	100	61	22	13	0
June 25, 2016	100	52	17	0	0
June 25, 2017	100	44	12	0	0
June 25, 2018	100	36	0	0	0
June 25, 2019	100	30	0	0	0
June 25, 2020	100	25	0	0	0
June 25, 2021	98	21	0	0	0
June 25, 2022	91	17	0	0	0
June 25, 2023	83	14	0	0	0
June 25, 2024	76	12	0	0	0
June 25, 2025	69	0	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	28	0	0	0	0
June 25, 2033	23	0	0	0	0
June 25, 2034	18	0	0	0	0
June 25, 2035	13	0	0	0	0
June 25, 2036	0	0	0	0	0
Weighted Average Life to Maturity(1)	21.37	10.30	6.39	5.26	4.06
Weighted Average Life to Call(1)(2)	21.08	9.82	6.07	4.99	3.83

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-4
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	22
June 25, 2013	100	100	50	33	13
June 25, 2014	100	72	30	19	0
June 25, 2015	100	61	22	13	0
June 25, 2016	100	52	17	0	0
June 25, 2017	100	44	12	0	0
June 25, 2018	100	36	0	0	0
June 25, 2019	100	30	0	0	0
June 25, 2020	100	25	0	0	0
June 25, 2021	98	21	0	0	0
June 25, 2022	91	17	0	0	0
June 25, 2023	83	14	0	0	0
June 25, 2024	76	4	0	0	0
June 25, 2025	69	0	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	28	0	0	0	0
June 25, 2033	23	0	0	0	0
June 25, 2034	18	0	0	0	0
June 25, 2035	13	0	0	0	0
June 25, 2036	0	0	0	0	0
Weighted Average Life to Maturity(1)	21.34	10.23	6.35	5.22	4.05
Weighted Average Life to Call(1)(2)	21.08	9.82	6.06	4.99	3.82

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-5
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	22
June 25, 2013	100	100	50	33	6
June 25, 2014	100	72	30	19	0
June 25, 2015	100	61	22	3	0
June 25, 2016	100	52	17	0	0
June 25, 2017	100	44	0	0	0
June 25, 2018	100	36	0	0	0
June 25, 2019	100	30	0	0	0
June 25, 2020	100	25	0	0	0
June 25, 2021	98	21	0	0	0
June 25, 2022	91	17	0	0	0
June 25, 2023	83	12	0	0	0
June 25, 2024	76	0	0	0	0
June 25, 2025	69	0	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	28	0	0	0	0
June 25, 2033	23	0	0	0	0
June 25, 2034	18	0	0	0	0
June 25, 2035	2	0	0	0	0
June 25, 2036	0	0	0	0	0
Weighted Average Life to Maturity(1)	21.30	10.15	6.29	5.18	4.01
Weighted Average Life to Call(1)(2)	21.08	9.81	6.06	4.99	3.79

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

 *  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-6
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	22
June 25, 2013	100	100	50	33	0
June 25, 2014	100	72	30	19	0
June 25, 2015	100	61	22	0	0
June 25, 2016	100	52	17	0	0
June 25, 2017	100	44	0	0	0
June 25, 2018	100	36	0	0	0
June 25, 2019	100	30	0	0	0
June 25, 2020	100	25	0	0	0
June 25, 2021	98	21	0	0	0
June 25, 2022	91	17	0	0	0
June 25, 2023	83	0	0	0	0
June 25, 2024	76	0	0	0	0
June 25, 2025	69	0	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	28	0	0	0	0
June 25, 2033	23	0	0	0	0
June 25, 2034	18	0	0	0	0
June 25, 2035	0	0	0	0	0
Weighted Average Life to Maturity(1)	21.24	10.04	6.22	5.12	3.97
Weighted Average Life to Call(1)(2)	21.08	9.81	6.06	4.99	3.79

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-7
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	22
June 25, 2013	100	100	50	33	0
June 25, 2014	100	72	30	11	0
June 25, 2015	100	61	22	0	0
June 25, 2016	100	52	1	0	0
June 25, 2017	100	44	0	0	0
June 25, 2018	100	36	0	0	0
June 25, 2019	100	30	0	0	0
June 25, 2020	100	25	0	0	0
June 25, 2021	98	21	0	0	0
June 25, 2022	91	3	0	0	0
June 25, 2023	83	0	0	0	0
June 25, 2024	76	0	0	0	0
June 25, 2025	69	0	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	28	0	0	0	0
June 25, 2033	23	0	0	0	0
June 25, 2034	6	0	0	0	0
June 25, 2035	0	0	0	0	0
Weighted Average Life to Maturity(1)	21.14	9.89	6.13	5.04	3.92
Weighted Average Life to Call(1)(2)	21.08	9.81	6.06	4.99	3.79

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-8
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	10
June 25, 2013	100	100	50	33	0
June 25, 2014	100	72	30	0	0
June 25, 2015	100	61	12	0	0
June 25, 2016	100	52	0	0	0
June 25, 2017	100	44	0	0	0
June 25, 2018	100	36	0	0	0
June 25, 2019	100	30	0	0	0
June 25, 2020	100	25	0	0	0
June 25, 2021	98	4	0	0	0
June 25, 2022	91	0	0	0	0
June 25, 2023	83	0	0	0	0
June 25, 2024	76	0	0	0	0
June 25, 2025	69	0	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	28	0	0	0	0
June 25, 2033	13	0	0	0	0
June 25, 2034	0	0	0	0	0
Weighted Average Life to Maturity(1)	20.98	9.68	5.99	4.93	3.82
Weighted Average Life to Call(1)(2)	20.98	9.68	5.99	4.93	3.78

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-9
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	36
June 25, 2012	100	100	67	48	0
June 25, 2013	100	100	50	33	0
June 25, 2014	100	72	20	0	0
June 25, 2015	100	61	0	0	0
June 25, 2016	100	52	0	0	0
June 25, 2017	100	44	0	0	0
June 25, 2018	100	36	0	0	0
June 25, 2019	100	21	0	0	0
June 25, 2020	100	*	0	0	0
June 25, 2021	98	0	0	0	0
June 25, 2022	91	0	0	0	0
June 25, 2023	83	0	0	0	0
June 25, 2024	76	0	0	0	0
June 25, 2025	69	0	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	44	0	0	0	0
June 25, 2030	39	0	0	0	0
June 25, 2031	33	0	0	0	0
June 25, 2032	11	0	0	0	0
June 25, 2033	0	0	0	0	0
Weighted Average Life to Maturity(1)	20.66	9.34	5.77	4.82	3.67
Weighted Average Life to Call(1)(2)	20.66	9.34	5.77	4.82	3.67

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

*  Indicates a value less than 0.5% but greater than zero, if applicable.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-10
Distribution Date	5%	15%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	67	9
June 25, 2012	100	100	67	43	0
June 25, 2013	100	100	50	0	0
June 25, 2014	100	72	0	0	0
June 25, 2015	100	61	0	0	0
June 25, 2016	100	52	0	0	0
June 25, 2017	100	31	0	0	0
June 25, 2018	100	9	0	0	0
June 25, 2019	100	0	0	0	0
June 25, 2020	100	0	0	0	0
June 25, 2021	98	0	0	0	0
June 25, 2022	91	0	0	0	0
June 25, 2023	83	0	0	0	0
June 25, 2024	76	0	0	0	0
June 25, 2025	69	0	0	0	0
June 25, 2026	63	0	0	0	0
June 25, 2027	56	0	0	0	0
June 25, 2028	50	0	0	0	0
June 25, 2029	33	0	0	0	0
June 25, 2030	16	0	0	0	0
June 25, 2031	0	0	0	0	0
Weighted Average Life to Maturity(1)	19.90	8.69	5.44	4.60	3.43
Weighted Average Life to Call(1)(2)	19.90	8.69	5.44	4.60	3.43

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2)

Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

Percent of Initial Certificate Principal Balance Outstanding
at Various Percentages of CPR

	Class M-11
Distribution Date	5%	15%	25%	30%	40%
June 29, 2007	100	100	100	100	100
June 25, 2008	100	100	100	100	100
June 25, 2009	100	100	100	100	100
June 25, 2010	100	100	100	100	100
June 25, 2011	100	100	89	50	0
June 25, 2012	100	100	50	0	0
June 25, 2013	100	100	1	0	0
June 25, 2014	100	64	0	0	0
June 25, 2015	100	32	0	0	0
June 25, 2016	100	5	0	0	0
June 25, 2017	100	0	0	0	0
June 25, 2018	100	0	0	0	0
June 25, 2019	100	0	0	0	0
June 25, 2020	100	0	0	0	0
June 25, 2021	99	0	0	0	0
June 25, 2022	91	0	0	0	0
June 25, 2023	83	0	0	0	0
June 25, 2024	75	0	0	0	0
June 25, 2025	55	0	0	0	0
June 25, 2026	37	0	0	0	0
June 25, 2027	18	0	0	0	0
June 25, 2028	1	0	0	0	0
June 25, 2029	0	0	0	0	0
Weighted Average Life to Maturity(1)	18.12	7.46	4.98	4.01	3.11
Weighted Average Life to Call(1)(2)	18.12	7.46	4.98	4.01	3.11

(1)

The weighted average life of a certificate is determined by (a) multiplying the net reduction, if any, of the Certificate Principal Balance by the number of years from the date of issuance of the certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the total net reduction of the Certificate Principal Balance described in (a) above.

(2) Assumes the master servicer exercises its option to purchase the mortgage loans on the earliest possible distribution date on which it is permitted to exercise this option.  See “Pooling and Servicing Agreement-Optional Termination” in this prospectus supplement.

FEDERAL INCOME TAX CONSEQUENCES

Multiple elections will be made to treat designated portions of the trust as real estate mortgage investment conduits (“REMICs”) for federal income tax purposes.  Upon the issuance of the Offered Certificates, McKee Nelson LLP, special counsel to the depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, each REMIC for which the securities administrator files a REMIC election will qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the “Code”).  The Residual Certificates will consist of components, each of which will represent the sole class of “residual interests” in a REMIC.

For federal income tax information reporting purposes, the securities administrator will treat each holder of an Offered Certificate (a “Component Certificate”) (i) as holding an undivided interest in a REMIC regular interest (the “REMIC regular interest component”) and (ii) as having entered into a limited recourse notional principal contract (the “Cap Contract”).  For this purpose, the REMIC regular interest component will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the Component Certificates to which it corresponds, except that (i) any Swap Termination Payment will be treated as being payable solely from the Net Monthly Excess Cashflow and (ii) the maximum interest rate of the corresponding REMIC regular interest will equal the Net WAC Pass-Through Rate, determined by (x) limiting, with respect to each Group, product of 250, the Certificate Swap Allocation Percentage for such group and the notional amount of the Certificate Swap Agreement to the aggregate Principal Balance of the Mortgage Loans in such Group and (y) ignoring any Swap Termination Payment.  As a result of the foregoing, the amount of the distributions on the REMIC regular interest corresponding to a Class of Component Certificates may exceed the actual amount of distributions on such Class of Certificates.

Any payment on a Component Certificate in excess of the amount payable on its corresponding REMIC regular interest (an “Excess Payment Amount”) will be treated as paid pursuant to the Cap Contract.  Alternatively, any amount payable on the REMIC regular interest corresponding to a Component Certificate in excess of the amount payable on the Component Certificate will be treated as having been received by the holder of that Component Certificate and then as having been paid by such holder pursuant to the Cap Contract.  Consequently, each beneficial owner of a Component Certificate will be required to report income accruing with respect to the REMIC regular interest component as discussed under “Material Federal Income Tax Considerations–REMICs” in the Prospectus.  In addition, each beneficial owner of a Component Certificate will be required to report net income with respect to the Cap Contract component and will be permitted to recognize a net deduction with respect to the Cap Contract component, subject to the discussion below.  Prospective investors should consult their own tax advisors regarding the consequences to them in light of their own particular circumstances of taxing separately the two components comprising each Component Certificate.

Under the REMIC regulations, each holder of a Component Certificate must allocate its purchase price for a Component Certificate between its undivided interest in the REMIC regular interest component and its undivided interest in the Cap Contract in accordance with the relative fair market values of each property right. Original issue discount regulations provide that the trust’s allocation of the issue price is binding on all holders unless the holder explicitly discloses on its tax return that its allocation is different from the trust’s allocation.  For tax reporting purposes, the securities administrator will, unless otherwise directed in the Pooling and Servicing Agreement or by the depositor, treat the Cap Contract component as having a nominal value.  The Cap Contract component is difficult to value, and the Internal Revenue Service (“IRS”) could assert that the value of such rights as of the Closing Date is greater than the value used for information reporting purposes.  Prospective investors should consider the tax consequences to them if the IRS were to assert a different value for the Cap Contract component.

Under the REMIC regulations, the securities administrator is required to account for the REMIC regular interest and the Cap Contract component as discrete property rights.  The securities administrator, as provided in the Pooling and Servicing Agreement, will treat Excess Payment Amounts as payments under a “notional principal contract,” as defined in the notional principal contracts regulations (the “Notional Principal Contract Regulations”).

If a holder of a Component Certificate is an individual, amortization of the price paid for the right to receive Excess Payment Amounts may be treated as a miscellaneous itemized deduction.  In computing taxable income, an individual is allowed to deduct miscellaneous itemized deductions only to the extent the sum of such deductions exceeds two percent of the individual’s adjusted gross income.  Further, an individual is not allowed a deduction for miscellaneous itemized deductions in computing alternative minimum taxable income.  Because a beneficial owner of a Component Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Cap Contract but may not be able to deduct that amount from income, a beneficial owner of a Component Certificate may have income that exceeds cash distributions on the Component Certificate, in any period and over the term of the Component Certificate.  As a result, the Component Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Cap Contract would be subject to the foregoing limitations.

Upon the sale of a Component Certificate, the amount of the sale price allocated to the selling certificateholder’s right to receive Excess Payment Amounts would be considered a “termination payment” under the Notional Principal Contract Regulations.  A holder of a Component Certificate will have gain or loss from such a termination of the right to receive Excess Payment Amounts equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any amount paid (or deemed paid) by the certificateholder upon entering into or acquiring its interest in the right to receive Excess Payment Amounts.

Gain or loss realized upon the termination of the right to receive Excess Payment Amounts will generally be treated as capital gain or loss.  Moreover, in the case of a bank or thrift institution, Code Section 582(c) would likely not apply to treat such gain or loss as ordinary.

Potential Alternative Treatment of Excess Payment Amounts

The right to receive Excess Payment Amounts may be treated as a partnership between the holders of the Component Certificates and the holders of the Class CE-1 Certificates, in which case a holder of a Component Certificate will be subject to potentially different timing of income and a foreign holder of a Component Certificate may be subject to withholding in respect of any Excess Payment Amounts.  Also, Treasury regulations have been promulgated under Section 1275 of the Code generally providing for the integration of a “qualifying debt instrument” with a hedge if the combined cashflows of the components are substantially equivalent to the cashflows on a variable rate debt instrument.  However, such regulations specifically disallow integration of debt instruments subject to Section 1272(a)(6) of the Code.  Therefore, a holder of a Component Certificate will be unable to use the integration method provided for under such regulations with respect to that certificate.

Holders of the Component Certificates are advised to consult their own tax advisors regarding the allocation of issue price and the timing, character and source of income and deductions resulting from the ownership of such certificates.

Treatment of Component Certificates as Real Estate Assets

With respect to the Component Certificates, this paragraph is relevant to such certificates exclusive of the rights of the holders of such certificates to receive Excess Payment Amounts.  The Component Certificates will represent “real estate assets” under Section 856(c)(5)(B) of the Code and qualifying assets under Section 7701(a)(19)(C) in the same proportion that the assets of the trust would be so treated, and income on the Component Certificates will represent “interest on obligations secured by mortgages on real property or on interests in real property” under Section 856(c)(3)(B) in the same proportion that the income on the assets of the trust would be so treated.  Because the Excess Payment Amount is treated as a separate right of the Component Certificates not payable by any REMIC elected by the trust, such right will not be treated as a qualifying asset for any certificateholder that is a mutual savings bank, domestic building and loan association, real estate investment trust, or real estate mortgage investment conduit and any amounts received with respect to Excess Payment Amounts will not be qualifying real estate income for real estate investment trusts.  In addition, in light of the obligations represented by the Cap Contract, the Component Certificates generally will not be suitable investments for a REMIC.

Reportable Transactions

A penalty in the amount of $10,000 in the case of a natural person and $50,000 in any other case is imposed on any taxpayer that fails to file timely an information return with the IRS with respect to a “reportable transaction” (as defined in Section 6011 of the Code). The rules defining “reportable transactions” are complex and include transactions that result in certain losses that exceed threshold amounts. Prospective investors are encouraged to consult their own tax advisers regarding any possible disclosure obligations in light of their particular circumstances.

 LEGAL PROCEEDINGS

There are no legal proceedings pending against the sponsor, the depositor, the trustee, Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, the master servicer, the servicers, the originators, the credit risk manager, the securities administrator or the custodians, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the certificateholders.  No legal proceedings that are material to the certificateholders against any of the foregoing transaction parties are known to be contemplated by governmental authorities.

 AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

The Certificate Swap Provider, the Class I-A-1B Swap Provider, The Class A-2A Swap Provider, and Deutsche Bank National Trust Company are affiliates of the sponsor and the depositor.  There are no affiliations between the sponsor, the depositor and the issuing entity and any of the master servicer, the servicers, the trustee, the originators, the securities administrator, and the Floor Provider.  Wells Fargo Bank serves as master servicer, the securities administrator and a custodian, but there are no other affiliations among Wells Fargo Bank and any other servicer, originator, custodian, or other party to this transaction.  Except as disclosed herein, there are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the sponsor, the depositor or the issuing entity and (b) any of the parties referred to in the preceding sentence, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm’s length transaction with an unrelated third party and that are material to the investor’s understanding of the Certificates, or that relate to the Certificates or the pooled assets.  No such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

 LEGAL INVESTMENT ASPECTS

The Offered Certificates (other than the Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates) will constitute “mortgage-related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”) for so long as such Offered Certificates are rated in one of the two highest rating categories by S&P, Moody’s, Fitch or another nationally recognized statistical rating organization, and as such will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities.  Under SMMEA, if a state enacted legislation before October 4, 1991 specifically limiting the legal investment authority of any of such entities with respect to “mortgage-related securities”, certain classes of the Offered Certificates, will constitute legal investments for entities subject to such legislation only to the extent provided therein.  Certain states have enacted such legislation.  Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.

SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:  federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with certain classes of the Offered Certificates, without limitation as to the percentage of their assets represented thereby; federal credit unions may invest in certain classes of the Offered Certificates and national banks may purchase certain classes of the Offered Certificates for their own accounts without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh); in each case subject to such regulations as the applicable federal regulatory authority may prescribe.  See “Legal Investment Matters” in the prospectus.

Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.

 ACCOUNTING CONSIDERATIONS

Various factors may influence the accounting treatment applicable to an investor’s acquisition and holding of mortgage-backed securities.  Accounting standards, and the application and interpretation of such standards, are subject to change from time to time.  Investors are encouraged to consult their own accountants for advice as to the appropriate accounting treatment for the Offered Certificates.

 ERISA CONSIDERATIONS

 A fiduciary of any employee benefit plan or other plan or arrangement subject to ERISA or Section 4975 of the Code (a “Plan”), or any other person investing plan assets of a Plan, including an insurance company, whether investing through its general or separate accounts, should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code.  The Department of Labor has granted prohibited transaction exemptive relief with respect to the purchase or holding of certificates by or on behalf of, or with plan assets of, a Plan and the operation and management of the assets of the trust that issued such certificates to Deutsche Banc Alex Brown, Inc. as Prohibited Transaction 94-84 and to Deutsche Morgan Grenfell/C.J. Lawrence Inc. as FAN 97-03E, both as most recently amended and restated by Prohibited Transaction Exemptions 2007-5 (the “Underwriter Exemption”), as described in the accompanying prospectus.  The Underwriter Exemption permits Offered Certificates, whether or not subordinated, to be purchased by Plans, provided such certificates are backed by fully-secured mortgage loans and are rated at least “BBB-” (or its equivalent) by S&P, Moody’s, Fitch, DBRS Limited or DBRS, Inc. at the time of their acquisition.  The Underwriter Exemption contains a number of other conditions which must be met for the exemption to apply as described in the accompanying prospectus, including the requirement that the investing Plan must be an “accredited investor” as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

Any person purchasing an Offered Certificate otherwise eligible for purchase by Plans under the Underwriter Exemption, which Certificate entitles the holder to receive payments under the Floor Agreement, the Certificate Swap Agreement or any other swap agreement from the Supplemental Interest Trust, will be deemed to have acquired for purposes of ERISA and Section 4975 of the Code the right to receive such Offered Certificate without the right to receive payments from the Supplemental Interest Trust, together with the right to receive such payments.

The acquisition, holding and transfer of the Offered Certificates, excluding the right to receive the payments from the Supplemental Interest Trust, should meet the conditions of the Underwriter Exemption (other than the those within the control of the investors.)  However, a fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of the Class I-A-1A, Class I-A-1B, Class II-A-1, Class III-A-1 and Class A-4 Certificates (the “Exemption-Eligible Certificates”) could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code, and whether the purchase, holding or disposition of the Exemption-Eligible Certificates without the right to receive payments from the Supplemental Interest Trust during the term of the Floor Agreement, the Certificate Swap Agreement or any other swap agreement, as applicable, satisfy the terms and conditions of the Underwriter Exemption.  See “ERISA Considerations” in the accompanying prospectus.

The rating of a security may change.  If a class of Exemption-Eligible Certificates is no longer rated at least BBB- or its equivalent, Exemption-Eligible Certificates of that class will no longer be eligible for relief under the Exemption (although a Plan that had purchased that certificate when it had a rating of at least BBB- or its equivalent would not be required by the Exemption to dispose of it).  Consequently, transfers of any Exemption-Eligible Certificates rated below BBB- or its equivalent or any other Offered Certificates (collectively, “ERISA-Restricted Offered Certificates”) will not be registered by the securities administrator unless the securities administrator receives the following:

•

a representation from the transferee of the ERISA-Restricted Offered Certificates, acceptable to and in form and substance satisfactory to the securities administrator, to the effect that such transferee is not a Plan, nor a person acting on behalf of a Plan or using the assets of a Plan to effect the transfer;

•

if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing the ERISA-Restricted Offered Certificates with funds contained in an “insurance company general account,” as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95 60, and that the purchase and holding of the ERISA-Restricted Offered Certificates are covered under Sections I and III of PTCE 95-60; or

•

an opinion of counsel satisfactory to the securities administrator that the purchase or holding of the ERISA-Restricted Offered Certificates by a Plan, any person acting on behalf of a Plan or using a Plan’s assets, will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the trustee, the securities administrator, the depositor, the sponsor, the NIMS insurer, if any, the master servicer or any servicer to any obligation in addition to those undertaken in the pooling and servicing agreement.

In the event that the representation is violated, or any attempt to transfer to a Plan or person acting on behalf of a Plan or using a Plan’s assets is attempted without the requisite opinion of counsel, the attempted transfer or acquisition shall be void and of no effect.

The Underwriter Exemption may not apply to the acquisition, holding or resale of the right to receive payments from the Supplemental Interest Trust by a Plan. The right to receive such payments could also result in a prohibited transaction if the Certificate Swap Provider, any other swap providers or the Floor Provider is a party in interest with respect to such Plan, unless another administrative exemption is available. Accordingly, no Plan or other person using Plan assets may acquire or hold an Exemption-Eligible Certificate otherwise eligible for the Underwriter Exemption before the termination of the Floor Agreement, the Certificate Swap Agreement and any other swap agreement, as applicable, with respect to such certificates, unless such acquisition or holding is eligible for the exemptive relief available under an administrative or statutory exemption. The administrative exemptions issued by the U.S. Department of Labor include Prohibited Transaction Class Exemption 84-14 (for transactions by independent “qualified professional asset managers”), 91-38 (for transactions by bank collective investment funds), 90-1 (for transactions by insurance company pooled separate accounts), 95-60 (for transactions by insurance company general accounts) or 96-23 (for transactions effected by “in-house asset managers”).  There is also a statutory exemption that may be available under Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code to a party in interest that is a service provider to a Plan investing in the Exemption-Eligible Certificates for adequate consideration, provided such service provider is not (i) the fiduciary with respect to the Plan’s assets used to acquire the Exemption-Eligible Certificates or an affiliate of such fiduciary or (ii) an affiliate of the employer sponsoring the Plan.  Plan fiduciaries should consult their legal counsel concerning this issue. Each beneficial owner of an Exemption-Eligible Certificate or any interest therein shall be deemed to have represented, by virtue of its acquisition or holding of an Exemption-Eligible Certificate described in this paragraph, or interest therein, that until termination of the applicable swap or floor agreement described in this paragraph either (i) it is not a Plan or (ii) the acquisition and holding of such Certificate are eligible for the exemptive relief available under one of the five Prohibited Transaction Class Exemptions described immediately above or the statutory exemption for non-fiduciary service providers under Section 408(b)(17) of ERISA.  It should be noted that as PTCE 95-60 would cover the prohibited transactions discussed herein in connection with the Floor Agreement, the Certificate Swap Agreement and any other swap agreement, as applicable, any Exemption-Eligible Certificate whose rating has fallen to below “BBB-” or its equivalent, could be purchased by insurance company general accounts pursuant to such exemption prior to the termination of the Floor Agreement, the Certificate Swap Agreement and any other swap agreement, as applicable.

If any Exemption-Eligible Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner. Any purported beneficial owner whose acquisition or holding of an Exemption-Eligible Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the depositor, the trustee, the Sponsor, the master servicer, any servicer, the securities administrator and the NIMS insurer, if any, from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and Section 4975 of the Code, the effect of the assets of the trust being deemed “plan assets,” the applicability of the Underwriter Exemption and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates.  Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the offered certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan’s investment portfolio.

If an Offered Certificate has not been underwritten by the Underwriter, it will not be eligible to be purchased by Plans under the Underwriter Exemption.  However, in the event that such Offered Certificate is subsequently underwritten or placed by the Underwriter, or another underwriter that has obtained an individual exemption similar to the Underwriter Exemption, such Offered Certificate may be acquired under the same conditions as are described above for other Offered Certificates that are eligible under the Underwriter Exemption.

 METHOD OF DISTRIBUTION

Subject to the terms and conditions set forth in the amended and restated underwriting agreement dated as of June 29, 2007, and the related terms agreement dated June 29, 2007 (together, the “Underwriting Agreement”), between Deutsche Bank Securities Inc. (the “Underwriter”) and the depositor, the depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the depositor, the Offered Certificates.

Distribution of the Offered Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale.  Proceeds to the depositor from the sale of the Offered Certificates, before deducting expenses payable by the depositor, will be 99.77% of the aggregate initial Certificate Principal Balance of the Offered Certificates, plus accrued interest.  In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the depositor in the form of underwriting discounts.

The Offered Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter’s right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice.  It is expected that delivery of the Offered Certificates will be made through the facilities of DTC, Clearstream and the Euroclear System on or about the Closing Date. The Offered Certificates will be offered in Europe and the United States of America.

The Underwriting Agreement provides that the depositor will indemnify the Underwriter against those civil liabilities set forth in the Underwriting Agreement, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments the Underwriter may be required to make in respect of these liabilities.

 SECONDARY MARKET

There is currently no secondary market for the Offered Certificates and there can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue.  The Underwriter intends to establish a market in the Offered Certificates but it is not obligated to do so.  There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the depositor is not aware of any source through which price information about the Offered Certificates will be available on an ongoing basis. The limited nature of the information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available. The primary source of information available to investors concerning the Offered Certificates will be the monthly statements discussed herein under “Pooling and Servicing Agreement—Reports to Certificateholders” which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement.

 LEGAL MATTERS

Certain legal matters will be passed upon for the depositor and the Underwriter by McKee Nelson LLP, New York, New York.

 CERTIFICATE RATINGS

It is a condition to the issuance of the certificates that the Senior Certificates and Mezzanine Certificates receive at least the following ratings from Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. (“S&P”), Fitch Ratings (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”):

Certificates	S&P	Moody’s	Fitch
Class I-A-1A	AAA	Aaa	AAA
Class I-A-1B	AAA	Aaa	AAA
Class II-A-1	AAA	Aaa	AAA
Class II-A-2	AAA	Aaa	AAA
Class III-A-1	AAA	Aaa	AAA
Class A-2A	AAA	Aaa	AAA
Class A-2B	AAA	Aaa	AAA
Class A-3	AAA	Aaa	AAA
Class A-4	AAA	Aaa	AAA
Class M-1	AA+	Aaa	AA+
Class M-2	AA	Aa1	AA
Class M-3	AA-	Aa1	AA-
Class M-4	A+	Aa2	A+
Class M-5	A	Aa3	A
Class M-6	A-	A1	A-
Class M-7	BBB+	A2	BBB+
Class M-8	BBB	A3	BBB
Class M-9	BBB-	Baa1	BBB-
Class M-10	BB+	Baa2	BB+
Class M-11	BB	Baa3	BB

A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.  Each security rating should be evaluated independently of any other security rating.

S&P’s ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of payments required under the operative agreements.  S&P’s ratings take into consideration the credit quality of the Mortgage Pool, including any credit support providers, structural and legal aspects associated with the certificates, and the extent to which the payment stream of the Mortgage Pool is adequate to make payments required under the certificates.  S&P’s ratings on mortgage pass-through certificates do not, however, constitute a statement regarding the frequency of prepayments on the mortgage loans.  S&P’s ratings do not address the possibility that investors may suffer a lower-than-anticipated yield or the likelihood of receipt of Net WAC Rate Carryover Amounts.

The ratings assigned by Moody’s to mortgage pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which the certificates are issued. Moody’s ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with the certificates, and the extent to which the payment stream on the mortgage pool is adequate to make the payments required by the certificates.  The ratings of the certificates do not address the possibility that, as a result of principal prepayments, the certificateholders may receive a lower than anticipated yield.

Fitch’s ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of payments required under the operative agreements.  Fitch’s ratings take into consideration the credit quality of the Mortgage Pool, including any credit support providers, structural and legal aspects associated with the certificates, and the extent to which the payment stream of the Mortgage Pool is adequate to make payments required under the certificates.  Fitch’s ratings on mortgage pass-through certificates do not, however, constitute a statement regarding the frequency of prepayments on the mortgage loans.  Fitch’s ratings do not address the possibility that investors may suffer a lower-than-anticipated yield or the likelihood of receipt of Net WAC Rate Carryover Amounts.

The ratings on the Offered Certificates address the likelihood of the receipt by certificateholders of all distributions with respect to the underlying Mortgage Loans to which they are entitled.  The ratings do not represent any assessment of the likelihood that the rate of principal prepayments by mortgagors might differ from those originally anticipated.  As a result of such differences in the rate of principal prepayments, certificateholders might suffer a lower-than-anticipated yield to maturity.  See “Risk Factors” and “Prepayment and Yield Considerations”.

The depositor has not requested a rating on the Offered Certificates by any rating agency other than S&P, Moody’s and Fitch.  However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates or, if it does, what rating would be assigned by any such other rating agency.  A rating on the Offered Certificates by another rating agency, if assigned at all, may be lower than the rating assigned to the Offered Certificates by S&P, Fitch and Moody’s.

The rating agencies have stated that it is their standard policy to monitor ratings on publicly offered securities for which a rating has been provided by them in accordance with the rating agencies’ particular surveillance policies, unless the issuing entity requests a rating without surveillance.  A rating agency will monitor the rating it issues on an ongoing basis and may update the rating after conducting its regular review of the issuing entity’s creditworthiness or after conducting a review of the status of the rating upon becoming aware of any information that might reasonably be expected to result in a change of rating.  The depositor has not requested that any rating agency not monitor its ratings of the offered certificates, and the depositor has not requested that any rating agency use any monitoring procedures other than their standard monitoring procedures.

 AVAILABLE INFORMATION

The depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago, Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission’s Electronic Data Gathering, Analysis and Retrieval system at the Commission’s Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330. Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity’s name. The depositor does not intend to send any financial reports to certificateholders.

The issuing entity’s annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, discussed in “Pooling and Servicing Agreement–Reports to Certificateholders” and “Servicing of the Mortgage Loans–Evidence as to Compliance”, required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, as will be prepared by the securities administrator and filed by it with the Commission will be posted on the securities administrator’s internet web site as soon as reasonably practicable after it has been electronically filed with, or furnished to, the Commission. The address of the website is: www.ctslink.com

 REPORTS TO CERTIFICATEHOLDERS

So long as the issuing entity is required to file reports under the Exchange Act, those reports will be made available as described above under “Available Information”.

If the issuing entity is no longer required to file reports under the Exchange Act, periodic distribution reports will be made available on the securities administrator’s website referenced above under “Available Information” on each distribution date. Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance will be provided to registered holders of the related securities upon request free of charge. See “Servicing of the Mortgage Loans–Evidence as to Compliance” and “Description of the Certificates–Reports to Certificateholders.”

 INCORPORATION OF INFORMATION BY REFERENCE

There are incorporated into this prospectus supplement by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the depositor with respect to the trust fund pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the Offered Certificates. All documents subsequently filed by the depositor pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of the offering prior to the termination of the offering of the Offered Certificates will also be deemed incorporated by reference into this prospectus supplement.

The depositor will provide or cause to be provided without charge to each person to whom this prospectus supplement is delivered in connection with the offering of one or more classes of Offered Certificates, upon written or oral request of the person, a copy of any or all the reports incorporated in this prospectus supplement by reference, in each case to the extent the reports relate to one or more of such classes of the Offered Certificates, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to ACE Securities Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211, and its telephone number is (704) 365-0569. The depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

ANNEX I

GLOBAL CLEARANCE AND SETTLEMENT AND DOCUMENTATION PROCEDURES

Except in certain limited circumstances, the Offered Certificates will be offered globally (the “Global Securities”) and will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, Clearstream or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Securities through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

Secondary cross-market trading between Clearstream or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream and Euroclear (in such capacity) and as DTC Participants.

Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no “lock-up” or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and sellers accounts are located to ensure that settlement can be made on the desired value date.

Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage loan asset-backed certificates issues in same-day funds.

Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

Trading between DTC seller and Clearstream or Euroclear purchaser.  When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement.  Clearstream or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant’s account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream Participant’s or Euroclear Participant’s account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement.  The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the Global Securities are credited to their accounts one day later.

As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement.  Under this procedure, Clearstream Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date.  Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream Participant’s or Euroclear Participant’s particular cost of funds.

Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date.  Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective depository, to a DTC Participant. The seller will send instructions to Clearstream or Euroclear through a Clearstream Participant or Euroclear Participant at least one business day prior to settlement.  In these cases Clearstream or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant’s account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month.  The payment will then be reflected in the account of the Clearstream Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream Participant’s or Euroclear Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream Participant’s or Euroclear Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream or Euroclear and that purchase Global Securities from DTC Participants For deliver to Clearstream Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

(a)

borrowing through Clearstream or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts) in accordance with the clearing system’s customary procedures;

(b)

borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

(c)

staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream Participant or Euroclear Participant.

Certain U.S. Federal Income Tax Documentation Requirements

A beneficial owner of Global Securities holding securities through Clearstream or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

Exemption for non-U.S. Persons (Form W-8BEN).  Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding).  If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of such change.

Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income ineffectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). Form W-8BEN may be filed by the Certificate Owners or his agent.

Exemption for U.S. Persons (Form W-9).  U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payers Request for Taxpayer Identification Number and Certification).

U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8BEN and Form W-8ECI are effective until the third succeeding calendar year from the date such form is signed.

The term “U.S. Person” means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

ANNEX II

THE FLOOR AGREEMENT SCHEDULE

Distribution Date	Floor Notional Amount ($)	Floor Strike Rate (% per annum)	Floor Ceiling Rate (% per annum)
January 25, 2008	641,979,850	4.6540	4.1170
February 25, 2008	616,571,551	4.5340	3.9220
March 25, 2008	592,173,483	4.4270	3.7620
April 25, 2008	568,744,906	4.3150	3.6160
May 25, 2008	546,246,917	4.2150	3.4740
June 25, 2008	524,643,006	4.2150	3.2560
July 25, 2008	503,897,483	4.2150	3.0324
August 25, 2008 and thereafter	0	N/A	N/A

ANNEX III

CERTIFICATE INTEREST RATE SWAP AGREEMENT SCHEDULE

Distribution Date	Swap Notional Amount($)
July 25, 2007	5,360,000.00
August 25, 2007	5,214,180.68
September 25, 2007	5,072,369.25
October 25, 2007	4,934,454.52
November 25, 2007	4,800,328.40
December 25, 2007	4,669,885.84
January 25, 2008	4,543,024.71
February 25, 2008	4,419,645.75
March 25, 2008	4,299,652.48
April 25, 2008	4,182,951.08
May 25, 2008	4,069,450.39
June 25, 2008	3,959,061.79
July 25, 2008	3,851,699.12
August 25, 2008	3,747,278.63
September 25, 2008	3,645,718.91
October 25, 2008	3,546,940.84
November 25, 2008	3,450,867.48
December 25, 2008	3,357,424.05
January 25, 2009	3,266,537.86
February 25, 2009	3,178,138.23
March 25, 2009	3,092,156.47
April 25, 2009	3,008,525.79
May 25, 2009	2,927,181.28
June 25, 2009	2,848,059.81
July 25, 2009	2,771,100.03
August 25, 2009	2,696,242.29
September 25, 2009	2,623,428.61
October 25, 2009	2,552,602.62
November 25, 2009	2,483,709.51
December 25, 2009	2,416,695.99
January 25, 2010	2,351,510.28
February 25, 2010	2,288,102.02
March 25, 2010	2,226,422.25
April 25, 2010	2,166,423.38
May 25, 2010	2,108,059.12
June 25, 2010	2,051,284.50
July 25, 2010	1,981,539.57
August 25, 2010	1,928,203.39
September 25, 2010	1,876,318.70
October 25, 2010	1,825,845.59
November 25, 2010	1,776,745.28
December 25, 2010	1,728,980.03
January 25, 2011	1,682,511.85
February 25, 2011	1,637,306.47
March 25, 2011	1,593,329.21
April 25, 2011	1,550,546.37
May 25, 2011	1,508,925.15
June 25, 2011	1,468,426.21
July 25, 2011	1,429,022.92
August 25, 2011	1,390,688.83
September 25, 2011	1,353,394.63
October 25, 2011	1,317,093.18
November 25, 2011	1,281,751.77
December 25, 2011	1,247,361.50
January 25, 2012	1,213,436.91
February 25, 2012	1,180,865.61
March 25, 2012	1,148,298.90
April 25, 2012	1,115,843.04
May 25, 2012	1,082,739.49
June 25, 2012	1,047,306.50
July 25, 2012 and thereafter	0

$2,124,065,000
(Approximate)

ACE Securities Corp.
Depositor

DB Structured Products, Inc.
Sponsor

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN

TRUST, SERIES 2007-OA4

Mortgage Pass-Through Certificates

Prospectus Supplement
Dated June 29, 2007

Wells Fargo Bank, N.A.

Master Servicer and Securities Administrator

Deutsche Bank Securities Underwriter

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the certificates offered by this prospectus supplement in any state where the offer is not permitted.

Dealers will be required to deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the Offered Certificates, whether or not participating in this offering, may be required to deliver a prospectus supplement and prospectus until 90 days after the date of this prospectus supplement.